UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Dynamic Equity
Multi-Manager U.S. Small Cap Equity

Active Equity Multi-Manager Funds

∎	MULTI-MANAGER INTERNATIONAL EQUITY

∎	MULTI-MANAGER U.S. DYNAMIC EQUITY

∎	MULTI-MANAGER U.S. SMALL CAP EQUITY

Market Review	1

Portfolio Management Discussions and Performance Summaries	3

Schedules of Investments	16

Financial Statements	28

Financial Highlights	32

Notes to the Financial Statements	38

Other Information	52

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

The capital markets broadly rallied during the six months ended April 30, 2017 (the “Reporting Period”). In the U.S., the unexpected election of Donald Trump led investors to rotate out of the defensive, yield-oriented positioning that had driven market returns in much of 2015 and 2016. The Federal Reserve (the “Fed”), citing an improved labor market and moderately expanding economic activity, cautiously raised interest rates twice during the Reporting Period — in December 2016 and March 2017. Meanwhile, the U.K. officially triggered Article 50, beginning negotiations to extricate itself from the European Union, popularly known as Brexit.

The U.S. dollar rallied sharply following the U.S. elections but declined over the early part of 2017, ending the Reporting Period slightly higher than at the start of the Reporting Period. The yield on 10-year U.S. Treasuries also increased during the Reporting Period, with the post-election U.S. Treasury sell-off moderately offset by a recovery in prices year-to-date through April 30, 2017. In commodities, oil rallied in November 2016 but declined in the early months of 2017 on pricing concerns and on uncertainty around Organization of the Petroleum Exporting Countries (“OPEC”) production limits, leading to underperformance from energy-related assets worldwide during the Reporting Period overall. Gold moved in the opposite direction; after a steep sell-off following the U.S. elections, gold gained over the first few months of 2017 to end the Reporting Period only slightly below where it started.

Global equity markets ended the Reporting Period in positive territory. In the U.S., investors reacted to the prospect of business-friendly tax cuts, decreased regulations, and revisions to international trade agreements under the current Administration by rotating into more cyclical areas of the market. Financial stocks were the best performers during the Reporting Period, followed by information technology, consumer discretionary and industrials. Energy companies underperformed due to declines in oil prices, while the higher yielding, traditionally defensive sectors, such as utilities, telecommunication services and consumer staples, which had driven the market for much of 2015 and 2016 also underperformed. Small cap stocks, as measured by the applicable Russell indices, widely considered most likely to benefit from current Administration policies, outperformed large cap stocks during the Reporting Period. International equity markets also gained during the Reporting Period, with European stocks rebounding from 2016’s Brexit-driven selloff and emerging market equities rallying on improved prospects for economic growth.

Credit markets also largely ended the Reporting Period in positive territory. Despite volatility around U.S. elections and an increase in U.S. Treasury rates during the Reporting Period, credit spreads, or yield differentials to U.S. Treasuries, tightened from their January 2016 highs, as economic recovery improved and market participants became optimistic about the prospect of fiscal stimulus under the new Administration. In the U.S., issuers sought to take advantage of low interest rates and strong foreign demand to drive new offerings. Abroad, emerging market credit, generally offering more attractive yields and less sovereign leverage, rallied. (Less sovereign leverage refers to the fact that emerging markets generally have less sovereign debt than developed markets as a percentage of Gross Domestic Product given the effects of quantitative easing in the U.S. and Europe.)

Public real estate markets moved higher on what investors broadly considered to be reasonable valuations and an attractive supply/demand backdrop at this point in the cycle. While higher yield outperformed lower yield, the magnitude of outperformance of higher yield decreased toward the end of 2016 and in the beginning of 2017. After selling off sharply in the aftermath of Brexit, U.K. real estate securities rallied back during the Reporting Period. Hong Kong and Singapore, which had also been out of favor, performed well, while Japan was the only major

1

MARKET REVIEW

real estate market to decline. Office and residential real estate moved higher, though prison and hotel real estate investment trusts (“REITs”) experienced the sharpest rally following the U.S. election on expectations of more favorable government policy and prospects of increased economic growth. Data center and logistics REITs also attracted capital as part of a broader play on cloud computing and growth of e-commerce. Conversely, mall REITs sold off in the first quarter of 2017 on the back of higher than market expected closures of brick and mortar stores.

At the end of the Reporting Period, investors appeared to be monitoring political developments in the U.S., particularly regarding tax and health care reform. We believe the rise of populism worldwide has challenged conventional leadership, most recently during the French election, and may lead to further market disruption. While most global central banks maintain policies of quantitative easing, investors also broadly anticipate at least one more interest rate hike in the U.S. in 2017.

2

PORTFOLIO RESULTS

Multi-Manager International Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of 12.38%. This return compares to the 11.47% cumulative total return of the Fund’s benchmark, the MSCI® EAFE® Index (Net, USD, Unhedged) (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ an international equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

All three of the Underlying Managers with allocated capital during the Reporting Period generated positive absolute returns and all three outperformed the Index on a relative basis, led by value-oriented Underlying Manager Causeway and growth-oriented Underlying Manager WCM.

Q	Which international equity strategies most significantly affected Fund performance?

A	The Fund’s relative outperformance was driven by value-oriented manager Causeway, which posted positive absolute returns and outperformed the Index due to strong stock selection in financials and consumer discretionary. An overweight to and stock selection in telecommunication services detracted, partially offsetting Causeway’s outperformance.

Growth-oriented manager WCM also posted positive absolute returns and outperformed the Index, benefiting from strong stock selection in consumer discretionary. This was partially offset by an underweight to and stock selection in financials, particularly banks, which detracted.

Core-oriented manager MFS posted positive absolute returns and outperformed the Index as well. MFS’ outperformance was due to positive stock selection in materials and health care and a favorable underweight to telecommunication services. An overweight to and stock selection in consumer staples and an underweight to banks, which detracted, partially offset MFS’ strong performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes to the Fund’s allocations of assets to Underlying Managers during the Reporting Period. As of April 30, 2017, the Fund’s assets were allocated approximately 44% to Causeway, 19% to MFS and 36% to WCM. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

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PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was moderately more defensively positioned than the Index. Compared to the Index, the Fund was overweight information technology, consumer discretionary and health care, while underweight financials, materials, real estate and utilities at the end of the Reporting Period. The Fund held an approximately 3.8% position in cash at the end of April 2017. On a regional basis, the Fund was significantly underweight Japan and developed Asia, while maintaining out-of-Index exposure to emerging markets and North America. From a market capitalization perspective, the Fund was overweight at the end of the Reporting Period in mega cap stocks, while maintaining an underweight relative to the Index in mid-cap companies.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.
.

4

FUND BASICS

Multi-Manager International Equity Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI® EAFE® Index (Net, USD, Unhedged)[2]
Institutional	12.38%	11.47%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Institutional	12.16%	1.57%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.57%	0.98%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
Canadian Pacific Railway Ltd.	2.1%	Road & Rail
Nestle SA	2.1	Food Products
Volkswagen AG	1.9	Automobiles
Reckitt Benckiser Group PLC	1.9	Household Products
Akzo Nobel NV	1.9	Chemicals
Schneider Electric SE	1.8	Electrical Equipment
Compass Group PLC	1.8	Hotels, Restaurants & Leisure
LVMH Moet Hennessy Louis Vuitton SE	1.7	Textiles, Apparel & Luxury Goods
CSL Ltd.	1.7	Biotechnology
Roche Holding AG	1.6	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

PORTFOLIO RESULTS

Multi-Manager U.S. Dynamic Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Dynamic Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of 15.30%. This return compares to the 13.32% cumulative total return of the Fund’s benchmark, the S&P 500® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a dynamic equity investment strategy. During the Reporting Period, the Fund allocated capital to four Underlying Managers as part of its top-level strategy allocation — Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”), Weitz Investment Management, Inc. (“Weitz”) and Lazard Asset Management LLC (“Lazard”). Weitz was redeemed from the Fund in January 2017.

Of the four Underlying Managers with allocated capital during the Reporting Period, Smead and Sirios posted positive absolute returns and outperformed the Index on a relative basis. Lazard posted a positive absolute return but underperformed the Index during the Reporting Period. Similarly, Weitz posted a positive absolute return but underperformed the Index while it had capital allocated to it, i.e. from November 2016 through January 2017.

Q	Which dynamic equity strategies most significantly affected Fund performance?

A	The Fund’s relative outperformance was driven most by core-oriented manager Smead and growth-oriented manager Sirios. Smead outperformed the Index due to overweights to and stock selection in consumer discretionary and financials. Stock selection in health care detracted. Sirios outperformed the Index due to an overweight to and stock selection in materials, partially offset by stock selection in consumer discretionary, particularly media, which detracted. Having a position in cash during a period when the Index rallied also proved to be a drag for Sirios.

Lazard underperformed the Index due to an overweight to and stock selection in consumer staples, but benefited from a lack of exposure to energy. During the time when Weitz had capital allocated to it, it underperformed the Index due to stock selection in financials, particularly an underweight to banks. Having a position in cash during a period when the Index rallied also proved to be a drag for Weitz.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	At the start of the Reporting Period, the Fund’s assets were allocated approximately 35.5% to Sirios, 35.5% to Smead, 18% to Weitz and 10% to Lazard. Weitz was redeemed from the Fund in January 2017, and Lazard was increased to a 15% target weight, while the target Underlying Manager allocations for Sirios and Smead were increased to 42% each. At the end of the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation.

7

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund remained overweight consumer discretionary, primarily concentrated in media, though the redemption of Weitz reduced the media exposure in the Fund from 15% to 11% of Fund assets. The Fund was also overweight in materials and financials at the end of the Reporting Period, with notable bank exposure held by Smead and Sirios. Lazard has not historically invested in banks. The Fund was underweight energy, consumer staples, industrials and information technology relative to the Index at the end of the Reporting Period and had no exposure to utilities or real estate. The Fund held an approximately 4.6% position in cash at the end of April 2017. In terms of market capitalization, the Fund maintained a significant underweight to mega caps and an overweight relative to the Index in small/mid cap stocks. Regionally, the Fund was primarily invested in North American equities, but also had modest exposure to companies domiciled in Europe and the U.K.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

8

FUND BASICS

Multi-Manager U.S. Dynamic Equity Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	S&P 500® Total Return Index[2]
Institutional	15.30%	13.32%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The S&P 500® Total Return Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Institutional	14.93%	2.87%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.79%	1.28%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

9

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
Bank of America Corp.	4.0%	Banks
The Sherwin-Williams Co.	3.8	Chemicals
JPMorgan Chase & Co.	3.7	Banks
eBay, Inc.	3.0	Internet Software & Services
NVR, Inc.	2.8	Household Durables
Walgreens Boots Alliance, Inc.	2.7	Food & Staples Retailing
Berkshire Hathaway, Inc. Class B	2.4	Diversified Financial Services
Amgen, Inc.	2.4	Biotechnology
American Express Co.	2.2	Consumer Finance
FedEx Corp.	2.1	Air Freight & Logistics

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

PORTFOLIO RESULTS

Multi-Manager U.S. Small Cap Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Small Cap Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of 13.38%. This return compares to the 18.37% cumulative total return of the Fund’s benchmark, the Russell 2000® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted robust positive absolute returns, it underperformed the Index during the Reporting Period. The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a small-cap equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Boston Partners Global Investors, Inc. (“Boston Partners”), Brown Advisory LLC (“Brown Advisory”) and PNC Capital Advisors, LLC (“PNC”).

Of the three Underlying Managers with allocated capital during the Reporting Period, all three generated positive absolute returns. However, on a relative basis, all three of the Underlying Managers underperformed their respective benchmark index during the Reporting Period.

Q	Which small-cap equity strategies most significantly affected Fund performance?

A	The Fund’s relative underperformance was driven most by growth-oriented manager Brown Advisory and core-oriented manager PNC. Brown Advisory underperformed the Russell 2000® Growth Index due to weak stock selection in consumer discretionary and an overweight to and poor stock selection in information technology. This was partially offset by a lack of exposure to energy, which contributed positively. PNC underperformed the Index due to weak stock selection in financials, partially offset by an underweight to and stock selection in real estate, which added value. Value-oriented manager Boston Partners underperformed the Russell 2000® Value Index but by a smaller margin than the other Underlying Managers underperformed their respective benchmark index. Boston Partners’ underperformance was due to an overweight to and weak stock selection in consumer discretionary and poor stock selection in health care. Its underperformance was partially mitigated by an underweight to real estate and effective stock selection in financials, which contributed positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	As of October 31, 2016, the Fund’s assets were allocated approximately 44% to Boston Partners, 30% to Brown Advisory and 25% to PNC. There were no changes in the Fund’s allocations during the Reporting Period, such that asset allocations remained the same at the end of the Reporting Period on April 30, 2017.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

11

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was overweight industrials and moderately overweight financials and consumer discretionary compared to the Index. The Fund was underweight real estate, utilities, consumer staples, materials and health care relative to the Index at the end of the Reporting Period. The Fund held an approximately 5.0% position in cash at the end of April 2017. In terms of market capitalization, the Fund maintained a slight small-mid cap bias, driven predominantly by Underlying Manager Brown Advisory.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. small-cap equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

12

FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	Russell 2000® Total Return Index[2]
Institutional	13.38%	18.37%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	Since Inception	Inception Date
Institutional	18.16%	4/29/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.80%	1.36%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

13

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
EnerSys	1.6%	Electrical Equipment
LCI Industries	1.6	Auto Components
Lithia Motors, Inc. Class A	1.5	Specialty Retail
HEICO Corp.	1.5	Aerospace & Defense
Waste Connections, Inc.	1.3	Commercial Services & Supplies
SLM Corp.	1.2	Consumer Finance
Air Lease Corp.	1.1	Trading Companies & Distributors
PRA Group, Inc.	1.0	Consumer Finance
Liberty TripAdvisor Holdings, Inc. Class A	1.0	Internet & Direct Marketing Retail
Bank of the Ozarks, Inc.	1.0	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of April 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

14

PORTFOLIO RESULTS

Index Definitions

The Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe.

The Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe.

15

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 94.0%
Australia – 2.2%
61,246	CSL Ltd. (Biotechnology)	$6,073,156
26,108	Orica Ltd. (Chemicals)	361,714
216,150	Westfield Corp. (Equity Real Estate Investment Trusts (REITs))	1,469,922

		7,904,792

Belgium – 0.2%
11,117	KBC Group NV (Banks)	803,391

Brazil – 1.4%
745,144	Ambev SA ADR (Beverages)	4,269,675
40,711	Raia Drogasil SA (Food & Staples Retailing)	865,127

		5,134,802

Canada – 4.7%
16,379	Canadian National Railway Co. (Road & Rail)	1,184,038
49,880	Canadian Pacific Railway Ltd. (Road & Rail)	7,643,658
252	Constellation Software, Inc. (Software)	115,257
43,396	Element Fleet Management Corp. (Diversified Financial Services)	381,171
293,129	Encana Corp. (Oil, Gas & Consumable Fuels)	3,137,332
63,576	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	1,782,391
3,379	Loblaw Cos. Ltd. (Food & Staples Retailing)	189,638
88,000	Manulife Financial Corp. (Insurance)	1,543,328
33,995	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	1,065,387

		17,042,200

China – 4.2%
6,911	Alibaba Group Holding Ltd. ADR (Internet Software & Services)*	798,220
16,000	Baidu, Inc. ADR (Internet Software & Services)*	2,883,680
2,310,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	2,694,839
79,526	Ctrip.com International Ltd. ADR (Internet & Direct Marketing Retail)	4,016,858
153,140	Tencent Holdings Ltd. (Internet Software & Services)	4,798,385

		15,191,982

Denmark – 3.3%
4,907	Carlsberg A/S Class B (Beverages)	489,633
48,076	Chr Hansen Holding A/S (Chemicals)	3,239,071
47,675	Coloplast A/S Class B (Health Care Equipment & Supplies)	4,082,209
26,864	Novo Nordisk A/S Class B (Pharmaceuticals)	1,045,999
73,818	Novozymes A/S Class B (Chemicals)	3,186,952

		12,043,864

Common Stocks – (continued)
France – 9.7%
14,655	Air Liquide SA (Chemicals)	1,765,725
26,850	BNP Paribas SA (Banks)	1,894,997
12,821	Danone SA (Food Products)	897,290
6,363	Dassault Systemes (Software)	567,712
343,385	Engie SA (Multi-Utilities)	4,841,742
25,826	Essilor International SA (Health Care Equipment & Supplies)	3,346,867
6,551	Hermes International (Textiles, Apparel & Luxury Goods)	3,131,835
3,644	L’Oreal SA (Personal Products)	725,701
10,588	Legrand SA (Electrical Equipment)	685,371
24,640	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	6,082,846
12,965	Pernod Ricard SA (Beverages)	1,622,591
26,723	Sanofi (Pharmaceuticals)	2,525,157
84,843	Schneider Electric SE (Electrical Equipment)	6,720,049
10,191	TOTAL SA (Oil, Gas & Consumable Fuels)	523,137

		35,331,020

Germany – 5.1%
15,585	adidas AG (Textiles, Apparel & Luxury Goods)	3,124,613
39,969	BASF SE (Chemicals)	3,893,737
17,444	Bayer AG (Pharmaceuticals)	2,158,399
15,049	Beiersdorf AG (Personal Products)	1,496,642
8,770	Linde AG (Chemicals)	1,575,868
7,700	Merck KGaA (Pharmaceuticals)	904,531
3,355	MTU Aero Engines AG (Aerospace & Defense)*	481,221
11,800	ProSiebenSat.1 Media SE (Media)	500,906
45,164	SAP SE (Software)	4,523,895

		18,659,812

Hong Kong – 2.8%
722,600	AIA Group Ltd. (Insurance)	5,001,429
335,563	China Merchants Holdings International Co. Ltd. (Transportation Infrastructure)	958,758
413,500	China Mobile Ltd. (Wireless Telecommunication Services)	4,402,377
410,000	Global Brands Group Holding Ltd. (Textiles, Apparel & Luxury Goods)*	48,403
12,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	5,025

		10,415,992

India – 1.6%
53,117	HDFC Bank Ltd. ADR (Banks)	4,228,644
35,483	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	847,156
27,476	Tata Consultancy Services Ltd. (IT Services)	970,162

		6,045,962

16	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Ireland – 2.1%
39,680	Accenture PLC Class A (IT Services)	$4,813,184
31,994	ICON PLC (Life Sciences Tools & Services)*	2,703,173

		7,516,357

Israel* – 0.2%
8,405	Check Point Software Technologies Ltd. (Software)	874,204

Italy – 2.0%
43,596	Eni SpA (Oil, Gas & Consumable Fuels)	676,218
48,880	Luxottica Group SpA (Textiles, Apparel & Luxury Goods)	2,825,786
237,290	UniCredit SpA (Banks)*	3,863,671

		7,365,675

Japan – 9.9%
20,500	Asahi Group Holdings Ltd. (Beverages)	774,566
6,200	Daikin Industries Ltd. (Building Products)	602,786
24,400	Denso Corp. (Auto Components)	1,053,046
42,300	East Japan Railway Co. (Road & Rail)	3,796,113
3,100	FANUC Corp. (Machinery)	631,148
583,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	3,220,706
41,400	Hoya Corp. (Health Care Equipment & Supplies)	1,978,621
103,400	Japan Airlines Co. Ltd. (Airlines)	3,265,515
26,700	Japan Tobacco, Inc. (Tobacco)	888,462
10,200	Kao Corp. (Personal Products)	562,873
166,800	KDDI Corp. (Wireless Telecommunication Services)	4,422,544
11,200	Keyence Corp. (Electronic Equipment, Instruments & Components)	4,502,557
102,700	Komatsu Ltd. (Machinery)	2,744,301
37,600	Kubota Corp. (Machinery)	592,305
16,400	Kyocera Corp. (Electronic Equipment, Instruments & Components)	928,815
61,700	Nikon Corp. (Household Durables)	880,793
3,400	Shin-Etsu Chemical Co. Ltd. (Chemicals)	295,520
35,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,314,424
40,895	Sysmex Corp. (Health Care Equipment & Supplies)	2,490,817
37,300	Terumo Corp. (Health Care Equipment & Supplies)	1,362,141

		36,308,053

Luxembourg* – 0.3%
139,452	ArcelorMittal (Metals & Mining)	1,095,861

Mexico – 0.9%
1,478,865	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	3,338,695

Common Stocks – (continued)
Netherlands – 5.1%
79,175	Akzo Nobel NV (Chemicals)	6,924,812
32,292	Core Laboratories NV (Energy Equipment & Services)	3,578,599
885	Heineken NV (Beverages)	78,936
175,364	ING Groep NV (Banks)	2,858,350
3,430	QIAGEN NV (Life Sciences Tools & Services)*	102,753
17,709	Randstad Holding NV (Professional Services)	1,055,774
41,062	RELX NV (Professional Services)	793,472
123,682	Yandex NV Class A (Internet Software & Services)*	3,371,571

		18,764,267

Singapore – 0.4%
73,900	DBS Group Holdings Ltd. (Banks)	1,020,589
120,900	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	323,683

		1,344,272

South Korea – 2.2%
9,755	Amorepacific Corp. (Personal Products)	2,501,701
2,575	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	2,526,075
131,100	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	3,092,649

		8,120,425

Spain – 1.3%
18,989	Amadeus IT Group SA (IT Services)	1,024,822
411,782	CaixaBank SA (Banks)	1,869,672
50,606	Industria de Diseno Textil SA (Specialty Retail)	1,939,281

		4,833,775

Sweden – 1.4%
80,537	Alfa Laval AB (Machinery)	1,650,339
72,482	Atlas Copco AB Class A (Machinery)	2,707,568
30,389	Hennes & Mauritz AB (Specialty Retail)	752,447

		5,110,354

Switzerland – 12.3%
193,013	ABB Ltd. (Electrical Equipment)	4,729,639
47,382	Aryzta AG (Food Products)*	1,538,605
40,352	Chubb Ltd. (Insurance)	5,538,312
42,435	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	3,545,804
2,286	Kuehne & Nagel International AG (Marine)	345,724
98,210	Nestle SA (Food Products)	7,564,180
74,568	Novartis AG (Pharmaceuticals)	5,740,622
22,636	Roche Holding AG (Pharmaceuticals)	5,923,033
1,565	SGS SA (Professional Services)	3,524,080

The accompanying notes are an integral part of these financial statements.	17

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
173,847	UBS Group AG (Capital Markets)	$2,967,714
12,853	Zurich Insurance Group AG (Insurance)	3,556,917

		44,974,630

Taiwan – 1.6%
171,806	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	5,681,624

United Kingdom – 18.8%
57,852	AstraZeneca PLC (Pharmaceuticals)	3,464,719
570,143	Aviva PLC (Insurance)	3,877,203
421,091	Balfour Beatty PLC (Construction & Engineering)	1,590,785
1,289,606	Barclays PLC (Banks)	3,531,463
256,927	BP PLC (Oil, Gas & Consumable Fuels)	1,470,806
69,674	British American Tobacco PLC (Tobacco)	4,707,404
48,889	Carnival PLC (Hotels, Restaurants & Leisure)	3,013,147
961,028	Cobham PLC (Aerospace & Defense)	1,649,258
331,860	Compass Group PLC (Hotels, Restaurants & Leisure)	6,700,514
5,260	Delphi Automotive PLC (Auto Components)	422,904
94,636	Diageo PLC (Beverages)	2,754,585
267,350	Experian PLC (Professional Services)	5,751,434
108,099	GlaxoSmithKline PLC (Pharmaceuticals)	2,175,800
3,076,011	Lloyds Banking Group PLC (Banks)	2,763,873
215,187	Prudential PLC (Insurance)	4,775,825
76,764	Reckitt Benckiser Group PLC (Household Products)	7,072,839
17,725	Rio Tinto PLC (Metals & Mining)	699,255
52,223	Rolls-Royce Holdings PLC (Aerospace & Defense)*	548,942
3,707,833	Rolls-Royce Holdings PLC Class C (Aerospace & Defense)	4,802
190,562	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	5,070,275
20,832	Smiths Group PLC (Industrial Conglomerates)	442,856
106,055	SSE PLC (Electric Utilities)	1,910,512
1,021,893	Vodafone Group PLC (Wireless Telecommunication Services)	2,632,028
83,240	WPP PLC (Media)	1,782,459

		68,813,688

Common Stocks – (continued)
United States* – 0.3%
27,942	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	953,381

TOTAL COMMON STOCKS
(Cost $305,963,907)		$343,669,078

Preferred Stock – 2.0%
Germany – 2.0%
44,743	Volkswagen AG (Automobiles)	$7,102,804
(Cost $6,430,636)

Units	Expiration Date	Value
Right* – 0.1%
United Kingdom – 0.1%
Cobham PLC (Aerospace & Defense)
339,396	05/04/17	$250,563
(Cost $204,695)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 3.8%
Repurchase Agreements – 3.8%
Joint Repurchase Agreement Account II
$13,900,000	0.821%	05/01/17	$13,900,000
(Cost $13,900,000)

TOTAL INVESTMENTS – 99.9%
(Cost $326,499,238)			$364,922,445

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			546,511

NET ASSETS – 100.0%			$365,468,956

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on April 28, 2017. Additional information appears on page 27.

Currency Abbreviations:
BRL	—Brazilian Real
GBP	—British Pound
JPY	—Japanese Yen
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
GDR	—Global Depository Receipt
PLC	—Public Limited Company

18	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
State Street Bank and Trust	GBP	254,546	USD	328,739	$329,726	05/04/17	$987
	USD	44,884	EUR	41,163	44,845	05/03/17	39
	USD	49,217	JPY	5,484,215	49,211	05/08/17	5
TOTAL							$1,031

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
State Street Bank and Trust	BRL	669,774	USD	211,239	$210,905	05/02/17	$(334)
	BRL	731,540	USD	230,624	230,294	05/03/17	(331)
TOTAL							$(665)

The accompanying notes are an integral part of these financial statements.	19

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 95.5%
Aerospace & Defense – 1.7%
29,979	Airbus SE	$2,425,079

Air Freight & Logistics – 2.9%
16,061	FedEx Corp.	3,046,772
11,325	United Parcel Service, Inc. Class B	1,216,984

		4,263,756

Airlines – 0.8%
12,971	Alaska Air Group, Inc.	1,103,702

Auto Components – 0.3%
5,725	Delphi Automotive PLC	460,290

Banks – 10.9%
1,519,421	Banco Comercial Portugues SA Class R*	338,965
248,340	Bank of America Corp.	5,796,256
6,419	Bank of the Ozarks, Inc.	304,710
62,381	JPMorgan Chase & Co.	5,427,147
23,892	Regions Financial Corp.	328,515
7,237	Signature Bank*	1,001,963
44,511	Wells Fargo & Co.	2,396,472
6,719	Western Alliance Bancorp*	321,840

		15,915,868

Beverages – 2.4%
4,462	Constellation Brands, Inc. Class A	769,873
11,785	Molson Coors Brewing Co. Class B	1,130,064
36,485	The Coca-Cola Co.	1,574,328

		3,474,265

Biotechnology – 2.4%
21,842	Amgen, Inc.	3,567,235

Capital Markets – 2.1%
12,170	Affiliated Managers Group, Inc.	2,015,231
7,686	Intercontinental Exchange, Inc.	462,697
40,302	OM Asset Management PLC	627,099

		3,105,027

Chemicals – 6.3%
20,784	Akzo Nobel NV	1,817,812
15,322	PPG Industries, Inc.	1,682,968
16,536	The Sherwin-Williams Co.	5,534,269
5,866	Valvoline, Inc.	130,519

		9,165,568

Commercial Services & Supplies – 1.0%
35,225	Copart, Inc.*	1,088,452
7,066	KAR Auction Services, Inc.	308,219

		1,396,671

Communications Equipment – 3.3%
39,345	Cisco Systems, Inc.	1,340,484
37,944	Juniper Networks, Inc.	1,140,976
19,780	Motorola Solutions, Inc.	1,700,486
5,704	Palo Alto Networks, Inc.*	618,371

		4,800,317

Common Stocks – (continued)
Consumer Finance – 2.2%
40,001	American Express Co.	3,170,079

Containers & Packaging* – 0.9%
23,015	Crown Holdings, Inc.	1,290,911

Diversified Financial Services* – 2.4%
21,716	Berkshire Hathaway, Inc. Class B	3,587,700

Diversified Telecommunication Services(a) – 0.7%
56,052	Cellnex Telecom SA	989,354

Energy Equipment & Services – 1.0%
7,303	Halliburton Co.	335,062
50,345	Nabors Industries Ltd.	520,567
74,448	Precision Drilling Corp.*	296,145
11,871	TechnipFMC PLC*	357,673

		1,509,447

Food & Staples Retailing – 2.7%
45,153	Walgreens Boots Alliance, Inc.	3,907,541

Food Products – 0.4%
7,845	Nestle SA	604,226

Health Care Equipment & Supplies – 4.6%
16,169	Becton Dickinson & Co.	3,023,118
10,070	Boston Scientific Corp.*	265,646
5,975	C.R. Bard, Inc.	1,837,193
19,875	Medtronic PLC	1,651,414

		6,777,371

Health Care Providers & Services – 2.7%
10,903	AmerisourceBergen Corp.	894,591
31,088	Express Scripts Holding Co.*	1,906,938
9,768	Universal Health Services, Inc. Class B	1,179,584

		3,981,113

Hotels, Restaurants & Leisure – 1.5%
11,208	Dunkin’ Brands Group, Inc.	626,079
6,616	McDonald’s Corp.	925,777
11,018	Starbucks Corp.	661,741

		2,213,597

Household Durables – 4.7%
28,260	D.R. Horton, Inc.	929,471
38,247	Lennar Corp. Class A	1,931,474
1,925	NVR, Inc.*	4,064,156

		6,925,101

Insurance – 2.0%
39,771	Aflac, Inc.	2,978,053

Internet Software & Services* – 4.1%
1,745	Alphabet, Inc. Class A	1,613,287
129,175	eBay, Inc.	4,315,737

5,929,024

20	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
IT Services – 5.5%
14,453	Accenture PLC Class A	$1,753,149
28,923	Cognizant Technology Solutions Corp. Class A*	1,742,032
9,781	Convergys Corp.	220,170
20,323	CSRA, Inc.	590,993
13,040	DXC Technology Co.*	982,434
59,105	PayPal Holdings, Inc.*	2,820,491

8,109,269

Media – 7.6%
49,429	Comcast Corp. Class A	1,937,123
10,446	DISH Network Corp. Class A*	673,140
8,827	Scripps Networks Interactive, Inc. Class A	659,553
107,392	TEGNA, Inc.	2,736,348
2,110	The Madison Square Garden Co. Class A*	425,735
20,895	The Walt Disney Co.	2,415,462
21,307	Time Warner, Inc.	2,115,146
6,901	World Wrestling Entertainment, Inc. Class A	147,888

11,110,395

Multiline Retail – 1.3%
27,405	Nordstrom, Inc.	1,322,839
11,482	Target Corp.	641,270

1,964,109

Oil, Gas & Consumable Fuels – 0.4%
9,247	ConocoPhillips	443,024
6,848	Parsley Energy, Inc. Class A*	204,002

647,026

Personal Products – 0.2%
3,209	The Estee Lauder Cos., Inc. Class A	279,632

Pharmaceuticals – 4.6%
9,435	Johnson & Johnson	1,164,940
34,749	Merck & Co., Inc.	2,165,905
83,322	Pfizer, Inc.	2,826,282
9,690	Zoetis, Inc.	543,706

6,700,833

Road & Rail – 0.8%
10,378	Union Pacific Corp.	1,161,921

Semiconductors & Semiconductor Equipment – 0.6%
8,435	Skyworks Solutions, Inc.	841,307

Software – 3.1%
81,783	Nuance Communications, Inc.*	1,463,098
15,985	Oracle Corp.	718,686
21,592	PTC, Inc.*	1,167,048
20,540	Verint Systems, Inc.*	807,222
3,946	VMware, Inc. Class A*	371,397

4,527,451

Common Stocks – (continued)
Specialty Retail – 3.3%
7,848	Advance Auto Parts, Inc.	1,115,515
13,048	CarMax, Inc.*	763,308
18,726	The Home Depot, Inc.	2,923,128

4,801,951

Technology Hardware, Storage & Peripherals – 3.1%
61,750	NetApp, Inc.	2,460,737
22,894	Western Digital Corp.	2,039,169

4,499,906

Wireless Telecommunication Services – 1.0%
346,359	VEON Ltd. ADR	1,430,463

TOTAL COMMON STOCKS
(Cost $119,683,234)		$139,615,558

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 4.6%
Repurchase Agreements – 4.6%
Joint Repurchase Agreement Account II
$6,800,000	0.821%	05/01/17	$6,800,000
(Cost $6,800,000)

TOTAL INVESTMENTS – 100.1%
(Cost $126,483,234)			$146,415,558

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(142,759)

NET ASSETS – 100.0%			$146,272,799

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $989,354, which represents approximately 0.7% of net assets as of April 30, 2017.
(b)	Joint repurchase agreement was entered into on April 28, 2017. Additional information appears on page 27.

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	21

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co.	CHF	357,000	USD	357,509	$359,974	06/21/17	$2,466
	EUR	44,000	USD	47,259	48,057	06/21/17	797
	USD	306,795	CAD	413,000	302,792	06/21/17	4,002
	USD	66,699	CHF	66,266	66,610	05/03/17	89
	USD	34,290	CHF	34,000	34,283	06/21/17	7
	USD	1,265,313	EUR	1,156,000	1,262,586	06/21/17	2,727
TOTAL							$10,088

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co.	CAD	72,404	USD	53,137	$53,043	05/02/17	$(94)
	CHF	707,000	USD	717,266	712,889	06/21/17	(4,375)
	USD	1,611,667	CHF	1,619,000	1,632,488	06/21/17	(20,821)
	USD	4,322,026	EUR	4,015,000	4,385,193	06/21/17	(63,166)
TOTAL							$(88,456)

22	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 94.8%
Aerospace & Defense – 3.7%
11,567	Astronics Corp.*	$376,043
3,442	Curtiss-Wright Corp.	321,689
12,732	DigitalGlobe, Inc.*	409,971
30,575	HEICO Corp.	2,172,965
20,164	Hexcel Corp.	1,043,487
11,004	KLX, Inc.*	520,489
22,916	The KEYW Holding Corp.*	217,473
31,283	Wesco Aircraft Holdings, Inc.*	380,089

		5,442,206

Auto Components – 3.0%
11,313	American Axle & Manufacturing Holdings, Inc.*	198,996
16,139	Dorman Products, Inc.*	1,341,958
14,061	Fox Factory Holding Corp.*	422,533
24,044	LCI Industries	2,432,050

		4,395,537

Banks – 5.8%
31,075	Bank of the Ozarks, Inc.	1,475,130
12,477	BankUnited, Inc.	440,313
14,422	Columbia Banking System, Inc.	569,813
21,997	ConnectOne Bancorp, Inc.	488,333
24,426	Eagle Bancorp, Inc.*	1,463,118
10,764	FCB Financial Holdings, Inc. Class A*	508,599
1,970	First Citizens BancShares, Inc. Class A	685,678
8,398	First Midwest Bancorp, Inc.	190,719
11,413	Hanmi Financial Corp.	331,548
33,112	Home BancShares, Inc.	842,701
29,269	LegacyTexas Financial Group, Inc.	1,106,661
8,772	Prosperity Bancshares, Inc.	589,478

		8,692,091

Biotechnology* – 1.5%
8,987	Acceleron Pharma, Inc.	296,751
5,163	Agios Pharmaceuticals, Inc.	256,653
10,503	Alder Biopharmaceuticals, Inc.	210,585
9,220	BeiGene Ltd. ADR	376,914
10,217	Coherus Biosciences, Inc.	196,166
5,572	Jounce Therapeutics, Inc.	157,799
4,766	Neurocrine Biosciences, Inc.	254,504
7,421	Ultragenyx Pharmaceutical, Inc.	477,838

		2,227,210

Building Products – 0.7%
9,298	Patrick Industries, Inc.*	660,623
3,674	Universal Forest Products, Inc.	350,095

		1,010,718

Capital Markets – 1.0%
2,706	Diamond Hill Investment Group, Inc.	547,018
19,597	Stifel Financial Corp.*	957,705

		1,504,723

Common Stocks – (continued)
Chemicals – 1.6%
10,247	Balchem Corp.	831,647
3,397	Cabot Corp.	204,465
11,388	Ferro Corp.*	204,073
7,828	Minerals Technologies, Inc.	616,064
10,149	Olin Corp.	326,087
2,227	PolyOne Corp.	87,321
8,117	Valvoline, Inc.	180,603

		2,450,260

Commercial Services & Supplies – 3.4%
16,092	ABM Industries, Inc.	695,013
23,873	ACCO Brands Corp.*	340,190
19,116	Healthcare Services Group, Inc.	877,615
13,522	KAR Auction Services, Inc.	589,830
16,243	Tetra Tech, Inc.	713,880
20,581	Waste Connections, Inc.	1,893,864

		5,110,392

Communications Equipment* – 0.3%
9,562	NETGEAR, Inc.	450,848

Construction & Engineering – 0.7%
22,096	Aegion Corp.*	504,231
7,423	Granite Construction, Inc.	391,266
6,330	Tutor Perini Corp.*	195,281

		1,090,778

Consumer Finance – 4.4%
5,267	Credit Acceptance Corp.*	1,070,518
13,922	FirstCash, Inc.	723,248
37,221	Navient Corp.	565,759
18,979	Nelnet, Inc. Class A	854,245
46,270	PRA Group, Inc.*	1,489,894
150,464	SLM Corp.*	1,886,818

		6,590,482

Containers & Packaging – 0.8%
90,019	Graphic Packaging Holding Co.	1,222,458

Distributors – 0.5%
21,799	Core-Mark Holding Co., Inc.	763,401

Diversified Consumer Services* – 0.9%
17,957	Bright Horizons Family Solutions, Inc.	1,366,887

Diversified Telecommunication Services – 1.0%
32,733	Cogent Communications Holdings, Inc.	1,472,985

Electric Utilities – 0.1%
4,424	Portland General Electric Co.	200,584

Electrical Equipment – 1.6%
29,544	EnerSys	2,455,402

Electronic Equipment, Instruments & Components – 2.6%
4,902	Anixter International, Inc.*	399,758
12,902	Belden, Inc.	899,269
4,696	Coherent, Inc.*	1,012,458
15,620	Insight Enterprises, Inc.*	657,602

The accompanying notes are an integral part of these financial statements.	23

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
6,278	OSI Systems, Inc.*	$485,917
3,984	SYNNEX Corp.	431,985

		3,886,989

Energy Equipment & Services – 0.3%
13,895	Bristow Group, Inc.	185,776
5,448	Dril-Quip, Inc.*	280,845

		466,621

Equity Real Estate Investment Trusts (REITs) – 0.2%
18,237	Chatham Lodging Trust	353,068

Food & Staples Retailing – 0.2%
4,146	PriceSmart, Inc.	360,495

Food Products* – 0.8%
12,910	TreeHouse Foods, Inc.	1,130,916

Health Care Equipment & Supplies* – 2.0%
4,541	IDEXX Laboratories, Inc.	761,662
18,558	Integra LifeSciences Holdings Corp.	853,111
20,396	Neogen Corp.	1,271,283
23,022	Novadaq Technologies, Inc.	160,233

		3,046,289

Health Care Providers & Services – 3.1%
19,911	AMN Healthcare Services, Inc.*	813,364
5,257	Chemed Corp.	1,058,655
3,638	Henry Schein, Inc.*	632,284
9,845	LifePoint Health, Inc.*	611,867
15,724	Owens & Minor, Inc.	544,837
21,682	PharMerica Corp.*	511,695
28,829	Select Medical Holdings Corp.*	396,399

		4,569,101

Health Care Technology* – 1.0%
17,449	Cotiviti Holdings, Inc.	729,194
10,635	Medidata Solutions, Inc.	695,848

		1,425,042

Hotels, Restaurants & Leisure – 1.6%
32,271	Carrols Restaurant Group, Inc.*	451,794
62,384	ClubCorp Holdings, Inc.	839,065
37,690	Lindblad Expeditions Holdings, Inc.*	358,055
8,393	Papa John’s International, Inc.	663,550

		2,312,464

Household Durables* – 0.5%
5,828	Helen of Troy Ltd.	547,832
3,368	Tempur Sealy International, Inc.	158,128

		705,960

Insurance – 4.9%
9,889	AMERISAFE, Inc.	569,112
26,053	Assured Guaranty Ltd.	993,401
12,050	First American Financial Corp.	523,090
10,302	Global Indemnity Ltd.*	417,746

Common Stocks – (continued)
Insurance – (continued)
3,695	Infinity Property & Casualty Corp.	366,729
65,811	Maiden Holdings Ltd.	812,766
46,766	National General Holdings Corp.	1,063,459
16,773	RLI Corp.	959,751
3,079	Safety Insurance Group, Inc.	222,920
12,172	The Hanover Insurance Group, Inc.	1,074,422
5,319	The Navigators Group, Inc.	287,492

		7,290,888

Internet & Direct Marketing Retail – 2.1%
3,206	Expedia, Inc.	428,707
13,007	FTD Cos., Inc.*	260,140
101,226	Liberty TripAdvisor Holdings, Inc. Class A*	1,488,022
10,080	Liberty Ventures Series A*	542,808
9,485	MakeMyTrip Ltd.*	364,224

		3,083,901

Internet Software & Services* – 1.5%
12,975	2U, Inc.	589,065
15,616	Envestnet, Inc.	543,437
22,151	Mimecast Ltd.	535,390
1,416	Nutanix, Inc. Class A	21,509
8,479	SPS Commerce, Inc.	468,549

		2,157,950

IT Services – 4.9%
12,461	Acxiom Corp.*	360,123
14,529	Booz Allen Hamilton Holding Corp.	522,027
15,072	Broadridge Financial Solutions, Inc.	1,054,136
8,153	Convergys Corp.	183,524
8,459	CoreLogic, Inc.*	361,538
35,287	Genpact Ltd.	861,708
22,816	MAXIMUS, Inc.	1,391,548
26,881	Sykes Enterprises, Inc.*	801,322
20,055	TeleTech Holdings, Inc.	626,719
11,107	WEX, Inc.*	1,126,916

		7,289,561

Leisure Products* – 0.1%
27,908	Black Diamond, Inc.	146,517

Life Sciences Tools & Services* – 2.3%
14,686	Charles River Laboratories International, Inc.	1,317,334
8,350	ICON PLC	705,491
22,426	PAREXEL International Corp.	1,431,452

		3,454,277

Machinery – 2.6%
8,603	Colfax Corp.*	348,163
16,168	ESCO Technologies, Inc.	951,487
9,343	Hillenbrand, Inc.	344,757
6,676	IDEX Corp.	699,378
6,358	John Bean Technologies Corp.	563,637
14,081	Woodward, Inc.	952,861

		3,860,283

24	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Media – 1.5%
73,827	Global Eagle Entertainment, Inc.*	$228,864
17,203	Liberty Media Corp.-Liberty Formula One Class A*	583,354
6,352	Live Nation Entertainment, Inc.*	204,280
7,092	Scholastic Corp.	306,587
4,372	The Madison Square Garden Co. Class A*	882,138

		2,205,223

Metals & Mining – 0.5%
53,559	Ferroglobe PLC	516,844
52,699	Ferroglobe Representation & Warranty Insurance Trust	—
22,227	SunCoke Energy, Inc.*	203,822

		720,666

Mortgage Real Estate Investment Trusts (REITs) – 2.9%
40,093	Anworth Mortgage Asset Corp.	234,945
33,765	Ares Commercial Real Estate Corp.	466,970
14,101	Blackstone Mortgage Trust, Inc. Class A	435,439
96,297	CYS Investments, Inc.	821,413
89,969	MFA Financial, Inc.	747,642
9,200	MTGE Investment Corp.	165,600
18,479	Starwood Property Trust, Inc.	419,289
105,656	Two Harbors Investment Corp.	1,055,504

		4,346,802

Oil, Gas & Consumable Fuels – 2.7%
10,840	Gulfport Energy Corp.*	172,139
32,902	Jagged Peak Energy, Inc.*	366,529
72,763	Kosmos Energy Ltd.*	437,306
21,425	RSP Permian, Inc.*	815,221
14,539	Western Refining, Inc.	501,450
23,134	WildHorse Resource Development Corp.*	252,392
39,687	World Fuel Services Corp.	1,461,672

		4,006,709

Paper & Forest Products – 0.8%
8,383	Neenah Paper, Inc.	656,808
11,094	Schweitzer-Mauduit International, Inc.	477,597

		1,134,405

Personal Products – 0.3%
8,662	Nu Skin Enterprises, Inc. Class A	478,402

Pharmaceuticals* – 0.7%
34,608	Catalent, Inc.	1,013,322

Professional Services – 4.2%
13,270	Exponent, Inc.	811,461
11,091	FTI Consulting, Inc.*	383,638
12,633	GP Strategies Corp.*	342,354
12,780	Heidrick & Struggles International, Inc.	274,770
5,158	Insperity, Inc.	471,183
9,911	Korn/Ferry International	321,116
24,031	Navigant Consulting, Inc.*	576,023

Common Stocks – (continued)
Professional Services – (continued)
24,735	On Assignment, Inc.*	1,280,531
32,592	RPX Corp.*	418,481
19,291	WageWorks, Inc.*	1,423,676

		6,303,233

Real Estate Management & Development – 1.4%
12,806	Colliers International Group, Inc.	625,573
17,048	FirstService Corp.	1,059,192
3,392	Jones Lang LaSalle, Inc.	389,605

		2,074,370

Road & Rail – 0.7%
4,333	Genesee & Wyoming, Inc. Class A*	293,604
21,786	Knight Transportation, Inc.	747,260

		1,040,864

Semiconductors & Semiconductor Equipment – 2.6%
34,051	Brooks Automation, Inc.	860,128
17,016	Cavium, Inc.*	1,171,551
4,996	First Solar, Inc.*	147,632
21,327	MACOM Technology Solutions Holdings, Inc.*	1,042,464
17,767	Teradyne, Inc.	626,642

		3,848,417

Software – 4.9%
12,590	Aspen Technology, Inc.*	774,159
12,149	Blackbaud, Inc.	976,901
30,911	BroadSoft, Inc.*	1,186,982
5,473	Fair Isaac Corp.	741,482
8,639	Guidewire Software, Inc.*	531,212
15,126	Manhattan Associates, Inc.*	706,233
11,134	Monotype Imaging Holdings, Inc.	226,577
4,526	Open Text Corp.	156,962
4,053	Paylocity Holding Corp.*	159,850
3,142	Proofpoint, Inc.*	236,813
3,244	The Ultimate Software Group, Inc.*	657,461
5,350	Tyler Technologies, Inc.*	875,207

		7,229,839

Specialty Retail – 3.1%
33,326	Camping World Holdings, Inc. Class A	1,030,440
2,833	Group 1 Automotive, Inc.	195,335
22,840	Lithia Motors, Inc. Class A	2,182,362
66,418	Office Depot, Inc.	330,098
32,033	Tailored Brands, Inc.	394,967
33,525	The Finish Line, Inc. Class A	530,030

		4,663,232

Technology Hardware, Storage & Peripherals* – 0.2%
7,373	Electronics For Imaging, Inc.	337,536

Textiles, Apparel & Luxury Goods* – 0.9%
24,613	Skechers U.S.A., Inc. Class A	621,478
17,706	Steven Madden Ltd.	673,714

		1,295,192

The accompanying notes are an integral part of these financial statements.	25

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 2.8%
22,487	Essent Group Ltd.*	$832,244
12,626	Nationstar Mortgage Holdings, Inc.*	203,405
61,552	Radian Group, Inc.	1,038,998
29,258	Walker & Dunlop, Inc.*	1,312,221
24,047	Washington Federal, Inc.	810,384

		4,197,252

Tobacco – 0.3%
6,790	Universal Corp.	498,725

Trading Companies & Distributors – 2.6%
43,350	Air Lease Corp.	1,653,369
22,632	BMC Stock Holdings, Inc.*	527,326
11,979	SiteOne Landscape Supply, Inc.*	572,716
18,799	WESCO International, Inc.*	1,145,799

		3,899,210

TOTAL COMMON STOCKS
(Cost $120,478,754)		$141,280,683

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 5.0%
Repurchase Agreements – 5.0%
Joint Repurchase Agreement Account II
$7,400,000	0.821%	05/01/17	$7,400,000
(Cost $7,400,000)

TOTAL INVESTMENTS – 99.8%
(Cost $127,878,754)			$148,680,683

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			361,365

NET ASSETS – 100.0%			$149,042,048

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on April 28, 2017. Additional information appears on page 27.

Investment Abbreviations:
ADR	—American Depositary Receipt
GP	—General Partnership
PLC	—Public Limited Company

26	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2017, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 1, 2017, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager International Equity	$13,900,000	$13,900,317	$14,178,000
Multi-Manager U.S. Dynamic Equity	6,800,000	6,800,155	6,936,000
Multi-Manager U.S. Small Cap Equity	7,400,000	7,400,169	7,548,000

REPURCHASE AGREEMENTS — At April 30, 2017, the Principal Amounts of certain Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Citigroup Global Markets, Inc.	0.830%	$1,898,475	$4,903,256	$1,010,699
Merrill Lynch & Co., Inc.	0.820	12,001,525	30,996,744	6,389,301
TOTAL		$13,900,000	$35,900,000	$7,400,000

At April 30, 2017, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	1.000% to 6.000%	06/29/17 to 04/01/47
Federal National Mortgage Association	1.000 to 6.000	10/01/33 to 04/01/47
Government National Mortgage Association	3.500 to 4.500	03/15/45 to 04/20/47
United States Treasury Notes	0.000 to 7.625	11/09/17 to 01/31/20

The accompanying notes are an integral part of these financial statements.	27

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

April 30, 2017 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Assets:
Investments, at value (cost $326,499,238, $126,483,234 and $127,878,754)	$364,922,445	$146,415,558	$148,680,683
Foreign currencies, at value (cost $334,069, $0 and $0, respectively)	336,324	—	—
Cash	—	222,543	224,927
Unrealized gain on forward foreign currency exchange contracts	1,031	10,088	—
Receivables:
Investments sold	1,449,060	852,953	149,965
Dividends and interest	1,040,389	91,079	23,617
Foreign tax reclaims	418,718	10,355	—
Fund shares sold	320,000	—	180,000
Investments sold on an extended settlement basis	50,031	—	—
Reimbursement from investment adviser	—	—	150,618
Collateral on certain derivative contracts(a)	—	400,000	—
Other assets	29,723	14,949	14,683
Total assets	$368,567,721	$148,017,525	149,424,493

Liabilities:
Due to custodian	33,874	—	—
Unrealized loss on forward foreign currency exchange contracts	665	88,456	—
Payables:
Investments purchased	1,127,784	1,184,918	—
Fund shares redeemed	705,000	50,000	75,000
Investments purchased on an extended settlement basis	643,855	—	—
Payables to investment adviser	145,741	123,663	—
Management fees	128,868	84,543	177,805
Distribution and service fees and transfer agency fees	5,790	2,392	2,396
Accrued expenses and other liabilities	307,188	210,754	127,244
Total liabilities	3,098,765	1,744,726	382,445

Net Assets:
Paid-in capital	332,614,977	131,793,623	127,280,611
Undistributed net investment income	2,393,187	184,667	(21,621)
Accumulated net realized gain (loss)	(7,982,434)	(5,559,519)	981,129
Net unrealized gain	38,443,226	19,854,028	20,801,929
NET ASSETS	$365,468,956	$146,272,799	$149,042,048
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	35,092,001	13,984,130	12,641,666
Net asset value, offering and redemption price per share:	$10.41	$10.46	$11.79

(a)	Segregated for collateral on forward foreign currency exchange contracts transactions.

28	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $356,736, $20,241 and $2,472)	$3,588,639	$1,021,403	$791,245
Interest	31,142	24,670	20,551
Total investment income	3,619,781	1,046,073	811,796

Expenses:
Management fees	949,058	571,421	526,020
Custody, accounting and administrative services	198,605	139,950	78,494
Professional fees	102,453	103,291	71,530
Registration fees	34,440	25,709	13,242
Trustee fees	32,198	30,539	28,343
Transfer Agency fees	31,635	14,285	14,027
Printing and mailing costs	10,902	4,422	12,216
Amortization of offering costs	—	—	85,463
Other	24,785	20,101	23,524
Total expenses	1,384,076	909,718	852,859
Less — expense reductions	(482,472)	(345,442)	(291,772)
Net expenses	901,604	564,276	561,087
NET INVESTMENT INCOME	2,718,177	481,797	250,709

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(1,709,214)	5,235,453	1,091,097
Forward foreign currency exchange contracts	(22,752)	56,862	—
Foreign currency transactions	(41,255)	4,082	—
Net change in unrealized gain (loss) on:
Investments	38,248,529	14,675,980	16,029,633
Forward foreign currency exchange contracts	366	(100,150)	—
Foreign currency translation	35,344	314	—
Net realized and unrealized gain	36,511,018	19,872,541	17,120,730
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,229,195	$20,354,338	$17,371,439

The accompanying notes are an integral part of these financial statements.	29

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$2,718,177	$4,456,109
Net realized gain (loss)	(1,773,221)	(5,554,892)
Net change in unrealized gain	38,284,239	3,173,926
Net increase (decrease) in net assets resulting from operations	39,229,195	2,075,143

Distributions to shareholders:
From net investment income	(4,582,050)	(662,291)

From share transactions:
Proceeds from sales of shares	49,716,005	128,804,010
Reinvestment of distributions	4,582,050	662,291
Cost of shares redeemed	(17,096,419)	(22,314,124)
Net increase (decrease) in net assets resulting from share transactions	37,201,636	107,152,177
TOTAL INCREASE	71,848,781	108,565,029

Net assets:
Beginning of period	293,620,175	185,055,146
End of period	$365,468,956	$293,620,175
Undistributed net investment income	$2,393,187	$4,257,060

30	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager U.S. Dynamic Equity Fund		Multi-Manager U.S. Small Cap Equity Fund
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016	For the Six Months Ended April 30, 2017 (Unaudited)	For the Period Ended October 31, 2016(a)
From operations:
Net investment income	$481,797	$1,016,196	$250,709	$161,749
Net realized gain (loss)	5,296,397	(8,969,522)	1,091,097	1,071,864
Net change in unrealized gain	14,576,144	4,886,008	16,029,633	4,772,296
Net increase (decrease) in net assets resulting from operations	20,354,338	(3,067,318)	17,371,439	6,005,909

Distributions to shareholders:
From net investment income	(896,870)	(599,786)	(451,085)	—
From net realized gains	—	—	(1,181,832)	—
Total distributions to shareholders	(896,870)	(599,786)	(1,632,917)	—

From share transactions:
Proceeds from sales of shares	1,535,000	58,640,000	15,887,000	132,504,436
Reinvestment of distributions	896,870	599,786	1,632,917	—
Cost of shares redeemed	(11,612,173)	(51,508,582)	(12,991,731)	(9,735,005)
Net increase (decrease) in net assets resulting from share transactions	(9,180,303)	7,731,204	4,528,186	122,769,431
TOTAL INCREASE	10,277,165	4,064,100	20,266,708	128,775,340

Net assets:
Beginning of period	135,995,634	131,931,534	128,775,340	—
End of period	$146,272,799	$135,995,634	$149,042,048	$128,775,340
Undistributed net investment income	$184,667	$599,740	$(21,621)	$178,755

(a)	Commenced operations on April 29, 2016.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - Institutional	$9.41	$0.08	$1.07	$1.15	$(0.15)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional	9.52	0.17	(0.25)	(0.08)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced July 31, 2015)	10.00	0.03	(0.51)	(0.48)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.41	12.38%	$365,469	0.57	%(d)	0.87	%(d)	1.72	%(d)	15%

9.41	(0.82)	293,620	0.57		1.01		1.81		25

9.52	(4.80)	185,055	0.57	(d)	1.07	(d)	1.31	(d)	6

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - Institutional	$9.13	$0.03		$1.36	$1.39	$(0.06)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional	9.51	0.06	(e)	(0.40)	(0.34)	(0.04)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced July 31, 2015)	10.00	0.02		(0.51)	(0.49)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.17% of average net assets.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.46	15.30%	$146,273	0.79	%(d)	1.27	%(d)	0.67	%(d)	52%

9.13	(3.54)	135,996	0.80		1.31		0.70	(e)	112

9.51	(4.90)	131,932	0.79	(d)	1.51	(d)	0.70	(d)	14

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - Institutional	$10.52	$0.02	$1.39	$1.41	$(0.04)	$(0.10)	$(0.14)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional (Commenced April 29, 2016)	10.00	0.01	0.51	0.52	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$11.79	13.38%	$149,042	0.80%	1.15%	0.36%	19%

10.52	5.20	128,775	0.80	1.32	0.26	15

The accompanying notes are an integral part of these financial statements.	37

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager International Equity	Institutional	Diversified
Multi-Manager U.S. Dynamic Equity	Institutional	Non-diversified
Multi-Manager U.S. Small Cap Equity	Institutional	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. As of April 30, 2017, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management and WCM Investment Management; for the Multi-Manager U.S. Dynamic Equity Fund with Lazard Asset Management LLC, Sirios Capital Management, L.P. and Smead Capital Management, Inc. and for the Multi-Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors, Inc., Brown Advisory LLC and PNC Capital Advisors, LLC (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers. Weitz Investment Managerment, Inc., a former sub-adviser to the Multi-Manager U.S. Dynamic Equity Fund, was redeemed from the Fund in January 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

38

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of Multi-Manager U.S. Small Cap Equity Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

39

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

40

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

41

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2017:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$21,575,879	$62,406,635	$—
Australia and Oceania	—	7,904,792	—
Europe	23,615,606	206,037,308	—
North America	21,334,276	3,013,147	—
South America	5,134,802	—	—
Short-term Investments	—	13,900,000	—
Total	$71,660,563	$293,261,882	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$1,031	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(665)	$—

MULTI-MANAGER U.S. DYNAMIC EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$6,619,053	$5,836,471	$—
North America	127,160,034	—	—
Short-term Investments	—	6,800,000	—
Total	$133,779,087	$12,636,471	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$10,088	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(88,456)	$—

42

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$741,138	$—	$—
Europe	1,222,335	—	—
North America	139,317,210	—	—
Short-term Investments	—	7,400,000	—
Total	$141,280,683	$7,400,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager International Equity Fund
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,031	Payable for unrealized loss on f orward foreign currency exchange contracts	$(665)

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$10,088	Payable for unrealized loss on forward foreign currency exchange contracts	$(88,456)

43

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$(22,752)	$366	2

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$56,862	$(100,150)	11

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

44

ACTIVE EQUITY MULTI-MANAGER FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2017 , contractual and effective net management fees with GSAM were at the following rates:

	Management Rate
Fund	Contractual Management Fee Annual Rate	Effective Net Management Rate*
Multi-Manager International Equity	0.60%	0.45%
Multi-Manager U.S. Dynamic Equity	0.80	0.69
Multi-Manager U.S. Small Cap Equity	0.75	0.68

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. This arrangement will remain in effect through at least February 28, 2018 and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain Funds’ “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. Limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and the Multi-Manager U.S. Small Cap Equity Funds are 0.57%, 0.79% and 0.80% respectively. These limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

For the six months ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager International Equity	$230,066	$252,406	$482,472
Multi-Manager U.S. Dynamic Equity	79,589	265,853	345,442
Multi-Manager U.S. Small Cap Equity	51,276	240,496	291,772

45

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Line of Credit Facility — As of April 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2017, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

E.  Other Transactions with Affiliates — For the six months ended April 30, 2017 , Goldman Sachs earned $6, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager U.S. Dynamic Equity Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017, were:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity Fund	$81,979,303	$45,832,018
Multi-Manager U.S. Dynamic Equity Fund	70,563,403	78,913,118
Multi-Manager U.S. Small Cap Equity Fund	27,814,446	25,856,851

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2016, the Funds’ capital loss carryforwards were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi Manager U.S. Small Cap Equity Fund
Capital loss carryforwards:
Perpetual Short-term	$(3,870,170)	$(6,299,772)	—
Perpetual Long-term	(1,007,714)	(381,593)	—
Total capital loss carryforwards	$(4,877,884)	$(6,681,365)	$—

As of April 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi Manager U.S. Small Cap Equity Fund
Tax Cost	$327,858,263	$130,656,127	$128,026,735
Gross unrealized gain	43,512,545	20,911,765	23,652,621
Gross unrealized loss	(6,448,363)	(5,152,304)	(2,998,673)
Net unrealizd security gain	$37,064,182	$15,759,461	$20,653,948

46

ACTIVE EQUITY MULTI-MANAGER FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts, differences in the tax treatment of underlying fund investments, and passive foreign investment companies.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior two years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

47

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

Non-Diversification Risk — The Multi-Manager U.S. Dynamic Equity Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

48

ACTIVE EQUITY MULTI-MANAGER FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

49

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	5,154,409	$49,716,005	14,091,399	$128,804,010
Reinvestment of distributions	496,969	4,582,050	70,232	662,291
Shares redeemed	(1,758,014)	(17,096,419)	(2,398,379)	(22,314,124)
NET INCREASE (DECREASE)	3,893,364	$37,201,636	11,763,252	$107,152,177

(a)	Commenced operations on April 29, 2016.

50

ACTIVE EQUITY MULTI-MANAGER FUNDS

Multi-Manager U.S. Dynamic Equity Fund				Multi-Manager U.S. Small Cap Equity Fund(a)

For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016		For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

156,000	$1,535,000	6,537,771	$58,640,000	1,367,238	$15,887,000	13,177,002	$132,504,436
92,844	896,870	64,982	599,786	138,301	1,632,917	—	—
(1,166,594)	(11,612,173)	(5,573,673)	(51,508,582)	(1,101,500)	(12,991,731)	(939,375)	(9,735,005)
(917,750)	$(9,180,303)	1,029,080	$7,731,204	404,039	$4,528,186	12,237,627	$122,769,431

51

ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Period Ended April 30, 2017 (Unaudited)

As a shareholder of Institutional Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Dynamic Equity Fund				Multi-Manager U.S. Small Cap Equity Fund
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Institutional
Actual	$1,000.00	$1,123.80		$3.00	$1,000.00	$1,153.00		$4.22	$1,000.00	$1,133.80		$4.23
Hypothetical 5% return	1,000.00	1,021.97	+	2.86	1,000.00	1,020.88	+	3.96	1,000.00	1,020.83	+	4.01

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional
Multi-Manager International Equity	0.57%
Multi-Manager U.S. Dynamic Equity	0.79
Multi-Manager U.S. Small Cap Equity	0.80

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

52

FUND PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money
∎	Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
Financial	Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian James A. McNamara Westley V. Thompson

OFFICERS

James A. McNamara, President

Scott M. McHugh Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on the Funds’ managements’ predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

©2017 Goldman Sachs. All rights reserved. 94818-TMPL-06/2017-557116 MMGRFDSSAR-17/112

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

GQG Partners International Opportunities Fund

Goldman Sachs GQG Partners International Opportunities Fund

Portfolio Management Discussions and Performance Summaries	1

Schedule of Investments	6

Financial Statements	9

Financial Highlights	12

Notes to Financial Statements	14

Other Information	24

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs GQG Partners International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the GQG Partners LLC portfolio management team, the Goldman Sachs GQG Partners International Opportunities Fund’s (the “Fund”) sub-adviser, discusses the Fund’s performance and positioning for the period since its inception on December 15, 2016 through April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 12.66%, 12.32%, 12.78%, 12.67%, 12.45% and 12.78%, respectively. These returns compare to the 10.59% cumulative total return of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	When the Reporting Period began, international equities advanced during an eventful December 2016, with the resignation of Italy’s prime minister after voters’ rejection of its constitutional referendum, the Federal Reserve’s (“Fed”) interest rate hike, and the European Central Bank’s (“ECB”) decision to slow its monthly pace of quantitative easing while extending its program to the end of 2017. International equities continued to rally in early January 2017 on the prospect of deregulation following executive orders on oil pipelines and optimism around infrastructure spending. However, they subsequently retreated on political uncertainty and protectionism concerns. In February 2017, international equities were buoyed by “risk on” sentiment owing to potential U.S. tax reform and deregulation as well as on strong economic data. In March 2017, the Fed raised U.S. interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on the future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction and the appreciation of the Japanese yen, despite the Bank of Japan maintaining its policy rate. (Dovish implies lower interest rates; opposite of hawkish.) Meanwhile, the ECB kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends. During April 2017, first-round results in France’s presidential election, which were widely interpreted by investors as pro-market, buoyed global equities broadly. Strong first quarter 2017 corporate earnings results and a firm economic backdrop were also supportive for equity markets. A health care bill setback tempered U.S. policy optimism, but an ambitious tax reform proposal from the White House subsequently lifted market sentiment. Japanese equities were initially hurt by a strong yen, which rose amid the political uncertainty and geopolitical tensions around the world. Various geopolitical events, such as a North Korean ballistic missile launch, a U.S. airstrike in Syria and terrorism in Russia all contributed negatively to investor sentiment. However, Japanese equities bounced back as yen strength faded with recovering global risk appetite.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generally outperformed the Index during the Reporting Period, primarily because of security selection. Our asset allocation decisions also contributed positively. The Fund’s returns were limited by its significant cash holdings, which we were in the process of investing during the Reporting Period.

1

PORTFOLIO RESULTS

Q	Which equity market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund benefited from its overweight relative to the Index in information technology. Underweight positions in the materials and energy sectors also bolstered relative performance. From a stock selection perspective, the Fund was helped most by its investments in information technology, including Alibaba Group, a China-based online retailer; Facebook, a U.S. social networking company; Tencent Holdings, a Chinese social media and online entertainment company; SAP, a German provider of software and technology solutions; and Samsung Electronics, a South Korea-based electronic products manufacturer. In addition, stock picks in the materials and consumer staples sectors added to results.

Conversely, compared to the Index the Fund’s overweight in the financials sector and its underweights in health care and industrials detracted from relative returns. Stock selection in the energy and consumer discretionary sectors dampened relative performance.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	During the Reporting Period, the Fund’s best-performing individual holdings were British American Tobacco, Samsung Electronics and Sika.

British American Tobacco posted gains, as the U.K.-based tobacco company delivered strong operating results and announced it would acquire the 58% of Reynolds American Tobacco that it did not already own. We trimmed the Fund’s position, though it remained a significant Fund holding at the end of the Reporting Period.

Another leading contributor to the Fund’s relative performance was Samsung Electronics, already mentioned. Its shares advanced during the Reporting Period amid strong demand and favorable pricing dynamics in the memory market.

Switzerland-headquartered Sika also added to the Fund’s relative returns. The specialty chemical maker benefited from increased demand for its highly-engineered products, which it sells to companies in the building and automotive sectors.

Q	Which stocks detracted most from the Fund’s relative performance during the Reporting Period?

A	Banco Bilbao Vizcaya Argentaria (“BBVA”), Tokio Marine Holdings and Sumitomo Mitsui Financial Group detracted most from the Fund’s relative returns.

During the Reporting Period, the Fund was hurt most by a position in BBVA, a Spanish banking group. BBVA’s shares were pressured by negative investor sentiment about the company’s franchises in Mexico and Turkey. By the end of the Reporting Period, we had eliminated the Fund’s position in the stock.

Shares of Tokio Marine Holdings, a Japan-based insurance holding company, declined during the Reporting Period, reflecting U.S. dollar strength versus the Japanese yen. We trimmed the size of the Fund’s position during the Reporting Period.

Another key detractor was Sumitomo Mitsui Financial Group. Its stock price fell after the Japanese bank holding/ financial services company decided in early 2017 to raise capital through a small equity offering.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) to gain access to shares of non-U.S. companies. The use of ADRs and GDRs had a positive impact on the Fund’s performance during the Reporting Period. In addition, the Fund employed forward foreign currency exchange contracts to accumulate local currencies that were then utilized to make stock purchases. The use of forward foreign currency exchange contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in information technology and financials. Compared to the Index, it was underweight industrials, health care, real estate, consumer staples, consumer discretionary, materials and telecommunication services. The Fund was relatively neutral compared to the Index in the energy and utilities sectors at the end of the Reporting Period.

In terms of countries, the Fund had significant exposure to the U.S., which is not represented in the Index, at the end of the Reporting Period. It was broadly overweight Europe, most notably France and Germany. Compared to the Index, it was significantly underweight Japan. At the end of the Reporting Period, the Fund was largely underweight the Asia/Pacific region, which included an underweight position in China and no exposure to Taiwan and Hong Kong.

2

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	After years of slow economic growth and extremely accommodative policies by central banks, which came in the wake of the 2008-2009 global financial crisis, we believe the developed markets are on the cusp of a significant turning point in terms of monetary policy. We also believe that any increase in developed markets’ interest rates is likely to ripple through the world’s economies, impacting consumer prices and behavior in both expected and unexpected ways. Insofar as rising rates are a reflection of improved economic health, we expect equity markets to respond well to the changes in the environment.

At the end of the Reporting Period, we maintained a positive outlook for global equities overall based on economic growth and earnings growth indicators. Global economic growth and earnings forecasts were trending upward at the end of April 2017 in all major regions for the first time since 2010. In our view, this optimism will need to convert to confidence to turn sentiment into action, generating real business activity and maintaining investor enthusiasm. In the U.S., deregulation and tax reform are critical components of this transition, in our view. We believe regulatory reform may be easier to enact because it can largely be accomplished with executive orders. Tax reform may be more challenging, but we think it is the key to reviving confidence. Signs we expect to be watching to gauge whether the conversion to confidence is successful include rising corporate investment and earnings growth meeting or exceeding consensus forecasts.

As of the end of April 2017, we were more bullish than we had been earlier in the Reporting Period on Europe, as earnings forecasts were being upgraded and political risk appeared to be receding following the recent elections in the Netherlands and France. We have long held the view that an earnings recovery had the greatest potential to drive European equities higher, since European earnings remained depressed following the financial crisis, and European companies have high operational leverage, in general. (Operational leverage is a measurement of the degree to which a firm or project incurs a combination of fixed and variable costs.) Finally, in 2017, through the end of the Reporting Period, earnings estimates were being revised upwards rather than downwards, as has been the case, on average, in previous years. We believe three key end-markets are driving the earnings upgrades: 1) European domestic economies, which represent about 50% of European corporate revenue exposure, are improving; 2) the U.S. economy, which represents approximately 20% of European corporate revenue exposure, is comparatively strong; and 3) many emerging market economies, which account for approximately 20% of European corporate revenue exposure, have been either stabilizing or recovering. Valuations have risen, but remain, in our view, below those of the U.S. market.

We also remained positive on Japan at the end of the Reporting Period based on what we consider to be strong corporate fundamentals. Corporate reforms appear to be bringing about structural and behavioral changes, and record high cash levels seem to be leading to rising shareholder returns. In addition, macroeconomic data shows some improvement, with robust consumption and business sentiment. Japan’s tight labor market may be a potential headwind, with rising labor costs becoming an increasing concern for companies.

Overall, at the end of the Reporting Period, our focus remained on seeking alpha opportunities through fundamental, bottom-up security selection. (Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index used as a benchmark, since market indices are often considered to represent the market’s movement as a whole.) The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha. We believe active managers should have the greatest ability to respond to potential changes in the post-monetary world, and value generated through active management may well become an increasingly important contributor to returns.

3

FUND BASICS

GQG Partners International Opportunities Fund

as of April 30, 2017

PERFORMANCE REVIEW
December 15, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI ACWI ex USA (Net, unhedged)[2]
Class A	12.66%	10.59%
Class C	12.32	10.59
Institutional	12.78	10.59
Class IR	12.67	10.59
Class R	12.45	10.59
Class R6	12.78	10.59

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI ex USA Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	Since Inception	Inception Date
Class A	2.70%	12/15/16
Class C	7.42	12/15/16
Institutional	8.78	12/15/16
Class IR	8.67	12/15/16
Class R	8.55	12/15/16
Class R6	8.78	12/15/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.52%
Class C	2.05	2.27
Institutional	0.90	1.12
Class IR	1.05	1.27
Class R	1.55	1.77
Class R6	0.88	1.10

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS†

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

5

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value

Common Stocks – 92.6%
Argentina* – 0.9%
21,718	Pampa Energia SA ADR (Electric Utilities)	$1,184,500

Australia – 6.4%
201,959	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	2,967,922
76,394	Macquarie Group Ltd. (Capital Markets)	5,306,848

		8,274,770

Belgium – 1.5%
27,396	KBC Group NV (Banks)	1,979,823

Brazil – 1.8%
261,230	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros (Capital Markets)	1,564,557
177,866	Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)	804,699

		2,369,256

Chile – 0.6%
78,528	Enersis Americas SA ADR (Electric Utilities)	778,212

China – 4.1%
11,227	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	1,296,718
126,148	Tencent Holdings Ltd. (Internet Software & Services)	3,952,636

		5,249,354

France – 10.3%
54,259	BNP Paribas SA (Banks)	3,829,447
19,215	Essilor International SA (Health Care Equipment & Supplies)	2,490,128
2,650	Hermes International (Textiles, Apparel & Luxury Goods)	1,266,885
201,234	Natixis SA (Banks)	1,400,425
19,474	Safran SA (Aerospace & Defense)	1,612,346
31,987	Vinci SA (Construction & Engineering)	2,726,524

		13,325,755

Germany – 10.2%
19,538	Bayer AG (Pharmaceuticals)	2,417,496
26,989	Daimler AG (Automobiles)	2,011,066
41,220	Deutsche Boerse AG (Capital Markets)	4,034,587
28,506	SAP SE ADR (Software)	2,855,731
12,951	Siemens AG (Industrial Conglomerates)	1,857,729

		13,176,609

India – 1.6%
25,550	HDFC Bank Ltd. ADR (Banks)	2,034,036

Italy – 2.0%
296,965	Enel SpA (Electric Utilities)	1,411,826
407,800	Intesa Sanpaolo SpA (Banks)	1,190,409

		2,602,235

Common Stocks – (continued)
Japan – 4.1%
36,037	SoftBank Group Corp. (Wireless Telecommunication Services)	2,733,503
62,320	Tokio Marine Holdings, Inc. (Insurance)	2,627,633

		5,361,136

Luxembourg* – 0.9%
156,525	ArcelorMittal (Metals & Mining)	1,230,027

Netherlands – 5.4%
49,648	EXOR NV (Diversified Financial Services)	2,786,803
19,595	Heineken NV (Beverages)	1,747,741
14,728	Royal Dutch Shell PLC Class B ADR (Oil, Gas & Consumable Fuels)	797,079
22,403	Schlumberger Ltd. (Energy Equipment & Services)	1,626,234

		6,957,857

Russia – 4.9%
19,166	LUKOIL PJSC ADR (Oil, Gas & Consumable Fuels)	951,336
7,327	MMC Norilsk Nickel PJSC (Metals & Mining)	1,125,651
210,632	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	1,174,098
1,047,220	Sberbank of Russia PJSC (Banks)	3,041,459

		6,292,544

South Korea – 4.8%
6,340	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	6,221,095

Spain – 5.9%
7,781	Aena SA(a) (Transportation Infrastructure)	1,371,886
35,756	Amadeus IT Group SA (IT Services)	1,929,724
272,637	Banco Santander SA (Banks)	1,776,754
222,368	Bankinter SA (Banks)	1,957,497
28,676	Red Electrica Corp. SA (Electric Utilities)	558,870

		7,594,731

Sweden – 1.6%
165,208	Nordea Bank AB (Banks)	2,031,862

Switzerland – 3.3%
662	Sika AG (Chemicals)	4,225,124

United Kingdom – 10.0%
16,991	Aon PLC (Insurance)	2,036,201
85,522	British American Tobacco PLC (Tobacco)	5,778,147
37,767	Diageo PLC (Beverages)	1,099,290
87,595	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	2,330,637

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
75,796	WPP PLC (Media)	$1,623,057

		12,867,332

United States – 12.3%
1,337	Alphabet, Inc. Class A* (Internet Software & Services)	1,236,083
4,559	Alphabet, Inc. Class C* (Internet Software & Services)	4,130,272
29,655	Facebook, Inc. Class A* (Internet Software & Services)	4,455,664
11,886	MasterCard, Inc. Class A (IT Services)	1,382,579
1,217	The Priceline Group, Inc.* (Internet & Direct Marketing Retail)	2,247,580
26,042	Visa, Inc. Class A (IT Services)	2,375,551

		15,827,729

TOTAL COMMON STOCKS
(Cost $111,197,486)		$119,583,987

Shares	Rate	Value
Preferred Stock – 0.7%
Germany – 0.7%
5,860	Volkswagen AG (Automobiles)	$930,256
	(Cost $849,565)

TOTAL INVESTMENTS – 93.3%
(Cost $112,047,051 )		$120,514,243

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.7%		8,594,880

NET ASSETS – 100.0%		$129,109,123

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the Sub-Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,371,886, which represents approximately 1.1% of the Fund’s net assets as of April 30, 2017.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
State Street Bank and Trust	BRL	302,576	USD	95,390	$95,253	05/03/17	$(137)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities

April 30, 2017 (Unaudited)

Assets:
Investments, at value (cost $112,047,051)	$120,514,243
Cash	9,437,055
Receivables:
Fund shares sold	5,545,321
Dividends	218,332
Deferred offering costs	138,991
Reimbursement from investment adviser	49,479
Foreign tax reclaims	31,218
Total assets	135,934,639

Liabilities:
Foreign currency overdraft, at value (identified cost $360,799)	360,659
Unrealized loss on forward foreign currency exchange contracts	137
Payables:
Investments purchased	5,010,710
Fund shares redeemed	832,637
Investments purchased on an extended settlement basis	464,445
Management fees	74,915
Distribution and Service fees and Transfer Agency fees	5,153
Accrued expenses	76,860
Total liabilities	6,825,516

Net Assets:
Paid-in capital	120,950,915
Undistributed net investment income	264,262
Accumulated net realized loss	(577,592)
Net unrealized gain	8,471,538
NET ASSETS	$129,109,123
Net Assets:
Class A	$ 3,167,488
Class C	1,059,209
Institutional	123,747,120
Class IR	1,112,777
Class R	11,251
Class R6	11,278
Total Net Assets	$129,109,123
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	281,361
Class C	94,308
Institutional	10,978,885
Class IR	98,784
Class R	1,000
Class R6	1,001
Net asset value, offering and redemption price per share:(a)
Class A	$11.26
Class C	11.23
Institutional	11.27
Class IR	11.26
Class R	11.25
Class R6	11.27

(a)	Maximum public offering price per share for Class A Shares is $11.92. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations

For the Period Ended April 30, 2017 (Unaudited)(a)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $55,853)	$472,855
Total investment income	472,855

Expenses:
Management fees	176,415
Amortization of offering costs	105,055
Custody, accounting and administrative services	50,930
Professional fees	41,073
Organization costs	12,000
Trustee fees	11,900
Transfer Agency fees(b)	9,247
Printing and mailing costs	8,926
Distribution and Service fees(b)	2,134
Registration fees	162
Other	10,627
Total expenses	428,469
Less — expense reductions	(237,766)
Net expenses	190,703
NET INVESTMENT INCOME	282,152

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(507,879)
Forward foreign currency exchange contracts	4,920
Foreign currency transactions	(74,633)
Net unrealized gain (loss) on:
Investments	8,467,192
Forward foreign currency exchange contracts	(137)
Foreign currency translation	4,483
Net realized and unrealized gain	7,893,946
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,176,098

(a)	Commenced operations on December 15, 2016.
(b)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R	Class R6
$990	$1,125	$19	$753	$213	$8,049	$224	$7	$1

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2017 (Unaudited)(a)

From operations:
Net investment income	$282,152
Net realized loss	(577,592)
Net unrealized gain	8,471,538
Net increase in net assets resulting from operations	8,176,098

Distributions to shareholders:
From net investment income
Class A Shares	(5)
Class C Shares	(2)
Institutional Shares	(17,866)
Class IR Shares	(6)
Class R Shares	(4)
Class R6 Shares	(7)
Total distributions to shareholders	(17,890)

From share transactions:
Proceeds from sales of shares	122,100,191
Reinvestment of distributions	17,890
Cost of shares redeemed	(1,167,166)
Net increase in net assets resulting from share transactions	120,950,915
TOTAL INCREASE	129,109,123

Net assets:
Beginning of period	—
End of period	$129,109,123
Undistributed net investment income	$264,262

(a)	Commenced operations on December 15, 2016.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
FOR THE PERIOD ENDED APRIL 30, (UNAUDITED)
2017 - A (Commenced December 15, 2016)	$10.00	$0.04	$1.23	$1.27	$(0.01)
2017 - C (Commenced December 15, 2016)	10.00	0.05	1.18	1.23	— (e)
2017 - Institutional (Commenced December 15, 2016)	10.00	0.05	1.23	1.28	(0.01)
2017 - IR (Commenced December 15, 2016)	10.00	0.07	1.20	1.27	(0.01)
2017 - R (Commenced December 15, 2016)	10.00	0.01	1.24	1.25	— (e)
2017 - R6 (Commenced December 15, 2016)	10.00	0.04	1.24	1.28	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$11.26	12.66%	$3,167	1.29%	2.25%	1.02%	19%
11.23	12.32	1,059	2.04	2.72	1.21	19
11.27	12.78	123,747	0.90	1.96	1.36	19
11.26	12.67	1,113	1.05	1.65	1.63	19
11.25	12.45	11	1.51	2.95	0.34	19
11.27	12.78	11	0.90	2.29	0.96	19

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a non-diversified portfolio that currently offers six classes of shares: Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares. The Fund commenced operations on December 15, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$3,330,754	$15,534,867	$—
Australia and Oceania	—	8,274,770	—
Europe	10,703,869	60,884,052	—
North America	17,453,963	—	—
South America	2,767,411	1,564,557	—
Total	$34,255,997	$86,258,246	$—

Derivative Type
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(137)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Currency	—	$—	Payable for unrealized loss on forward foreign currency exchange contracts	$137

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended April 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$4,920	$(137)	1

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2017.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Sub-Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the period ended April 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate	Effective Net Management Rate^
0.85%	0.77%	0.73%	0.71%	0.70%	0.85%	0.85%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period ended April 30, 2017, Goldman Sachs did not retain any portion of the sales charges nor CDSC for the Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and/or shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.014%. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the period ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were $237,766.

G.  Other Transactions with Affiliates — As of April 30, 2017 The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R and Class R6, and 13% of Institutional Shares.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended April 30, 2017, were $124,647,670 and $12,092,740, respectively.

7. TAX INFORMATION

As of April 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$112,047,051
Gross unrealized gain	9,231,106
Gross unrealized loss	(763,914)
Net unrealized security gain	$8,467,192

There are no differences between GAAP basis and tax basis unrealized gains (losses).

GSAM has reviewed the Fund’s tax positions for the current open tax year and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

8. OTHER RISKS (continued)

foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Asset and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended April 30, 2017 (Unaudited)(a)
	Shares	Dollars

Class A Shares
Shares sold	367,532	$3,986,290
Reinvestment of distributions	1	5
Shares redeemed	(86,172)	(969,694)
	281,361	3,016,601
Class C Shares
Shares sold	94,308	1,007,961
Reinvestment of distributions	1	2
Shares redeemed	(1)	(10)
	94,308	1,007,953
Institutional Shares
Shares sold	10,992,175	115,989,410
Reinvestment of distributions	1,806	17,866
Shares redeemed	(15,096)	(164,615)
	10,978,885	115,842,661
Class IR Shares
Shares sold	101,792	1,096,510
Reinvestment of distributions	1	6
Shares redeemed	(3,009)	(32,827)
	98,784	1,063,689

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	For the Period Ended April 30, 2017 (Unaudited)(a)
	Shares	Dollars

Class R Shares
Shares sold	1,000	$10,010
Reinvestment of distributions	1	4
Shares redeemed	(1)	(10)
	1,000	10,004
Class R6 Shares
Shares sold	1,001	10,010
Reinvestment of distributions	1	7
Shares redeemed	(1)	(10)
	1,001	10,007
NET INCREASE	11,455,339	$120,950,915

(a)	Commenced operations on December 15, 2016.

23

Fund Expenses — Period Ended April 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 15, 2016 through April 30, 2017, which represents a period of 136 days out of 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	GQG Partners International Opportunities Fund (a)
Share Class	Beginning Account Value 12/15/2016	Ending Account Value 4/30/17		Expenses Paid for the period ended 4/30/17*
Class A
Actual	$1,000.00	$1,126.60		$5.17
Hypothetical 5% return	1,000.00	1,019.93	+	4.91
Class C
Actual	1,000.00	1,123.20		8.11
Hypothetical 5% return	1,000.00	1,017.16	+	7.70
Institutional
Actual	1,000.00	1,127.80		3.59
Hypothetical 5% return	1,000.00	1,021.42	+	3.41
Class IR
Actual	1,000.00	1,126.70		4.17
Hypothetical 5% return	1,000.00	1,020.88	+	3.96
Class R
Actual	1,000.00	1,124.50		6.01
Hypothetical 5% return	1,000.00	1,019.14	+	5.71
Class R6
Actual	1,000.00	1,127.80		3.59
Hypothetical 5% return	1,000.00	1,021.42	+	3.41

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
GQG Partners International Opportunities Fund	1.30	2.05	0.90	1.05	1.52	0.90

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Commenced operations on December 15, 2016.

24

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust II (the “Trust”) that commenced investment operations on December 15, 2016. At a meeting held on November 2-3, 2016 (the “Meeting”) in connection with the Fund’s launch, the Board of Trustees, including those Trustees who are not parties to the Fund’s investment management agreement or sub-advisory agreement or “interested persons” as defined in the Investment Company Act of 1940, as amended, of any party thereto (the “Independent Trustees”), approved (i) the investment management agreement (the “Management Agreement”) between the Trust on behalf of the Fund and Goldman Sachs Asset Management, L.P. (the “Investment Adviser”); and (ii) the sub-advisory agreement (the “Sub-Advisory Agreement” and, collectively with the Management Agreement, the “Agreements”) between the Investment Adviser and GQG Partners LLC (the “Sub-Adviser”), each for a term of two years.

In connection with their consideration of each Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser. In evaluating the Management Agreement, the Trustees considered information included in presentations made by the Investment Adviser and other information received at prior Board meetings.

Management Agreement

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by similar mutual funds; potential ancillary benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential ancillary benefits to be derived by the Fund from its relationship with the Investment Adviser and its affiliates.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates (including the Investment Adviser’s oversight of the Sub-Adviser). The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the Investment Adviser’s portfolio management team and other key personnel that would be providing services to the Fund.

25

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. They considered that the Fund was new, and there was therefore no performance information to review with respect to the Fund. They observed that the Investment Adviser had experience managing other sub-advised funds (including other series of the Trust), and has a team dedicated to sub-adviser oversight. The Trustees also reviewed the sub-adviser oversight process that the Investment Adviser had employed and was expected to employ going forward, which included areas such as investment analytics, risk management and compliance.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount expected to be retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which include both advisory and non-advisory services directed to the needs and operations of the Fund as a registered mutual fund. The Trustees also reviewed the Fund’s projected total operating expense ratios (both gross and net of expense limitations). They compared the Fund’s projected fees and expenses to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rate and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees concluded that the information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that such data would be provided after the Fund commenced operations.

Economies of Scale

The Trustees considered the breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	0.85%
Next $1 billion	0.77%
Next $3 billion	0.73%
Next $3 billion	0.71%
Over $8 billion	0.70%

26

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing the fee rate charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers (including the Sub-Adviser) may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel, along with certain sub-advisers, to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the investment management fees were reasonable. The Trustees, including the Independent Trustees, unanimously concluded that the Management Agreement should be approved for a period of two years.

27

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Sub-Advisory Agreement with GQG Partners LLC

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information on the respective services to be provided to the Fund by the Investment Adviser and the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, which included breakpoints. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees considered the amount of the management fee expected to be retained by the Investment Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Trustees, including the Independent Trustees, unanimously concluded that the Sub-Advisory Agreement should be approved for a period of two years.

28

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian James A. McNamara Westley V. Thompson

OFFICERS

James A. McNamara, President

Scott M. McHugh Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 95252-TMPL-06/2017-557219 GQGPIOSAR-17/2K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs Multi-Manager Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to 19691 and is located in 8 offices globally.2

∎	We have over 150 alternative investment professionals[2] dedicated to manager selection

∎	We employ a rigorous due diligence process to evaluate each manager’s skill, strategy, and team and continually monitor managers after an investment is made

∎	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

∎	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors

∎	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager

∎	The process is continual with ongoing re-balancing and active management to optimize diversification

∎	We have over 50 professionals[2] focused on alternative investment risk management and operational diligence

∎	We consider risk management an all-encompassing and real time discipline

∎	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

[1]	In June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

[2]	As of March 2017.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

1

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 2.36%, 1.93%, 2.56%, 2.42% and 2.12%, respectively. These returns compare to the 0.23% cumulative total return of the Fund’s primary benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (the “BofA Index”) during the same time period. The HFRX Global Hedge Fund Index (net of management, administrative and performance/ incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned 3.86% during the Reporting Period.

References to the Fund’s benchmarks mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the BofA Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	The capital markets broadly rallied during the Reporting Period. In the U.S., the unexpected results of the November 2016 U.S. presidential election led investors to rotate out of the defensive, yield-oriented positioning that had driven market returns in much of 2015 and 2016. The Federal Reserve (the “Fed”), citing an improved labor market and moderately expanding economic activity, cautiously raised interest rates twice during the Reporting Period — in December 2016 and March 2017. Meanwhile, the U.K. officially triggered Article 50, beginning negotiations to extricate itself from the European Union, popularly known as Brexit. Currency markets were characterized by a declining U.S. dollar and gains in emerging markets and developed markets currencies, particularly in the first months of 2017. In commodities, oil prices declined on pricing concerns and on uncertainty around Organization of the Petroleum Exporting Countries (“OPEC”) production limits, leading to underperformance from energy-related assets worldwide.

Global equity markets ended the Reporting Period in positive territory. In the U.S., investors reacted to the prospect of business-friendly tax cuts, decreased regulations, and revisions to international trade agreements under the current Administration by rotating into more cyclical areas of the market. Financial stocks were the best performers during the Reporting Period, followed by information technology, consumer discretionary and industrials. Energy companies underperformed due to declines in oil prices, while the higher yielding, traditionally defensive sectors, such as utilities, telecommunication services and consumer staples, which had driven the market for much of 2015 and 2016, also underperformed. Small cap stocks, widely considered most likely to benefit from current Administration policies, outperformed large cap stocks during the Reporting Period. International equity markets also gained during the Reporting Period, with European stocks rebounding from 2016’s Brexit-driven selloff and emerging markets equities rallying on improved prospects for economic growth.

Credit markets also largely ended the Reporting Period in positive territory. Despite volatility around U.S. elections and an increase in U.S. Treasury rates during the Reporting Period, credit spreads, or yield differentials to U.S. Treasuries, tightened from their January 2016 highs, as economic recovery improved and market participants became optimistic about the prospect of fiscal stimulus under the new

2

PORTFOLIO RESULTS

Administration. In the U.S., issuers sought to take advantage of low interest rates and strong foreign demand to drive new offerings. Abroad, emerging markets credit, generally offering more attractive yields and less sovereign leverage, rallied. (Less sovereign leverage refers to the fact that emerging markets generally have less sovereign debt than developed markets as a percentage of Gross Domestic Product given the effects of quantitative easing in the U.S. and Europe.)

As the Reporting Period came to an end, investors appeared to be monitoring political developments in the U.S., particularly regarding tax and health care reform. We believe the rise of populism worldwide had challenged conventional leadership, most recently during the French election, with the potential to cause further market disruption. While most global central banks maintained policies of quantitative easing at the end of the Reporting Period, investors also broadly anticipated at least one more interest rate hike in the U.S. in 2017.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ one or more non-traditional and alternative investment strategies. At various points during the Reporting Period, the Fund allocated capital to 13 Underlying Managers — Acadian Asset Management LLC (“Acadian”); Algert Global LLC (“Algert”); Ares Capital Management II LLC (“Ares”); Atreaus Capital, LP (“Atreaus”); Brigade Capital Management, LP (“Brigade”); Corsair Capital Management, L.P. (“Corsair”); First Pacific Advisors, LLC (“FPA”); Graham Capital Management, L.P. (“GCM”); New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”); One River Asset Management, LLC (“One River”); QMS Capital Management LP (“QMS”); Sirios Capital Management, L.P. (“Sirios”); and YG Partners, LLC (“YG Partners”).

These 13 Underlying Managers represented four strategies — equity long/short (Corsair, FPA, Sirios and YG Partners); event driven and credit (Ares, Brigade and New Mountain Vantage); tactical trading (Atreaus, GCM, One River and QMS); and relative value (Acadian and Algert).

Of the 13 Underlying Managers with allocated capital during the Reporting Period, nine generated positive returns and four generated negative returns.

In addition, during the Reporting Period, the Fund allocated assets to Russell Investments Implementation Services, Inc. (“RIIS”). RIIS manages a beta completion mandate for the Fund, which provides us with an additional tool to manage the beta of the Fund and is not used to override any views and/or decisions of the Fund’s Underlying Managers. (Beta is a measure of the sensitivity of a portfolio’s returns to broad market returns.) During the Reporting Period, RIIS did not have a meaningful impact on the Fund’s performance.

Q	Which strategies most significantly affected Fund performance?

A	Of the four strategies employed across the Underlying Managers during the Reporting Period, three generated positive returns and one generated negative returns. The Fund did not have allocations to the dynamic equity or opportunistic fixed income strategies during the Reporting Period.

The Fund’s equity long/short strategy added most to the Fund’s performance during the Reporting Period, mainly because of exposure to the financials, consumer discretionary and information technology sectors. Citigroup, Bank of America and MGM Resorts were among the top positive contributors. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The event driven and credit strategy generated the Fund’s second-strongest positive performance during the Reporting Period, led by top performing positions in high yield corporate bonds and high yield loans within credit strategies and exposure to financials and health care stocks within event driven equity strategies. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing styles.

The relative value strategy was the third source of the Fund’s positive results during the Reporting Period, driven by positions in the financials, consumer discretionary and health care sectors. These results were slightly offset by positions in

3

PORTFOLIO RESULTS

the materials and communications market segments. Relative value strategies seek to identify and benefit from price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer, or an index). Relative value opportunities generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer. These strategies attempt to exploit a source of return with low correlation to the market and include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.

Tactical trading was the only Fund strategy to generate negative returns during the Reporting Period. Both macro and trend-following strategies detracted from the Fund’s performance, mainly due to trading in specific G10[1] currencies and in precious metals. Within the trend-following strategy, the Underlying Managers’ long positions in the U.S. dollar and short positions in U.S. interest rates, which proved beneficial during the fourth quarter of 2016, drove losses in early 2017 through the end of the Reporting Period. Generally speaking, the Fund’s Underlying Managers were hurt by trend reversals in interest rates, currencies and commodities, which accelerated after the November 2016 U.S. elections. Within the macro strategy, long U.S. dollar positions held by Underlying Managers suffered on comments by the new Administration during January 2017 about the strength of the U.S. dollar. In addition, House Republicans’ failure to repeal the Affordable Care Act during March 2017 caused the U.S. dollar to sell off and interest rates to fall, dampening the performance of a majority of the trend-following strategy’s Underlying Managers. These Underlying Managers were also hampered by a selloff in crude oil prices driven by increased U.S. supply and higher inventories. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, e.g., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. The derivatives used most by Underlying Managers during the Reporting Period were commodity futures, equity futures, total returns swaps (single name and index), bond futures, credit default swaps (single name and index), interest rate futures, currency futures and forward foreign exchange contracts. Overall, the use of derivatives and similar instruments by the Underlying Managers had a negative impact on the Fund’s performance during the Reporting period.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the Reporting Period?

A	During the Reporting Period, shifts in the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. The largest sector allocation shift was a reduction in the Fund’s exposure to corporate credit through the event driven and credit strategy. Most of the decrease occurred in February 2017, with further reductions in March and April. Although the allocation had been an important driver of Fund returns during 2016, we had a more cautious outlook on corporate credit for 2017 given the continued compression in credit spreads (yields differentials versus U.S. Treasury securities of similar duration) during January and February 2017. We reallocated the majority of the proceeds to the Fund’s relative value strategy. In the process, we funded Algert, which had been approved by the Fund’s Board of Trustees in September 2016 as an Underlying Manager within the Fund’s relative value strategy, joining Acadian.

[1]	The G10, or Group of Ten, are actually 11 industrialized nations that meet on an annual basis to consult each other and to debate and cooperate on international financial matters. They include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the U.K. and the U.S.

4

PORTFOLIO RESULTS

Also during the Reporting Period, we increased the Fund’s allocation overall to the equity long/short strategy, as we believed declining correlations would create a constructive environment for the strategy’s Underlying Managers. We accomplished this partly through the addition of a new Underlying Manager. YG Partners, approved by the Fund’s Board of Trustees in November 2016, was first allocated capital during December 2016. The addition of YG Partners was based on our continued positive view on equity alpha opportunities and also on our decision to diversify the Fund’s equity long/short strategy. (Alpha opportunities refer to the prospect of potentially outperforming a benchmark index.)

During the Reporting Period, we funded and/or added a total of four Underlying Managers. As mentioned previously, YG Partners became an Underlying Manager within the equity long/short strategy. YG Partners joins Corsair, FPA and Sirios. (Wellington, another Underlying Manager within the equity/long short strategy, was not allocated capital during the Reporting Period.) In addition, One River, which was approved by the Fund’s Board of Trustees in November 2016, was added as an Underlying Manager within the tactical trading strategy and was allocated capital in April 2017. One River joins Atreaus, GCM and QMS. Finally, Emso Asset Management Limited (“Emso”), approved by the Fund’s Board of Trustees in March 2017 but not allocated capital during the Reporting Period, was added as a fifth Underlying Manager within the Fund’s tactical trading strategy. Emso has a focus on the emerging markets.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

5

FUND BASICS

Multi-Manager Alternatives Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index[2]	HFRX Global Hedge Fund Index[3]
Class A	2.36%	0.23%	3.86%
Class C	1.93	0.23	3.86
Institutional	2.56	0.23	3.86
Class IR	2.42	0.23	3.86
Class R	2.12	0.23	3.86

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

[3]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

HFRI and HFRX and related indices are trademarks and service marks of HFR which has no affiliation with GSAM. Information regarding HFR indices was obtained from HFR’s website and other public sources and is provided for comparison purposes only. HFR does not endorse or approve any of the statements made herein.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Class A	-0.74%	0.39%	4/30/13
Class C	3.22	1.08	4/30/13
Institutional	5.42	2.24	4/30/13
Class IR	5.28	2.11	4/30/13
Class R	4.69	1.58	4/30/13

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	2.62%	2.85%
Class C	3.37	3.60
Institutional	2.22	2.45
Class IR	2.38	2.61
Class R	2.88	3.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund, as supplemented, and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value, excluding cash and the allocation to Russell Investments Implementation Services, LLC, which manages a beta completion mandate. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Short-term investments represent repurchase agreements.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/17[7]
Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund	2.0%	Investment Companies
United States Treasury Note	1.1	U.S. Treasury Obligations
The Sherwin-Williams Co.	0.6	Chemicals
Axalta Coating Systems Ltd.	0.5	Chemicals
Bank of America Corp.	0.4	Banks
The Madison Square Garden Co. Class A	0.4	Media
Intercontinental Exchange, Inc.	0.4	Capital Markets
Conduent, Inc.	0.4	IT Services
Macquarie Infrastructure Corp.	0.4	Transportation Infrastructure
Becton Dickinson & Co.	0.3	Health Care Equipment & Supplies

[7]	The top ten holdings may not be representative of the Fund’s future investments.

UNDERLYING MANAGER ALLOCATION (%)[8]
As of April 30, 2017
Algert Global LLC	13.3%
Acadian Asset Management LLC	12.1
Atreaus Capital, LLC	10.5
QMS Capital Management LP	10.3
Brigade Capital Management, LP	9.8
Graham Capital Management, L.P.	9.2
Sirios Capital Management, L.P	7.3
YG Partners, LLC	6.6
Ares Capital Management II LLC	6.3
First Pacific Advisors, LLC	4.1
Corsair Capital Management, L.P.	3.7
New Mountain Vantage Advisers, L.L.C	3.5
One River Asset Management, LLC	3.4

[8]	The chart above represents capital allocated to the Underlying Managers, as a percentage of net assets, excluding cash and the allocation to Russell Investments Implementation Services, LLC, which manages a beta completion mandate for the Fund, and as such the weightings may not sum to 100%.

STRATEGY ALLOCATION (%)[9]
As of April 30, 2017

[9]	Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Relative Value Strategies seek to identify and benefit from pricing discrepancies between related assets. Event Driven and Credit Strategies achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral but at any given time may have significant long or short exposures in a particular market or asset class. The percentages above exclude cash and the allocation to Russell Investments Implementation Services, LLC, which manages a beta completion mandate for the Fund.

8

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 9.9%
Aerospace & Defense(a) – 0.1%
Bombardier, Inc.
$209,000	7.750%		03/15/20	$226,243
100,000	5.750		03/15/22	99,500
40,000	6.000	(b)	10/15/22	39,900
150,000	6.125		01/15/23	149,250
489,000	7.500	(b)	03/15/25	507,337
TransDigm, Inc.(b)
155,000	6.500		05/15/25	158,875

				1,181,105

Banks(b)(c) – 0.1%
Citigroup, Inc.
315,000	6.250		12/29/49	341,775
JPMorgan Chase & Co.
305,000	5.150		12/29/49	308,050
200,000	6.000		12/31/49	211,750

				861,575

Building Materials(b) – 0.1%
American Builders & Contractors Supply Co., Inc.(a)
137,000	5.750		12/15/23	145,563
Builders FirstSource, Inc.(a)
281,000	5.625		09/01/24	291,186
Summit Materials LLC/Summit Materials Finance Corp.
400,000	6.125		07/15/23	418,000

				854,749

Chemicals – 0.4%
Alpha 3 BV/Alpha US Bidco, Inc.(a)(b)
625,000	6.250		02/01/25	633,594
Aruba Investments, Inc.(a)(b)
410,000	8.750		02/15/23	428,450
Blue Cube Spinco, Inc.(b)
520,000	9.750		10/15/23	629,200
CF Industries, Inc.
125,000	5.150		03/15/34	113,310
Cornerstone Chemical Co.(a)(b)
1,470,000	9.375		03/15/18	1,484,700
Kraton Polymers LLC/Kraton Polymers Capital Corp.(a)(b)
72,000	7.000		04/15/25	75,510
Rain CII Carbon LLC/CII Carbon Corp.(a)(b)
845,000	7.250		04/01/25	847,112
TPC Group, Inc.(a)(b)
760,000	8.750		12/15/20	708,700
Tronox Finance LLC(b)
260,000	6.375		08/15/20	263,900
304,000	7.500	(a)	03/15/22	318,440

				5,502,916

Commercial Services(a)(b) – 0.1%
AMN Healthcare, Inc.
425,000	5.125		10/01/24	429,250
Prime Security Services Borrower LLC/Prime Finance, Inc.
1,185,000	9.250		05/15/23	1,291,650

				1,720,900

Corporate Obligations – (continued)
Consumer Cyclical Services(b) – 0.3%
Cenveo Corp.(a)
790,000	6.000		08/01/19	643,850
1,315,000	8.500		09/15/22	736,400
First Data Corp.(a)
600,000	5.000		01/15/24	613,500
Monitronics International, Inc.
880,000	9.125		04/01/20	851,400
Sabre GLBL, Inc.(a)
218,000	5.250		11/15/23	225,630

				3,070,780

Diversified Financial Services – 0.2%
ASP AMC Merger Sub, Inc.(a)(b)
360,000	8.000		05/15/25	357,300
CNG Holdings, Inc.(a)(b)
630,000	9.375		05/15/20	573,300
Credit Acceptance Corp.(b)
580,000	6.125		02/15/21	580,000
Springleaf Finance Corp.
800,000	7.750		10/01/21	859,000

				2,369,600

Energy – 0.3%
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(b)
1,000,000	6.125		11/15/22	1,025,000
Calfrac Holdings LP(a)(b)
260,000	7.500		12/01/20	238,550
CITGO Petroleum Corp.(a)(b)
350,000	6.250		08/15/22	357,000
Parker Drilling Co.(b)
610,000	6.750		07/15/22	536,800
Seadrill Partners Finco LLC
730,003	4.147		02/21/21	490,927
Seventy Seven Energy, Inc.(b)(d)
205,000	6.500		07/15/22	—
Weatherford International Ltd.(b)
495,000	5.950		04/15/42	436,838

				3,085,115

Energy – Exploration & Production – 0.6%
California Resources Corp.(b)
7,500	5.000		01/15/20	6,150
24,000	5.500		09/15/21	17,040
1,025,000	8.000	(a)	12/15/22	784,125
7,500	6.000		11/15/24	4,950
CONSOL Energy, Inc.(b)
1,395,000	5.875		04/15/22	1,358,382
451,000	8.000		04/01/23	469,040
Continental Resources, Inc.(b)
466,000	4.500		04/15/23	459,010
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp.(a)(b)
920,000	7.875		07/15/21	963,700
Jupiter Resources, Inc.(a)(b)
875,000	8.500		10/01/22	713,125
MEG Energy Corp.(a)(b)
265,000	6.375		01/30/23	233,200
160,000	6.500		01/15/25	158,000

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Memorial Production Partners LP/Memorial Production Finance Corp.(b)(d)
$65,000	7.625%		05/01/21	$23,400
1,765,000	6.875		08/01/22	617,750
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(b)(d)
100,000	10.000		06/01/20	—
951,000	10.750		10/01/20	—
245,000	9.250		06/01/21	—
Murray Energy Corp.(a)(b)
140,000	11.250		04/15/21	105,000
Parsley Energy LLC/Parsley Finance Corp.(a)(b)
45,000	5.250		08/15/25	45,281
Peabody Energy Corp.(d)
95,000	6.250		11/15/21	—
Rice Energy, Inc.(b)
150,000	6.250		05/01/22	156,750
SandRidge Energy, Inc.(b)(d)
885,000	7.500		02/15/23	—
Southwestern Energy Co.(b)
550,000	6.700		01/23/25	547,250
Whiting Petroleum Corp.(b)
700,000	6.250		04/01/23	703,500

				7,365,653

Energy – Services – 0.3%
Atwood Oceanics, Inc.(b)
250,000	6.500		02/01/20	225,000
Ensco PLC(b)
835,000	5.750		10/01/44	609,550
FTS International, Inc.(b)
670,000	6.250		05/01/22	575,362
Noble Holding International Ltd.(b)
355,000	7.750		01/15/24	323,938
Precision Drilling Corp.(a)(b)
104,000	7.750		12/15/23	110,240
Pride International LLC
145,000	7.875		08/15/40	131,950
Rowan Cos., Inc.(b)
875,000	5.850		01/15/44	680,312
Transocean, Inc.
555,000	5.550	(b)	10/15/22	516,150
220,000	9.100		12/15/41	204,050

				3,376,552

Entertainment & Leisure(b) – 0.3%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
1,130,000	5.375		06/01/24	1,170,962
ClubCorp Club Operations, Inc.(a)
750,000	8.250		12/15/23	817,500
Guitar Center, Inc.(a)
2,199,000	9.625		04/15/20	1,209,450
Six Flags Entertainment Corp.(a)
700,000	4.875		07/31/24	706,125

				3,904,037

Corporate Obligations – (continued)
Finance – 0.3%
Ally Financial, Inc.
705,000	5.125		09/30/24	719,100
Harland Clarke Holdings Corp.(a)(b)
765,000	9.250		03/01/21	736,312
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(b)
700,000	5.875		02/01/22	720,125
580,000	6.250	(a)	02/01/22	602,475
330,000	6.750	(a)	02/01/24	344,438
Navient Corp.
335,000	6.625		07/26/21	354,497
420,000	7.250		09/25/23	437,081
Walter Investment Management Corp.
352,000	4.500		11/01/19	112,640
340,000	7.875	(b)	12/15/21	209,100

				4,235,768

Food and Beverage(b) – 0.0%
B&G Foods, Inc.
235,000	5.250		04/01/25	239,700
Clearwater Seafoods, Inc.(a)
165,000	6.875		05/01/25	170,775

				410,475

Gaming(b) – 0.3%
Inn of the Mountain Gods Resort & Casino(a)(e)
595,000	9.250		11/30/20	535,500
Jacobs Entertainment, Inc.(a)
955,000	7.875		02/01/24	993,200
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
595,000	4.500		09/01/26	592,025
Scientific Games International, Inc.
660,000	10.000		12/01/22	714,450
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC(a)
1,231,000	5.875		05/15/21	1,249,465

				4,084,640

Health Care – Medical Products(b) – 0.1%
Halyard Health, Inc.
1,000,000	6.250		10/15/22	1,041,250
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(a)
580,000	6.625		05/15/22	533,600

				1,574,850

Health Care – Pharmaceuticals(a)(b) – 0.2%
Quintiles IMS, Inc.
300,000	5.000		10/15/26	307,500
Valeant Pharmaceuticals International, Inc.
790,000	5.375		03/15/20	675,450
1,870,000	7.500		07/15/21	1,547,425
595,000	6.125		04/15/25	438,813

				2,969,188

Health Care – Services – 0.7%
Acadia Healthcare Co., Inc.(b)
480,000	5.125		07/01/22	484,800

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care – Services – (continued)
BioScrip, Inc.(b)
$829,000	8.875%		02/15/21	$700,505
Centene Corp.(b)
820,000	4.750		01/15/25	834,350
DaVita, Inc.(b)
1,000,000	5.000		05/01/25	1,007,500
Envision Healthcare Corp.(b)
604,000	5.625		07/15/22	622,120
HCA, Inc.
1,055,000	5.875		05/01/23	1,147,312
190,000	7.690		06/15/25	216,600
Kindred Healthcare, Inc.
275,000	8.000		01/15/20	286,000
875,000	6.375	(b)	04/15/22	848,750
Molina Healthcare, Inc.(b)
385,000	5.375		11/15/22	402,325
Select Medical Corp.(b)
570,000	6.375		06/01/21	582,825
Tenet Healthcare Corp.
300,000	7.500	(a)(b)	01/01/22	321,000
1,080,000	8.125		04/01/22	1,096,200

				8,550,287

Health Care Products(a)(b) – 0.0%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.
499,000	8.125		06/15/21	444,110

Home Construction(b) – 0.1%
Century Communities, Inc.
560,000	6.875		05/15/22	588,700
Masonite International Corp.(a)
215,000	5.625		03/15/23	223,600

				812,300

Insurance(a) – 0.0%
MGIC Investment Corp.
260,000	9.000		04/01/63	337,675

Internet(b) – 0.0%
Zayo Group LLC/Zayo Capital, Inc.
500,000	6.375		05/15/25	540,000

Machinery – 0.2%
Boart Longyear Management Pty Ltd.(a)
1,400,000	10.000		10/01/18	1,050,000
325,000	7.000	(b)	04/01/21	68,250
Xerium Technologies, Inc.(b)
765,000	9.500		08/15/21	787,950

				1,906,200

Media – Broadcasting & Radio(b) – 0.5%
Cumulus Media Holdings, Inc.
1,350,000	7.750		05/01/19	371,250
Gray Television, Inc.(a)
466,000	5.125		10/15/24	469,495
iHeartCommunications, Inc.
470,000	9.000		12/15/19	387,750
1,201,345	14.000	(f)	02/01/21	348,390
365,000	9.000		03/01/21	276,488

Corporate Obligations – (continued)
Media – Broadcasting & Radio(b) – (continued)
LIN Television Corp.
750,000	5.875		11/15/22	782,812
Nexstar Broadcasting, Inc.(a)
500,000	6.125		02/15/22	521,250
Sinclair Television Group, Inc.(a)
850,000	5.625		08/01/24	884,000
Sirius XM Radio, Inc.(a)
750,000	5.375		04/15/25	768,750
The E.W. Scripps Co.(a)
140,000	5.125		05/15/25	143,500
Townsquare Media, Inc.(a)
360,000	6.500		04/01/23	363,600
Tribune Media Co.
150,000	5.875		07/15/22	157,500
Univision Communications, Inc.(a)
700,000	5.125		02/15/25	695,625

				6,170,410

Media – Cable – 0.4%
Altice US Finance I Corp.(a)(b)
582,000	5.375		07/15/23	607,463
CSC Holdings LLC
515,000	10.125	(a)(b)	01/15/23	596,756
280,000	5.250		06/01/24	282,450
400,000	10.875	(a)(b)	10/15/25	480,500
DISH DBS Corp.
720,000	5.000		03/15/23	721,800
SFR Group SA(a)(b)
300,000	6.000		05/15/22	312,750
700,000	6.250		05/15/24	723,625
Ziggo Secured Finance BV(a)(b)
555,000	5.500		01/15/27	566,100

				4,291,444

Media – Non Cable(b) – 0.4%
Lee Enterprises, Inc.(a)
170,000	9.500		03/15/22	178,925
Liberty Interactive LLC
2,020,357	4.000		11/15/29	1,251,359
502,768	3.750		02/15/30	305,432
Radio One, Inc.(a)
1,615,000	9.250		02/15/20	1,594,812
615,000	7.375		04/15/22	639,600
The McClatchy Co.
545,000	9.000		12/15/22	566,800

				4,536,928

Metal Fabricate/Hardware(a)(b) – 0.1%
Grinding Media, Inc./MC Grinding Media Canada, Inc.
163,000	7.375		12/15/23	174,003
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc.
645,000	8.625		06/01/21	613,556
The Hillman Group, Inc.
830,000	6.375		07/15/22	791,612

				1,579,171

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Metals(a)(b) – 0.0%
Constellium NV
$250,000	5.750%		05/15/24	$233,125
Novelis Corp.
175,000	6.250		08/15/24	184,188

				417,313

Metals & Mining – 0.3%
Allegheny Technologies, Inc.(b)
470,000	7.875		08/15/23	485,863
Freeport-McMoRan, Inc.(b)
244,000	3.875		03/15/23	226,310
380,000	5.400		11/14/34	337,250
Glencore Funding LLC(a)
100,000	2.875		04/16/20	101,024
Hecla Mining Co.(b)
721,000	6.875		05/01/21	740,827
Hudbay Minerals, Inc.(a)(b)
104,000	7.250		01/15/23	110,890
New Gold, Inc.(a)(b)
1,220,000	6.250		11/15/22	1,248,975

				3,251,139

Packaging(a) – 0.1%
ARD Finance SA(b)(f)
150,000	7.125		09/15/23	155,625
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b)
550,000	7.250		05/15/24	595,375
Owens-Brockway Glass Container, Inc.
350,000	5.875		08/15/23	375,375

				1,126,375

Pipelines(b) – 0.3%
Genesis Energy LP/Genesis Energy Finance Corp.
888,000	6.000		05/15/23	888,000
NuStar Logistics LP
48,000	5.625		04/28/27	49,500
Sabine Pass Liquefaction LLC
540,000	5.750		05/15/24	596,915
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
1,381,000	5.500		08/15/22	1,387,905
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
550,000	5.250		05/01/23	565,125

				3,487,445

Printing – 0.0%
RR Donnelley & Sons Co.
260,000	6.000		04/01/24	243,750

Property Insurance(a)(b) – 0.1%
HUB International Ltd.
700,000	7.875		10/01/21	734,125

Publishing(a)(b) – 0.1%
The Nielsen Co. Luxembourg S.a.r.l.
665,000	5.000		02/01/25	665,000

Corporate Obligations – (continued)
Real Estate(b) – 0.2%
ESH Hospitality, Inc.(a)
122,000	5.250		05/01/25	123,525
Realogy Group LLC/Realogy Co-Issuer Corp.(a)
750,000	4.875		06/01/23	757,500
RHP Hotel Properties LP/RHP Finance Corp.
15,000	5.000		04/15/21	15,300
675,000	5.000		04/15/23	689,344
The GEO Group, Inc.
421,000	6.000		04/15/26	431,525
Uniti Group, Inc./CSL Capital LLC(a)
350,000	6.000		04/15/23	364,437

				2,381,631

Retailers – 0.5%
Claire’s Stores, Inc.(b)
338,000	8.875		03/15/19	46,475
Ferrellgas LP/Ferrellgas Finance Corp.(b)
865,000	6.750		01/15/22	836,887
General Nutrition Centers, Inc.
396,196	3.500		03/04/19	364,666
JC Penney Corp., Inc.(a)(b)
288,000	5.875		07/01/23	290,880
L Brands, Inc.
100,000	6.875		11/01/35	98,750
515,000	6.750		07/01/36	497,619
New Albertsons, Inc.
335,000	7.750		06/15/26	325,788
310,000	7.450		08/01/29	291,400
365,000	8.700		05/01/30	359,069
95,000	8.000		05/01/31	92,150
Rite Aid Corp.
430,000	6.125	(a)(b)	04/01/23	426,775
340,000	7.700		02/15/27	370,600
490,000	6.875	(a)	12/15/28	504,700
SUPERVALU, Inc.(b)
605,000	6.750		06/01/21	617,100
The Bon-Ton Department Stores, Inc.(b)
1,480,000	8.000		06/15/21	590,150
Yum! Brands, Inc.
5,000	6.875		11/15/37	5,181

				5,718,190

Software(a)(b) – 0.0%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 S.a.r.l./Greeneden US Holdings II LLC
150,000	10.000		11/30/24	166,125

Technology – Hardware – 0.4%
Dell International LLC/EMC Corp.(a)(b)
285,000	7.125		06/15/24	314,569
375,000	8.100		07/15/36	470,604
250,000	8.350		07/15/46	323,569
Micron Technology, Inc.(a)(b)
780,000	5.250		08/01/23	805,350
NCR Corp.(b)
800,000	5.000		07/15/22	820,000
Plantronics, Inc.(a)(b)
765,000	5.500		05/31/23	778,387

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Technology – Hardware – (continued)
Sensata Technologies BV(a)
$1,250,000	5.000%		10/01/25	$1,278,125

				4,790,604

Technology – Software/Services(a)(b) – 0.3%
Cengage Learning, Inc.
775,000	9.500		06/15/24	699,438
Global A&T Electronics Ltd.
1,530,000	10.000		02/01/19	1,103,512
Rackspace Hosting, Inc.
520,000	8.625		11/15/24	551,200
Solera LLC/Solera Finance, Inc.
200,000	10.500		03/01/24	228,750
TIBCO Software, Inc.
358,000	11.375		12/01/21	395,590
Unisys Corp.
875,000	10.750		04/15/22	918,750

				3,897,240

Telecommunications – Cellular(b) – 0.1%
Altice Finco SA(a)
140,000	8.125		01/15/24	150,850
T-Mobile USA, Inc.
520,000	6.000		04/15/24	562,250
150,000	6.375		03/01/25	163,875

				876,975

Telecommunications – Satellites(b) – 0.1%
Intelsat Jackson Holdings SA
455,000	7.250		10/15/20	425,425
380,000	8.000	(a)	02/15/24	409,450
Intelsat Luxembourg SA
820,000	7.750		06/01/21	475,600

				1,310,475

Textile & Apparel(a) – 0.1%
Nine West Holdings, Inc.
3,235,000	8.250		03/15/19	792,575

Transportation – 0.2%
Air Medical Group Holdings, Inc.(a)(b)
436,000	6.375		05/15/23	422,920
Algeco Scotsman Global Finance PLC(a)(b)
820,000	8.500		10/15/18	772,850
BCD Acquisition, Inc.(a)(b)
500,000	9.625		09/15/23	538,750
Navistar International Corp.
159,000	4.500		10/15/18	157,609
242,500	4.750		04/15/19	236,437
904,000	8.250	(b)	11/01/21	913,040

				3,041,606

Utilities – Electric – 0.2%
Dynegy, Inc.(b)
127,765	8.034		02/02/24	117,544
GenOn Americas Generation LLC
550,000	8.500		10/01/21	499,125
495,000	9.125		05/01/31	445,500

Corporate Obligations – (continued)
Utilities – Electric – (continued)
NRG Energy, Inc.(b)
570,000	6.250		05/01/24	567,150
NSG Holdings LLC/NSG Holdings, Inc.(a)
300,428	7.750		12/15/25	323,711
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.(a)(b)(d)
3,500,000	11.500		10/01/20	—

				1,953,030

Wireless Telecommunications – 0.7%
Altice Financing SA(a)(b)
350,000	6.500		01/15/22	367,500
400,000	7.500		05/15/26	431,000
Altice Luxembourg SA(a)(b)
675,000	7.750		05/15/22	716,344
300,000	7.625		02/15/25	318,000
Digicel Group Ltd.(a)(b)
200,000	8.250		09/30/20	182,500
315,000	7.125		04/01/22	263,025
Digicel Ltd.(a)(b)
410,000	6.000		04/15/21	389,500
600,000	6.750		03/01/23	570,750
Hughes Satellite Systems Corp.(a)
700,000	5.250		08/01/26	712,250
Inmarsat Finance PLC(a)(b)
757,000	4.875		05/15/22	762,665
Level 3 Financing, Inc.(b)
729,000	5.375		05/01/25	758,160
Radiate Holdco LLC/Radiate Finance, Inc.(a)(b)
570,000	6.625		02/15/25	567,150
Sprint Corp.
500,000	7.250		09/15/21	546,875
1,515,000	7.875		09/15/23	1,700,587
265,000	7.125		06/15/24	288,188
160,000	7.625	(b)	02/15/25	178,600

				8,753,094

Wirelines Telecommunications – 0.1%
CenturyLink, Inc.
305,000	6.750		12/01/23	326,731
198,000	5.625	(b)	04/01/25	193,297
CommScope Technologies LLC(a)(b)
600,000	6.000		06/15/25	640,500
Embarq Corp.
290,000	7.995		06/01/36	296,086
Frontier Communications Corp.(b)
400,000	11.000		09/15/25	385,000

				1,841,614

TOTAL CORPORATE OBLIGATIONS
(Cost $121,862,250)				$121,184,734

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 20.5%
Aerospace & Defense – 0.9%
40,844	Airbus SE	$3,303,977
56,440	Arconic, Inc.	1,542,505
8,671	BWX Technologies, Inc.	426,353
3,106	Huntington Ingalls Industries, Inc.	623,965
138,670	Meggitt PLC	830,434
17,975	Orbital ATK, Inc.(g)	1,779,525
16,320	United Technologies Corp.(g)	1,941,917

		10,448,676

Air Freight & Logistics – 0.3%
21,893	FedEx Corp.	4,153,102

Auto Components – 0.0%
6,518	Adient PLC	479,464

Automobiles – 0.0%
19,297	Fiat Chrysler Automobiles NV*	219,407
368	General Motors Co.	12,747

		232,154

Banks – 1.7%
2,065,439	Banco Comercial Portugues SA Class R*	461,444
231,633	Bank of America Corp.	5,406,314
8,883	Bank of the Ozarks, Inc.	421,676
79,348	CIT Group, Inc.	3,674,606
39,654	Citigroup, Inc.(g)	2,344,344
79,982	Citizens Financial Group, Inc.(g)	2,936,139
38,937	JPMorgan Chase & Co.	3,387,519
33,029	Regions Financial Corp.	454,149
10,004	Signature Bank*	1,385,054
9,164	Western Alliance Bancorp*	438,956

		20,910,201

Beverages – 0.1%
9,768	Constellation Brands, Inc. Class A	1,685,371

Biotechnology – 0.1%
6,228	Shire PLC ADR	1,102,107

Building Products – 0.1%
14,428	Fortune Brands Home & Security, Inc.	919,641

Capital Markets – 0.9%
16,825	Affiliated Managers Group, Inc.	2,786,052
32,459	Apollo Global Management LLC Class A	868,927
4,422	Hamilton Lane, Inc. Class A*	82,780
84,965	Intercontinental Exchange, Inc.(g)	5,114,893
13,600	Legg Mason, Inc.	508,368
15,440	LPL Financial Holdings, Inc.	649,097
55,773	OM Asset Management PLC	867,828
3,903	State Street Corp.	327,462

		11,205,407

Chemicals – 1.6%
28,732	Akzo Nobel NV	2,512,961
205,253	Axalta Coating Systems Ltd.*(g)	6,438,787

Common Stocks – (continued)
Chemicals – (continued)
1,788	Kraton Corp.*	58,485
17,884	Olin Corp.	574,613
18,082	PPG Industries, Inc.	1,986,127
22,861	The Sherwin-Williams Co.	7,651,120
8,025	Valvoline, Inc.	178,556

		19,400,649

Commercial Services & Supplies(g) – 0.1%
23,225	KAR Auction Services, Inc.	1,013,074

Communications Equipment – 0.4%
35,870	Cisco Systems, Inc.	1,222,091
15,771	CommScope Holding Co., Inc.*	663,013
52,419	Juniper Networks, Inc.	1,576,239
7,880	Palo Alto Networks, Inc.*	854,271

		4,315,614

Construction Materials – 0.2%
23,064	Vulcan Materials Co.(g)	2,787,976

Consumer Finance – 0.3%
84,589	Ally Financial, Inc.(g)	1,674,862
9,100	American Express Co.	721,175
1,306	Capital One Financial Corp.	104,976
3,376	Discover Financial Services	211,304
425	Encore Capital Group, Inc.*	14,174
36,163	Synchrony Financial	1,005,331

		3,731,822

Containers & Packaging – 0.6%
20,482	Ball Corp.	1,574,861
66,105	Crown Holdings, Inc.*(g)	3,707,830
61,004	Graphic Packaging Holding Co.	828,434
23,499	Orora Ltd.	52,983
33,030	Owens-Illinois, Inc.*	720,715
10,100	Sealed Air Corp.	444,602

		7,329,425

Diversified Consumer Services – 0.2%
6,876	Houghton Mifflin Harcourt Co.*	79,074
70,088	Service Corp. International(g)	2,258,235

		2,337,309

Diversified Financial Services – 0.4%
4,480	Berkshire Hathaway, Inc. Class B*	740,141
59,955	ECN Capital Corp.	163,388
10,570	Groupe Bruxelles Lambert SA	1,013,856
55,670	Leucadia National Corp.	1,413,461
33,650	Voya Financial, Inc.(g)	1,257,837

		4,588,683

Diversified Telecommunication Services(a) – 0.1%
76,193	Cellnex Telecom SA	1,344,856

Electronic Equipment, Instruments & Components – 0.1%
15,740	TE Connectivity Ltd.	1,217,804

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value
Common Stocks – (continued)
Energy Equipment & Services – 0.3%
9,957	Halliburton Co.	$456,827
69,600	Nabors Industries Ltd.	719,664
28,739	National Oilwell Varco, Inc.	1,005,003
2,017	Patterson-UTI Energy, Inc.	43,661
102,923	Precision Drilling Corp.*	409,415
53,191	Te Holdcorp LLC/Te Holdcorp	531,905
16,158	TechnipFMC PLC*	486,841

		3,653,316

Equity Real Estate Investment Trusts (REITs) – 0.4%
86,702	Colony NorthStar, Inc. Class A(g)	1,133,195
33,173	Equity Commonwealth*	1,061,204
55,317	MGM Growth Properties LLC Class A	1,583,173
14,764	Ryman Hospitality Properties, Inc.(g)	941,648
10,180	Xenia Hotels & Resorts, Inc.	177,743

		4,896,963

Food & Staples Retailing – 0.0%
30,220	Lenta Ltd.*(a)	192,501
3,048	Walgreens Boots Alliance, Inc.	263,774

		456,275

Food Products – 0.1%
3,958	AdvancePierre Foods Holdings, Inc.	160,774
10,691	Nestle SA	823,426
39,179	Nomad Foods Ltd.*	462,312

		1,446,512

Health Care Equipment & Supplies – 0.6%
22,338	Becton Dickinson & Co.	4,176,536
13,728	Boston Scientific Corp.*	362,144
8,289	C.R. Bard, Inc.	2,548,702

		7,087,382

Health Care Providers & Services – 0.4%
9,861	Aetna, Inc.(h)	1,331,925
10,620	HCA Holdings, Inc.*(h)	894,310
4,804	McKesson Corp.(h)	664,345
3,660	Millennium Health LLC	4,209
19,653	Universal Health Services, Inc. Class B	2,373,297

		5,268,086

Health Care Technology* – 0.1%
25,271	Cotiviti Holdings, Inc.	1,056,075

Hotels, Restaurants & Leisure – 0.9%
57,504	Aramark(g)(h)	2,100,046
15,511	Dunkin’ Brands Group, Inc.	866,445
13,795	Extended Stay America, Inc.	240,585
60,384	ILG, Inc.(g)	1,455,858
49,189	La Quinta Holdings, Inc.*	694,057
1,732	Marriott International, Inc. Class A	163,535
9,156	McDonald’s Corp.	1,281,199
120,978	MGM Resorts International(g)	3,715,234

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
8,057	Six Flags Entertainment Corp.	504,449

		11,021,408

Household Durables – 0.1%
39,004	D.R. Horton, Inc.	1,282,842

Household Products – 0.1%
9,051	Spectrum Brands Holdings, Inc.(g)	1,300,900

Independent Power and Renewable Electricity Producers – 0.1%
50,889	Vistra Energy Corp.	760,791

Industrial Conglomerates – 0.1%
23,530	General Electric Co.	682,135
7,110	Jardine Strategic Holdings Ltd.	300,439

		982,574

Insurance – 0.7%
40,106	American International Group, Inc.(h)	2,442,857
3,365	AmTrust Financial Services, Inc.	54,008
27,515	Aon PLC(g)	3,297,398
33,280	FNF Group(g)	1,362,816
1,065	Loews Corp.	49,650
2,714	MetLife, Inc.	140,612
11,531	Willis Towers Watson PLC	1,529,241

		8,876,582

Internet & Direct Marketing Retail* – 0.1%
14,397	Liberty Expedia Holdings, Inc. Class A	695,519
2,578	Liberty Ventures Series A	138,825

		834,344

Internet Software & Services* – 0.5%
2,270	Alphabet, Inc. Class A(h)	2,098,660
819	Alphabet, Inc. Class C	741,981
4,750	Baidu, Inc. ADR	856,093
32,444	IAC/InterActiveCorp.(g)	2,693,177

		6,389,911

IT Services – 1.9%
3,200	Alliance Data Systems Corp.	798,816
55,894	Cognizant Technology Solutions Corp. Class A*	3,366,496
313,362	Conduent, Inc.*(g)	5,110,934
13,530	Convergys Corp.	304,560
86,159	CoreLogic, Inc.*(g)	3,682,436
25,873	CSRA, Inc.	752,387
22,148	DXC Technology Co.*	1,668,630
47,713	EVERTEC, Inc.	756,251
59,452	First Data Corp. Class A*	928,640
27,744	Gartner, Inc.*(g)	3,165,313
57,567	Leidos Holdings, Inc.(g)	3,031,478

		23,565,941

Life Sciences Tools & Services – 0.2%
22,059	Quintiles IMS Holdings, Inc.*(g)	1,859,133

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Life Sciences Tools & Services – (continued)
4,210	Thermo Fisher Scientific, Inc.	$696,039

		2,555,172

Machinery – 0.3%
34,088	Allison Transmission Holdings, Inc.(g)	1,318,524
10,061	Flowserve Corp.	511,803
1,107	Fortive Corp.	70,029
24,370	Kennametal, Inc.(g)	1,013,305
16,681	Mueller Water Products, Inc. Class A	187,661
8,585	Pentair PLC	553,818
9,883	SPX Corp.*	237,785

		3,892,925

Media – 2.0%
4,237	Cable One, Inc.(g)	2,889,041
4,484	Charter Communications, Inc. Class A*	1,547,698
14,436	DISH Network Corp. Class A*	930,256
20,815	Liberty Global PLC Class A*	737,267
48,830	Liberty Global PLC LiLAC Class A*	1,048,380
34,933	Liberty Global PLC Series C*	1,209,031
11,702	Liberty Media Corp.-Liberty Formula One Class A*	396,815
33,512	Liberty Media Corp.-Liberty SiriusXM Class A*	1,276,807
41,636	MSG Networks, Inc. Class A*	1,038,818
12,161	Naspers Ltd.	2,312,432
648	Quebecor, Inc. Class B	19,781
38,848	Regal Entertainment Group Class A	857,375
27,594	Sinclair Broadcast Group, Inc. Class A	1,088,583
26,670	The Madison Square Garden Co. Class A*(g)	5,381,206
29,414	Time Warner, Inc.	2,919,928
9,409	World Wrestling Entertainment, Inc. Class A	201,635
38,500	WPP PLC	824,420

		24,679,473

Metals & Mining – 0.1%
13,630	Alcoa Corp.	459,740
65,048	Ferroglobe PLC	627,713
53,835	Ferroglobe Representation & Warranty Insurance Trust	—
16,220	MMC Norilsk Nickel PJSC ADR	249,626

		1,337,079

Oil, Gas & Consumable Fuels – 0.4%
12,809	ConocoPhillips	613,679
118	Energy & Exploration Partners, Inc.*	41,300
47,030	Gazprom PJSC ADR	222,922
29,450	Linn Energy, Inc.*	825,483
5,390	LUKOIL PJSC ADR	267,542
4,403	Midstates Petroleum Co., Inc.*	81,720
2,300	Occidental Petroleum Corp.	141,542
9,486	Parsley Energy, Inc. Class A*	282,588
1,515	Peabody Energy Corp.*	38,496
605	Phillips 66	48,134

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
21,170	Rosneft Oil Co. PJSC GDR	117,176
2,009	SandRidge Energy, Inc.*	37,006
145,730	Surgutneftegas OJSC	78,089
19,917	TransCanada, Corp.	924,945
13,271	Western Gas Partners LP	779,140

		4,499,762

Paper & Forest Products* – 0.0%
2,280	Clearwater Paper Corp.	110,808

Personal Products – 0.1%
4,434	The Estee Lauder Cos., Inc. Class A	386,379
6,510	Unilever NV	341,029

		727,408

Pharmaceuticals – 0.2%
3,456	Allergan PLC(h)	842,780
17,580	Mylan NV*	656,613
21,958	Zoetis, Inc.(g)	1,232,064

		2,731,457

Professional Services* – 0.1%
12,299	IHS Markit Ltd.	533,776
2,817	The Advisory Board Co.	143,949

		677,725

Road & Rail – 0.1%
2,073	Kyushu Railway Co.	64,993
14,106	Union Pacific Corp.	1,579,308

		1,644,301

Semiconductors & Semiconductor Equipment – 0.1%
11,130	Analog Devices, Inc.	848,106
1,646	MModal, Inc.	31,265
8,060	QUALCOMM, Inc.	433,144

		1,312,515

Software – 0.9%
20,790	Microsoft Corp.(g)	1,423,283
111,249	Nuance Communications, Inc.*	1,990,245
81,173	Oracle Corp.(g)	3,649,538
29,845	PTC, Inc.*	1,613,122
27,992	Verint Systems, Inc.*	1,100,086
5,451	VMware, Inc. Class A*	513,048

		10,289,322

Specialty Retail – 0.2%
3,800	Advance Auto Parts, Inc.	540,132
17,832	CarMax, Inc.*	1,043,172
8,255	The Home Depot, Inc.	1,288,605

		2,871,909

Technology Hardware, Storage & Peripherals – 0.5%
83,653	NetApp, Inc.	3,333,572
31,636	Western Digital Corp.	2,817,819

		6,151,391

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value
Common Stocks – (continued)
Trading Companies & Distributors* – 0.2%
1,386	AerCap Holdings NV	$63,770
36,801	HD Supply Holdings, Inc.(g)	1,483,080
90,061	Nexeo Solutions, Inc.	820,456

		2,367,306

Transportation Infrastructure – 0.4%
61,805	Macquarie Infrastructure Corp.(g)	5,029,073

Wireless Telecommunication Services – 0.2%
474,805	VEON Ltd. ADR	1,960,945

TOTAL COMMON STOCKS (Cost $214,923,628)		$250,921,808

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(i) – 3.8%
Automotive – Parts – 0.1%
Evergreen Skills Lux S.a.r.l.
$329,954	5.750%	04/28/21	$308,233
Gates Global LLC
704,376	4.408	04/01/24	707,546

			1,015,779

Building Materials – 0.2%
Engility Corp.
371,206	4.750	08/12/23	373,526
Jeld-Wen, Inc.
583,444	4.147	07/01/22	589,278
Preferred Proppants LLC
866,288	8.750	07/27/20	792,653
Quikrete Holdings, Inc.
426,501	4.243	11/15/23	427,124

			2,182,581

Chemicals – 0.1%
AgroFresh, Inc.
920,592	5.897	07/31/21	912,537

Commercial Services & Supplies – 0.0%
Fort Dearborn Co.
548,537	5.150	10/19/23	554,022

Consumer Cyclical Services – 0.1%
Monitronics International, Inc.
652,754	6.647	09/30/22	661,964

Consumer Products – Household & Leisure – 0.0%
Calceus Acquisition, Inc.
430,741	5.000	01/31/20	371,515

Energy – 0.1%
Chief Exploration & Development LLC
138,130	7.932	05/16/21	132,605
FTS International, Inc.
75,000	5.750	04/16/21	65,062
Gulf Finance LLC
253,236	6.250	08/25/23	252,603

Bank Loans(i) – (continued)
Energy – (continued)
KCA Deutag US Finance LLC
760,388	6.807	05/15/20	720,467

			1,170,737

Energy – Exploration & Production – 0.1%
Energy & Exploration Partners, Inc.
87,478	13.000	11/12/21	83,979
45,763	0.000	05/13/22	20,593
Murray Energy Corp.
549,754	8.397	04/16/20	524,251

			628,823

Finance – 0.1%
Quality Care Properties, Inc.
687,377	6.250	10/31/22	698,980

Gaming – 0.3%
Affinity Gaming LLC
599,954	9.397	09/14/24	604,082
Cowlitz Tribal Gaming Authority
795,386	11.500	12/04/21	874,925
Mashantucket (Western) Pequot Tribe
158,784	5.000	07/01/18	147,141
1,883,476	9.375	06/30/20	1,715,846

			3,341,994

Health Care – Medical Products – 0.2%
Carestream Health, Inc.
1,062,858	5.147	06/07/19	1,053,388
1,295,030	9.647	12/07/19	1,271,901

			2,325,289

Health Care – Services – 0.4%
Air Medical Group Holdings, Inc.
1,024,918	4.250	04/28/22	1,017,231
Alliance Healthcare Services, Inc.
1,024,841	4.288	06/03/19	1,021,849
American Renal Holdings, Inc.
445,540	4.750	09/20/19	448,048
BioClinica, Inc.
443,943	5.375	10/20/23	446,718
BPA Laboratories, Inc.
160,673	3.672	04/29/20	109,258
Community Health Systems, Inc.
606,825	4.054	01/27/21	602,777
Ortho-Clinical Diagnostics, Inc.
544,933	4.750	06/30/21	541,984
U.S. Renal Care, Inc.
707,660	5.397	12/31/22	670,508

			4,858,373

Health Care Products – 0.0%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.
112,999	4.250	06/08/20	110,287

Machinery – 0.0%
Boart Longyear Management Pty Ltd.
8,000	10.000	01/02/18	8,000

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(i) – (continued)
Media – Broadcasting & Radio – 0.2%
AP NMT Acquisition BV
$450,951	6.898%	08/13/21	$396,413
Cumulus Media Holdings, Inc.
1,486,602	4.250	12/23/20	1,161,675
EIG Investors Corp.
566,887	6.532	11/09/19	568,775
ION Media Networks, Inc.
715,014	4.500	12/18/20	721,721

			2,848,584

Media – Cable – 0.1%
Virgin Media Investment Holdings Ltd.
934,298	3.744	01/31/25	937,586

Media – Non Cable – 0.1%
Affinion Group, Inc.
846,120	6.750	04/30/18	843,886
210,000	8.500	10/31/18	210,321
Checkout Holding Corp.
346,272	4.500	04/09/21	316,839

			1,371,046

Metals & Mining – 0.0%
Fairmount Santrol, Inc.
364,057	4.647	09/05/19	357,686

Packaging – 0.1%
Expera Specialty Solutions LLC
717,342	5.750	11/03/23	718,239

Pharmaceuticals – 0.1%
Lantheus Medical Imaging, Inc.
547,079	5.500	06/30/22	547,992
Valeant Pharmaceuticals International, Inc.
484,631	5.740	04/01/22	487,408

			1,035,400

Property/Casualty Insurance – 0.0%
York Risk Services Holding Corp.
124,888	4.897	10/01/21	121,714

Real Estate – 0.1%
DTZ U.S. Borrower LLC
1,045,466	4.304	11/04/21	1,049,240
Empire Generating Co. LLC
540,238	5.430	03/14/21	537,537
54,381	5.430	03/14/21	54,109

			1,640,886

Restaurants – 0.1%
Red Lobster Management LLC
759,309	6.250	07/28/21	763,105

Retailers – 0.2%
Academy Ltd.
520,715	5.172	07/01/22	357,992
Claire’s Stores, Inc.
204,213	9.000	09/20/21	160,307
442,439	9.000	09/20/21	309,707
136,148	9.000	09/20/21	68,074

Bank Loans(i) – (continued)
Retailers – (continued)
Gymboree Corp.
1,072,739	5.000	02/23/18	481,907
Hoffmaster Group, Inc.
942,041	5.500	11/21/23	953,816
Wilton Brands LLC
554,805	8.500	08/30/18	543,708

			2,875,511

Semiconductors & Semiconductor Equipment – 0.1%
Lumileds Holding B.V.
600,796	5.500	02/27/24	607,555

Services Cyclical – Business Services – 0.2%
Acosta Holdco, Inc.
799,374	4.250	09/26/21	743,082
Brickman Group Ltd.
496,318	4.000	12/18/20	497,971
Koosharem LLC
616,304	7.647	05/16/20	571,511
Tribune Publishing Co.
883,542	5.750	07/07/21	879,125
Weight Watchers International, Inc.
228,451	4.000	04/02/20	216,672

			2,908,361

Technology – Hardware – 0.1%
Diebold, Inc.
205,000	3.000	11/06/23	205,129
409,425	5.500	11/06/23	411,730

			616,859

Technology – Software – 0.1%
Aricent Technologies Ltd.
975,458	5.500	04/14/21	975,868

Technology – Software/Services – 0.4%
BMC Software Finance, Inc.
579,558	5.000	09/13/22	582,636
Conduent, Inc.
562,092	4.986	12/07/23	571,462
Go Daddy Operating Co. LLC
403,207	3.493	02/15/24	404,772
Misys Europe SA
200,913	8.250	04/27/25	204,931
MModal, Inc.
2,061,087	9.000	01/31/20	1,978,643
Optiv Security, Inc.
274,194	4.250	02/01/24	273,736
Syniverse Holdings, Inc.
440,877	4.147	04/23/19	404,505
974,696	4.172	04/23/19	890,930

			5,311,615

Telecommunication Services – 0.0%
Digicel International Finance Ltd.
390,441	4.647	03/31/19	385,560

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(i) – (continued)
Telecommunications – Internet & Data – 0.1%
Asurion LLC
$569,773	4.243%	07/08/20	$573,453
1,120,000	8.500	03/03/21	1,136,330

			1,709,783

Textiles – 0.0%
Indra Holdings Corp.
635,308	5.422	05/01/21	388,065

Transportation – 0.0%
Syncreon Group Holdings B.V.
482,637	5.250	10/28/20	435,884

Utilities – 0.1%
Longview Power LLC
981,802	7.000	04/13/21	797,714

Wireless Telecommunications – 0.0%
Intelsat Jackson Holdings SA
266,889	3.750	06/30/19	263,157

TOTAL BANK LOANS
(Cost $45,708,206)			$45,911,059

Asset-Backed Securities – 0.1%
Home Equity(a)(c) – 0.1%
ALM XIV Ltd. Series 14-14A, Class D
$625,000	5.889%	07/28/26	$599,576

Other – 0.0%
EFIH Intercompany Claim
105,640	1.000	11/02/26	12,677

TOTAL ASSET-BACKED SECURITIES
(Cost $626,782)			$612,253

Foreign Debt Obligations – 0.1%
Provincia de Buenos Aires(a)
$420,000	9.125%	03/16/24	$475,650
Republic of Argentina
340,000	6.875	01/26/27	358,530
600,000	2.260 (e)	12/31/38	406,854
505,000	2.260 (e)	12/31/38	350,686

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $1,430,163)			$1,591,720

Municipal Debt Obligations(b) – 0.2%
Puerto Rico – 0.1%(d)
Puerto Rico Commonwealth GO Bonds (Unrefunded) (Balance- Public Improvement) Series A
$115,000	5.000%	07/01/33	$70,294
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
5,000	6.500	07/01/40	3,144

Municipal Debt Obligations(b) – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
420,000	5.750	07/01/28	259,875
70,000	5.125	07/01/37	42,350
245,000	5.500	07/01/39	151,900
20,000	5.000	07/01/41	12,000
Puerto Rico Commonwealth GO Bonds Series 2007 A
5,000	5.250	07/01/29	3,069
5,000	5.250	07/01/33	3,069
85,000	5.250	07/01/37	52,169
Puerto Rico Commonwealth GO Bonds Series 2014 A
1,235,000	8.000	07/01/35	778,050
Puerto Rico Government Development Bank Revenue Bonds (Senior Notes) Series C
55,000	5.400	08/01/19	11,687
Puerto Rico Government Development Bank Revenue Bonds (Senior Notes) Series H
545,000	5.000	08/01/23	115,812

			1,503,419

Texas – 0.1%
Texas State Public Finance Authority RB (Taxable Windstrom Insurance) Series 2014
670,000	8.250	07/01/24	713,121

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $2,300,126)			$2,216,540

U.S. Treasury Obligation(g) – 1.1%
United States Treasury Note
$13,900,000	0.875%	05/15/17	$13,900,278
(Cost $13,901,603)

Shares	Rate	Value
Preferred Stocks – 0.0%
Energy – 0.0%
Peabody Energy Corp.
501	0.000%	$25,551
Te Holdcorp LLC/Te Holdcorp
35,662	0.000	258,552

TOTAL PREFERRED STOCKS
(Cost $719,558)		$284,103

Units	Expiration Date	Value
Rights* – 0.0%
Electric Utilities(j) – 0.0%
TCEH Corp.
138,462		$158,124

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Expiration Date	Value
Rights* – (continued)
Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Operating Co., Inc.
164,914		03/30/26	$—

TOTAL RIGHTS
(Cost $204,051)			$158,124

Warrants – 0.0%
Independent Power and Renewable Electricity Producers* – 0.0%
Dynegy, Inc.
6,085		02/02/24	$2,130

Life Sciences Tools & Services* – 0.0%
Lion Holdings, Inc. Series A
540		04/29/24	—
Lion Holdings, Inc. Series B
860		04/29/24	—

			—

Oil, Gas & Consumable Fuels – 0.0%
Midstates Petroleum Co., Inc.
3,926		04/21/20	—
Peabody Energy Corp.*
3		07/03/17	76
Peabody Energy Corp.*
66		07/03/17	1,677
SandRidge Energy, Inc.*
1,740		10/04/22	1,740
SandRidge Energy, Inc.*
732		10/04/22	410

			3,903

Semiconductors & Semiconductor Equipment* – 0.0%
MModal, Inc. Warrant A
516		07/31/17	129
MModal, Inc. Warrant B
681		07/31/17	43

TOTAL WARRANTS
(Cost $22,533)			$6,205

Shares		Distribution Rate	Value
Investment Company(c)(k) – 2.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
24,218,587		0.656%	$24,218,587
(Cost $24,218,587)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(l) – 46.9%
Repurchase Agreements – 46.9%
Joint Repurchase Agreement Account II
$573,400,000	0.821%	05/01/17	$573,400,000
(Cost $573,400,000)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 84.6%
(Cost $999,317,487)			$1,034,405,411

Shares	Description	Value
Common Stocks Sold Short – (2.9)%
Aerospace & Defense – (0.3)%
14,838	Spirit AeroSystems Holdings, Inc. Class A	$(848,140)
3,021	The Boeing Co.	(558,371)
7,761	TransDigm Group, Inc.	(1,914,872)
14,460	Triumph Group, Inc.	(378,852)

		(3,700,235)

Air Freight & Logistics – (0.1)%
9,480	C.H. Robinson Worldwide, Inc.	(689,196)

Auto Components – (0.1)%
7,500	LCI Industries	(758,625)
9,713	The Goodyear Tire & Rubber Co.	(351,902)

		(1,110,527)

Automobiles – (0.0)%
6,690	Ford Motor Co.	(76,734)

Banks – (0.0)%
40,379	Huntington Bancshares, Inc.	(519,274)

Chemicals – (0.1)%
10,037	H.B. Fuller Co.	(530,255)
1,328	The Dow Chemical Co.	(83,398)

		(613,653)

Commercial Services & Supplies – (0.1)%
18,832	HNI Corp.	(880,584)
1,510	Pitney Bowes, Inc.	(20,068)

		(900,652)

Construction & Engineering* – (0.1)%
8,582	Dycom Industries, Inc.	(906,774)

Containers & Packaging – (0.1)%
15,416	Bemis Co., Inc.	(692,641)
2,143	Crown Holdings, Inc.*	(120,201)

		(812,842)

Diversified Consumer Services* – (0.0)%
14,400	ServiceMaster Global Holdings, Inc.	(548,640)

Diversified Telecommunication Services – (0.1)%
460	Iridium Communications, Inc.*	(4,876)
19,528	Verizon Communications, Inc.	(896,531)

		(901,407)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value
Common Stocks Sold Short – (continued)
Electronic Equipment, Instruments & Components – (0.0)%
1,588	Amphenol Corp. Class A	$(114,828)
799	Belden, Inc.	(55,691)

		(170,519)

Equity Real Estate Investment Trusts (REITs) – (0.1)%
5,126	DiamondRock Hospitality Co.	(56,437)
2,974	Host Hotels & Resorts, Inc.	(53,383)
3,886	LaSalle Hotel Properties	(110,984)
7,591	Sunstone Hotel Investors, Inc.	(113,030)
19,748	Ventas, Inc.	(1,264,070)

		(1,597,904)

Food & Staples Retailing – (0.1)%
10,757	Walgreens Boots Alliance, Inc.	(930,911)

Hotels, Restaurants & Leisure – (0.0)%
4,055	Marriott International, Inc. Class A	(382,873)

Household Durables – (0.1)%
22,087	Newell Brands, Inc.	(1,054,433)
4,300	Whirlpool Corp.	(798,424)

		(1,852,857)

Household Products – (0.2)%
9,357	Energizer Holdings, Inc.	(554,215)
18,334	The Procter & Gamble Co.	(1,601,108)

		(2,155,323)

Insurance – (0.1)%
1,097	CNA Financial Corp.	(49,650)
33,962	First American Financial Corp.	(1,474,291)

		(1,523,941)

Internet & Direct Marketing Retail – (0.0)%
1,002	Expedia, Inc.	(133,987)

Internet Software & Services – (0.2)%
953	Match Group, Inc.*	(17,755)
88,600	Tencent Holdings Ltd.	(2,776,132)

		(2,793,887)

IT Services – (0.2)%
15,520	ExlService Holdings, Inc.*	(740,459)
29,438	Genpact Ltd.	(718,876)
22,548	Sykes Enterprises, Inc.*	(672,156)

		(2,131,491)

Leisure Products – (0.1)%
18,078	Brunswick Corp.	(1,025,927)

Life Sciences Tools & Services* – (0.0)%
953	Cambrex Corp.	(56,561)

Machinery – (0.1)%
7,124	Illinois Tool Works, Inc.	(983,753)
3,074	Snap-on, Inc.	(514,987)

		(1,498,740)

Common Stocks Sold Short – (continued)
Marine* – (0.0)%
549	Kirby Corp.	(38,759)

Media – (0.1)%
1,584	Meredith Corp.	(92,743)
12,936	Scripps Networks Interactive, Inc. Class A	(966,578)
13,525	Sirius XM Holdings, Inc.	(66,949)

		(1,126,270)

Multi-Utilities – (0.2)%
19,023	Consolidated Edison, Inc.	(1,508,143)
18,976	SCANA Corp.	(1,258,299)

		(2,766,442)

Semiconductors & Semiconductor Equipment – (0.1)%
25,133	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	(831,148)

Software* – (0.1)%
19,938	Paycom Software, Inc.	(1,201,265)

Specialty Retail – (0.1)%
476	L Brands, Inc.	(25,137)
5,146	O’Reilly Automotive, Inc.*	(1,276,980)

		(1,302,117)

Technology Hardware, Storage & Peripherals* – (0.1)%
14,303	Electronics For Imaging, Inc.	(654,791)

Textiles, Apparel & Luxury Goods – (0.0)%
4,989	VF Corp.	(272,549)

Trading Companies & Distributors – (0.0)%
108	W.W. Grainger, Inc.	(20,812)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(33,506,405))		$(35,249,008)

Exchange Traded Funds Sold Short – (1.6)%
8,210	iShares Core S&P U.S. Growth ETF	$(388,169)
18,801	iShares Russell 2000 ETF	(2,614,467)
690	iShares Russell 2000 Growth Index Fund	(113,650)
2,070	iShares US Real Estate ETF	(163,385)
65,358	Real Estate Select Sector SPDR Fund	(2,068,581)
43,070	SPDR S&P 500 ETF Trust	(10,254,105)
7,105	SPDR S&P MidCap 400 Trust Fund	(2,237,009)
47,056	SPDR S&P Retail ETF	(2,019,173)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(Cost $(18,631,159))		$(19,858,539)

TOTAL SECURITIES SOLD SHORT – (4.5)%
(Cost $(52,137,564))		$(55,107,547)

OTHER ASSETS IN EXCESS OF LIABILITIES – 19.9%		$244,035,474

NET ASSETS – 100.0%		$1,223,333,338

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $67,007,407, which represents approximately 5.5% of net assets as of April 30, 2017.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.
(d)	Security is currently in default.
(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2017.
(f)	Pay-in-kind securities.
(g)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $73,769,290, which represents approximately 6.0% of net assets as of April 30, 2017.
(h)	A portion of this security is pledged as collateral for initial margin requirements on over the counter swap transactions. Total market value pledged as collateral amounts to $3,534,415, which represents approximately 0.3% of net assets as of April 30, 2017.
(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on April 30, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	Expiration date occurs on payment date.
(k)	Represents an affiliated fund.
(l)	Joint repurchase agreement was entered into on April 28, 2017. Additional information appears on page 54.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
CP	—Commercial Paper
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
GO	—General Obligation
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
SPA	—Stand-by Purchase Agreement
WR	—Withdrawn Rating

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At April 30, 2017, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Energy & Exploration Partners, Inc.	$31,571	$30,308	$(1,263)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CHF	748,000	USD	750,783	$754,322	06/23/17	$3,539
	EUR	8,178,000	USD	8,815,247	8,932,952	06/23/17	117,704
	GBP	12,596,000	USD	16,104,388	16,339,917	06/23/17	235,533
	JPY	206,550,000	USD	1,813,567	1,856,918	06/23/17	43,349
	MXN	138,017,000	USD	7,113,758	7,265,732	06/23/17	151,975
	USD	987,160	AUD	1,299,000	971,757	06/23/17	15,403
	USD	25,277,208	CAD	33,891,000	24,848,125	06/23/17	429,079
	USD	5,552,384	JPY	608,538,000	5,470,852	06/23/17	81,532
	USD	136,173	MXN	2,562,000	134,873	06/23/17	1,300
	USD	14,354,380	NZD	20,675,000	14,176,000	06/23/17	178,380
JPMorgan Chase Bank, N.A.	AUD	6,375,140	USD	4,763,299	4,769,288	06/21/17	5,990
	EUR	106,355,659	USD	114,702,459	116,161,888	06/21/17	1,459,418
	GBP	13,663,223	USD	16,917,580	17,723,304	06/21/17	805,725
	JPY	4,640,453,738	USD	40,707,733	41,714,652	06/21/17	1,006,919
	NOK	4,278,459	USD	498,422	498,614	06/21/17	194
	NZD	594,000	USD	407,196	407,302	06/21/17	106
	SEK	68,644,313	USD	7,695,012	7,771,365	06/21/17	76,357
	USD	43,624,865	AUD	57,909,778	43,322,712	06/21/17	302,159
	USD	74,458,927	CAD	99,681,960	73,082,064	06/21/17	1,376,874
	USD	49,175,882	JPY	5,439,068,765	48,893,684	06/21/17	282,197
	USD	13,702,007	NOK	116,993,784	13,634,539	06/21/17	67,466
	USD	25,561,446	NZD	36,759,957	25,206,050	06/21/17	355,405
	USD	5,349,447	SEK	46,964,080	5,316,901	06/21/17	32,542
Morgan Stanley & Co. International PLC	CHF	472,000	USD	472,741	475,932	06/21/17	3,191
	EUR	94,000	USD	100,963	102,667	06/21/17	1,704
	SEK	3,888,000	USD	433,832	440,169	06/21/17	6,337
	USD	424,150	CAD	571,000	418,630	06/21/17	5,519
	USD	59,503	CHF	59,000	59,492	06/21/17	12
	USD	1,780,000	CNH	12,378,120	1,774,789	09/20/17	5,211
	USD	1,752,399	EUR	1,601,000	1,748,616	06/21/17	3,784
	USD	2,250,000	JPY	247,407,000	2,224,027	06/21/17	25,973
	USD	3,622,200	KRW	4,092,440,700	3,598,889	06/21/17	23,311
	USD	2,070,000	KRW	2,336,616,000	2,057,538	09/20/17	12,462
	USD	1,160,000	SGD	1,613,792	1,156,752	09/20/17	3,248
	USD	1,020,000	TWD	30,722,400	1,019,230	06/21/17	770
Royal Bank of Scotland PLC	USD	950,000	RUB	54,454,000	949,795	05/31/17	204
State Street Bank and Trust	USD	92,221	CHF	91,622	92,099	05/03/17	122
UBS AG (London)	INR	90,650,000	USD	1,400,000	1,405,208	05/31/17	5,207

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
UBS AG (London) (continued)	INR	483,316,250	USD	7,464,344	$7,492,114	05/31/17	$27,769
	RUB	8,030,400	USD	140,000	140,068	05/31/17	67
	USD	940,000	INR	60,498,400	937,814	05/31/17	2,185
	USD	451,640	BRL	1,425,602	445,459	05/31/17	6,180
	USD	341,769	CNY	2,357,355	340,658	05/31/17	1,110
	USD	410,000	INR	26,389,650	409,078	05/31/17	921
TOTAL							$7,164,433

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	28,352,000	USD	21,366,158	$21,209,593	06/23/17	$(156,565)
	CAD	7,163,000	USD	5,334,496	5,251,753	06/23/17	(82,745)
	CHF	18,590,000	USD	18,842,990	18,747,088	06/23/17	(95,901)
	EUR	367,000	USD	401,306	400,880	06/23/17	(427)
	JPY	3,600,215,000	USD	32,680,737	32,366,501	06/23/17	(314,240)
	MXN	25,900,000	USD	1,368,301	1,363,473	06/23/17	(4,827)
	NZD	11,739,000	USD	8,102,010	8,048,950	06/23/17	(53,059)
	USD	243,117	AUD	325,000	243,126	06/23/17	(10)
	USD	26,266,932	CHF	26,311,000	26,533,331	06/23/17	(266,401)
	USD	34,076,975	EUR	31,943,000	34,891,814	06/23/17	(814,840)
	USD	24,667,073	GBP	20,094,000	26,066,552	06/23/17	(1,399,483)
	USD	8,179,327	JPY	932,914,000	8,387,044	06/23/17	(207,718)
	USD	2,514,968	MXN	49,987,000	2,631,503	06/23/17	(116,535)
	USD	1,505,650	NZD	2,196,000	1,505,707	06/23/17	(57)
Barclays Bank PLC	EUR	250,000	USD	273,267	272,966	06/15/17	(301)
	USD	1,013,290	EUR	947,000	1,033,995	06/15/17	(20,705)
JPMorgan Chase Bank, N.A.	AUD	71,496,076	USD	54,317,365	53,486,721	06/21/17	(830,646)
	CAD	110,472,356	USD	82,382,407	80,993,070	06/21/17	(1,389,343)
	EUR	10,900,601	USD	11,931,405	11,905,659	06/21/17	(25,743)
	JPY	6,007,795,633	USD	54,617,052	54,006,168	06/21/17	(610,888)
	NOK	513,780,820	USD	60,563,728	59,876,384	06/21/17	(687,342)
	NZD	5,040,714	USD	3,483,247	3,456,383	06/21/17	(26,862)
	SEK	49,052,139	USD	5,585,522	5,553,294	06/21/17	(32,228)
	USD	1,813,557	CAD	2,474,722	1,814,349	06/21/17	(791)
	USD	97,599,840	EUR	91,877,802	100,349,133	06/21/17	(2,749,285)
	USD	63,436,570	GBP	50,829,752	65,934,016	06/21/17	(2,497,448)
	USD	30,473,988	JPY	3,432,976,290	30,860,218	06/21/17	(386,233)
	USD	5,080,451	NOK	43,769,383	5,100,914	06/21/17	(20,466)
	USD	68,610,391	SEK	616,038,274	69,742,981	06/21/17	(1,132,588)
Morgan Stanley & Co. International PLC	CHF	986,000	USD	1,000,303	994,215	06/21/17	(6,087)
	USD	2,202,976	CHF	2,213,000	2,231,436	06/21/17	(28,460)
	USD	10,816,846	EUR	9,994,000	10,915,467	06/21/17	(98,623)
Royal Bank of Scotland PLC	INR	44,498,100	USD	690,000	689,786	05/31/17	(214)
State Street Bank and Trust	CAD	100,094	USD	73,458	73,329	05/02/17	(130)
UBS AG (London)	RUB	43,023,600	USD	760,000	750,425	05/31/17	(9,576)
	RUB	26,456,300	USD	470,000	461,455	05/31/17	(8,545)
	USD	400,000	RUB	23,056,000	402,146	05/31/17	(2,146)
TOTAL							$(14,077,458)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Exchanges Index	93	May 2017	$10,467,832	$170,797
Australian 10 Year Government Bonds	(4)	June 2017	(388,535)	(8,309)
Australian 10 Year Government Bonds	112	June 2017	10,878,976	(18,604)
Australian 3 Year Government Bonds	92	June 2017	7,723,830	260
Australian Dollar	(57)	June 2017	(4,261,320)	(14,761)
Bank Accept Index	(64)	September 2017	(11,608,659)	(8,255)
Brent Crude	(72)	May 2017	(3,747,600)	118,747
British Pound	(7)	June 2017	(567,175)	(525)
CAC40 Index	148	May 2017	8,407,433	310,244
Canada 10 Year Government Bonds	(395)	June 2017	(40,384,015)	(885,557)
Canadian Dollar	(4)	June 2017	(292,800)	(350)
Cocoa	(74)	July 2017	(1,375,372)	249,518
Coffee	(31)	July 2017	(1,550,775)	83,910
Copper	53	June 2017	7,590,925	(225,393)
Copper	(21)	June 2017	(3,007,725)	(7,058)
Copper	(10)	July 2017	(651,875)	(4,151)
Corn	(126)	July 2017	(2,308,950)	50,412
Cotton No.2	27	July 2017	1,064,745	1,285
Crude Oil	3	May 2017	147,990	(308)
Crude Oil	(101)	May 2017	(4,982,330)	247,084
Crude soybean oil	(55)	July 2017	(1,046,430)	(778)
Dax Index	108	June 2017	36,668,279	760,731
DJIA E-Mini Index	343	June 2017	35,798,910	209,795
Euro FX	190	June 2017	25,937,375	13,346
Euro Stoxx 50 Index	(94)	June 2017	(3,591,988)	12,156
Euro Stoxx 50 Index	308	June 2017	11,769,491	526,224
Eurodollars	(1,073)	March 2018	(264,038,475)	(370,447)
Eurodollars	(60)	June 2018	(14,750,250)	(29,200)
French Government Bonds	(107)	June 2017	(17,464,611)	(51,739)
FTSE 100 Index	(103)	June 2017	(9,558,505)	(39,014)
FTSE 100 Index	121	June 2017	11,228,924	(139,110)
FTSE/MIB Index	(38)	June 2017	(4,199,566)	(145,015)
Gasoline RBOB	(71)	May 2017	(4,616,434)	516,627
Gold 100 Oz	81	June 2017	10,273,230	70,113
Gold 100 Oz	(5)	June 2017	(634,150)	(1,600)
Hard Red Winter Wheat	(57)	July 2017	(1,246,163)	48,577
Italian Government Bonds	(60)	June 2017	(8,608,300)	14,379
Japanese Yen	(2)	June 2017	(224,850)	934
Low Sulphur Gas Oil	(15)	June 2017	(683,250)	12,060
MSCI Singapore Index	(52)	May 2017	(1,293,533)	(7,673)
Nasdaq 100 E-Mini Index	212	June 2017	23,661,320	688,445
Natural Gas	(63)	May 2017	(2,063,880)	37,891
Nikkei 225 Index	38	June 2017	6,544,965	(12,422)
Nikkei 225 Index	(31)	June 2017	(5,339,314)	(183,912)
NY Harbor ULSD	(74)	May 2017	(4,684,378)	341,696
OMXS 30 Index	(41)	May 2017	(748,964)	(4,633)
Primary Aluminum	111	June 2017	5,292,619	18,314
Primary Aluminum	(7)	June 2017	(333,769)	1,901
Russell 2000 Mini Index	390	June 2017	27,268,800	529,572
S&P 500 E-Mini Index	188	June 2017	22,376,700	132,521
S&P 500 E-Mini Index	(501)	June 2017	(59,631,525)	(545,587)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P Toronto Stock Exchange 60 Index	111	June 2017	$14,910,047	$161,259
Silver	60	July 2017	5,178,600	(224,478)
Soybean	(74)	July 2017	(3,538,125)	(26,921)
Soybean Meal	(39)	July 2017	(1,231,620)	(17,843)
SPI 200 Index	19	June 2017	2,103,136	3,264
Sugar No. 11	(74)	June 2017	(1,336,854)	113,748
Topix Index	188	June 2017	25,803,095	310,610
U.S. Dollar Index Future	(31)	June 2017	(3,065,838)	(243)
U.S. Long Bond	(8)	June 2017	(1,223,750)	(3,505)
U.S. Long Bond	152	June 2017	23,251,250	(67,401)
Ultra 10 Year U.S. Treasury Notes	(186)	June 2017	(25,194,281)	(36,927)
Wheat	(69)	July 2017	(1,491,263)	24,865
Zinc	(15)	June 2017	(982,594)	14,826
Zinc	67	June 2017	4,388,919	(324,234)
30 Day Federal Funds	(25)	June 2017	(10,313,846)	(36)
3 Month Bank Bills	58	September 2017	43,248,050	1,462
3 Month Euribor Interest Rate	(256)	March 2018	(69,889,469)	(58,305)
3 Month Euribor Interest Rate	(297)	June 2018	(81,046,308)	18,271
3 Month Euroswiss	(14)	September 2017	(3,545,025)	(66)
3 Month Euroyen	(5)	September 2017	(1,120,991)	(219)
3 Month Sterling Interest Rate	(110)	March 2018	(17,732,411)	(11,422)
3 Month Sterling Interest Rate	446	June 2018	71,867,982	10,503
5 Year German Euro-Bobl	376	June 2017	54,006,782	(91,799)
10 Year German Euro-Bund	79	June 2017	13,921,926	19,141
10 Year German Euro-Bund	(243)	June 2017	(42,823,138)	73,883
2 Year German Euro-Schatz	218	June 2017	26,653,334	(21,430)
2 Year German Euro-Schatz	(970)	June 2017	(118,595,108)	21,608
10 Year Mini Japanese Government Bonds	(6)	June 2017	(812,900)	(3,089)
10 Year U.K. Long Gilt	805	June 2017	133,738,839	1,338,466
2 Year U.S. Treasury Notes	(934)	June 2017	(202,313,157)	(353,771)
5 Year U.S. Treasury Notes	881	June 2017	104,315,906	(9,345)
5 Year U.S. Treasury Notes	(41)	June 2017	(4,854,656)	(11,619)
10 Year U.S. Treasury Notes	1,359	June 2017	170,851,781	1,048,467
TOTAL				$4,360,858

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At April 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at April 30, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	Macy’s, Inc., 7.450%, 07/15/17	$95	(1.000)%	06/20/21	1.540%	$5,407	$(3,494)
Barclays Bank PLC	Nordstrom, Inc., 6.950%, 03/15/28	1,365	(1.000)	12/20/20	0.782	15,466	(27,583)
	Macy’s, Inc., 7.450%, 07/15/17	55	(1.000)	06/20/21	1.540	3,177	(2,070)
	Nordstrom, Inc., 6.950%, 03/15/28	610	(1.000)	12/20/21	1.239	19,648	(13,932)
	NYSE Archa Exchange Gold BUGS Index	390	(1.000)	12/20/21	1.934	18,857	(3,459)
JPMorgan Securities, Inc.	Macy’s, Inc., 7.450%, 07/15/17	1,285	(1.000)	12/20/20	1.231	60,198	(51,249)
	Nordstrom, Inc., 6.950%, 03/15/28	555	(1.000)	12/20/20	0.782	10,163	(15,089)
	Nordstrom, Inc., 6.950%, 03/15/28	265	(1.000)	06/20/21	0.983	7,061	(7,547)
	Macy’s, Inc., 7.450%, 07/15/17	60	(1.000)	06/20/21	1.540	3,001	(1,793)
	Rite Aid Corp., 6.125%, 04/01/23	460	(5.000)	12/20/21	2.778	(56,204)	9,874
TOTAL						$86,774	$(116,342)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require the Fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc.
	$1	3M Co.	3/18/2019	$—	$5,131
	3	AbbVie, Inc.	3/18/2019	—	(2,907)
	36	Acadia Healthcare Co., Inc.	7/2/2018 - 3/18/2019	—	(9,282)
	7	ACADIA Pharmaceuticals, Inc,	6/29/2018 - 10/19/2018	—	(10,383)
	1,378	Accenture PLCµ	12/31/2099	—	24,517
	1	Accenture PLC Class A§	3/18/2019	—	8,908
	46	Acom Co. Ltd.	11/19/2018	—	(21,489)
	45	ACS Actividades de Construccion y Servicios SA	7/27/2018 - 2/19/2019	—	94,559
	7	Acuity Brands, Inc.	7/2/2018 - 4/15/2019	—	13,553
	8	Adecco Group AG	4/15/2019	—	22,005
	18	Adient PLC	3/4/2019 - 4/15/2019	—	(104,916)
	68	Admiral Group PLC	6/29/2018 - 3/15/2019	—	(58,458)
	64	Advanced Micro Devices, Inc.	1/9/2019 - 4/29/2019	—	(8,813)
	183	Aegon NV	3/29/2019 - 4/15/2019	—	46,234
	7	AEON Financial Service Co. Ltd.	2/4/2019	—	(1,183)
	71	AGL Energy Ltd.	8/17/2018 - 3/18/2019	—	(50,914)
	3	Akamai Technologies, Inc.	3/18/2019	—	5,123
	23	Akorn, Inc.	6/29/2018 - 7/26/2018	—	15,220

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$2		Albemarle Corp.	3/29/2019	$—	$5,331
	28		Alcoa Corp.	11/23/2018 - 3/29/2019	—	(19,120)
	38		Alfresa Holdings Corp.	7/27/2018 - 3/6/2019	—	12,810
	27		Alimentation Couche-Tard, Inc.	2/19/2019 - 3/29/2019	—	(5,152)
	5		Alliance Data Systems Corp.	4/29/2019	—	(64,916)
	5		Alnylam Pharmaceuticals, Inc.	11/19/2018	—	(22,602)
	—	*	Alphabet, Inc. Class C	8/9/2018	—	(28,351)
	1,042		Alumina Ltd.	7/16/2018 - 9/14/2018	—	16,460
	—	*	Amazon.com, Inc.	10/31/2018 - 11/19/2018	—	6,044
	133		Amcor Ltd.	9/4/2018 - 3/18/2019	—	(28,253)
	22		American Eagle Outfitters, Inc.	7/16/2018 - 8/9/2018	—	10,206
	9		Ameriprise Financial, Inc.	4/15/2019 - 4/29/2019	—	(21,894)
	1		AmerisourceBergen Corp.	4/15/2019	—	(4,864)
	20		ams AG	2/19/2019 - 3/6/2019	—	(208,610)
	39		AmTrust Financial Services, Inc.	3/29/2019	—	(22,721)
	55		ANA Holdings, Inc.	3/29/2019	—	2,149
	5		ANDRITZ AG	6/29/2018 - 7/16/2018	—	22,945
	11		Anglo American PLC	3/15/2019 - 4/15/2019	—	3,701
	2		Anheuser-Busch InBev SA/NV	3/18/2019	—	(5,113)
	27		Antofagasta PLC	7/5/2018 - 10/19/2018	—	(10,035)
	1		Apple, Inc.	3/29/2019	—	(2,425)
	8		Aqua America, Inc.	10/9/2018 - 2/4/2019	—	(2,790)
	34		ArcelorMittal	8/9/2018 - 10/19/2018	—	(10,354)
	6		Arconic, Inc.	4/25/2019	—	(7,794)
	8		Arista Networks, Inc.	3/29/2019 - 4/29/2019	—	(47,800)
	2		Aristocrat Leisure Ltd.	6/29/2018 - 7/26/2018	—	556
	33		Aryzta AG	4/29/2019	—	9,856
	186		Asahi Glass Co. Ltd.	7/2/2018 - 10/22/2018	—	120,835
	57		Ashtead Group PLC	3/4/2019 - 4/15/2019	—	(5,878)
	37		Asics Corp.	3/18/2019 - 5/1/2019	—	(7,029)
	6		ASML Holding NV	3/18/2019	—	(4,558)
	3		ASML Holding NV	3/29/2019 - 4/15/2019	—	(4,386)
	3		Aspen Technology, Inc.	3/18/2019	—	7,345
	17		Assa Abloy AB Class B	8/9/2018 - 4/15/2019	—	(12,530)
	21		Astellas Pharma, Inc.	7/2/2018 - 9/6/2018	—	(11,082)
	5		AstraZeneca PLC	3/29/2019	—	(345)
	7		AT&T, Inc.	6/29/2018 - 8/9/2018	—	(798)
	23		Atco Ltd.	10/9/2018 - 4/25/2019	—	(34,087)
	7		athenahealth, Inc.	3/18/2019 - 3/29/2019	—	(110,436)
	261		Aurizon Holdings Ltd.	10/9/2018 - 2/4/2019	—	(26,640)
	2		Autodesk, Inc.	3/29/2019	—	(7,218)
	24		AutoNation, Inc.	4/15/2019 - 4/29/2019	—	22,991
	1		Avangrid, Inc.	4/29/2019	—	(190)
	2		Avery Dennison Corp.	3/18/2019	—	7,532
	14		B&G Foods, Inc.	1/23/2019	—	(22,807)
	45		Banca Generali SpA	2/4/2019 - 4/15/2019	—	(90,860)
	12		Banca Mediolanum SpA	3/15/2019	—	4,651
	178		Banco BPM SpA	1/23/2019 - 4/25/2019	—	(49,950)
	372		Banco de Sabadell SA	3/29/2019 - 4/15/2019	—	80,592

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$295		Banco Popular Espanol SA Class A	8/10/2018 - 10/19/2018	$—	$(8,595)
	45		Bandai Namco Holdings, Inc.	8/13/2018 - 12/6/2018	—	93,848
	338		Bank Leumi Le-Israel BM	6/29/2018 - 12/17/2018	—	95,573
	28		Bank of the Ozarks, Inc.	11/23/2018 - 4/29/2019	—	58,424
	22		Bankinter SA	3/15/2019	—	9,270
	61		Barclays PLC	3/15/2019	—	(4,418)
	152		Barratt Developments PLC	1/10/2019 - 1/23/2019	—	81,819
	—	*	Barry Callebaut AG	3/18/2019	—	(9,517)
	21		BBA Aviation PLC	4/15/2019	—	(3,690)
	4		BCE, Inc.	3/18/2019	—	221
	2		Bellway PLC	3/29/2019	—	(5,986)
	38		Benesse Holdings, Inc.	3/18/2019 - 5/1/2019	—	(47,947)
	1		Berkshire Hathaway, Inc. Class B	4/11/2019	—	(600)
	6		Berry Global Group, Inc.	4/29/2019	—	(1,877)
	15		Best Buy Co., Inc.	4/15/2019	—	47,405
	15		BHP Billiton Ltd.	6/29/2018 - 8/9/2018	—	25,345
	1		BHP Billiton PLC	4/11/2019	—	645
	12		BillerudKorsnas AB	9/14/2018 - 9/27/2018	—	9,185
	1		Bio-Rad Laboratories, Inc.Class A	4/11/2019	—	11,858
	12		Bio-Techne Corp.	2/19/2019 - 4/15/2019	—	(78,187)
	1		Biogen, Inc.	2/7/2019	—	2,554
	9		Black Knight Financial Services, Inc. Class A	4/15/2019	—	(22,588)
	45		BLACKBERRY Ltd.	2/19/2019 - 4/29/2019	—	(43,592)
	2		Bluebird Bio, Inc.	3/18/2019	—	(6,637)
	92		Bollore SA	4/29/2019	—	(3,945)
	863		Bombardier, Inc. Class B	7/5/2018 - 10/19/2018	—	200,773
	165		Booker Group PLC	2/19/2019 - 3/18/2019	—	(13,822)
	7		Brembo SpA	3/18/2019 - 3/29/2019	—	(22,096)
	12		Bright Horizons Family Solutions, Inc.	3/4/2019	—	(45,902)
	8		Broadcom Ltd.	6/29/2018 - 8/9/2018	—	(18,787)
	6		Brookfield Asset Management, Inc. Class A	3/6/2019	—	(836)
	69		Bruker Corp.	7/6/2018 - 9/27/2018	—	136,327
	41		BT Group PLC	3/6/2019 - 3/15/2019	—	318
	121		BTG PLC	6/29/2018 - 8/17/2018	—	105,648
	15		Bunge Ltd.	3/4/2019 - 3/29/2019	—	31,337
	19		Bunzl PLC	3/4/2019	—	(28,175)
	23		Bureau Veritas SA	3/18/2019	—	(39,869)
	2		Burlington Stores, Inc.	2/19/2019	—	12,223
	28		Cabot Corp.	8/6/2018 - 1/9/2019	—	31,664
	11		CACI International, Inc. Class A	12/5/2018 - 12/24/2018	—	16,909
	56		Cadence Design Systems, Inc.	6/29/2018 - 3/18/2019	—	59,499
	59		Callon Petroleum Co.	12/24/2018 - 1/10/2019	—	104,053
	56		Caltex Australia Ltd.	11/23/2018 - 3/18/2019	—	6,921
	35		Canadian Natural Resources Ltd.	3/18/2019	—	(62,050)
	6		Canadian Utilities Ltd.Class A	3/18/2019	—	(3,481)
	206		Capita PLC	7/16/2018 - 3/15/2019	—	(47,396)
	12		Cargotec OYJ Class B	8/17/2018 - 2/4/2019	—	88,379
	23		CarMax, Inc.	6/29/2018 - 12/24/2018	—	(28,690)
	13		Carter’s, Inc.	3/4/2019	—	33,917

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$11		Casey’s General Stores, Inc.	3/18/2019	$—	$3,795
	3		CCL Industries, Inc. Class B	3/29/2019	—	(30,051)
	3		CDK Global, Inc.	3/18/2019	—	169
	92		Cenovus Energy, Inc.	3/18/2019 - 4/15/2019	—	(99,012)
	72		Centennial Resource Development, Inc.	12/17/2018 - 4/11/2019	—	266,799
	6		CenterPoint Energy, Inc.	3/18/2019	—	3,784
	9		Central Japan Railway Co.	7/2/2018 - 3/6/2019	—	(18,779)
	56		Centrica PLC	6/29/2018 - 4/11/2019	—	(10,456)
	54		CF Industries Holdings, Inc.	7/2/2018 - 4/29/2019	—	135,519
	6		CGI Group, Inc.	8/9/2018	—	7,257
	13		Charles River Laboratories International, Inc.	6/29/2018 - 4/29/2019	—	19,700
	1		Charter Communications, Inc. Class A	6/29/2018 - 8/9/2018	—	(11,778)
	12		Check Point Software Technologies Ltd.	2/4/2019 - 4/15/2019	—	7,444
	24		Chemical Financial Corp.	9/14/2018 - 4/15/2019	—	47,036
	40		Cheniere Energy, Inc.	6/29/2018 - 11/13/2018	—	123,418
	2		Chevron Corp.	7/6/2018 - 12/24/2018	—	(3,657)
	3		Chipotle Mexican Grill, Inc.	7/26/2018 - 11/13/2018	—	(66,160)
	—	*	Chocoladefabriken Lindt & Spruengli AG	6/29/2018 - 12/17/2018	—	14,043
	17		Chr Hansen Holding A/S	7/16/2018 - 4/29/2019	—	(51,644)
	1		Christian Dior SE	2/19/2019	—	35,415
	99		Chubu Electric Power Co., Inc.	3/6/2019 - 4/15/2019	—	18,849
	35		Chugai Pharmaceutical Co. Ltd.	8/8/2018 - 12/6/2018	—	(15,279)
	4		Cie Financiere Richemont SA	11/19/2018	—	(11,553)
	40		CIMIC Group Ltd.	2/19/2019 - 4/29/2019	—	19,981
	3		CIT Group, Inc.	2/19/2019 - 3/4/2019	—	(8,541)
	2		Citrix Systems, Inc.	3/18/2019	—	(6,072)
	21		Clean Harbors, Inc.	3/18/2019 - 3/29/2019	—	(20,912)
	26		CLP Holdings Ltd	6/29/2018	—	2,584
	28		CNA Financial Corp.	10/9/2018 - 3/4/2019	—	44,391
	29		CNH Industrial NV	7/5/2018	—	(29,071)
	383		Cobham PLC	8/6/2018 - 4/29/2019	—	17,505
	133		Cobham PLC	4/23/2019	—	(98,417)
	22		Coca-Cola Amatil Ltd.	8/9/2018 - 3/18/2019	—	(21,154)
	39		Coca-Cola European Partners PLC	7/26/2018 - 4/11/2019	—	161,117
	66		Coca-Cola HBC AG	6/29/2018 - 12/17/2018	—	98,036
	43		Coca-Cola West Co. Ltd.	7/2/2018 - 7/27/2018	—	23,094
	1		Cochlear Ltd.	7/16/2018 - 9/27/2018	—	11,062
	4		Coherent, Inc.	3/6/2019 - 4/15/2019	—	(63,417)
	2		Colgate-Palmolive Co.	3/18/2019	—	(3,034)
	6		Comcast Corp. Class A	2/25/2019	—	12,567
	102		ComfortDelGro Corp. Ltd.	12/19/2018	—	8,972
	2		Commonwealth Bank of Australia	3/18/2019	—	(934)
	75		Conduent, Inc.	1/7/2019 - 4/29/2019	—	17,636
	23		ConocoPhillips	4/15/2019	—	(52,515)
	73		CONSOL Energy, Inc.	4/29/2019	—	42,332
	4		Constellation Software, Inc.	6/29/2018 - 12/17/2018	—	(72,163)
	1,495		Consumer Discretionary Select Sector SPDR Fund	12/31/2099	—	(54,388)
	1,716		Consumer Staples Select Sector SPDR Fund	12/31/2099	—	2,662

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$12		Core Laboratories NV	6/29/2018 - 10/31/2018	$—	$86,529
	9		Corning, Inc.	4/11/2019 - 4/15/2019	—	17,383
	88		Coty, Inc. Class A	10/19/2018 - 1/10/2019	—	(40,923)
	2		Credit Acceptance Corp.	10/19/2018 - 12/24/2018	—	(18,651)
	23		Credit Suisse Group AG Class D	1/10/2019	—	(16,693)
	105		Crescent Point Energy Corp.	6/29/2018 - 3/18/2019	—	(131,100)
	22		CRH PLC	3/4/2019	—	59,159
	24		Criteo SA	3/18/2019	—	102,052
	7		Croda International PLC	2/19/2019 - 3/4/2019	—	(24,386)
	2		CSL Ltd.	3/18/2019	—	(5,298)
	2		Curtiss-Wright Corp.	7/2/2018 - 3/18/2019	—	4,676
	217		CYBG PLC	11/13/2018 - 11/23/2018	—	(6,556)
	140		Cypress Semiconductor Corp.	7/27/2018 - 12/17/2018	—	(20,304)
	8		Daicel Corp.	2/4/2019 - 2/21/2019	—	1,087
	58		Daiwa Securities Group, Inc.	3/29/2019	—	16,120
	1		Darden Restaurants, Inc.	4/25/2019	—	2,408
	8		Davide Campari-Milano SpA	4/29/2019	—	714
	17		DaVita HealthCare Partners, Inc.	4/29/2019	—	10,243
	3		DCC PLC	4/15/2019	—	(6,031)
	2		Delphi Automotive PLC	4/11/2019	—	12,452
	1		Delta Air Lines, Inc.	3/29/2019	—	133
	9		DexCom, Inc.	2/4/2019 - 3/18/2019	—	(7,635)
	13		Diamondback Energy, Inc.	12/5/2018 - 4/25/2019	—	71,856
	219		Distribuidora Internacional de Alimentacion SA	3/4/2019 - 4/25/2019	—	35,734
	94		Dixons Carphone PLC	11/23/2018 - 12/17/2018	—	37,061
	24		Domino’s Pizza Enterprises Ltd.	6/29/2018 - 12/24/2018	—	17,071
	1		Domino’s Pizza, Inc.	3/18/2019 - 4/15/2019	—	7,416
	29		Don Quijote Holdings Co. Ltd.	5/1/2019	—	(3,800)
	—	*	dorma+kaba Holding AG	9/14/2018 - 10/19/2018	—	14,440
	81		DS Smith PLC	3/18/2019 - 4/15/2019	—	(14,910)
	5		DST Systems, Inc.	4/29/2019	—	1,301
	31		DSV A/S	6/29/2018 - 12/27/2018	—	(123,358)
	2		E*TRADE Financial Corp.	4/29/2019	—	(1,963)
	1		Eagle Materials, Inc.	4/15/2019	—	(2,073)
	58		EDP - Energias de Portugal SA	3/15/2019	—	(3,649)
	431		Electrolux AB^	12/31/2099	—	(45,143)
	58		Electrolux AB	7/26/2018 - 12/17/2018	—	94,282
	171		Element Financial Corp.	6/29/2018 - 12/5/2018	—	66,550
	11		Ellie Mae, Inc.	4/29/2019	—	101,328
	6		Emerson Electric Co.	4/15/2019	—	3,248
	14		Enbridge Income Fund Holdings, Inc.	4/29/2019	—	10,374
	17		Encana Corp.	3/18/2019	—	22,807
	7		Endesa SA	3/29/2019	—	59
	46		Endo International PLC	10/19/2018 - 11/13/2018	—	27,648
	63		EnLink Midstream LLC	4/15/2019 - 5/1/2019	—	(51,726)
	77		Ensco PLC	12/17/2018 - 3/4/2019	—	(111,537)
	56		Entegris, Inc.	2/19/2019 - 3/18/2019	—	83,315
	25		Envision Healthcare Corp.	3/4/2019 - 4/29/2019	—	105,110

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$15		EQT Corp.	4/15/2019 - 4/29/2019	$—	$(74,222)
	38		Erste Group Bank AG	6/29/2018 - 3/15/2019	—	143,611
	12		Eurazeo SA	9/27/2018 - 12/17/2018	—	(17,042)
	3		Eurofins Scientific SE	9/27/2018 - 3/18/2019	—	(124,625)
	16		Evercore Partners, Inc. Class A	2/4/2019 - 4/15/2019	—	(33,695)
	320		Evraz PLC	1/23/2019 - 4/29/2019	—	25,548
	12		Exelixis, Inc.	9/27/2018	—	17,019
	22		Extraction Oil & Gas, Inc.	3/4/2019	—	66,171
	3		Exxon Mobil Corp.	7/6/2018 - 8/9/2018	—	(4,280)
	13		F5 Networks, Inc.	6/29/2018 - 10/19/2018	—	(99,174)
	3		Fairfax Financial Holdings Ltd.	11/13/2018 - 4/25/2019	—	7,522
	1		FANUC Corp.	7/2/2018 - 8/10/2018	—	3,467
	5		First Citizens BancShares, Inc. Class A	10/9/2018 - 11/13/2018	—	66,014
	30		First Financial Bankshares, Inc.	1/10/2019	—	(8,259)
	18		First Quantum Minerals Ltd.	3/18/2019 - 4/25/2019	—	22,821
	19		Fisher & Paykel Healthcare Corp. Ltd.	11/15/2018	—	3,717
	11		FleetCor Technologies, Inc.	6/29/2018 - 12/17/2018	—	49,878
	2		Flowserve Corp.	12/17/2018 - 3/4/2019	—	703
	5		Foot Locker, Inc.	3/4/2019	—	25,818
	70		Fortescue Metals Group Ltd.	9/4/2018 - 4/15/2019	—	(2,476)
	33		Fortinet, Inc.	2/19/2019 - 3/29/2019	—	44,439
	87		Fortum OYJ	9/4/2018 - 4/29/2019	—	(2,657)
	28		Franklin Resources, Inc.	4/15/2019	—	59,010
	71		Freeport-McMoRan, Inc. Class B	12/17/2018 - 3/29/2019	—	61,985
	11		Fresh Del Monte Produce, Inc.	11/13/2018	—	19,647
	10		Fresnillo PLC	1/9/2019 - 3/6/2019	—	16,809
	93		Frontier Communications Corp.	6/29/2018 - 11/7/2018	—	25,615
	272		Fujitsu Ltd.	7/2/2018 - 4/26/2019	—	54,515
	5		Fulton Financial Corp.	4/29/2019	—	(3,125)
	334		G4S PLC	3/18/2019	—	35,318
	—	*	Galapagos NV	4/25/2019	—	(300)
	1		Galenica AG	7/16/2018 - 12/17/2018	—	64,248
	12		Galp Energia SGPS SA	3/15/2019	—	(320)
	1		General Dynamics Corp.	3/18/2019	—	5,582
	32		General Motors Co.	3/18/2019	—	22,782
	8		Gentex Corp.	4/25/2019	—	703
	256		Genting Singapore PLC	3/6/2019	—	10,106
	—	*	Georg Fischer AG	7/16/2018 - 12/17/2018	—	8,439
	2		George Weston Ltd.	3/18/2019	—	6,337
	47		Gildan Activewear, Inc.	3/18/2019	—	(43,560)
	3		Gilead Sciences, Inc.	3/29/2019	—	6,345
	14		GlaxoSmithKline PLC	7/5/2018 - 8/9/2018	—	13,007
	19		Global Payments, Inc.	8/9/2018 - 3/4/2019	—	(75,400)
	41		GN Store Nord A/S	10/31/2018 - 3/4/2019	—	124,661
	—	*	Grand Canyon Education, Inc.	3/29/2019	—	1,665
	16		Greif, Inc. Class A	11/23/2018 - 3/4/2019	—	61,137
	29		H Lundbeck A/S	6/29/2018 - 11/13/2018	—	93,968
	11		H&R Block, Inc.	3/6/2019 - 3/18/2019	—	15,521
	10		Halliburton Co.	11/23/2018 - 3/4/2019	—	42,862

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$121	Halma PLC	6/29/2018 - 12/17/2018	$—	$(70,823)
	51	Hamamatsu Photonics KK	7/2/2018 - 1/15/2019	—	(48,690)
	68	Hanesbrands, Inc.	1/10/2019 - 4/11/2019	—	(65,621)
	56	Hargreaves Lansdown PLC	7/26/2018 - 10/31/2018	—	(52,073)
	1	Hasbro, Inc.	4/15/2019	—	3,828
	4	Hawaiian Holdings, Inc.	12/24/2018	—	21,292
	14	HCA Holdings, Inc.	4/15/2019 - 4/29/2019	—	(52,204)
	922	Health Care Select Sector SPDR Fund	12/31/2099	—	(11,921)
	690	Healthscope Ltd.	6/29/2018 - 3/4/2019	—	20,582
	3	Heineken Holding NV	7/5/2018	—	10,125
	5	Helmerich & Payne, Inc.	4/15/2019	—	43,738
	12	Hennes & Mauritz AB	6/29/2018 - 8/9/2018	—	4,489
	21	Herbalife Ltd.	3/29/2019	—	(95,085)
	4	Hitachi High-Technologies Corp.	4/15/2019 - 5/1/2019	—	(695)
	222	Hitachi Ltd.	7/2/2018 - 4/15/2019	—	59,906
	6	Hitachi Metals Ltd.	5/1/2019	—	(1,504)
	46	Home BancShares, Inc.	12/17/2018 - 4/15/2019	—	28,241
	3	Hoshizaki Electric Co. Ltd.	7/2/2018 - 8/20/2018	—	7,689
	143	Howden Joinery Group PLC	4/15/2019	—	69,196
	6	Hoya Corp.	8/10/2018 - 9/6/2018	—	5,505
	65	HRG Group, Inc.	12/5/2018 - 3/4/2019	—	21,329
	10	Huhtamaki OYJ	4/15/2019	—	(25,364)
	64	Huntsman Corp.	10/31/2018 - 3/29/2019	—	17,028
	22	Husky Energy, Inc.	11/19/2018	—	(1,242)
	16	IAC/InterActiveCorp	3/4/2019	—	132,687
	1	IDEXX Laboratories, Inc.	3/29/2019	—	14,472
	19	IHI Corp.	5/1/2019 - 5/2/2019	—	(890)
	1	Iliad SA	6/29/2018 - 12/17/2018	—	(14,942)
	2	Illumina, Inc.	6/29/2018 - 10/19/2018	—	15,920
	45	Imperial Oil Ltd.	3/18/2019 - 3/29/2019	—	60,314
	70	Inchcape PLC	7/16/2018 - 1/10/2019	—	30,693
	352	Incitec Pivot Ltd.	6/29/2018 - 11/13/2018	—	(27,016)
	2	Industria de Diseno Textil SA	4/25/2019	—	4,765
	23	Industrial Alliance Insurance & Financial Services, Inc.	7/16/2018 - 3/18/2019	—	(5,306)
	1,112	Industrial Select Sector SPDR Fund	12/31/2099	—	(7,879)
	149	Informa PLC	3/29/2019 - 4/15/2019	—	12,383
	21	Integra LifeSciences Holdings Corp.	3/18/2019 - 4/15/2019	—	(95,581)
	34	Interactive Brokers Group, Inc.	2/4/2019 - 4/15/2019	—	(16,017)
	1	Intercept Pharmaceuticals, Inc.	3/18/2019	—	(4,970)
	4	InterDigital, Inc.	2/4/2019	—	14,455
	5	International Consolidated Airlines Group SA	4/15/2019	—	2,855
	57	International Game Technology PLC	7/26/2018 - 8/6/2018	—	(67,372)
	19	International Petroleum Corp.	4/24/2019	—	(627,224)
	1	Intuit, Inc.	3/18/2019	—	9,446
	164	Investec PLC	6/29/2018 - 12/17/2018	—	101,965
	45	ISS A/S	6/29/2018 - 3/15/2019	—	129,753
	91	Isuzu Motors Ltd.	12/19/2018 - 4/15/2019	—	(65,723)
	6	Itochu Techno-Solutions Corp	3/18/2019	—	(3,354)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$74	ITV PLC	3/4/2019 - 4/29/2019	$—	$2,873
	83	IWG PLC	3/18/2019	—	18,436
	2	Jack Henry & Associates, Inc.	3/18/2019	—	5,787
	12	Jack in the Box, Inc.	3/18/2019	—	4,114
	3	Jacobs Engineering Group, Inc.	4/11/2019	—	886
	53	James Hardie Industries PLC	2/19/2019 - 3/18/2019	—	(54,150)
	11	Japan Airlines Co. Ltd.	3/6/2019 - 3/29/2019	—	17,060
	38	Japan Airport Terminal Co. Ltd.	7/17/2018 - 12/19/2018	—	(9,780)
	76	Japan Post Holdings Co. Ltd.	2/4/2019 - 2/21/2019	—	3,969
	34	JCDecaux SA	8/6/2018 - 12/17/2018	—	(32,977)
	116	JD Sports Fashion PLC	11/28/2018	—	14,129
	85	Jeronimo Martins SGPS SA	6/29/2018 - 10/31/2018	—	45,756
	36	JetBlue Airways Corp.	6/29/2018 - 12/24/2018	—	9,944
	66	JGC Corp.	12/6/2018 - 3/6/2019	—	21,826
	126	John Wood Group PLC	10/31/2018 - 1/10/2019	—	(40,088)
	2	Johnson & Johnson	11/7/2018	—	4,133
	76	JTEKT Corp.	7/17/2018 - 4/15/2019	—	18,443
	28	Julius Baer Group Ltd.	8/6/2018 - 11/13/2018	—	73,442
	241	Just Eat PLC	6/29/2018 - 10/31/2018	—	(81,551)
	19	Jyske Bank A/S	4/23/2019	—	(66,166)
	87	Kakaku.com, Inc.	1/24/2019 - 3/18/2019	—	(660)
	72	Kansai Paint Co. Ltd.	12/6/2018 - 1/15/2019	—	(62,828)
	26	KAR Auction Services, Inc.	4/15/2019 - 4/29/2019	—	(13,232)
	208	Keihan Holdings Co. Ltd.	7/2/2018 - 12/19/2018	—	6,347
	119	Keikyu Corp.	7/2/2018 - 12/27/2018	—	(21,697)
	6	Kesko OYJ	6/29/2018 - 2/4/2019	—	3,457
	4	Keyence Corp.	12/19/2018 - 1/23/2019	—	(8,613)
	47	Keyera Corp.	6/29/2018 - 12/17/2018	—	88,290
	316	Kingfisher PLC	7/16/2018 - 12/24/2018	—	106,144
	34	Kintetsu Group Holdings Co. Ltd.	3/18/2019 -3/29/2019	—	1,298
	26	Kirin Holdings Co. Ltd.	7/27/2018 -3/18/2019	—	14,538
	2	KLA-Tencor Corp.	3/18/2019 -4/15/2019	—	4,963
	36	Kohl’s Corp.	8/17/2018 -4/29/2019	—	(5,566)
	32	Konami Holdings Corp.	7/2/2018 -5/1/2019	—	(4,551)
	15	Koninklijke Philips NV	6/29/2018 - 3/4/2019	—	45,463
	12	Koninklijke Vopak NV	12/5/2018 -2/19/2019	—	12,234
	8	Lam Research Corp.	2/4/2019 -4/29/2019	—	23,672
	33	Lamb Weston Holdings, Inc.	12/5/2018 - 1/10/2019	—	(32,207)
	10	Lancaster Colony Corp.	7/26/2018 - 12/17/2018	—	(31,640)
	75	Laredo Petroleum, Inc.	3/4/2019 - 3/18/2019	—	(147,932)
	17	Lazard Ltd. Class A	11/13/2018	—	(50,465)
	13	Lear Corp.	6/29/2018 - 2/19/2019	—	108,900
	27	Leidos Holdings, Inc.	12/5/2018 - 4/25/2019	—	(34,192)
	83	Leonardo SpA	2/19/2019 - 4/15/2019	—	148,109
	452	Li & Fung Ltd.	6/29/2018 - 7/5/2018	—	(1,980)
	23	Liberty Broadband Corp.	6/29/2018 - 1/23/2019	—	(79,054)
	34	Liberty Global PLC Class C	4/15/2019	—	21,298
	46	Liberty Global PLC LiLAC Class C	1/9/2019 - 4/15/2019	—	74,024
	8	Liberty Media Corp-Liberty Formula One	3/4/2019	—	10,830

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$27		Liberty Ventures	1/10/2019 - 3/29/2019	$—	$(38,735)
	16		Lion Corp.	7/6/2018 - 8/10/2018	—	702
	—	*	Live Nation Entertainment, Inc.	3/18/2019	—	138
	40		LKQ Corp.	2/19/2019 - 3/18/2019	—	(104,173)
	207		Lloyds Banking Group PLC	3/15/2019	—	(23,351)
	34		Logitech International SA Class A	8/9/2018 - 11/13/2018	—	61,203
	3		London Stock Exchange Group PLC	4/25/2019	—	(8,467)
	17		Louisiana-Pacific Corp.	2/19/2019 - 4/29/2019	—	(6,649)
	1		Lowe’s Cos., Inc.	4/11/2019	—	2,981
	5		LSC Communications, Inc.	10/9/2018	—	4,774
	8		lululemon athletica, Inc.	4/15/2019 - 4/29/2019	—	1,779
	196		Lundin Mining Corp.	8/7/2018 - 12/17/2018	—	(69,488)
	63		Lundin Petroleum AB	11/13/2018 - 4/29/2019	—	115,970
	48		M3, Inc.	2/21/2019 - 3/18/2019	—	(3,860)
	26		MACOM Technology Solutions Holdings, Inc.	3/4/2019 - 4/15/2019	—	49,988
	9		Macquarie Group Ltd.	3/4/2019	—	(27,233)
	15		Macquarie Infrastructure Corp.	3/4/2019	—	(6,966)
	9		Magellan Financial Group Ltd.	3/18/2019	—	(112)
	16		Magna International, Inc.	6/29/2018 - 11/13/2018	—	27,942
	31		Mallinckrodt PLC	6/29/2018 - 4/29/2019	—	93,460
	18		ManpowerGroup, Inc.	9/4/2018 - 10/19/2018	—	15,151
	42		Maple Leaf Foods, Inc.	3/4/2019 - 3/18/2019	—	44,899
	11		Marine Harvest ASA	3/15/2019	—	11,709
	6		MarketAxess Holdings, Inc.	9/4/2018 - 4/15/2019	—	(61,931)
	5		Martin Marietta Materials, Inc.	2/19/2019 - 3/4/2019	—	(559)
	91		Marui Group Co. Ltd.	7/2/2018 - 1/15/2019	—	(15,207)
	41		Maruichi Steel Tube Ltd.	7/2/2018 - 1/15/2019	—	39,322
	11		Masimo Corp.	3/4/2019 - 4/11/2019	—	90,445
	21		MasTec, Inc.	3/4/2019 - 4/29/2019	—	47,176
	40		Mattel, Inc.	2/4/2019 - 4/29/2019	—	114,977
	31		Maxim Integrated Products, Inc.	3/18/2019 - 4/29/2019	—	(30,076)
	100		Mediaset Espana Comunicacion SA	7/2/2018 - 3/6/2019	—	71,813
	311		Mediaset SpA	2/19/2019 - 3/29/2019	—	59,974
	43		Mediclinic International PLC	2/19/2019 - 4/25/2019	—	(59,554)
	20		Medipal Holdings Corp.	7/2/2018 - 3/29/2019	—	3,584
	8		MEDNAX, Inc.	3/29/2019 - 4/29/2019	—	25,742
	2		Medtronic PLC	2/19/2019 - 3/18/2019	—	(5,201)
	190		Meggitt PLC	4/29/2019	—	(10,117)
	6		Melia Hotels International SA	4/15/2019	—	6,405
	1		MercadoLibre, Inc.	10/19/2018	—	12,211
	9		Merck & Co., Inc.	6/29/2018 - 3/18/2019	—	10,889
	14		Methanex Corp.	4/15/2019 - 4/29/2019	—	(22,851)
	1		Mettler-Toledo International, Inc.	6/29/2018 - 8/9/2018	—	19,507
	7		Micron Technology, Inc.	3/18/2019	—	(3,329)
	3		Millicom International Cellular SA Class A	3/15/2019	—	8,274
	21		Mitsubishi Electric Corp.	8/10/2018	—	7,116
	211		Mitsubishi Motors Corp.	3/6/2019 - 4/15/2019	—	(85,391)
	29		Mitsubishi UFJ Financial Group, Inc.	3/18/2019 - 4/12/2019	—	(8,646)
	160		Mitsubishi UFJ Lease & Finance Co. Ltd.	7/2/2018 - 12/27/2018	—	38,175

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$42	Mixi, Inc.	1/11/2019 - 1/15/2019	$—	$243,433
	19	Mizrahi Tefahot Bank Ltd.	3/4/2019 - 3/18/2019	—	5,005
	13	Molina Healthcare, Inc.	1/10/2019 - 2/19/2019	—	24,152
	53	MonotaRO Co. Ltd.	7/6/2018 - 11/1/2018	—	(69,793)
	19	Monster Beverage Corp.	6/29/2018 - 12/17/2018	—	(172)
	8	Murphy Oil Corp.	3/29/2019	—	(18,206)
	5	Nabors Industries Ltd.	2/4/2019 - 4/15/2019	—	19,651
	16	National Beverage Corp.	3/18/2019	—	46,676
	7,733	National Housing Resources Group, Inc. ~	06/20/17	—	(104,486)
	11	NCR Corp.	4/15/2019 - 4/29/2019	—	(3,182)
	33	Nektar Therapeutics	3/29/2019 - 4/15/2019	—	(14,744)
	4	Nestle SA	6/29/2018 - 8/9/2018	—	8,215
	10	Netflix, Inc.	12/12/2018 - 4/29/2019	—	(12,187)
	2	NetScout Systems, Inc.	4/15/2019	—	(1,217)
	4	Neurocrine Biosciences, Inc.	3/18/2019	—	(44,449)
	29	New Jersey Resources Corp.	3/4/2019 - 4/15/2019	—	5,014
	89	New York Community Bancorp, Inc.	6/29/2018 - 10/9/2018	—	44,751
	20	Newfield Exploration Co.	4/15/2019	—	(48,209)
	76	Nexon Co. Ltd.	7/27/2018 - 3/18/2019	—	103,283
	41	NGK Spark Plug Co. Ltd.	9/28/2018 - 3/6/2019	—	(24,408)
	149	Nibe Industrier AB	10/31/2018 - 3/4/2019	—	(82,580)
	18	Nice Ltd.	3/18/2019	—	1,111
	633	Nike, Inc. Class B µ	12/31/2099	—	7,160
	22	Nikon Corp.	9/28/2018	—	1,804
	7	Nintendo Co. Ltd.	8/10/2018 - 3/6/2019	—	(91,858)
	4	Nippon Telegraph & Telephone Corp.	7/27/2018 - 4/12/2019	—	(7,183)
	39	Nissan Chemical Industries Ltd.	7/17/2018 - 5/1/2019	—	(39,595)
	44	NOK Corp.	1/15/2019 - 4/15/2019	—	(60,374)
	36	Nokian Renkaat OYJ	6/29/2018 - 12/17/2018	—	(34,954)
	3	Nomura Research Institute Ltd.	3/29/2019	—	(3,819)
	6	Nordstrom, Inc.	6/29/2018 - 8/9/2018	—	13,087
	224	Norsk Hydro ASA	7/16/2018 - 11/13/2018	—	(50,418)
	13	Northern Trust Corp.	6/29/2018 - 3/18/2019	—	51,025
	54	Northland Power, Inc.	7/26/2018 - 12/17/2018	—	63,633
	1	Northrop Grumman Corp.	3/18/2019	—	3,403
	16	Novartis AG	4/15/2019	—	(49,120)
	8	Novo Nordisk A/S	6/29/2018 - 2/4/2019	—	27,578
	69	NRG Energy, Inc.	3/29/2019 - 4/29/2019	—	(117,303)
	5	NTT Data Corp.	7/2/2018 - 7/17/2018	—	(1,042)
	11	NTT DOCOMO, Inc.	10/22/2018	—	6,657
	63	Nuance Communications, Inc.	12/5/2018 - 1/10/2019	—	57,606
	41	Numericable-SFR SA	10/19/2018 - 12/17/2018	—	(77,251)
	5	NVIDIA Corp.	3/29/2019	—	(31,836)
	14	Oasis Petroleum, Inc.	2/4/2019 - 3/6/2019	—	32,194
	22	Obic Co. Ltd.	7/2/2018 - 12/27/2018	—	(114,812)
	76	OCI NV	10/9/2018 - 2/19/2019	—	(137,945)
	58	Oil Search Ltd.	3/4/2019	—	(15,321)
	142	Oji Holdings Corp.	2/21/2019 - 5/1/2019	—	14,510
	31	OMV AG	10/31/2018 - 3/4/2019	—	121,555

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$45		OneMain Holdings, Inc.	4/29/2019	$—	$(65,628)
	17		Onex Corp.	3/18/2019	—	(13,452)
	—	*	Oracle Corp Japan	1/24/2019 - 3/18/2019	—	(458)
	58		Origin Energy Ltd.	3/29/2019 - 4/29/2019	—	(15,931)
	10		Orpea	4/29/2019	—	(12,956)
	193		Osaka Gas Co. Ltd.	2/4/2019 - 3/18/2019	—	(17,643)
	4		Oshkosh Corp.	3/29/2019	—	(4,284)
	78		Outokumpu OYJ	4/15/2019	—	7,665
	17		Owens Corning	4/29/2019	—	(24,868)
	9		Palo Alto Networks, Inc.	1/10/2019	—	43,630
	4		Panalpina Welttransport Holding AG	4/29/2019	—	(852)
	2		Pandora A/S	3/29/2019	—	3,234
	105		Pandora Media, Inc.	9/4/2018 - 2/4/2019	—	30,248
	50		Parsley Energy, Inc. Class A	7/2/2018 - 8/9/2018	—	96,558
	3		Partners Group Holding AG	6/29/2018 - 3/29/2019	—	(115,972)
	2		Patterson Cos., Inc.	4/29/2019	—	(307)
	25		Paycom Software, Inc.	10/31/2018	—	(56,014)
	7		PDC Energy, Inc.	3/18/2019 - 4/29/2019	—	39,599
	83		Pearson PLC	3/29/2019	—	7,867
	5		Pegasystems, Inc.	4/15/2019	—	(7,457)
	2		PepsiCo, Inc.	3/29/2019	—	2,282
	33		Persimmon PLC	1/23/2019 - 3/29/2019	—	96,945
	112		Petrofac Ltd.	11/23/2018 - 4/29/2019	—	(21,512)
	89		Peugeot SA	6/29/2018 - 10/19/2018	—	187,691
	8		Pfizer, Inc.	11/7/2018	—	151
	2		Philip Morris International, Inc.	6/29/2018 - 8/9/2018	—	(2,813)
	57		Pilgrim’s Pride Corp.	8/9/2018 - 4/29/2019	—	45,089
	89		Platform Specialty Products Corp	3/29/2019 - 4/15/2019	—	79,594
	12		Pola Orbis Holdings, Inc.	4/12/2019 - 5/1/2019	—	(1,647)
	14		Polaris Industries, Inc.	2/4/2019 - 4/29/2019	—	(24,913)
	12		Power Corp of Canada	3/18/2019	—	2,217
	18		PRA Health Sciences, Inc.	9/4/2018	—	(3,090)
	61		PrairieSky Royalty Ltd.	6/29/2018 - 8/9/2018	—	22,535
	20		Prestige Brands Holdings, Inc.	3/4/2019	—	13,658
	5		ProAssurance Corp.	4/29/2019	—	(1,884)
	39		Provident Financial PLC	6/29/2018 - 3/18/2019	—	(104,730)
	6		Proximus SADP	3/15/2019	—	2,160
	1		PTC, Inc.	4/29/2019	—	(643)
	5		PulteGroup, Inc.	3/18/2019	—	5,301
	2		PVH Corp	3/29/2019 - 4/29/2019	—	(1,203)
	592		Qantas Airways Ltd.	6/29/2018 - 11/23/2018	—	155,137
	45		Quebecor, Inc. Class B	6/29/2018 - 10/31/2018	—	(28,080)
	13		Raiffeisen Bank International AG	6/29/2018 - 11/23/2018	—	13,490
	27		Rakuten, Inc.	7/6/2018 - 11/9/2018	—	16,421
	2		Ralph Lauren Corp. Class A	4/15/2019 - 4/25/2019	—	3,031
	35		REA Group Ltd.	6/29/2018 - 12/17/2018	—	(20,950)
	2		Red Hat, Inc.	3/18/2019	—	6,061
	49		Regal Entertainment Group Class A	3/4/2019 - 3/18/2019	—	3,232
	19		Reliance Steel & Aluminum Co.	6/29/2018 - 10/19/2018	—	(4,509)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$2		RELX PLC	8/9/2018	$—	$(19)
	4		Remy Cointreau SA	10/3/2018 - 4/29/2019	—	(7,576)
	3		Republic Services, Inc.	3/18/2019	—	1,066
	73		Rexel SA	8/17/2018 - 3/4/2019	—	77,369
	8		Rice Energy, Inc.	3/29/2019	—	18,140
	30		Rightmove PLC	6/29/2018 - 12/17/2018	—	66,464
	15		Rinnai Corp.	7/27/2018 - 4/15/2019	—	(9,219)
	26		Rio Tinto Ltd	7/16/2018 - 4/15/2019	—	(5,585)
	50		Ritchie Bros Auctioneers, Inc.	6/29/2018 - 4/11/2019	—	(98,487)
	18		RLI Corp.	7/26/2018 - 10/19/2018	—	30,037
	31		Robert Half International, Inc.	12/24/2018 - 4/15/2019	—	9,872
	—	*	Roche Holding AG	4/29/2019	—	(463)
	1		Rockwell Automation, Inc.	4/11/2019 - 4/15/2019	—	1,566
	33		Rogers Communications, Inc. Class B	3/18/2019 - 4/25/2019	—	30,633
	5		Rollins, Inc.	3/18/2019	—	9,126
	4		Royal Bank of Canada	7/6/2018 - 8/9/2018	—	(14,785)
	96		Royal Bank of Scotland Group PLC	8/9/2018 - 10/19/2018	—	(51,501)
	162		RPC Group PLC	6/29/2018 - 2/27/2019	—	(98,457)
	36		RPC, Inc.	4/29/2019	—	(15,747)
	11		Saab AB	3/4/2019	—	72,214
	57		Sabre Corp.	12/5/2018 - 3/29/2019	—	(104,937)
	31		Salmar ASA	6/29/2018 - 11/13/2018	—	64,439
	40		Salvatore Ferragamo SpA	11/23/2018 - 12/17/2018	—	(95,803)
	13		Sanofi	4/29/2019	—	(22,865)
	45		Santen Pharmaceutical Co. Ltd.	11/14/2018 - 1/15/2019	—	5,013
	11		Saputo, Inc.	3/4/2019 - 3/18/2019	—	(19,466)
	62		SATS Ltd.	7/16/2018 - 3/18/2019	—	9,468
	101		SBI Holdings, Inc.	1/15/2019	—	57,644
	17		Seagate Technology PLC	10/19/2018 - 3/29/2019	—	(114,115)
	9		SEB SA	3/4/2019 - 3/29/2019	—	(183,492)
	3		SEI Investments Co.	3/18/2019	—	(3,649)
	89		Seibu Holdings, Inc.	8/8/2018 - 3/18/2019	—	1,663
	58		Sembcorp Industries Ltd.	3/4/2019 - 3/29/2019	—	5,918
	352		Seven Bank Ltd.	3/18/2019	—	43,701
	58		Shaw Communications, Inc. Class B	8/8/2018 - 3/18/2019	—	41,182
	10		Shimamura Co. Ltd.	1/15/2019 - 5/1/2019	—	(34,090)
	8		Shimano, Inc.	7/2/2018 - 3/18/2019	—	(33,246)
	19		Shopify, Inc. Class A	2/4/2019 - 3/18/2019	—	(130,109)
	—	*	Sika AG	3/15/2019	—	1,107
	3		Silgan Holdings, Inc.	3/18/2019	—	6,365
	—	*	Silicon Laboratories, Inc.	2/19/2019 - 3/4/2019	—	273
	67		Silver Wheaton Corp.	6/29/2018 - 4/15/2019	—	127,436
	32		Singapore Exchange Ltd.	3/18/2019	—	(3,297)
	33		Sirius XM Holdings, Inc.	3/18/2019	—	(3,766)
	30		Skechers USA, Inc. Class A	4/29/2019	—	(19,953)
	78		Skylark Co. Ltd.	3/18/2019 - 5/1/2019	—	(3,756)
	14		Skyworks Solutions, Inc.	3/29/2019 - 4/15/2019	—	(6,097)
	38		Smith & Nephew PLC	4/29/2019	—	3,960
	30		SNC - Lavalin Group, Inc.	3/29/2019 - 4/29/2019	—	14,520

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$32		Sohgo Security Services Co. Ltd.	10/11/2018 - 3/18/2019	$—	$(23,562)
	3		Sonoco Products Co.	3/18/2019	—	201
	46		Sony Financial Holdings, Inc.	3/29/2019 - 5/1/2019	—	(18,220)
	135		South32 Ltd.	6/29/2018 - 7/26/2018	—	(14,079)
	52		Spark New Zealand Ltd.	11/15/2018	—	6,265
	6,353		SPDR S&P 500 ETFµ	12/31/2099	—	(32,567)
	10		Spectrum Brands Holdings, Inc.	10/9/2018 - 3/18/2019	—	35,847
	3		Spirit AeroSystems Holdings, Inc. Class A	3/18/2019	—	(1,774)
	14		Sprint Corp.	4/25/2019	—	(6,972)
	40		Square Enix Holdings Co. Ltd.	3/29/2019	—	16,389
	116		SSAB AB	4/29/2019	—	(17,387)
	28		Stanley Electric Co. Ltd.	8/20/2018 - 11/26/2018	—	(39,683)
	54		Start Today Co. Ltd.	1/24/2019 - 5/1/2019	—	8,847
	36		Steel Dynamics, Inc.	6/29/2018 - 4/15/2019	—	38,752
	20		STERIS PLC	7/16/2018 - 12/17/2018	—	(66,517)
	12		Sterling Bancorp	4/29/2019	—	6,973
	124		STMicroelectronics NV	6/29/2018 - 7/26/2018	—	176,731
	101		Stora Enso OYJ	6/29/2018 - 11/13/2018	—	29,148
	9		Subaru Corp.	5/1/2019	—	1,851
	105		Subsea 7 SA	7/16/2018 - 1/10/2019	—	88,760
	11		Sugi Holdings Co. Ltd.	7/2/2018 - 1/15/2019	—	3,495
	80		Sumco Corp.	11/9/2018 - 12/27/2018	—	(90,361)
	272		Sumitomo Chemical Co. Ltd.	7/17/2018 - 8/8/2018	—	69,296
	46		Sumitomo Metal Mining Co. Ltd.	3/29/2019 - 4/15/2019	—	20,067
	4		Sumitomo Mitsui Financial Group, Inc.	4/12/2019	—	(6,597)
	21		SunTrust Banks, Inc.	4/15/2019	—	38,807
	42		Suzuken Co. Ltd.	7/2/2018 - 11/14/2018	—	33,317
	94		Svenska Handelsbanken AB	4/11/2019 - 4/15/2019	—	(71,789)
	5		Swedish Match AB	4/11/2019	—	2,098
	—	*	Swisscom AG	3/15/2019	—	208
	3		Symantec Corp.	4/29/2019	—	(1,393)
	85		Taiyo Nippon Sanso Corp.	3/29/2019 - 5/1/2019	—	(25,203)
	2		Taro Pharmaceutical Industries Ltd.	12/12/2018 - 2/19/2019	—	(2,252)
	108		Taylor Wimpey PLC	3/18/2019	—	14,678
	45		TCF Financial Corp.	3/4/2019	—	(4,891)
	13		Tech Data Corp.	12/17/2018 - 12/24/2018	—	44,595
	4,173		Technology Select Sector SPDR Fund	12/31/2099	—	(130,442)
	180		Tele2 AB	6/29/2018 - 12/3/2018	—	(133,137)
	1		Teledyne Technologies, Inc.	3/18/2019	—	10,050
	66		Telenor ASA	12/5/2018 - 3/15/2019	—	(10,592)
	6		Temenos Group AG	6/29/2018 - 9/27/2018	—	43,529
	28		Tenaris SA	3/18/2019 - 4/29/2019	—	97,429
	58		Teradata Corp.	6/29/2018 - 11/13/2018	—	(74,311)
	61		Teradyne, Inc.	6/29/2018 - 1/9/2019	—	216,428
	75		Tesco PLC	3/15/2019	—	(4,781)
	7		Tesla Motors, Inc.	12/17/2018 - 3/6/2019	—	(38,891)
	15		Texas Capital Bancshares, Inc.	4/29/2019	—	17,470
	2		Texas Instruments, Inc.	3/18/2019	—	490
	150		The Bank of Kyoto Ltd.	12/19/2018 - 5/1/2019	—	63,153

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$1	The Boeing Co	3/18/2019	$—	$5,978
	470	The Boeing Co.µ	12/31/2099	—	(19,325)
	48	The Chemours Co.	11/19/2018 - 1/10/2019	—	377,945
	2	The Gap, Inc.	6/29/2018 - 9/27/2018	—	6,798
	1	The Home Depot, Inc.	3/18/2019 - 3/29/2019	—	9,094
	48	The Interpublic Group of Cos., Inc.	2/19/2019 - 4/29/2019	—	(50,199)
	95	The Kansai Electric Power Co., Inc.	12/6/2018 - 1/15/2019	—	89,465
	54	The Michaels Cos., Inc.	3/18/2019	—	19,862
	7	The Middleby Corp.	6/29/2018 - 10/31/2018	—	385
	3	The Procter & Gamble Co.	6/29/2018 - 8/9/2018	—	(5,815)
	3	The Sage Group PLC	2/4/2019	—	1,603
	31	The Timken Co.	12/5/2018	—	126,659
	2	The Walt Disney Co.	3/18/2019 - 3/29/2019	—	3,782
	69	The Weir Group PLC	9/14/2018 - 3/15/2019	—	(20,613)
	22	The Williams Cos., Inc.	1/10/2019 - 3/29/2019	—	6,242
	12	The Yokohama Rubber Co. Ltd.	12/19/2018 - 1/15/2019	—	3,585
	18	Tohoku Electric Power Co., Inc.	3/18/2019 - 5/1/2019	—	(6,762)
	19	Tokyo Broadcasting System Holdings, Inc.	3/29/2019	—	1,248
	321	Tokyo Electric Power Co. Holdings, Inc.	7/2/2018 - 7/27/2018	—	38,773
	298	Tokyo Gas Co. Ltd.	9/18/2018 - 12/19/2018	—	19,779
	7	Toppan Printing Co. Ltd.	10/22/2018	—	2,479
	2	Toyota Motor Corp.	4/12/2019	—	(2,622)
	10	TPG TELECOM LTD.	04/21/17	—	(6,416)
	110	TPG Telecom Ltd.	6/29/2018 - 4/29/2019	—	70,270
	6	TransDigm Group, Inc.	6/29/2018 - 12/17/2018	—	(57,188)
	36	TransUnion	11/13/2018 - 12/24/2018	—	(53,792)
	68	Treasury Wine Estates Ltd.	3/4/2019	—	14,769
	37	Trelleborg AB	3/18/2019 - 4/15/2019	—	(67,706)
	15	TripAdvisor, Inc.	3/4/2019 - 3/18/2019	—	(53,984)
	67	Tryg A/S	6/29/2018 - 3/18/2019	—	(84,309)
	1	Tsuruha Holdings, Inc.	6/29/2018 - 3/18/2019	—	(277)
	113	Tullow Oil PLC Class A	2/19/2019 - 3/4/2019	—	22,384
	16	Twilio, Inc.Class A	2/19/2019	—	(61,066)
	70	Twitter, Inc.	3/18/2019 - 3/29/2019	—	(151,951)
	10	Tyler Technologies, Inc.	6/29/2018 - 12/17/2018	—	(83,680)
	20	Ubiquiti Networks, Inc.	3/29/2019 - 4/29/2019	—	(40,496)
	1	Ulta Salon Cosmetics & Fragrance, Inc.	3/18/2019	—	(3,246)
	2	Ultragenyx Pharmaceutical, Inc.	3/18/2019	—	(13,480)
	10	Umicore SA	3/29/2019	—	(27,135)
	4	Unilever PLC	3/15/2019	—	(1,819)
	323	Unione di Banche Italiane SpA	1/10/2019 - 1/23/2019	—	(206,679)
	30	United Bankshares, Inc.	11/23/2018 - 12/24/2018	—	32,797
	4	United Continental Holdings, Inc.	11/19/2018	—	(2,198)
	28	United States Cellular Corp.	12/24/2018 - 1/10/2019	—	25,389
	24	United States Steel Corp.	3/4/2019 - 3/29/2019	—	298,703
	2	United Technologies Corp.	3/18/2019	—	8,949
	2	United Therapeutics Corp.	6/29/2018 - 8/9/2018	—	8,167
	10	United Utilities Group PLC	3/29/2019	—	841
	40	Univar, Inc.	3/4/2019 - 3/29/2019	—	(5,497)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

				Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$15	Universal Display Corp.	6/29/2018 - 2/19/2019	$—	$(79,247)
	14	Universal Health Services, Inc. Class B	6/29/2018 - 12/17/2018	—	(28,936)
	11	Urban Outfitters, Inc.	6/29/2018 - 10/19/2018	—	521
	28	US Silica Holdings, Inc.	11/19/2018 - 12/5/2018	—	223,990
	8	USG Corp.	3/29/2019	—	(11,086)
	41	Valeant Pharmaceuticals International, Inc.	4/11/2019 - 4/15/2019	—	(13,527)
	3	Valero Energy Corp.	12/24/2018	—	(3,545)
	67	Vallourec SA	1/10/2019	—	21,171
	11	Valvoline, Inc.	12/24/2018	—	(17,111)
	17	Vedanta Resources PLC	12/24/2018	—	10,933
	16	VeriSign, Inc.	7/26/2018 - 4/15/2019	—	15,037
	4	Verizon Communications, Inc.	3/18/2019	—	(7,865)
	1	Vertex Pharmaceuticals, Inc.	4/25/2019	—	4,501
	18	Vestas Wind Systems A/S	9/4/2018 - 3/15/2019	—	91,120
	19	ViaSat, Inc.	7/16/2018 - 3/29/2019	—	(11,838)
	2	VMware, Inc. Class A	3/18/2019	—	3,162
	12	Volvo AB Class B	4/11/2019	—	(26,034)
	33	Voya Financial, Inc.	6/29/2018 - 12/17/2018	—	12,354
	10	Vulcan Materials Co.	6/29/2018 - 3/29/2019	—	3,519
	59	VWR Corp.	7/6/2018 - 12/17/2018	—	45,795
	17	Wabtec Corp.	3/18/2019 - 3/29/2019	—	(44,402)
	845	Wal-Mart Stores, Inc.µ	12/31/2099	—	(57,650)
	2	Waste Management, Inc.	3/18/2019	—	(308)
	183	Weatherford International PLC	7/2/2018 - 3/4/2019	—	137,048
	14	WellCare Health Plans, Inc.	6/29/2018 - 8/9/2018	—	97,794
	2	Wells Fargo & Co.	3/29/2019	—	792
	24	West Fraser Timber Co. Ltd.	12/17/2018	—	(1,818)
	25	Williams - Sonoma, Inc.	3/29/2019	—	(29,194)
	10	Wintrust Financial Corp.	4/29/2019	—	(19,729)
	8	Wix.com Ltd.	5/1/2019	—	(27,329)
	18	Woodward, Inc.	4/29/2019	—	10,162
	29	World Fuel Services Corp.	6/29/2018 - 9/4/2018	—	17,079
	5	Worthington Industries, Inc.	2/4/2019 - 2/19/2019	—	(334)
	39	WPP PLC	7/26/2018	—	(13,898)
	39	Wright Medical Group NV	3/29/2019 - 4/15/2019	—	(11,680)
	30	WSP Global, Inc.	3/18/2019	—	10,543
	2	Wynn Resorts Ltd.	3/18/2019	—	(11,774)
	149	Xerox Corp.	1/7/2019	—	25,129
	3	Xilinx, Inc.	3/18/2019	—	20,725
	24	Xylem, Inc.	3/4/2019	—	(17,742)
	24	Yahoo Japan Corp.	4/12/2019	—	8,279
	233	Yamada Denki Co. Ltd.	2/4/2019 - 3/6/2019	—	82,371
	29	Yamaha Motor Co. Ltd.	3/29/2019	—	(20,549)
	35	Zillow Group, Inc.	2/4/2019 - 3/29/2019	—	(157,951)
	21	Zions Bancorp	6/29/2018 - 7/26/2018	—	(19,696)
	44	Zodiac Aerospace	3/18/2019 - 4/29/2019	—	21,900
Morgan Stanley & Co.
	201	Accenture PLC Class A	12/18/17	—	(498)
	187	Advanced Drainage Systems	12/18/17	1,891	(8,188)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley & Co. (continued)	CAD	12	Alimentation Couche	12/18/17	$—	$12,023
		$99	Artisan Partners Asset Management, Inc.	12/18/17	—	(3,978)
		273	Banco Santander SA	12/18/17	—	3,008
		87	Best Buy Co., Inc.	12/18/17	—	(14,720)
		84	Big 5 Sporting Goods Corp.	12/18/17	—	(2,719)
		80	Brunswick Corp.	12/18/17	—	2,597
		208	C.H. Robinson Worldwide, Inc.	12/18/17	1,377	8,354
		168	Carmax, Inc.	12/18/17	4,034	9,890
		395	Cullen/Frost Bankers, Inc.§	12/18/17	—	(36,686)
		79	Del Taco Restaurants, Inc.	12/18/17	—	(5,285)
		59	Dicks Sporting Goods, Inc.	12/18/17	10	(2,982)
		371	Eaton Vance Corp.	12/18/17	—	(11,489)
		169	Edgewell Personal Care Co.	12/18/17	3,885	12,478
		169	Financial Engine, Inc.	12/18/17	—	(26,457)
		72	Financial Select Sector SPDR Fund+	3/31/18	—	(18,390)
		189	Greenhill & Co., Inc.	12/18/17	748	17,642
		381	Health Care Select Sector	12/18/17	(655)	(36,753)
		415	Healthcare Services Group	12/18/17	—	(68,134)
		298	Hni, Corp.	12/18/17	2,748	(5,641)
		299	Hormel Foods Corp.	12/18/17	(23,233)	20,576
		295	Idexx Laboratories, Inc.	12/15/17	—	(88,310)
		192	International Business Machines Corp.	12/18/17	—	17,807
		401	iShares China Large Cap ETF	12/18/17	4,525	(14,735)
		378	iShares iBoxx Usd High Yield	12/18/17	—	(6,428)
		392	iShares Nasdaq Biotechnology	12/18/17	(7,917)	(24,838)
		386	iShares Russell 2000	12/18/17	—	(21,829)
		66	JC Penney Co., Inc.	12/18/17	—	5,268
		207	Kellogg Co.	12/18/17	(579)	4,112
		340	Kilroy Realty Corp.	12/18/17	—	8,525
		212	Lear Corp.	12/18/17	2,228	(3,162)
		206	Logitech International - Reg	12/18/17	—	(42,607)
		132	Netgear, Inc.	12/18/17	13	7,468
		336	Newmarket Corp.	12/18/17	—	(23,749)
		80	Nordstrom, Inc.	12/18/17	—	(10,338)
		54	Park City Group, Inc.	12/18/17	—	(535)
		176	Paycom Software, Inc.	12/18/17	—	(36,848)
		153	Paylocity Holding Corp.	12/18/17	(1,042)	(23,034)
		280	Petmed Express, Inc.	12/18/17	—	(25,089)
		121	Planet Fitness, Inc. Class A	12/18/17	1,529	(5,661)
		180	PTC, Inc.	12/18/17	—	(7,739)
		101	Quotient Technology, Inc.	12/18/17	1,440	1,279
		157	2U Inc.	12/18/17	2,188	(45,654)
		247	Sirius XM Radio, Inc.	12/18/17	—	(20,503)
		206	SPDR S&P Oil & Gas Exploration & Production	12/18/17	2,894	2,611
		162	Therapeuticsmd, Inc.	12/18/17	—	29,290
		257	Trimble, Inc.	12/18/17	—	(33,307)
		129	Trupanion, Inc.	12/18/17	—	(1,185)
		101	Viacom, Inc. Class B	12/18/17	—	—
		100	WildHorse Resource Development Corp.	12/18/17	—	(2,205)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley & Co. (continued)		$341	Wiley (John) & Sons Class A	12/18/17	$—	$(953)
		140	Wingstop, Inc.	12/18/17	1,873	(6,378)
		107	WW Grainger, Inc.	12/18/17	2,713	18,589
UBS AG (London)
		176	21Vianet Group, Inc.	12/14/18	—	2,860
	JPY	28	ABC-Mart, Inc.	12/14/18	—	(94,051)
		$1,958	Acadia Healthcare Co., Inc.	12/14/18	—	—
	EUR	1,800	ACCOR SA	12/14/18	—	(22,204)
	CHF	1	Actelion Ltd.	12/14/18	(3,355)	(15,482)
		$2,000	Acuity Brands, Inc.	12/14/18	—	2,442
	CHF	21	Adecco Group AG	12/14/18	—	(25,759)
	GBP	1,526	Admiral Group PLC	12/14/18	—	13,990
	EUR	318	Aegon NV	12/14/18	—	(22,186)
	JPY	214,752	AEON Co. Ltd.	12/14/18	—	(3,512)
	EUR	1,174	Aeroports de Paris (ADP)	12/14/18	—	(7,707)
	GBP	1,299	Aggreko PLC	12/14/18	—	32,596
		$1,568	Air Lease Corp.	12/14/18	—	(15,535)
	HKD	181	Air Quality Management Corp.	12/14/18	—	(22,671)
	JPY	208,808	Air Water, Inc.	12/14/18	—	(11,895)
		108	Alfresa Holdings Corp.	12/14/18	—	15,559
		$54	Allison Transmission Holdings	12/14/18	—	94,388
		1	Alphabet, Inc.	12/14/18	—	20,516
	JPY	213,182	Alps Electric Co. Ltd.	12/14/18	—	15,017
	AUD	916	Alumina Ltd.	12/14/18	—	—
		$33	AMC Networks, Inc.	12/14/18	—	2,652
	EUR	1,178	Amer Sports OYJ	12/14/18	—	55,741
		$1,997	American Heard Association Rivers	12/14/18	—	8,144
		1,967	Amorepacific Corp.	12/14/18	—	(5,221)
	CHF	1,977	ams AG	12/14/18	—	18,298
	EUR	1,795	Anheuser-Busch InBev SA/NV	12/14/18	—	6,647
	JPY	221,171	Aozora Bank Ltd.	12/14/18	—	14,317
	DKK	13,232	AP Moller - Marks A/S	12/14/18	—	(18,832)
		$49	Applied Materials, Inc.	12/14/18	—	(8,900)
		1,183	Arista Networks, Inc.	12/14/18	—	(1,956)
	AUD	137	Aristocrat Leisure Ltd.	12/14/18	—	18,404
		$74	Arris International PLC	12/14/18	—	5,211
	GBP	1,555	Asahi Kasei Corp.	12/14/18	—	(21,564)
	EUR	1,801	ASML Holding NV	12/14/18	—	7,937
	GBP	28	Asos PLC	12/14/18	—	71,511
		59	Associated British Foods PLC	12/14/18	—	(11,509)
	JPY	144	Astellas Pharma, Inc.	12/14/18	—	(108,776)
		$143	Asustek Computer, Inc.	12/14/18	—	(19,109)
		1,902	athenahealth, Inc.	12/14/18	—	367,562
	EUR	1,789	Atlantia SpA	12/14/18	—	(32,415)
	SEK	55	Atlas Copco AB	12/14/18	—	(18,531)
	EUR	16	Atos SE	12/14/18	—	22,121
	AUD	94	Aurizon Holdings Ltd.	12/14/18	—	(2,803)
		$513	AutoNation, Inc.	12/14/18	—	21,762
	SEK	97	Axfood AB	12/14/18	—	13,091

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
UBS AG (London) (continued)	JPY	64	Bandai Namco Holdings, Inc.	12/14/18	$—	$77,385
	EUR	5	Bayer AG	12/14/18	—	32,290
		502	Bayerische Motoren Werke Aktiengesellschaft (BMW)	12/14/18	—	6,511
	GBP	1,393	BBA Aviation PLC	12/14/18	—	3,513
	HKD	872	Belle International Holding Ltd.	12/14/18	—	—
	JPY	62	Benesse Holdings, Inc.	12/14/18	—	(63,651)
		$1,908	Bio-Techne Corp.	12/14/18	—	(51,663)
		1,940	Bloombank	12/14/18	—	52,087
	AUD	58	Bluescope Steel Ltd.	12/14/18	—	4,768
		$7	Boeing Co.	12/14/18	—	9,761
		8	Booz Allen Hamilton Holding CP	12/14/18	—	235
		38	Boston Scientific Corp.	12/14/18	—	24,401
	EUR	1,600	Bouygues SA	12/14/18	—	12,522
		65	BPOST SA	12/14/18	—	(4,583)
	HKD	5,397	Brilliance China Automotive Holdings Ltd.	12/14/18	—	(10,593)
	JPY	8	Brother Industries Ltd.	12/14/18	—	1,618
		$1,955	Brown Forman Corp.	12/14/18	—	—
		24	Bunge Ltd.	12/14/18	—	10,504
		20	Burlington Stores, Inc.	12/14/18	—	24,225
		5	CACI International, Inc. Class A	12/14/18	—	(3,868)
		62	Cadence Design Systems, Inc.	12/14/18	—	39,510
	JPY	216,718	Calbee, Inc.	12/14/18	—	22,364
		$723	Callon Petroleum Co.	12/14/18	—	23,452
	GBP	501	Capita PLC	12/14/18	—	12,351
	DKK	3,300	Carlsberg A/S	12/14/18	—	(5,983)
	GBP	34	Carnival Corp. PLC	12/14/18	—	48,721
	EUR	1,889	Carrefour SA	12/14/18	—	(13,144)
		$21	Carters, Inc.	12/14/18	—	(9,821)
	EUR	1,764	Casino Guichard-Perrachon SA	12/14/18	—	13,982
	JPY	129,359	Casio Computer Co. Ltd.	12/14/18	—	(1,451)
		$1,930	Catcher Technology Co. Ltd.	12/14/18	—	6,987
		1,941	Caterpillar, Inc.	12/14/18	—	45,017
		334	Cavium, Inc.	12/14/18	—	11,097
		27	Centene Corp.	12/14/18	—	25,489
	JPY	12	Central Japan Railway Corp.	12/14/18	—	(33,344)
		$10	Centurylink, Inc.	12/14/18	—	(2,506)
		1,904	Charter Communications, Inc. Class A	12/14/18	—	(3,866)
		29	Chemours Co.	12/14/18	—	11,379
		1,871	Cheniere Energy, Inc.	12/14/18	—	40,463
		85	Chesapeake Energy Corp.	12/14/18	—	3,505
		582	Chicago Bridge & Iron Co. NV	12/14/18	—	18,168
	SGD	2,637	China Life Insurance Co. Ltd.	12/14/18	—	29,957
	HKD	195	China Shenhua Energy Co. Ltd.	12/14/18	—	1,504
		$861	China Steel Corp.	12/14/18	—	25,224
		1,756	chipotle Mexican Grill, Inc.	12/14/18	—	(11,168)
	JPY	148	Chubu Electric Power Co., Inc.	12/14/18	—	9,924
		217,822	Chugai Pharmaceutical Co. Ltd.	12/14/18	—	(37,407)
		$90	Ciena Corp.	12/14/18	—	(15,267)
		13	Cigna Corp.	12/14/18	—	(10,426)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

						Market Value
Counterparty	Notional Amount (000s)			Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
UBS AG (London) (continued)		$32		Cirrus Logic, Inc.	12/14/18	$—	$(47,376)
	HKD	3,856		CITIC Ltd.	12/14/18	—	—
		$7		Citrix Systems, Inc.	12/14/18	—	(22,678)
		1,829		Clean Harbors, Inc.	12/14/18	—	33,675
	EUR	1,819		CNH Industrial NV	12/14/18	—	(24,382)
		$—	*	Cobham PLC§	05/04/17	—	(124,209)
	GBP	711		Cobham PLC	12/14/18	—	(13,406)
	AUD	37		Coca-Cola Amatil Ltd.	12/14/18	—	(866)
	JPY	32,955		Coca-Cola Bottlers Japan, Inc.	12/14/18	—	5,364
	AUD	18		Cochlear Ltd.	12/14/18	—	22,285
		$600		Cognax Corp.	12/14/18	—	1,387
	GBP	1,521		Coles Point Australia	12/14/18	—	96,175
	DKK	13,425		Coloplast A/S Class B	12/14/18	—	(23,733)
		$1,178		Columbia Sportswear Co.	12/14/18	—	54,403
	SGD	302		Comfortdelgro Corp. Ltd.	12/14/18	—	(3,554)
	EUR	462		Commerzbank AG	12/14/18	—	4,418
	GBP	102		Compass Group PLC	12/14/18	—	15,467
		$38		ConocoPhillips	12/14/18	—	(33,494)
		17		Copa Holdings SA	12/14/18	—	49,645
		20		Corelogic, Inc.	12/14/18	—	15,338
		1,984		Coty, Inc.	12/14/18	—	40,108
		1,469		Coway Co. Ltd.	12/14/18	—	19,095
	AUD	2,420		Crown Resort Ltd.	12/14/18	—	(9,249)
	HKD	480		Cspc Pharmaceutical Group	12/14/18	—	(11,108)
		$21		Curtiss-Wright Corp.	12/14/18	—	(430)
	JPY	8		Cyber Agent Ltd.	12/14/18	—	15,138
		$58		D R Horton, Inc.	12/14/18	—	13,830
	JPY	177		Dai Nippon Printing Co. Ltd.	12/14/18	—	33,344
		44		Daicel Corp.	12/14/18	—	6,649
		223,499		Daifuku Co. Ltd.	12/14/18	—	(78,959)
		86		Daiichi Sankyo Co. Ltd.	12/14/18	—	20,420
	EUR	539		Daimler AG	12/14/18	—	3,571
	DKK	33		Danske Bank A/S	12/14/18	—	28,816
		$2,163		Davidson Bros service Co., Inc.	12/14/18	—	43,591
		1,918		Deere & Co.	12/14/18	—	27,224
	EUR	16		Deutsche Post AG	12/14/18	—	(2,726)
		$2,100		DexCom, Inc.	12/14/18	—	(76,309)
	EUR	13		Dialog Semiconductor PLC	12/14/18	—	(2,855)
		$17		Dicks Sporting Goods, Inc.	12/14/18	—	5,299
		66		Discovery Communications, Inc.	12/14/18	—	(33,900)
	AUD	2,450		Domino’s Pizza Enterprises Ltd.	12/14/18	—	12,028
	JPY	25,610		Don Quijote Holdings Co. Ltd.	12/14/18	—	583
	CHF	2		Dormakaba Holdings AG	12/14/18	—	26,566
	DKK	13,345		DSV A/S	12/14/18	—	(18,479)
	CHF	1,853		Dufry AG	12/14/18	—	(8,920)
		$9		E-MART, Inc.	12/14/18	—	(69,745)
		19		Eastman Chemical Co.	12/14/18	—	(35,944)
		5		Eaton Vance Corp.	12/14/18	—	(3,843)
	JPY	37,611		EBARA Corp.	12/14/18	—	(10,078)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

						Market Value
Counterparty	Notional Amount (000s)			Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
UBS AG (London) (continued)	SEK	70		Electrolux Ab	12/14/18	$—	$21,971
		17,022		Elekta AB Class B	12/14/18	—	(9,016)
		$1,367		Ellie Mae, Inc.	12/14/18	—	124,909
		21		Emcor Group, Inc.	12/14/18	—	25,786
		4		EnerSys	12/14/18	—	1,332
		3		Eog Resources, Inc.	12/14/18	—	(7,288)
	GBP	1,551		Epenchos Malal Plant	12/14/18	—	16,846
		$25		Evercore Partners, Inc.	12/14/18	—	(127,947)
		29		Express Scripts Holding Co.	12/14/18	—	38,367
	JPY	173,307		FamilyMart UNY Holdings Co. Ltd.	12/14/18	—	39,471
		219,023		FANUC Corp.	12/14/18	—	(29,917)
		6		Fast Retailing Co. Ltd.	12/14/18	—	(18,524)
		$9		Finisar Corp.	12/14/18	—	(3,824)
	GBP	1,564		First Midwest Bank	12/14/18	—	(32,493)
		$2,018		First Solar, Inc.	12/14/18	—	(146,358)
		377		FleetCor Technologies, Inc.	12/14/18	—	18,474
		63		Flowers Foods, Inc.	12/14/18	—	(14,493)
		1,887		Flowserve Corp.	12/14/18	—	(10,783)
	AUD	76		Fortescue Metal Group	12/14/18	—	(4,067)
	HKD	2,565		Fosun International Ltd.	12/14/18	—	(621)
	GBP	1,526		Frank Cross tyres Pty Ltd.	12/14/18	—	47,327
		$46		Franklin Resources, Inc.	12/14/18	—	49,284
	EUR	6		Fresenius Medical Care AG & Co.	12/14/18	—	(5,028)
		7		Fresenius Se & Co. KGaA	12/14/18	—	572
		$—	*	Fresh Del Monte Produce, Inc.	12/14/18	—	127
	JPY	289		Fuji Electric Co. Ltd.	12/14/18	—	(33,703)
		137		Fuji Media Holdings, Inc.	12/14/18	—	(72,682)
		52		Fujifilm Holdings Corp.	12/14/18	—	13,692
		316		Fujitsu Ltd.	12/14/18	—	28,347
	CHF	1,921		Galencia AG	12/14/18	—	(27,603)
	EUR	548		GEA Group AG	12/14/18	—	7,925
	HKD	500		Geely Automobile Holdings Ltd.	12/14/18	—	(20,570)
		$1,910		General Electric Co.	12/14/18	—	29,605
		1,980		Genesee & Wyoming, Inc. Class A	12/14/18	—	15,981
	SGD	2,623		Genting Singapore PLC	12/14/18	—	75,090
	CHF	2		Georg Fischer AG	12/14/18	—	(3,276)
	SEK	8		Getinge AB	12/14/18	—	2,904
	GBP	93		Glaxosmithkline PLC	12/14/18	—	(19,270)
	DKK	83		GN Store Nord A/S	12/14/18	—	18,755
		$51		Godaddy, Inc.	12/14/18	—	6,141
		147		Graphic Packaging Holding Co.	12/14/18	—	(14,680)
	HKD	514		Great Wall Motor Co.	12/14/18	—	(45,536)
	GBP	1,618		GS Global Technology Portfolio	12/14/18	—	20,784
		$821		Gulfport Energy Corp.	12/14/18	—	41,277
	DKK	41		H Lundbeck A/S	12/14/18	—	(20,014)
	JPY	225,800		Hamamatsu Photonics KK	12/14/18	—	(12,918)
		$1,927		Hanesbrands, Inc.	12/14/18	—	13,935
		12		Hankook Tire Co. Ltd.	12/14/18	—	(12,643)
		283		Hanon Systems	12/14/18	—	7,432

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
UBS AG (London) (continued)		$8	Hanssem Co. Ltd.	12/14/18	$—	$(57,029)
		2,068	Harley-Davidson, Inc.	12/14/18	—	13,703
	GBP	1,566	Heamburgische Landesbank	12/14/18	—	32,999
	SEK	737	Hennes & Mauritz AB	12/14/18	—	224
	JPY	90,606	Hikari Tsushin, Inc.	12/14/18	—	13,402
	GBP	1,576	Hikma Pharmaceuticals PLC	12/14/18	—	6,159
	JPY	27,300	Hirose Electric Co. Ltd.	12/14/18	—	(6,346)
		81	Hitachi Constr Machinery Co.	12/14/18	—	130,707
		354	Hitachi Ltd.	12/14/18	—	57,796
	EUR	4	Hochtief AG	12/14/18	—	(7,238)
	JPY	211,287	Hoshizaki Electric Corp.	12/14/18	—	(68,237)
	GBP	359	Howden Joinery Group PLC	12/14/18	—	(37,197)
	JPY	30	Hoya Corp.	12/14/18	—	18,713
		$101	HP, Inc.	12/14/18	—	21,119
		13	HRG Group, Inc.	12/14/18	—	(660)
		45	Hyundai Engineering & Construction Co.	12/14/18	—	(101,635)
		12	Hyundai Industrial Development & Construction Co.	12/14/18	—	(2,286)
		1,993	Hyundai Motor Co.	12/14/18	—	92,534
	JPY	608	IHI Corp.	12/14/18	—	130,899
		$685	Illumina, Inc.	12/14/18	—	(13,474)
	GBP	180	Inchcape PLC	12/14/18	—	(11,631)
	HKD	1,915	Incitec Pivot Ltd.	12/14/18	—	7,059
		$1,378	Integrated Device Tech, Inc.	12/14/18	—	8,174
	GBP	40	InterContinental Hotels Group PLC	12/14/18	—	17,965
		$19	Interdigital, Inc.	12/14/18	—	(10,422)
		1,937	Interleukin Genetics, Inc.	12/14/18	—	(45,880)
	GBP	39	Intertek Group PLC	12/14/17	—	(13,531)
		$1,921	Intuitive Surgical, Inc.	12/14/18	—	(21,704)
	DKK	14	Iss A/S	12/14/18	—	(3,781)
	JPY	27	ITO EN Ltd.	12/14/18	—	(8,352)
		66	Itochu Techno-Solutions Corp.	12/14/18	—	17,735
	GBP	408	IWG PLC	12/14/18	—	(3,703)
		586	J Sainsbury PLC	12/14/18	—	(5,290)
		$67	Jabil Circuit, Inc.	12/14/18	—	(28,161)
	AUD	99	James Hardie Industries PLC	12/14/18	—	38,365
	JPY	188,535	Japan Airport Terminal Co. Ltd.	12/14/18	—	6,230
		$1,991	Japan Tankan	12/14/18	—	108,646
	SGD	10	Jardine Cycle & Carriage Ltd.	12/14/18	—	(3,577)
	JPY	217,448	JGC Corp.	12/14/18	—	13,903
		124	Jtekt Corp.	12/14/18	—	(28,945)
		$69	Juniper Networks, Inc.	12/14/18	—	158,864
		11	Kakao Corp.	12/14/18	—	(24,203)
		1,873	Kangwon Land, Inc.	12/14/18	—	78,786
	JPY	35	Kao Corp.	12/14/18	—	(931)
		$1,632	KCC Corp.	12/14/18	—	30,886
	JPY	152,928	Keihan Holdings Co. Ltd.	12/14/18	—	15,501
		221,823	Keikyu Corp.	12/14/18	—	(20,292)
		219,651	Keio Corp.	12/14/18	—	40,906
	EUR	1,878	Kesko OYJ	12/14/18	—	39,210

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
UBS AG (London) (continued)	JPY	210,759	Keyence Corp.	12/14/18	$—	$(37,524)
		$4	Kia Motors Corp.	12/14/18	—	(3,909)
	JPY	74,068	Kikkoman Corp.	12/14/18	—	4,822
	HKD	185	Kingboard Chemical Holdings Ltd.	12/14/18	—	(8,302)
	JPY	222,165	Kintetsu Group Holdings Co. Ltd.	12/14/18	—	19,018
		$468	Kirby Corp.	12/14/18	—	17,250
	JPY	100	Kirin Holdings Co. Ltd.	12/14/18	—	25,643
		$5	KLA-Tencor Corp.	12/14/18	—	(18,783)
		438	Kohlberg & Co. LLC	12/14/18	—	3,000
	JPY	143,878	Konami Holdings Corp.	12/14/18	—	(17,259)
		223	Konica Minolta, Inc.	12/14/18	—	19,978
	EUR	60	Koninklijke Philips NV	12/14/18	—	5,886
		$1,914	Korea Aerospace Industries Ltd.	12/14/18	—	(34,274)
	JPY	164,605	Kyushu Electric Power Co., Inc.	12/14/18	—	—
		$12	L-3 Technologies, Inc.	12/14/18	—	15,279
		2	Lam Research Corp.	12/14/18	—	(1,606)
	HKD	4,133	Landesbank Berlin AG	12/14/18	—	10,336
		$22	Landstar System, Inc.	12/14/18	—	(24,726)
		627	Largan Precision Co. Ltd.	12/14/18	—	(814)
	HKD	2,369	Lenovo Group Ltd.	12/14/18	—	2,119
	EUR	1,805	Leonardo SpA	12/14/18	—	65,080
		$31	LG Electronics, Inc.	12/14/18	—	(103,385)
		154	LG Uplus Corp.	12/14/18	—	1,965
		1,897	Liberty Broadband Corp.	12/14/18	—	(5,962)
		55	Liberty Global PLC	12/14/18	—	(19,368)
		35	Liberty Media Siriusxm Group	12/14/18	—	(85,316)
		12	Lincoln Electric Holdings, Inc.	12/14/18	—	(12,112)
		1,970	LKQ Corp.	12/14/18	—	(98,496)
	CHF	61	Logitech International SA	12/14/18	—	27,521
		$10	Logmein, Inc.	12/14/18	—	4,030
		1	Lotte Shopping Co.	12/14/18	—	(7,856)
		23	Lowes Cos., Inc.	12/14/18	—	8,673
		22	Lyondellbasell Industries NV	12/14/18	—	(50,553)
	JPY	222,869	Mabuchi Motor Co. Ltd.	12/14/18	—	(22,104)
		$3	Manpowergroup	12/14/18	—	(7,146)
		122	Marathon Oil Corp.	12/14/18	—	(89,951)
		1	Marathon Petroleum Corp.	12/14/18	—	1,145
	NOK	126	Marine Harvest ASA	12/14/18	—	52,583
		$3	MarketAxess Holdings, Inc.	12/14/18	—	22,098
	GBP	544	Marks & Spencer Group PLC	12/14/18	—	(1,250)
	JPY	222,584	Marui Group Co. Ltd.	12/14/18	—	29,360
		$128	Marvell Technology Group Ltd.	12/14/18	—	(60,254)
		58	Masco Corp.	12/14/18	—	6,907
		50	Mastec, Inc.	12/14/18	—	(19,928)
		2,231	Mattle, Inc.	12/14/18	—	(26,046)
		10	Maximus, Inc.	12/14/18	—	(5,832)
	JPY	143	Mazda Motor Corp.	12/14/18	—	71,786
		104,975	McDonalds Holdings Co. (Japan) Ltd.	12/14/18	—	(8,693)
		$14	Mckesson Corp.	12/14/18	—	46,718

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
UBS AG (London) (continued)	GBP	1,668	Mediclinic International PLC	12/14/18	$—	$(252,789)
	JPY	119	Medipal Holdings Corp.	12/14/18	—	(1,071)
	GBP	689	Melrose Industries PLC	12/14/18	—	(22,298)
		$53	Michael Kors Holdings Ltd.	12/14/18	—	(7,411)
		62	Michaels Cos., Inc.	12/14/18	—	(20,429)
	GBP	1,499	Micro Focus International PLC	12/14/18	—	(56,276)
	JPY	54	Minebea Co. Ltd.	12/14/18	—	20,232
		216,358	MISUMI Group, Inc.	12/14/18	—	(41,957)
		197	Mitsubishi Chemical Holdings Co.	12/14/18	—	21,958
		142	Mitsubishi Electric Corp.	12/14/18	—	58,472
		82	Mitsubishi Gas Chemical Co.	12/14/18	—	41,143
		172	Mitsubishi UFJ Lease & Finance Co.	12/14/18	—	(4,640)
		300	Mitsui O.S.K. Lines Ltd.	12/14/18	—	8,074
		1,065	Mizuho Financial Group, Inc.	12/14/18	—	14,332
	EUR	7	Moncler SpA	12/14/18	—	1,363
	GBP	648	Morrison (WM) Supermarkets	12/14/18	—	42,818
		$1,923	Mosizolyator ZAO	12/14/18	—	5,630
		80	Nabors Industries Ltd.	12/14/18	—	(113,921)
	JPY	213,354	Nabtesco Corp.	12/14/18	—	(72,729)
		$375	Nanya Technology Corp.	12/14/18	—	679
	EUR	99	Natixis	12/14/18	—	(1,824)
		$43	NCR Corp.	12/14/18	—	4,751
		887	Ned Davis research, Inc.	12/14/18	—	40,960
	CHF	22	Nestle SA/AG	12/14/18	—	(19,664)
		$510	New Jersey Galvanizing	12/14/18	—	(1,014)
		941	New York Community Bancorp, Inc.	12/14/18	—	30,008
	AUD	2,488	Newcrest Mining Ltd.	12/14/18	—	(39,227)
		$1,942	Newell Brands, Inc.	12/14/18	—	31,928
		3	Newmarket Corp.	12/14/18	—	21,698
	JPY	70	NH Foods Ltd.	12/14/18	—	12,559
	SEK	6,667	NIBE Industrier AB Class B	12/14/18	—	(8,467)
	JPY	98,982	Nidec Corp.	12/14/18	—	10,119
		133	Nikon Corp.	12/14/18	—	4,754
	HKD	371	Nine Dragons Paper Holdings Ltd.	12/14/18	—	(2,862)
	JPY	118,803	Nintendo Co. Ltd.	12/14/18	—	(3,431)
		371	Nippon Express Co. Ltd.	12/14/18	—	59,906
		114	Nippon Television Holdings, Inc.	12/14/18	—	(5,182)
		210,983	Nissan Chemical Indutries Ltd.	12/14/18	—	(43,194)
		112,985	Nissan Motor Co. Ltd.	12/14/18	—	(1,418)
		220,048	Nissin Foods Holdings Co. Ltd.	12/14/18	—	36,600
	EUR	1,809	Nokia Corp.	12/14/18	—	(109,350)
		46	Nokian Renkaat OYJ	12/14/18	—	15,122
	DKK	52	Novo Nordisk A/S	12/14/18	—	65,076
		$31	Nuance Communications, Inc.	12/14/18	—	(1,567)
		2,034	NVIDIA Corp.	12/14/18	—	8,742
		1	NVR, Inc.	12/14/18	—	27,218
	JPY	92,682	OBIC Co. Ltd.	12/14/18	—	(73,631)
	CHF	1,618	OC Oerlikon Corp. AG	12/14/18	—	(37,983)
	JPY	52,561	Odakyu Electric Co. Ltd.	12/14/18	—	7,848

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
UBS AG (London) (continued)	JPY	237	OJI Holdings Corp.	12/14/18	$—	$17,008
		218,674	Olympus Corp.	12/14/18	—	(24,916)
		$95	On Semiconductor Corp.	12/14/18	—	(32,353)
		46	Onemain Holdings, Inc.	12/14/18	—	(66,325)
	JPY	129,078	Ono Pharmaceutical Co. Ltd.	12/14/18	—	(15,243)
	AUD	19	Orica Ltd.	12/14/18	—	2,646
		$49	Owens-Illinois, Inc.	12/14/18	—	(7,871)
		1,947	Palo Alto Networks, Inc.	12/14/18	—	34,469
		1,629	Pandora Media, Inc.	12/14/18	—	2,787
		25	Patterson-UTI Energy, Inc.	12/14/18	—	(24,106)
		1,921	Paycom Software, Inc.	12/14/18	—	8,380
		1,163	PDC Energy, Inc.	12/14/18	—	63,827
		1,196	Pegasystems, Inc.	12/14/18	—	(2,707)
		655	Pegatron Corp.	12/14/18	—	(27,338)
	HKD	4,995	PetroChina Co. Ltd.	12/14/18	—	2,002
	EUR	102	Peugeot SA	12/14/18	—	25,669
		$86	Pilgrims Pride Corp.	12/14/18	—	19,728
	EUR	18	Plastic Omnium SA	12/14/18	(86,500)	2,095
		$1,488	Platform Specialty Products Corp.	12/14/18	—	4,595
		70	Polaris Industries, Inc.	12/14/18	—	(1,398)
		19	Popular, Inc.	12/14/18	—	19,037
	EUR	6	Porsche Automobil Holding SE	12/14/18	—	(2,619)
		$1,909	Porteme-Portas e derivado SA	12/14/18	—	16,570
		196	Post Holdings, Inc.	12/14/18	—	655
		921	Pou Chen	12/14/18	—	(26,746)
		30	Pra Health Sciences, Inc.	12/14/18	—	(43,037)
		165	President Chain Store Corp.	12/14/18	—	(35,408)
		566	Prospect Capital Corp.	12/14/18	—	5,595
		69	PulteGroup, Inc.	12/14/18	—	32,398
		24	Ralph Lauren Corp.	12/14/18	—	3,545
	AUD	1,991	Ramsay Health Care Ltd.	12/14/18	—	(47,176)
	EUR	35	Randstad Holdings NV	12/14/18	—	(7,147)
		1,887	Renault SA	12/14/18	—	(49,781)
		$346	ResMed, Inc.	12/14/18	—	14,169
	JPY	235	Ricoh Co. Ltd.	12/14/18	—	12,627
		$905	Rite Aid Corp.	12/14/18	—	(5,994)
	JPY	28	Rohm Co. Ltd.	12/14/18	—	(2,467)
	GBP	205	Rolls-Royce Holdings PLC	12/14/18	—	(37,227)
		$23	Ross Stores, Inc.	12/14/18	—	5,681
	GBP	1,540	Royal Mail Holdings	12/14/18	—	79,598
		$1,059	RPM International, Inc.	12/14/18	—	9,313
	JPY	206,588	Ryohin Keikaku Co. Ltd.	12/14/18	—	17,411
		$1,257	S-Oil Corp.	12/14/18	—	19,718
	EUR	25	Safran SA	12/14/18	—	555
	NOK	41	Salmar ASA	12/14/18	—	17,414
		$1	Samsung Electronics Co. Ltd.	12/14/18	—	77,743
		2,006	Samsung Heavy Industries Co. Ltd.	12/14/18	—	56,913
		1,836	Samsung SDI Co. Ltd.	12/14/18	—	57,015
	SEK	131	Sandvik AB	12/14/18	—	1,475

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
UBS AG (London) (continued)	EUR	18	Sanofi	12/14/18	$—	$18,694
	JPY	240,089	Santen Pharmaceutical Co. Ltd.	12/14/18	—	(11,586)
	AUD	15	Santos Ltd.	12/14/18	—	467
	SGD	305	Sats Ltd.	12/14/18	—	28,361
	EUR	26	Schneider Electric SA	12/14/18	—	(27,293)
		$42	Seagate Technology PLC	12/14/18	—	(355,739)
	JPY	11	Secom Co. Ltd.	12/14/18	—	2,784
	SEK	17,224	Securitas AB Class B	12/14/18	—	(1,393)
	AUD	2,417	Seek Ltd.	12/14/18	—	(13,577)
	JPY	141	Sega Sammy Holdings, Inc.	12/14/18	—	25,315
		$20	SEI Investments Co.	12/14/18	—	(1,830)
	JPY	113	Seikan Group Holdings Ltd.	12/14/18	—	36,492
		68	Seiko Epson Corp.	12/14/18	—	(8,593)
	HKD	4,043	SembCorp Industries Ltd.	12/14/18	—	2,661
	JPY	48	Seven & I Holdings Co. Ltd.	12/14/18	—	46,934
		219,527	Shimadzu Corp.	12/14/18	—	(51,311)
		14	Shimamura Co. Ltd.	12/14/18	—	(14,209)
		219,776	Shimano, Inc.	12/14/18	—	(11,482)
		215,479	Shin-Etsu Chemical Co.	12/14/18	—	1,190
	GBP	1,580	SHIRE PLC	12/14/18	—	27,538
	JPY	16,889	Shiseido Co. Ltd.	12/14/18	—	(1,534)
		$48	Sinclair Broadcast Group Class A	12/14/18	—	7,175
	SGD	742	Singapore technogies Engeineering Ltd.	12/14/18	—	(9,817)
		$9	SK Holdings Co. Ltd.	12/14/18	—	(48,990)
		43	SK Hynix, Inc.	12/14/18	—	6,267
	SEK	17,183	Skanska AB Class B	12/14/18	—	(6,515)
		$73	Skechers USA, Inc.	12/14/18	—	(39,913)
	SEK	56	SKF AB	12/14/18	—	36,368
	GBP	64	Smiths Group PLC	12/14/18	—	(9,124)
		$2,164	Snyders-Lance, Inc.	12/14/18	—	2,277
	EUR	1,497	Societe BIC SA	12/14/18	—	75,266
		39	Societe Generale Group	12/14/18	—	(16,527)
	JPY	209,415	Sohgo Security Services Co. Ltd.	12/14/18	—	(57,143)
	GBP	61	Spectris PLC	12/14/18	—	11,984
		31	Spirax-Sarco Engineering PLC	12/14/18	—	(34,011)
		$1,881	Spirit Airlines, Inc.	12/14/18	—	21,704
		1,708	Splunk, Inc.	12/14/18	—	(12,825)
	JPY	214,725	Stanley Electric Co. Ltd.	12/14/18	—	(92,743)
	SGD	2,564	Starhub Ltd.	12/14/18	—	—
	JPY	5	Start Today Co. Ltd.	12/14/18	—	4,292
		$1,946	Stichtingadministratiekantoor Veba Veher BV	12/14/18	—	(19,069)
	EUR	134	Stmicroelectronics NV	12/14/18	—	50,372
		17	Suedzucker AG	12/14/18	—	(9,354)
	JPY	207,118	Sumco Corp.	12/14/18	—	(70,687)
		144	Sumitomo Corp.	12/14/18	—	43,214
		115	Sumitomo Dainippon Pharma Co.	12/14/18	—	16,492
	HKD	100	Sunny Optical Tech Group Co.	12/14/18	—	8,394
	JPY	216,449	Suruga Bank Ltd.	12/14/18	—	(8,901)
		7	Suzuken Co. Ltd.	12/14/18	—	(1,592)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
UBS AG (London) (continued)	SEK	17,332	Svenska Cellulosa Aktiebolaget SCA Class B	12/14/18	$—	$(8,187)
		50	Swedish Match AB	12/14/18	—	(32,388)
	CHF	6	Swiss Life Holding	12/14/18	—	(66,243)
	AUD	71	Sydney Airport	12/14/18	—	(867)
		$40	Synchrony Financial	12/14/18	—	(243,172)
		27	Synopsys, Inc.	12/14/18	—	9,589
	JPY	217,458	SYSMEX Corp.	12/14/18	—	53,860
		$799	Taiwan New Car License Automobile - Heavy Truck - General - Business - YoY	12/14/18	—	30,274
		1,960	Taiwan Semiconductor Manufacturing Co. Ltd.	12/14/18	—	(32,589)
	JPY	200,428	Taiyo Nippon Sanso Corp.	12/14/18	—	(45,839)
		84,714	Takeda Pharmaceutical Co. Ltd.	12/14/18	—	(1,155)
		$49	Tegna, Inc.	12/14/18	—	(4,906)
	SEK	304	Telefonaktiebolaget LM Ericsson Class B	12/14/18	—	32,641
	EUR	1,746	Teleperformance	12/14/18	—	(173,464)
		$22	Tenneco, Inc.	12/14/18	—	11,308
	JPY	121,696	Terumo Corp.	12/14/18	—	(5,616)
		$451	Tesaro, Inc.	12/14/18	—	(26,645)
		1,794	Tesla, Inc.	12/14/18	—	(1,810)
		39	Teva Pharmaceutical Industries Ltd.	12/14/18	—	31,848
		197	Texas Roadhouse, Inc.	12/14/18	—	(2,363)
	EUR	20	Thales	12/14/18	—	(36,390)
		$1,925	The Coca-colla Co.	12/14/18	—	(1,814)
		503	The Kraft Heinz Co.	12/14/18	—	10,452
		1,946	The Madison Square Garden Co.	12/14/18	—	(23,238)
		1,940	The Medicines Co.	12/14/18	—	(8,014)
	CHF	1,895	The Swatch Group AG	12/14/18	—	9,168
		$1,907	The Wendys Co.	12/14/18	—	4,254
	JPY	49,024	The Yokohama Rubber Co. Ltd.	12/14/18	—	(9,285)
		510	Tokyo Electric Power Co.	12/14/18	—	(36,629)
		$17	Toll Brothers, Inc.	12/14/18	—	6,001
	JPY	187	Toppan Printing Co. Ltd.	12/14/18	—	23,485
		216,466	Toray Industries, Inc.	12/14/18	—	(22,639)
		46	Toyota Boshoku Corp.	12/14/18	—	(25,390)
		64	Toyota Tsusho Corp.	12/14/18	—	108,401
	AUD	2,700	TPG Telecom Ltd.	12/14/18	—	(6,990)
		$1,921	TransDigm Group, Inc.	12/14/18	—	12,659
	HKD	5,162	Treasury Wine Estates Ltd.	12/14/18	—	(54,227)
	SEK	17,302	Trelleborg AB	12/14/18	—	(15,205)
	DKK	11,465	Trgy A/S	12/14/18	—	19,998
		$523	Trinity Industries, Inc.	12/14/18	—	(2,792)
		1,136	TripAdvisor, Inc.	12/14/18	—	(35,905)
	JPY	218,111	Tsuruha Holdings, Inc.	12/14/18	—	(7,248)
		$1,138	Tyler Technologies, Inc.	12/14/18	—	(12,961)
		31	Tyson Foods, Inc. Class A	12/14/18	—	(121,295)
		1,955	Ubiquiti Networks, Inc.	12/14/18	—	8,478
		1,782	Under Armour, Inc.	12/14/18	—	(177,302)
		1,915	United Bankshares, Inc.	12/14/18	—	78,870
	EUR	555	United Internet AG	12/14/18	—	(6,937)

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

					Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)
UBS AG (London) (continued)		$1,666	United Microelectronics Corp.	12/14/18	$—	$10,016
		2,010	Universal Display Corp.	12/14/18	—	(21,382)
		839	Urban Outfitters, Inc.	12/14/18	—	15,453
	EUR	29	Valeo SA	12/14/18	—	10,248
		$30	Valero Energy Corp	12/14/18	—	(37,134)
		406	Verisk Analytics, Inc.	12/14/18	—	812
	DKK	24	Vestas Wind Systems A/S	12/14/18	—	6,966
		$4	Viacom, Inc.	12/14/18	—	(1,504)
		1,563	ViaSat, Inc.	12/14/18	—	37,104
		1,917	Visa, Inc.	12/14/18	—	19,153
	EUR	1,790	Vivendi	12/14/18	—	76,585
		506	Volkswagen AG	12/14/18	—	840
	SEK	17,467	Volvo AB Class B	12/14/18	—	43,899
		$1,873	Wabtec Corp.	12/14/18	—	12,074
		8	Wal-Mart Stores, Inc.	12/14/18	—	1,014
	AUD	625	Want Want China Holdings Ltd.	12/14/18	—	3,466
	EUR	36	Wartsila OYJ ABP	12/14/18	—	35,015
		$10	Wellcare Health Plans, Inc.	12/14/18	—	(1,077)
		23	Western Digital Corp.	12/14/18	—	51,270
		1,932	Wex, Inc.	12/14/18	—	86,298
	GBP	1,531	Whitbread PLC	12/14/18	—	(21,382)
		432	William Hill PLC	12/14/18	—	(41,953)
		5	Wolseley PLC	12/14/18	—	(18,626)
		$867	WR Grace & Co.	12/14/18	—	7,905
		1,099	Wynn Resorts Ltd.	12/14/18	—	(45,716)
		6	XPO Logistics, Inc.	12/14/18	—	(3,486)
	JPY	212,673	Yamaha Corp.	12/14/18	—	37,031
		91	Yamazaki Baking Co. Ltd.	12/14/18	—	(73,216)
	SGD	701	Yangzijiang Shipbuilding	12/14/18	—	15,061
	JPY	229,330	YASKAWA Electric Corp.	12/14/18	—	(54,793)
		$3,309	Yuanta Financial Holding Co.	12/14/18	—	(15,636)
		458	Zillow Group, Inc.	12/14/18	—	(19,623)
	EUR	1,892	Zodiac Aerospace	12/14/18	—	1,668
TOTAL					$(89,185)	$956,658

*	Rounds to less than 1,000.
#	The Fund receives annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
+	Contracts subject to $1.488 financing fee.
~	Contracts subject to $1.151 financing fee.
^	Contracts subject to $0.160 financing fee.
µ	Contracts subject to $0.310 financing fee.
§	Contracts subject to $1.000 financing fee.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2017, the fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 1, 2017, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$573,400,000	$573,413,083	$584,868,001

REPURCHASE AGREEMENTS — At April 30, 2017, the Principal Amounts of certain Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amount
Citigroup Global Markets, Inc.	0.830%	$78,315,519
Merrill Lynch & Co., Inc.	0.820	495,084,481
TOTAL		$573,400,000

At April 30, 2017, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	1.000% to 6.000%	06/29/17 to 04/01/47
Federal National Mortgage Association	1.000 to 6.000	10/01/33 to 04/01/47
Government National Mortgage Association	3.500 to 4.500	03/15/45 to 04/20/47
United States Treasury Notes	0.000 to 7.625	11/09/17 to 01/31/20

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

April 30, 2017 (Unaudited)

Assets:
Investments, at value (cost $401,698,900)	$436,786,824
Investments of affiliated issuers, at value (cost $24,218,587)	24,218,587
Repurchase agreement, at value which equals cost	573,400,000
Cash	6,882,490
Foreign currencies, at value (cost $1,176,241)	1,116,476
Unrealized gain on swap contracts	20,700,168
Variation margin on certain derivative contracts	358,514
Unrealized gain on forward foreign currency exchange contracts	7,164,433
Receivables:
Collateral on certain derivative contracts(b)	242,546,877
Investments sold	17,256,863
Investments sold on an extended settlement basis	3,971,807
Due from broker — upfront payment	3,299,314
Fund shares sold	2,408,601
Dividends and interest	619,633
Upfront payments made on swap contracts	177,074
Reimbursement from investment adviser	108,326
Foreign tax reclaims	84,909
Other assets	351,523
Total assets	1,341,452,419

Liabilities:
Securities sold short, at value (proceeds received $52,137,564)	55,107,547
Unrealized loss on swap contracts	19,859,852
Unrealized loss on unfunded loan commitment	1,263
Unrealized loss on forward foreign currency exchange contracts	14,077,458
Variation margin on certain derivative contracts	160,588
Payables:
Investments purchased	16,785,921
Fund shares redeemed	7,123,505
Management fees	1,835,265
Investments purchased on an extended settlement basis	1,424,295
Distribution and service fees and transfer agency fees	120,279
Dividend expense payable on securities sold short	32,310
Upfront payments received on swap contracts	179,485
Accrued expenses and other liabilities	1,411,313
Total liabilities	118,119,081

Net Assets:
Paid-in capital	1,282,795,237
Distributions in excess of net investment income	(3,884,516)
Accumulated net realized loss	(85,864,629)
Net unrealized gain	30,287,246
NET ASSETS	$1,223,333,338
Net Assets:
Class A	$74,631,387
Class C	39,247,494
Institutional	970,490,808
Class IR	138,842,144
Class R	121,505
Total Net Assets	$1,223,333,338
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,214,864
Class C	3,861,211
Institutional	93,429,400
Class IR	13,404,171
Class R	11,806
Net asset value, offering and redemption price per share:(c)
Class A	$10.34
Class C	10.16
Institutional	10.39
Class IR	10.36
Class R	10.29

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of two wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd. and Cayman Commodity — MMA II, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $27,617,375, $22,999,502 and $191,930,000 relating to initial margin requirements and/or collateral on futures, forwards and swaps transactions, respectively.
(c)	Maximum public offering price per share for Class A Shares is $11.44. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Six Months Ended April 30, 2017 (Unaudited)

Investment income:
Interest	$12,871,092
Dividends — unaffiliated issuers (net of foreign withholding taxes of $34,356)	2,020,034
Dividends — affiliated issuers	61,762
Total investment income	14,952,888

Expenses:
Management fees	11,341,210
Dividend expense for securities sold short	2,095,977
Custody, accounting and administrative services	639,871
Transfer Agency fees(b)	441,909
Professional fees	352,240
Prime broker fees	268,839
Distribution and Service fees(b)	351,478
Registration fees	92,356
Printing and mailing costs	80,385
Trustee fees	58,230
Other	66,547
Total expenses	15,789,042
Less — expense reductions	(1,028,604)
Net expenses	14,760,438
NET INVESTMENT INCOME	192,450

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	6,801,848
Securities short sales	(1,178,007)
Futures contracts	(7,389,715)
Swap contracts	2,462,301
Forward foreign currency exchange contracts	3,233,695
Foreign currency transactions	(24,346)
Net change in unrealized gain (loss) on:
Investments	28,332,226
Securities short sales	(2,661,818)
Futures contracts	6,899,047
Unfunded loan commitments	631
Swap contracts	549,944
Forward foreign currency exchange contracts	(8,259,558)
Foreign currency translation	(108,047)
Net realized and unrealized gain	28,658,201
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,850,651

(a)	Statement of Operations for the Fund is consolidated and includes the balances of two wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd. and Cayman Commodity — MMA II, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$129,489	$221,689	$300	$98,412	$42,121	$184,590	$116,672	$114

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$192,450	$9,800,206
Net realized gain (loss)	3,905,776	(53,069,350)
Net change in unrealized gain	24,752,425	33,118,163
Net increase (decrease) in net assets resulting from operations	28,850,651	(10,150,981)

Distributions to shareholders:
From net investment income
Class A Shares	(1,610,383)	(204,033)
Class C Shares	(200,238)	—
Institutional Shares	(17,692,086)	(4,424,446)
Class IR Shares	(1,952,133)	(288,398)
Class R Shares	(1,227)	(639)
From net realized gains
Class A Shares	—	(934,629)
Class C Shares	—	(351,627)
Institutional Shares	—	(5,388,275)
Class IR Shares	—	(511,792)
Class R Shares	—	(1,298)
Total distributions to shareholders	(21,456,067)	(12,105,137)

From share transactions:
Proceeds from sales of shares	302,626,164	557,864,388
Reinvestment of distributions	19,961,361	11,328,743
Cost of shares redeemed	(303,680,821)	(1,003,351,675)
Net increase (decrease) in net assets resulting from share transactions	18,906,704	(434,158,544)
TOTAL INCREASE (DECREASE)	26,301,288	(456,414,662)

Net assets:
Beginning of period	1,197,032,050	1,653,446,712
End of period	$1,223,333,338	$1,197,032,050
Undistributed (distributions in excess of) net investment income	$(3,884,516)	$17,379,101

(a)	Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of two wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd. and Cayman Commodity — MMA II, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$10.25	$(0.01)	$0.24	$0.23	$(0.14)	$—	$(0.14)
2017 - C	10.02	(0.05)	0.23	0.18	(0.04)	—	(0.04)
2017 - Institutional	10.33	0.01	0.25	0.26	(0.20)	—	(0.20)
2017 - IR	10.30	— (e)	0.25	0.25	(0.19)	—	(0.19)
2017 - R	10.18	(0.03)	0.25	0.22	(0.11)	—	(0.11)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - A	10.33	0.04	(0.06)	(0.02)	(0.01)	(0.05)	(0.06)
2016 - C	10.16	(0.04)	(0.05)	(0.09)	—	(0.05)	(0.05)
2016 - Institutional	10.40	0.08	(0.07)	0.01	(0.03)	(0.05)	(0.08)
2016 - IR	10.37	0.07	(0.07)	—	(0.02)	(0.05)	(0.07)
2016 - R	10.29	0.01	(0.05)	(0.04)	(0.02)	(0.05)	(0.07)

FOR THE PERIOD JANUARY 1, 2015 - OCTOBER 31,
2015 - A	10.58	(0.03)	(0.22)	(0.25)	—	—	—
2015 - C	10.47	(0.09)	(0.22)	(0.31)	—	—	—
2015 - Institutional	10.61	0.01	(0.22)	(0.21)	—	—	—
2015 - IR	10.60	— (e)	(0.23)	(0.23)	—	—	—
2015 - R	10.56	(0.04)	(0.23)	(0.27)	—	—	—

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2014 - A	10.46	(0.06)	0.33	0.27	(0.03)	(0.12)	(0.15)
2014 - C	10.40	(0.14)	0.33	0.19	— (e)	(0.12)	(0.12)
2014 - Institutional	10.49	(0.01)	0.31	0.30	(0.06)	(0.12)	(0.18)
2014 - IR	10.48	(0.03)	0.33	0.30	(0.06)	(0.12)	(0.18)
2014 - R	10.44	(0.07)	0.31	0.24	— (e)	(0.12)	(0.12)

FOR THE PERIOD ENDED DECEMBER 31,
2013 - A (Commenced April 30, 2013)	10.00	(0.03)	0.55	0.52	—	(0.06)	(0.06)
2013 - C (Commenced April 30, 2013)	10.00	(0.08)	0.54	0.46	—	(0.06)	(0.06)
2013 - Institutional (Commenced April 30, 2013)	10.00	(0.01)	0.56	0.55	—	(0.06)	(0.06)
2013 - IR (Commenced April 30, 2013)	10.00	(0.01)	0.55	0.54	—	(0.06)	(0.06)
2013 - R (Commenced April 30, 2013)	10.00	(0.06)	0.56	0.50	—	(0.06)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Amount has been revised to exclude prime brokerage expenses relating to short sales.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)		Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)		Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)		Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.34	2.36%	$74,631	2.70	%(d)	2.38	%(d)	2.88	%(d)	2.56	%(d)	(0.15	)%(d)	56%
10.16	1.93	39,247	3.50	(d)	3.13	(d)	3.67	(d)	3.31	(d)	(0.97	)(d)	56
10.39	2.56	970,491	2.39	(d)	1.98	(d)	2.56	(d)	2.16	(d)	0.12	(d)	56
10.36	2.42	138,842	2.56	(d)	2.13	(d)	2.73	(d)	2.30	(d)	(0.08	)(d)	56
10.29	2.12	122	3.03	(d)	2.63	(d)	3.20	(d)	2.81	(d)	(0.52	)(d)	56

10.25	(0.23)	134,843	2.65		2.41	(f)	2.85		2.60	(f)	0.39		73
10.02	(1.02)	49,334	3.40		3.16	(f)	3.60		3.36	(f)	(0.35)		73
10.33	0.13	903,812	2.25		2.01	(f)	2.45		2.21	(f)	0.81		73
10.30	(0.06)	108,924	2.39		2.16	(f)	2.61		2.38	(f)	0.70		73
10.18	(0.40)	119	2.91		2.66	(f)	3.11		2.85	(f)	0.07		73

10.33	(2.36)	217,307	2.89	(d)	2.56	(d)(f)	2.97	(d)	2.63	(d)(f)	(0.29	)(d)	130
10.16	(2.87)	79,891	3.64	(d)	3.31	(d)(f)	3.72	(d)	3.38	(d)(f)	(1.04	)(d)	130
10.40	(1.98)	1,236,592	2.49	(d)	2.16	(d)(f)	2.57	(d)	2.24	(d)(f)	0.11	(d)	130
10.37	(2.08)	119,570	2.64	(d)	2.31	(d)(f)	2.72	(d)	2.38	(d)(f)	(0.02	)(d)	130
10.29	(2.56)	87	3.14	(d)	2.81	(d)(f)	3.24	(d)	2.90	(d)(f)	(0.49	)(d)	130

10.58	2.61	116,593	2.85		2.56	(f)	3.23		2.94	(f)	(0.53)		144
10.47	1.84	38,207	3.64		3.31	(f)	3.99		3.66	(f)	(1.33)		144
10.61	3.00	628,397	2.45		2.16	(f)	2.82		2.53	(f)	(0.11)		144
10.60	2.85	42,894	2.62		2.31	(f)	3.06		2.73	(f)	(0.27)		144
10.56	2.30	30	3.05		2.81	(f)	3.46		3.22	(f)	(0.69)		144

10.46	5.20	25,304	2.55	(d)	2.55	(d)	3.88	(d)	3.88	(d)	(0.42	)(d)	102
10.40	4.60	1,427	3.30	(d)	3.30	(d)	4.72	(d)	4.72	(d)	(1.19	)(d)	102
10.49	5.40	156,849	2.15	(d)	2.15	(d)	3.64	(d)	3.64	(d)	(0.17	)(d)	102
10.48	5.40	7,051	2.30	(d)	2.30	(d)	3.62	(d)	3.62	(d)	(0.19	)(d)	102
10.44	5.00	26	2.79	(d)	2.79	(d)	4.36	(d)	4.36	(d)	(0.90	)(d)	102

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements

April 30, 2017

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a non-diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional, Class IR, and Class R Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of April 30, 2017, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Acadian Asset Management LLC (“Acadian”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), Emso Asset Management Limited (“Emso”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”), One River Asset Management, LLC (“One River”), QMS Capital Management LP (“QMS”), Russell Investments Implementation Services, LLC (“RIIS”), Sirios Capital Management, L.P. (“Sirios”), Wellington Management Company LLP (“Wellington”) and YG Partners LLC (“YG Partners”) (the “Underlying Managers”). Each of Atreaus and GCM also serves as an Underlying Manager for a Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA, Ltd. and the Cayman Commodity — MMA II, Ltd. (each a “Subsidiary” and together the “Subsidiaries”), Cayman Islands exempted companies, respectively, and are wholly-owned subsidiaries of the Fund. The Subsidiaries act as investment vehicles for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiaries and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiaries. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All interfund balances and transactions have been eliminated in consolidation. As of April 30, 2017, the Fund’s net assets were $1,223,333,338, of which, $26,950,470, or 2.2%, represented the Cayman Commodity — MMA, Ltd.’s net assets and $9,982,813, or 0.8%, represented the Cayman Commodity — MMA II, Ltd.’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net

60

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/ or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

61

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

April 30, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and it generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Consolidated Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

63

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

April 30, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

64

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

65

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

April 30, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$121,184,734	$—
Bank Loans	—	41,486,882	4,424,177
Asset-Backed Securities	—	599,576	12,677
Foreign Debt Obligations	—	1,591,720	—
Municipal Debt Obligations	—	2,216,540	—
U.S. Treasury Obligations	13,900,278	—	—
Unfunded Loan Committments	—	—	30,308
Common Stock and/or Other Equity Investments(a)
Africa	—	2,312,432	—
Asia	856,093	365,432	—
Australia and Oceania	—	52,983	—
Europe	15,767,543	12,111,711	—
North America	218,846,935	483,734	573,377
Investment Company	24,218,587	—	—
Short-term Investments	—	573,400,000	—
Total	$273,589,436	$755,805,744	$5,040,539
Liabilities
Common Stock and/or Other Equity Investments(a)
Asia	$(831,148)	$(2,776,132)	$—
North America	(51,500,267)	—	—
Total	$(52,331,415)	$(2,776,132)	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$7,164,433	$—
Futures Contracts	8,327,912	—	—
Credit Default Swap Contracts	—	9,874	—
Total Return Swap Contracts	—	20,690,294	—
Total	$8,327,912	$27,864,601	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(14,077,458)	$—
Futures Contracts	(3,967,054)	—	—
Credit Default Swap Contracts	—	(126,216)	—
Total Return Swap Contracts	—	(19,733,636)	—
Total	$(3,967,054)	$(33,937,310)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$2,546,440	(a)	Variation margin on certain derivative contracts	$(2,032,790)	(a)
Credit	Receivable for unrealized gain on swap contracts	9,874		Payable for unrealized loss on swap contracts	(126,216)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Variation margin on certain derivative Contracts	7,178,713	(a)	Payable for unrealized loss on forward foreign currency exchange contracts; Variation margin on certain derivative Contracts	(14,093,337)	(a)
Commodity	Variation margin on certain derivative contracts	1,951,574	(a)	Variation margin on certain derivative contracts	(832,764)	(a)
Equity	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative Contracts	24,505,912	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contract	(20,819,257)	(b)
Total		$36,192,513			$(37,904,364)

(a)	Represents unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $19,859,852, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended April 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These

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Notes to Financial Statements (continued)

April 30, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(7,560,574)	$2,477,601	10,627
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(289,685)	82,683	14
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(8,839,336)	1,923,574	1,730
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and futures contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and futures contracts	3,841,176	(8,350,477)	1,660
Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	11,154,699	3,056,052	4,359
Total		$(1,693,720)	$(810,567)	18,390

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2017.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency

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4. INVESTMENTS IN DERIVATIVES (continued)

of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2017:

	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$1,257,794	$1,257,794	$(3,494)	$(3,512,808)	$(3,516,302)	$(2,258,508)	$2,258,508	$—
Barclays Bank PLC	—	—	—	(47,044)	(21,006)	(68,050)	(68,050)	—	(68,050)
JPMorgan Chase Bank, N.A.	—	5,771,352	5,771,352	—	(10,389,863)	(10,389,863)	(4,618,511)	4,618,511	—
JPMorgan Securities, Inc.	13,596,503	—	13,596,503	(11,764,512)	—	(11,764,512)	1,831,991	—	1,831,991
Morgan Stanley & Co.	181,517	—	181,517	(687,007)	—	(687,007)	(505,490)	505,490	—
Morgan Stanley & Co. International PLC	—	91,522	91,522	—	(133,170)	(133,170)	(41,648)	41,648	—
Royal Bank of Scotland PLC	—	204	204	—	(214)	(214)	(10)	—	(10)
State Street Bank and Trust	—	122	122	—	(130)	(130)	(8)	—	(8)
UBS AG (London)	6,922,148	43,439	6,965,587	(7,357,795)	(20,267)	(7,378,062)	(412,475)	412,475	—
Total	$20,700,168	$7,164,433	$27,864,601	$(19,859,852)	$(14,077,458)	$(33,937,310)	$(6,072,709)	$7,836,632	$1,763,923

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended April 30, 2017, the contractual and effective net management fee with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate*^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
1.90%	1.80%	1.71%	1.68%	1.90%	1.81%

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invest. For the six months ended April 30, 2017, GSAM waived $21,339 of the Fund’s management fee.

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Notes to Financial Statements (continued)

April 30, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM also provides management services to the Subsidiaries pursuant to the Subsidiary Management Agreements (the “Subsidiary Agreements”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiaries’ management fee, and for as long as the Subsidiary Agreements remain in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiaries under the Subsidiary Agreements. For the six months ended April 30, 2017, GSAM waived $73,494 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable.

The Trust, on behalf of Class C Shares of the Fund has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such Shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the Shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2017, Goldman Sachs advised that it retained $2,995 and $0, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.114% and the total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) of Class A, Class C, Institutional Class, Class IR, and Class R Shares are limited to 2.38%, 3.13%, 1.98%, 2.13% and 2.63%, respectively. The Other Expense limitations and the total

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

operating expense limitation agreement will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the Other Expense limitations described above. For the six months ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$439,173	$589,431	$1,028,604

G.  Line of Credit Facility — As of April 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2017, the Fund did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

H.  Other Transactions with Affiliates — For the six months ended, April 30, 2017, Goldman Sachs earned $3,487, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of April 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 22% of Class R Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Underlying Fund for the six months ended April 30, 2017:

Underlying Fund	Market Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 4/30/2017	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$28,130,434	$61,995	$(3,973,842)	$24,218,587	$61,762

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017, were $265,461,686 and $372,039,215, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2017:

Counterparty	Securities Sold Short(1)	Collateral Pledged(2)	Net Amount(3)
JPMorgan Chase Bank	$10,904,393	$(10,904,393)	$—
State Street Bank & Trust (4)	44,203,154	(44,203,154)	—
Total	$55,107,547	$(55,107,547)	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	At April 30, 2017, the value of securities received pledged exceeded the value of the related securities sold short.
(3)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.
(4)	Securities sold short were executed through separate Underlying Managers.

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Notes to Financial Statements (continued)

April 30, 2017

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2016, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-term	$(62,516,733)
Perpetual Long-term	(18,357,246)
Total capital loss carryforwards	$(80,873,979)
Timing differences (Straddle Loss Deferral)	$(2,558,430)

As of April 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,010,131,325
Gross unrealized gain	47,015,292
Gross unrealized loss	(22,741,206)
Net unrealizd security gain	$24,274,086

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of partnership investments, passive foreign investment company investments, swap transactions, material modification of debt securities and the recognition of income and gains/losses of certain bonds.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and 2 prior years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — The Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

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Notes to Financial Statements (continued)

April 30, 2017

8. OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchangetraded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity

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8. OTHER RISKS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it was managed directly by the Investment Adviser.

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Notes to Financial Statements (continued)

April 30, 2017

8. OTHER RISKS (continued)

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLR, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

76

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued.

Effective June 16, 2017, Corsair will no longer be an Underlying Manager for the Fund.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

77

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

April 30, 2017

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,392,606	$14,376,247	6,466,263	$64,825,296
Reinvestment of distributions	154,896	1,590,786	111,867	1,130,892
Shares redeemed	(7,489,478)	(77,506,412)	(14,454,630)	(144,922,875)
	(5,941,976)	(61,539,379)	(7,876,500)	(78,966,687)
Class C Shares
Shares sold	103,476	1,051,541	855,964	8,456,479
Reinvestment of distributions	18,706	189,309	32,783	326,190
Shares redeemed	(1,186,449)	(12,041,476)	(3,823,802)	(37,726,174)
	(1,064,267)	(10,800,626)	(2,935,055)	(28,943,505)
Institutional Shares
Shares sold	21,843,792	227,145,310	39,736,722	402,931,900
Reinvestment of distributions	1,575,525	16,227,907	893,194	9,069,534
Shares redeemed	(17,456,908)	(181,434,529)	(72,045,143)	(728,652,554)
	5,962,409	61,938,688	(31,415,227)	(316,651,120)
Class IR Shares
Shares sold	5,798,634	60,053,066	8,068,352	81,443,001
Reinvestment of distributions	189,896	1,952,132	78,956	800,190
Shares redeemed	(3,160,975)	(32,698,404)	(9,097,182)	(91,879,976)
	2,827,555	29,306,794	(949,874)	(9,636,785)
Class R Shares
Shares sold	—	—	20,159	207,712
Reinvestment of distributions	120	1,227	193	1,937
Shares redeemed	—	—	(17,158)	(170,096)
	120	1,227	3,194	39,553
NET INCREASE (DECREASE)	1,783,841	$18,906,704	(43,173,462)	$(434,158,544)

78

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended April 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi Manager Alternatives Fund
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Class A
Actual	$1,000.00	$1,023.60		$12.19
Hypothetical 5% return	1,000.00	1,012.74	+	12.13
Class C
Actual	1,000.00	1,019.30		15.92
Hypothetical 5% return	1,000.00	1,009.03	+	15.84
Institutional
Actual	1,000.00	1,025.60		10.20
Hypothetical 5% return	1,000.00	1,014.73	+	10.14
Class IR
Actual	1,000.00	1,024.20		10.94
Hypothetical 5% return	1,000.00	1,013.98	+	10.89
Class R
Actual	1,000.00	1,021.20		15.18
Hypothetical 5% return	1,000.00	1,009.77	+	15.10

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Multi Manager Alternatives	2.38%	3.13%	1.98%	2.13%	2.63%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

79

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at meetings held on November 2-3, 2016 and March 21-22, 2017 (as applicable), the Board of Trustees, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Investment Adviser and Emso Asset Management Limited, One River Asset Management, LLC and YG Partners, LLC (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”) on behalf of the Fund. In connection with their consideration of each Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the applicable Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by each Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreements

In evaluating the Sub-Advisory Agreements, the Trustees relied on the information provided by the Investment Adviser and each Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by each Sub-Adviser, the Trustees considered information on the services to be provided to the Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing funds and/or accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of each Sub-Adviser, the Sub-Adviser’s investment strategies and personnel and its compliance program. The Trustees considered that YG Partners and Emso manage other assets for the Investment Adviser’s clients. They noted that, because none of the Sub-Advisers had previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreements and the proposed fee schedules. They noted that the compensation paid to the Sub-Advisers would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreements were the result of arms’ length negotiations between the Investment Adviser and the applicable Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser and how it would change upon hiring the Sub-Advisers. They considered this information in light of the overall management fee to be paid by the Fund.

Conclusion

In connection with their consideration of the Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Trustees, including the Independent Trustees, unanimously concluded that each Sub-Advisory Agreement should be approved for a period of two years.

80

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chairman Lawrence Hughes John F. Killian James A. McNamara Westley V. Thompson

OFFICERS

James A. McNamara, President

Scott M. McHugh Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 94675-TMPL-06/2017-557121 MMALTSAR-17/9.9k

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

Goldman Sachs Strategic

Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

Market Review

The capital markets broadly rallied during the six months ended April 30, 2017 (the “Reporting Period”). In the U.S., the unexpected election of Donald Trump led investors to rotate out of the defensive, yield-oriented positioning that had driven market returns in much of 2015 and 2016. The Federal Reserve (the “Fed”), citing an improved labor market and moderately expanding economic activity, cautiously raised interest rates twice during the Reporting Period — in December 2016 and March 2017. Meanwhile, the U.K. officially triggered Article 50, beginning negotiations to extricate itself from the European Union, popularly known as Brexit.

The U.S. dollar rallied sharply following the U.S. elections but declined over the early part of 2017, ending the Reporting Period slightly higher than at the start of the Reporting Period. The yield on 10-year U.S. Treasuries also increased during the Reporting Period, with the post-election U.S. Treasury sell-off moderately offset by a recovery in prices year-to-date through April 30, 2017. In commodities, oil rallied in November 2016 but declined in the early months of 2017 on pricing concerns and on uncertainty around Organization of the Petroleum Exporting Countries (“OPEC”) production limits, leading to underperformance from energy-related assets worldwide during the Reporting Period overall. Gold moved in the opposite direction; after a steep sell-off following the U.S. elections, gold gained over the first few months of 2017 to end the Reporting Period only slightly below where it started.

Global equity markets ended the Reporting Period in positive territory. In the U.S., investors reacted to the prospect of business-friendly tax cuts, decreased regulations, and revisions to international trade agreements under the current Administration by rotating into more cyclical areas of the market. Financial stocks were the best performers during the Reporting Period, followed by information technology, consumer discretionary and industrials. Energy companies underperformed due to declines in oil prices, while the higher yielding, traditionally defensive sectors, such as utilities, telecommunication services and consumer staples, which had driven the market for much of 2015 and 2016 also underperformed. Small cap stocks, as measured by applicable Russell indices, widely considered most likely to benefit from current Administration policies, outperformed large cap stocks during the Reporting Period. International equity markets also gained during the Reporting Period, with European stocks rebounding from 2016’s Brexit-driven selloff and emerging market equities rallying on perceived prospects for economic growth.

Credit markets also largely ended the Reporting Period in positive territory. Despite volatility around U.S. elections and an increase in U.S. Treasury rates during the Reporting Period, credit spreads, or yield differentials to U.S. Treasuries, tightened from their January 2016 highs, as economic recovery improved and market participants became optimistic about the prospect of fiscal stimulus under the new Administration. In the U.S., issuers sought to take advantage of low interest rates and strong foreign demand to drive new offerings. Abroad, emerging market credit, generally offering more attractive yields and less sovereign leverage, rallied. (Less sovereign leverage refers to the fact that emerging markets generally have less sovereign debt than developed markets as a percentage of Gross Domestic Product given the effects of quantitative easing in the U.S. and Europe.)

Public real estate markets moved higher on what investors broadly considered to be reasonable valuations and an attractive supply/demand backdrop at this point in the cycle. While higher yield securities outperformed lower yield securities, the magnitude of outperformance of higher yield securities decreased toward the end of 2016 and in the beginning of 2017. After selling off sharply in the aftermath of the Brexit vote, U.K. real estate securities rallied back

1

MARKET REVIEW

during the Reporting Period. Hong Kong and Singapore, which had also been out of favor, performed well, while Japan was the only major real estate market to decline. Office and residential real estate moved higher, though prison and hotel real estate investment trusts (“REITs”) experienced the sharpest rally following the U.S. election on expectations of more favorable government policy and prospects of increased economic growth. Data center and logistics REITs also attracted capital as part of a broader play on cloud computing and growth of e-commerce. Conversely, mall REITs sold off in the first quarter of 2017 on the back of higher than market expected closures of brick and mortar stores.

At the end of the Reporting Period, investors appeared to be monitoring political developments in the U.S., particularly regarding tax and health care reform. We believe the rise of populism worldwide has challenged conventional leadership, most recently during the French election, and may lead to further market disruption. While most global central banks maintain policies of quantitative easing, investors also broadly anticipate at least one more interest rate hike in the U.S. in 2017.

Looking Ahead

At the end of the Reporting Period, we were focused on three macro themes. First, widening economic expansion as growth in emerging markets improves from previous weakness while economic expansion in the U.S. and Europe appears to be continuing at a more moderate pace. Second, how this improvement in economic growth along with building inflationary pressures in the U.S. may result in a weakening of the “secular stagnation” thesis in the minds of investors, with higher bond yields a likely consequence, in our view. (Secular stagnation is a condition of negligible or no economic growth in a market-based economy.) Third, the still elevated levels of uncertainty from macro risks that have the potential to cause temporary drawdowns, possibly resulting in range-bound returns across most asset classes and thus making a compelling case for a dynamic approach to asset allocation.

At the asset class level, equities remained inexpensive relative to macro conditions and low bond yields at the end of the Reporting Period, in our view, though a significant part of the valuation gap had appeared to unwind. We expect the remainder of that valuation gap to be closed largely through increasing bond yields. That said, the widening economic expansion and recovering earnings should, we believe, support some upside in equities, and we expect positive but moderate returns over the medium term. At the start of 2017, we saw the bond markets as too dovish in its pricing of Fed interest rate hikes. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In addition, we thought long-dated bond yields did not sufficiently reflect uncertainty about the tolerance of inflation in the U.S. nor our expectations of a decline in the duration of the European Central Bank’s bond purchases. The decline in yields since then, despite strong economic growth and a hawkish drift in central bank policy, have strengthened our view. At the end of the Reporting Period, we saw a rapid rise in yields as the biggest near-term risk to markets. Hence, we remain more constructive on equities than on bonds.

At the regional level, we had a positive outlook at the end of the Reporting Period on emerging market equities versus developed market equities, which is reflected in the Funds’ strategic allocations. We believe sufficient progress has been made in recent years on various fronts, including valuations, macro imbalances, dissipation of growth challenges and perceptions by investors of improvements in the emerging markets. We remained concerned about possible downside risks from the potential for higher rates, but we think the impact would be temporary. Additionally, we believe there is sufficient policy support in China to keep downside risks limited.

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PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of 11.88%. This return compares to the 12.34% cumulative total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted robust double-digit positive absolute returns but underperformed the Index during the Reporting Period. The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a mix of international, global and U.S.-focused equity investment strategies. During the Reporting Period, the Fund allocated capital to 11 Underlying Managers —Causeway Capital Management LLC (“Causeway”), Epoch Investment Partners, Inc. (“Epoch”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America, Inc. (“Legal & General”), Parametric Portfolio Associates LLC (“Parametric”), Principal Global Investors, LLC (“Principal”), Boston Partners Global Investors, Inc. (“Boston Partners”), Scharf Investments, LLC (“Scharf”); Vulcan Value Partners, LLC (“Vulcan”) and WCM Investment Management (“WCM”). Epoch was redeemed on November 14, 2016, and funds were reallocated to Principal. Legal & General was initially allocated assets on December 21, 2016.

The 11 Underlying Managers with assets allocated to them during the Reporting Period represented five asset classes across global equity as part of the Fund’s top-level strategy allocation — U.S. large cap (Scharf and Vulcan), Europe, Australasia and Far East (“EAFE”) large cap (Causeway and WCM), U.S. small cap (GW&K and Boston Partners), EAFE small cap (Epoch and Principal) and emerging markets (Fisher and Parametric). We measure the diversified beta manager, Legal & General, against the MSCI All Country World Index (“ACWI”).

Of the 11 Underlying Managers with allocated capital during the Reporting Period, 10 generated positive absolute returns and one posted a negative absolute return. On a relative basis, three Underlying Managers outperformed their respective strategy benchmark, while eight Underlying Managers underperformed their respective strategy benchmark.

The Fund additionally uses Russell Investments Implementation Services, LLC (“Russell”) for a currency overlay program given the hedged nature of the Fund’s benchmark.

The Fund’s performance relative to the Index was mainly driven by manager selection, which overall detracted during the Reporting Period. The most significant underperformance came from U.S. large cap Underlying Manager Scharf, who underperformed the S&P 500 Index, the index to which we compare this Underlying Manager, and from U.S. small cap Underlying Manager GW&K, who underperformed the Russell 2000 Index. On the positive side, the strongest relative performance came from U.S. large cap Underlying Manager Vulcan, who outperformed the S&P 500 Index, the index to which we compare this Underlying Manager, and from EAFE large cap Underlying Manager Causeway, who outperformed the MSCI EAFE Index, the index to which we compare this Underlying Manager.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, performed in line with the Index during the

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PORTFOLIO RESULTS

Reporting Period. An underweight to U.S. large cap equities relative to EAFE small cap equities detracted from performance. Having an overweight to emerging markets equities contributed positively. Our medium-term view to overweight emerging markets equities relative to developed market equities contributed positively to performance.

Q	Which global equity asset classes most significantly affected Fund performance?

A	In U.S. small cap, both Underlying Managers underperformed their respective benchmarks in a strong absolute return environment for small-cap equities. GW&K underperformed the Russell 2000 Index due to weak stock selection in health care and materials. Positive stock selection in information technology partially mitigated GW&K’s underperformance. Boston Partners, the value-oriented Underlying Manager, underperformed the Russell 2000 Value Index due to an overweight to and stock selection within consumer discretionary and stock selection in health care. Having an underweight to and positive stock selection within real estate partially offset Boston Partners’ underperformance.

In EAFE small cap, we redeemed Epoch on November 17, 2016. During the short time it served as an Underlying Manager during the Reporting Period, Epoch underperformed the MSCI World ex-U.S. Small Cap Index. Principal, which served as an Underlying Manager for the full Reporting Period, also underperformed the MSCI World ex-U.S. Small Cap Index during the Reporting Period. Principal underperformed due to stock selection within industrials and energy, partially offset by effective stock selection within consumer discretionary.

In emerging markets, Fisher and Parametric underperformed the MSCI Emerging Markets Index. Fisher’s underperformance can be attributed to weak stock selection within information technology and health care, offset by positive stock selection within consumer discretionary. Parametric underperformed the MSCI Emerging Markets Index during the Reporting Period due to its underweight to information technology, partially offset by stock selection in energy, which contributed positively.

We measure diversified beta manager Legal & General against the MSCI ACWI Index. During the period while it was allocated Fund assets, i.e. December 21, 2016 through April 30, 2017, Legal & General underperformed the MSCI ACWI Index due to an underweight to information technology and weak stock selection in consumer staples and consumer discretionary. Its underperformance was partially offset by an underweight to and stock selection in energy, which contributed positively.

In U.S. large cap, which we measure relative to the S&P 500 Index, Underlying Manager performance was mixed. Scharf underperformed the S&P 500 Index due to having a sizable position in cash during a Reporting Period when the U.S. equity markets rallied. Also, weak stock selection in financials and industrials detracted, partially offset by effective stock selection in materials, which contributed positively. Vulcan, on the other hand, outperformed the S&P 500 Index during the Reporting Period due to effective stock selection in health care and an underweight to and stock selection in energy. Its strong performance was partially offset by weak stock selection in consumer discretionary, particularly apparel and luxury goods.

In EAFE large cap, both Underlying Managers outperformed their respective benchmarks. WCM, who we compare to the MSCI ACWI ex-U.S. Index, outperformed due to stock selection in consumer discretionary and health care. Having underweights to energy and telecommunication services also helped. WCM’s outperformance was partially offset by an underweight to and stock selection in financials, particularly banks, which detracted. Causeway, who we compare to the MSCI EAFE Index, outperformed due to strong stock selection in financials and consumer discretionary. An overweight to and stock selection in telecommunication services, which detracted, partially offset Causeway’s outperformance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Russell manages a currency overlay allocation that seeks to minimize unintended currency exposures that either reduce performance or increase risk of the Fund’s portfolio. Russell uses currency forwards as part of this strategy. Outside of Russell, the Fund did not use derivatives during the Reporting Period. Overall, the use of derivatives and similar instruments by the Underlying Managers did not materially impact the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

During the Reporting Period, the Fund shifted its strategic asset allocation to align with the new GPS model portfolio. The new strategic asset allocation increased the Fund’s allocation to U.S. equities (though the Fund is still underweight U.S. large cap relative to the Index) and

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PORTFOLIO RESULTS

emerging markets equities and reduced the Fund’s allocations to non-U.S. developed market equities and the corresponding currency hedge. The Fund completed the shifts toward the new GPS model portfolio at the end of March 2017.

The Fund also implemented a medium-term “cycle aware view” to favor emerging market equities over developed markets large cap equities. The “cycle aware view” process aims to adjust the overall risk profile of the Fund’s strategic asset allocation to take into account where we are in the economic cycle. It is driven by a fundamental macro research process managed by GPS.

In addition, as mentioned earlier, Epoch was redeemed. Legal & General was allocated fund assets from a portion of the developed market large cap and emerging market weights.

At the start of the Reporting Period, the Fund’s assets were allocated 33% to U.S. large cap, 28% to EAFE large cap, 9% to U.S. small cap, 17% to EAFE small cap and 11% to emerging markets with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 38% to U.S. large cap, 26% to EAFE large cap, 10% to U.S. small cap, 7% to EAFE small cap, and 17% to emerging markets with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to provide long-term capital growth.

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PORTFOLIO RESULTS

Index Definitions

The S&P 500® Index is an American stock market index based on the market capitalizations of 500 large companies listed on the NYSE or NASDAQ.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2017, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The MSCI World ex-U.S. Small Cap Index is an unmanaged index maintained by MSCI and considered representative of small-cap stocks of global developed markets, excluding those of the U.S.

The MSCI ACWI ex-U.S. Index is a market-capitalization weighted index maintained by MSCI and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. It holds 23 countries classified as developed markets and 23 classified as emerging markets.

The Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

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FUND BASICS

Multi-Manager Global Equity Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Fund Total Return (based on NAV)[1]	MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)[2]
Institutional	11.88%	12.34%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) captures large, mid and small cap representation across 23 developed markets and 23 emerging markets and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars. With approximately 14,000 securities, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of April 30, 2017, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not reflect any deductions for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Institutional	13.66%	2.73%	6/24/2015

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.85%	1.31%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/17‡
Holding	% of Net Assets	Line of Business
Oracle Corp.	1.5%	Software
CVS Health Corp.	1.1	Food & Staples Retailing
McKesson Corp.	0.7	Health Care Providers & Services
Berkshire Hathaway, Inc. Class B	0.7	Diversified Financial Services
National Oilwell Varco, Inc.	0.6	Energy Equipment & Services
Microsoft Corp.	0.6	Software
Tencent Holdings Ltd.	0.6	Internet Software & Services
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	0.6	Semiconductors & Semiconductor Equipment
Visa, Inc. Class A	0.5	IT Services
Comcast Corp. Class A	0.5	Media

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND COMPOSITION (%)[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Non-Core

Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of 2.37%. This return compares to the 3.69% cumulative total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Index (the “Index”), during the same time period.

The Index is composed 40% of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged); 20% of the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged); 20% of the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged); and 20% of the J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged), which returned 5.30%, 3.14%, 2.45% and 2.04%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns but underperformed the Index during the Reporting Period. The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a non-core fixed income investment strategy. Effective March 24, 2017, Brigade Capital Management, LP (“Brigade”) was added as an Underlying Manager and was allocated fund assets on March 31, 2017. Thus, during the Reporting Period, the Fund allocated capital to five Underlying Managers — Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade, Lazard Asset Management LLC (“Lazard”) and Symphony Asset Management LLC (“Symphony”). These five Underlying Managers represented four sectors across non-core fixed income as part of the Fund’s top-level strategy allocation — high yield (Ares and Brigade), bank loans (Symphony), external emerging market debt (BlueBay and Lazard) and local emerging market debt (BlueBay and Lazard). Of the five Underlying Managers with allocated capital during the Reporting Period, four generated positive absolute returns and one posted negative absolute returns but all five underperformed their respective strategy benchmark on a relative basis.

Performance relative to the Index was mainly driven by manager selection, which detracted during the Reporting Period. Underperformance relative to the Index primarily came from high yield Underlying Manager Ares, who underperformed the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index. Brigade, who manages a dedicated high yield strategy for the Fund, also underperformed the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index for the month it was funded during the Reporting Period. Symphony, the bank loans Underlying Manager, underperformed the Credit Suisse Leveraged Loan Index during the Reporting Period. Emerging market debt Underlying Managers BlueBay and Lazard each underperformed their custom benchmark (the benchmark was the 67% J.P. Morgan GBI-EMSM Global Diversified Index/33% J.P. Morgan EMBISM Global Diversified Index (the “EM Blended Index”) through February 2017 for Bluebay and through March 2017 for Lazard. The blended benchmark weights were subsequently updated to 40% J.P. Morgan GBI-EMSM Global Diversified Index/60% J.P. Morgan EMBISM Global Diversified Index for both Underlying Managers).

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, also detracted from the Fund’s results, albeit more modestly. Strategic asset allocation detracted mainly driven

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PORTFOLIO RESULTS

by underweights to emerging market hard currency debt and emerging market local debt relative to the Index. Such underperformance was partially offset by the overweight to high yield bonds, which contributed positively. The Fund’s allocation to loans was relatively in line with that of the Index during the Reporting Period and thus its effect was rather neutral.

Q	Which non-core fixed income sectors most significantly affected Fund performance?

A	Ares, a high yield Underlying Manager, underperformed the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index during the Reporting Period. Its positions in the energy, telecommunication services, medical products and retail market segments weighed on its relative returns. An overweight to and selection in bank securities contributed positively, partially offsetting Ares’ underperformance.

    Brigade, another high yield Underlying Manager, underperformed the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index in the one month it had capital allocated to it during the Reporting Period due primarily to security selection in telecommunication services and pharmaceuticals.

Symphony, the bank loans Underlying Manager, underperformed the Credit Suisse Leveraged Loan Index during the Reporting Period. Symphony’s relative underperformance was due to security selection in the technology and gaming/leisure industries and due to an underweight to the service industry. Defensive cash positioning also hurt Symphony’s results.

BlueBay, one of the emerging market debt Underlying Managers, underperformed the EM Blended Index during the Reporting Period driven both by duration and currency positioning, especially its underweights to the Indonesian rupiah and the Russian ruble and its underweight to Colombian local rates.

Lazard, the other emerging market debt Underlying Manager, also underperformed the EM Blended Index during the Reporting Period. Its underperformance was driven by the portfolio’s overweight to hard currency debt, which meaningfully lagged local currency debt during the Reporting Period. Particularly hurting Lazard’s results was an overweight position in El Salvador. This was partially offset by an overweight duration position in Peru local bonds, which contributed positively during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund’s Underlying Managers used currency forwards and interest rate swaps during the Reporting Period to implement their strategies. Overall, the use of derivatives by the Underlying Managers did not materially impact the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, the Fund shifted its strategic asset allocation to align with the new GPS model portfolio. The new strategic asset allocation increased the Fund’s allocation to high yield bonds relative to senior loans and emerging markets debt. Also, as mentioned earlier, the Fund updated the blended benchmarks used for emerging markets debt Underlying Managers from a blend of 67% J.P. Morgan GBI-EMSM Global Diversified Index/33% J.P. Morgan EMBISM Global Diversified Index to a blend of 40% J.P. Morgan GBI-EMSM Global Diversified Index/60% J.P. Morgan EMBISM Global Diversified Index. This transition occurred on February 28, 2017 for Bluebay and on March 31, 2017 for Lazard. The Fund completed the shifts toward the new GPS model portfolio at the end of March 2017.

In addition, as mentioned earlier, Brigade was allocated fund assets during the Reporting Period.

At the start of the Reporting Period, the Fund’s assets were allocated 25% to local emerging market debt, 14% to external emerging market debt, 21% to bank loans and 39% to high yield with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 12% to local emerging market debt, 18% to external emerging market debt, 13% to bank loans and 55% to high yield with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return and capital appreciation.

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PORTFOLIO RESULTS

Index Definitions

The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.

The Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

The J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

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FUND BASICS

Multi-Manager Non-Core Fixed Income Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016– April 30, 2017	Fund Total Return (based on NAV)[1]	Multi- Manager Non-Core Fixed Income Composite Index[2]	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged)	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	JP Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)	JP Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)
Institutional	2.37%	3.69%	5.30%	3.14%	2.45%	2.04%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi-Manager Non-Core Fixed Income Composite Index is comprised of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) (20%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Institutional	7.51%	2.41%	3/31/2015

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.70%	1.20%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
iShares iBoxx $ High Yield Corporate Bond ETF	0.9%	Exchange Traded Funds
Republic of Turkey	0.7	Foreign Debt Obligations
Intelsat Jackson Holdings SA	0.6	Telecommunications-Satellite
Brazil Notas do Tesouro Nacional	0.5	Foreign Debt Obligations
United Mexican States	0.5	Foreign Debt Obligations
Republic of Poland	0.5	Foreign Debt Obligations
Brazil Notas do Tesouro Nacional	0.5	Foreign Debt Obligations
First Data Corp.	0.5	Consumer Cyclical Services
Sprint Corp.	0.4	Wireless Telecommunication Services
Blue Racer Midstream LLC/Blue Racer Finance Corp.	0.4	Energy

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND COMPOSITION (%)[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

13

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Real Assets Strategy Fund

Investment Objective

The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of 4.22%. This return compares to the 5.13% cumulative total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Index (the “Index”), during the same time period.

The Index is composed 50% of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and 50% of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), which returned 3.36% and 6.87%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns but underperformed the Index on a relative basis. The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a real assets investment strategy. Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.

On December 19, 2016, the Fund allocated capital to two Underlying Managers — Presima Inc. (“Presima”) and RARE Infrastructure (North America) Pty Limited (“RARE”). These two Underlying Managers — along with Underlying Managers PGIM Real Estate, a business unit of PGIM, Inc. (“PGIM Real Estate”) and RREEF America L.L.C. (“RREEF”) — represented two asset classes of real assets as part of the Fund’s top-level strategy allocation. These were global infrastructure (RREEF and RARE) and global real estate (PGIM Real Estate and Presima).

Of the four Underlying Managers with allocated capital during the Reporting Period overall, all four generated positive absolute returns. On a relative basis, two of the Underlying Managers outperformed their respective benchmark index and two underperformed their respective benchmark index during the Reporting Period.

Performance relative to the Index was driven by both strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, and manager selection. Strategic asset allocation detracted, driven by an underweight to the infrastructure asset class, as markets reacted positively to the new Administration’s fiscal policy plans and the potential benefits of proposed increases in infrastructure spending. The Fund’s overweight to real estate helped partially offset the underperformance but faced headwinds in a rising interest rate environment.

From a manager selection perspective, Fund underperformance relative to the Index was driven by global real estate Underlying Manager Presima, who underperformed the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) during the Reporting Period, and by global infrastructure Underlying Manager RREEF, who underperformed the Dow Jones Brookfield Global Infrastructure Index during the Reporting Period.

Q	Which real assets asset classes most significantly affected Fund performance?

A	Both global real estate and global infrastructure generated mixed results during the Reporting Period.

In global real estate, Underlying Manager Presima posted positive absolute returns but underperformed the FTSE

14

PORTFOLIO RESULTS

EPRA/NAREIT Developed Index (Net, USD, Unhedged) during the time it was funded within the Reporting Period (i.e. December 19, 2016 – April 30, 2017). Its underperformance was due to weak stock selection in U.S. diversified, residential and retail real estate investment trusts (“REITs”). Weak stock selection in Hong Kong also detracted, though positive stock selection in Singapore and Australia partially offset its underperformance as did effective stock selection of U.S. hotel and office REITs.

Global real estate Underlying Manager PGIM Real Estate generated positive absolute returns and outperformed the FTSE EPRA/ NAREIT Developed Index (Net, USD, Unhedged) during the Reporting Period. Its relative outperformance was due to an underweight to and strong stock selection within Asia, particularly Hong Kong and Australia, and due to effective stock selection within the U.S. office space. An underweight to and weak stock selection within the U.K. offset some these gains as did stock selection in U.S. residential, which detracted.

In global infrastructure, Underlying Manager RREEF posted positive absolute returns but underperformed the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) during the Reporting Period due to stock selection in the North American pipeline and utility market segments as well as in European transports. Having an allocation to cash when the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) rallied also hurt. Having an overweight to the U.K. dampened its relative results as well. On the positive side, effective stock selection in the more pro-cyclical infrastructure segments, such as North American rail and waste helped somewhat offset negative stock selection elsewhere.

Global infrastructure Underlying Manager RARE produced positive absolute returns and outperformed the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) during the time it was funded within the Reporting Period (i.e. December 19, 2016 – April 30, 2017). Its outperformance can be attributed primarily to an overweight to rail and effective stock selection in gas and electric securities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward currency exchange contracts to facilitate equity transactions settling in foreign currencies. During the Reporting Period, these transactions detracted from the Fund’s results.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, the Fund shifted its strategic asset allocation to align with the new GPS model portfolio. The new strategic asset allocation increased the Fund’s allocation to global real estate relative to global infrastructure. The Fund completed the shifts toward the new GPS model portfolio at the end of March 2017.

Also, as mentioned earlier, Presima and RARE were allocated fund assets in December 2016.

At the beginning of the Reporting Period, the Fund’s assets were allocated 44% to global real estate and 54% to global infrastructure with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 60% to global real estate and 39% to global infrastructure with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to provide long-term capital growth through investments related to real assets.

15

PORTFOLIO RESULTS

Index Definitions:

The FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) is designed to track the performance of listed real estate companies and REITS worldwide. The index incorporates REITs and Real Estate Holding & Development companies.

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

16

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016– April 30, 2017	Fund Total Return (based on NAV)[1]	Multi-Manager Real Assets Strategy Composite Index[2]	FTSE EPRA/ NAREIT Developed Index (Net, USD, Unhedged)	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)
Institutional	4.22%	5.13%	3.36%	6.87%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Index, which is composed of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (50%) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (50%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Institutional	3.25%	-2.09%	6/30/2015

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.90%	1.34%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
American Tower Corp.	2.1%	Equity Real Estate Investment Trusts (REITs)
Prologis, Inc.	2.0	Equity Real Estate Investment Trusts (REITs)
National Grid PLC	1.8	Multi-Utilities
Kinder Morgan, Inc.	1.7	Oil, Gas & Consumable Fuels
Crown Castle International Corp.	1.7	Equity Real Estate Investment Trusts (REITs)
Sempra Energy	1.7	Multi-Utilities
Hudson Pacific Properties, Inc.	1.6	Equity Real Estate Investment Trusts (REITs)
GGP, Inc.	1.6	Equity Real Estate Investment Trusts (REITs)
Enbridge, Inc.	1.5	Oil, Gas & Consumable Fuels
Essex Property Trust, Inc.	1.4	Equity Real Estate Investment Trusts (REITs)

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

18

FUND BASICS

FUND COMPOSITION (%)[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 92.9%
Argentina – 0.0%
160	Banco Macro SA ADR (Banks)	$13,715
947	Cresud SACIF y A ADR* (Real Estate Management & Development)	19,906
1,310	Grupo Clarin SA Class B GDR (Media)	41,200
422	Grupo Financiero Galicia SA ADR (Banks)	16,488
800	Nortel Inversora SA Class B ADR (Diversified Telecommunication Services)	21,920
552	Pampa Energia SA ADR* (Electric Utilities)	30,106
1,480	YPF SA ADR (Oil, Gas & Consumable Fuels)	38,228

		181,563

Australia – 1.3%
1,991	Adelaide Brighton Ltd. (Construction Materials)	8,827
4,337	AGL Energy Ltd. (Multi-Utilities)	86,830
1,212	ALS Ltd. (Professional Services)	5,669
90,564	Alumina Ltd. (Metals & Mining)	124,323
1,047	Amcor Ltd. (Containers & Packaging)	12,311
13,448	Ansell Ltd. (Health Care Equipment & Supplies)	239,387
520	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	7,642
180	ASX Ltd. (Capital Markets)	6,824
7,177	Aurizon Holdings Ltd. (Road & Rail)	27,676
48,934	AusNet Services (Electric Utilities)	64,123
1,116	Australia & New Zealand Banking Group Ltd. (Banks)	27,319
2,365	Bank of Queensland Ltd. (Banks)	21,160
2,635	Bendigo & Adelaide Bank Ltd. (Banks)	24,249
1,061	BHP Billiton Ltd. (Metals & Mining)	18,890
24,509	BlueScope Steel Ltd. (Metals & Mining)	214,134
6,668	Boral Ltd. (Construction Materials)	30,736
2,422	Brambles Ltd. (Commercial Services & Supplies)	18,742
603	carsales.com Ltd. (Internet Software & Services)	5,289
15,480	Challenger Ltd. (Diversified Financial Services)	152,894
312	CIMIC Group Ltd. (Construction & Engineering)	8,646
4,042	Coca-Cola Amatil Ltd. (Beverages)	28,328
303	Cochlear Ltd. (Health Care Equipment & Supplies)	31,718
15,050	CSL Ltd. (Biotechnology)	1,492,359
7,402	CSR Ltd. (Construction Materials)	27,142
5,665	Dexus Property Group (Equity Real Estate Investment Trusts (REITs))	43,258
530	Domino’s Pizza Enterprises Ltd. (Hotels, Restaurants & Leisure)	24,237
42,467	Downer EDI Ltd. (Commercial Services & Supplies)	186,614
2,435	DUET Group (Multi-Utilities)	5,502

Common Stocks – (continued)
Australia – (continued)
2,076	DuluxGroup Ltd. (Chemicals)	10,511
19,850	Evolution Mining Ltd. (Metals & Mining)	34,501
44,273	Fairfax Media Ltd. (Media)	35,098
8,732	Fortescue Metals Group Ltd. (Metals & Mining)	34,611
6,334	Goodman Group (Equity Real Estate Investment Trusts (REITs))	38,458
6,902	Harvey Norman Holdings Ltd. (Multiline Retail)	21,649
7,445	Incitec Pivot Ltd. (Chemicals)	21,093
2,397	Independence Group NL (Metals & Mining)	5,872
75,383	Investa Office Fund (Equity Real Estate Investment Trusts (REITs))	268,003
735	IOOF Holdings Ltd. (Capital Markets)	4,845
2,906	JB Hi-Fi Ltd. (Specialty Retail)	53,691
2,595	LendLease Group (Real Estate Management & Development)	31,155
2,017	Link Administration Holdings Ltd. (IT Services)	11,659
6,815	Macquarie Atlas Roads Group (Transportation Infrastructure)	27,250
196	Macquarie Group Ltd. (Capital Markets)	13,616
277	Magellan Financial Group Ltd. (Capital Markets)	4,883
19,265	Metcash Ltd.* (Food & Staples Retailing)	31,015
18,588	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	31,572
308	National Australia Bank Ltd. (Banks)	7,818
2,203	Newcrest Mining Ltd. (Metals & Mining)	35,343
7,611	nib holdings Ltd. (Insurance)	34,195
34,531	Northern Star Resources Ltd. (Metals & Mining)	112,271
391	Orica Ltd. (Chemicals)	5,425
1,305	Origin Energy Ltd.* (Oil, Gas & Consumable Fuels)	7,023
98,803	Orora Ltd. (Containers & Packaging)	222,772
977	OZ Minerals Ltd. (Metals & Mining)	5,188
138	Perpetual Ltd. (Capital Markets)	5,450
10,965	Primary Health Care Ltd. (Health Care Providers & Services)	27,803
860	QBE Insurance Group Ltd. (Insurance)	8,263
2,802	Qube Holdings Ltd. (Transportation Infrastructure)	5,508
131	Ramsay Health Care Ltd. (Health Care Providers & Services)	7,025
153	REA Group Ltd. (Media)	7,026
1,852	Santos Ltd.* (Oil, Gas & Consumable Fuels)	4,808
9,732	Scentre Group (Equity Real Estate Investment Trusts (REITs))	31,400
445	SEEK Ltd. (Professional Services)	5,668
15,755	Seven Network Ltd. (Trading Companies & Distributors)	130,697
22,249	Shopping Centres Australasia Property Group (Equity Real Estate Investment Trusts (REITs))	38,489

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Australia – (continued)
2,058	Sims Metal Management Ltd. (Metals & Mining)	$18,955
2,308	Sonic Healthcare Ltd. (Health Care Providers & Services)	38,154
14,757	South32 Ltd. (Metals & Mining)	30,581
35,720	Spark Infrastructure Group (Electric Utilities)	66,606
8,958	Stockland (Equity Real Estate Investment Trusts (REITs))	32,512
1,931	Suncorp Group Ltd. (Insurance)	19,906
1,443	Sydney Airport (Transportation Infrastructure)	7,445
1,513	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	5,375
1,488	Tatts Group Ltd. (Hotels, Restaurants & Leisure)	4,787
1,343	Telstra Corp. Ltd. (Diversified Telecommunication Services)	4,243
8,650	The GPT Group (Equity Real Estate Investment Trusts (REITs))	33,978
15,435	The Star Entertainment Grp Ltd. (Hotels, Restaurants & Leisure)	64,290
981	TPG Telecom Ltd. (Diversified Telecommunication Services)	4,328
2,802	Transurban Group (Transportation Infrastructure)	25,599
18,841	Treasury Wine Estates Ltd. (Beverages)	169,161
14,882	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	32,077
887	Wesfarmers Ltd. (Food & Staples Retailing)	28,552
53,909	Westfield Corp. (Equity Real Estate Investment Trusts (REITs))	366,606
328	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	7,895
2,443	WorleyParsons Ltd.* (Energy Equipment & Services)	20,708

		5,308,241

Austria – 0.3%
687	ams AG (Semiconductors & Semiconductor Equipment)	44,197
1,310	ANDRITZ AG (Machinery)	72,387
10,182	BUWOG AG* (Real Estate Management & Development)	274,952
2,078	Erste Groupe Bank AG (Banks)	74,400
20,829	IMMOFINANZ AG (Real Estate Management & Development)	43,299
589	Lenzing AG (Chemicals)	109,841
4,152	OMV AG (Oil, Gas & Consumable Fuels)	191,246
1,448	Raiffeisen Bank International AG* (Banks)	33,009
10,726	UNIQA Insurance Group AG (Insurance)	89,505
1,757	voestalpine AG (Metals & Mining)	73,248

Common Stocks – (continued)
Austria – (continued)
3,233	Wienerberger AG (Construction Materials)	75,692

		1,081,776

Belgium – 0.3%
787	Ackermans & van Haaren NV (Diversified Financial Services)	128,806
957	Ageas (Insurance)	39,185
2,737	bpost SA (Air Freight & Logistics)	65,600
708	Cie d’Entreprises CFE (Construction & Engineering)	103,185
1,031	Cofinimmo SA (Equity Real Estate Investment Trusts (REITs))	124,780
1,506	Colruyt SA (Food & Staples Retailing)	77,387
717	Groupe Bruxelles Lambert SA (Diversified Financial Services)	68,773
955	KBC Group NV (Banks)	69,015
5,026	Ontex Group NV (Personal Products)	167,693
2,035	Proximus SADP (Diversified Telecommunication Services)	62,238
890	Sofina SA (Diversified Financial Services)	127,729
517	Solvay SA (Chemicals)	65,758
1,017	Telenet Group Holding NV* (Media)	61,794
349	UCB SA (Pharmaceuticals)	27,239
1,332	Umicore SA (Chemicals)	78,038

		1,267,220

Bermuda – 0.0%
5,800	VEON Ltd. ADR (Wireless Telecommunication Services)	23,954

Brazil – 1.1%
221,591	Ambev SA ADR (Beverages)	1,269,716
20,959	Banco Bradesco SA ADR (Banks)	221,118
2,300	Banco do Brasil SA (Banks)	23,804
4,913	Banco Santander Brasil SA (Banks)	25,540
7,500	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros (Capital Markets)	44,919
12,600	BR Malls Participacoes SA* (Real Estate Management & Development)	55,774
3,700	BRF SA (Food Products)	46,153
9,700	CCR SA (Transportation Infrastructure)	54,092
1,900	Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	17,521
2,100	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Water Utilities)	19,320
5,500	Cia Siderurgica Nacional SA* (Metals & Mining)	13,429
67,392	Cielo SA (IT Services)	511,696
1,700	Cosan SA Industria e Comercio (Oil, Gas & Consumable Fuels)	19,876
5,227	CPFL Energia SA (Electric Utilities)	42,817
9,400	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Household Durables)	39,092

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Brazil – (continued)
2,500	Duratex SA (Paper & Forest Products)	$7,034
10,100	EDP – Energias do Brasil SA (Electric Utilities)	42,703
5,900	Embraer SA (Aerospace & Defense)	28,552
1,600	Embraer SA ADR (Aerospace & Defense)	30,720
2,480	Engie Brasil Energia SA (Independent Power and Renewable Electricity Producers)	26,565
1,400	Equatorial Energia SA (Electric Utilities)	25,358
1,100	Estacio Participacoes SA (Diversified Consumer Services)	6,179
2,700	Fibria Celulose SA (Paper & Forest Products)	25,009
1,700	Fleury SA (Health Care Providers & Services)	28,129
10,900	Hypermarcas SA (Pharmaceuticals)	103,229
3,100	Iguatemi Empresa de Shopping Centers SA (Real Estate Management & Development)	32,396
18,422	Itau Unibanco Holding SA ADR (Banks)	226,591
33	Itausa – Investimentos Itau SA* (Diversified Financial Services)	103
10,000	JBS SA (Food Products)	32,356
6,000	Klabin SA (Containers & Packaging)	29,867
18,100	Kroton Educacional SA (Diversified Consumer Services)	85,252
2,000	Localiza Rent a Car SA (Road & Rail)	29,804
4,300	Lojas Renner SA (Multiline Retail)	40,073
300	M Dias Branco SA (Food Products)	4,606
10,300	MRV Engenharia e Participacoes SA (Household Durables)	51,726
2,700	Multiplan Empreendimentos Imobiliarios SA (Real Estate Management & Development)	57,589
700	Natura Cosmeticos SA (Personal Products)	6,671
12,900	Odontoprev SA (Health Care Providers & Services)	46,535
15,847	Petroleo Brasileiro SA ADR* (Oil, Gas & Consumable Fuels)	142,782
600	Porto Seguro SA (Insurance)	5,429
5,100	Qualicorp SA (Health Care Providers & Services)	36,313
11,485	Raia Drogasil SA (Food & Staples Retailing)	244,062
8,750	Rumo SA* (Road & Rail)	24,066
900	Sao Martinho SA (Food Products)	5,047
1,700	Smiles SA (Media)	36,977
8,400	Telefonica Brasil SA ADR (Diversified Telecommunication Services)	124,236
8,100	TIM Participacoes SA (Wireless Telecommunication Services)	26,183
2,700	Tim Participacoes SA ADR (Wireless Telecommunication Services)	43,497
3,400	TOTVS SA (Software)	29,779

Common Stocks – (continued)
Brazil – (continued)
11,200	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	248,485
2,400	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Commercial Services & Supplies)	16,975
8,500	WEG SA (Machinery)	47,400

		4,403,145

British Virgin Islands* – 0.0%
5,234	Lenta Ltd. (Food & Staples Retailing)	33,341
300	Luxoft Holding, Inc. (IT Services)	18,495
1,433	Mail.Ru Group Ltd. GDR (Internet Software & Services)	37,759

		89,595

Canada – 2.5%
701	Agnico Eagle Mines Ltd. (Metals & Mining)	33,508
14,600	Alamos Gold, Inc. Class A (Metals & Mining)	104,496
3,700	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	99,287
1,800	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	23,630
1,100	Bank of Montreal (Banks)	77,892
1,900	Barrick Gold Corp. (Metals & Mining)	31,763
2,000	BCE, Inc. (Diversified Telecommunication Services)	91,059
16,292	Birchcliff Energy Ltd. (Oil, Gas & Consumable Fuels)	83,665
2,700	Brookfield Asset Management, Inc. Class A (Capital Markets)	99,807
12,385	Canadian Energy Services & Technology Corp. (Energy Equipment & Services)	58,520
900	Canadian Imperial Bank of Commerce (Banks)	72,690
600	Canadian National Railway Co. (Road & Rail)	43,370
1,100	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	35,038
11,812	Canadian Pacific Railway Ltd.	1,810,085
1,000	Canadian Tire Corp. Ltd. Class A (Multiline Retail)	122,047
575	CCL Industries, Inc. Class B (Containers & Packaging)	133,109
4,200	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	41,875
400	CGI Group, Inc. Class A* (IT Services)	19,305
1,500	CI Financial Corp. (Capital Markets)	29,340
193	Constellation Software, Inc. (Software)	88,272
16,700	Corus Entertainment, Inc. Class B (Media)	163,935
2,700	Crescent Point Energy Corp. (Oil, Gas & Consumable Fuels)	26,722
5,700	Detour Gold Corp.* (Metals & Mining)	72,030

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Canada – (continued)
2,100	Dollarama, Inc. (Multiline Retail)	$183,839
3,700	Emera, Inc. (Electric Utilities)	128,072
500	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	20,725
70,559	Encana Corp. (Oil, Gas & Consumable Fuels)	755,186
5,300	Enerflex, Ltd. (Energy Equipment & Services)	74,702
15,300	Enerplus Corp. (Oil, Gas & Consumable Fuels)	110,403
400	Fairfax Financial Holdings Ltd. (Insurance)	182,850
4,400	Fortis, Inc. (Electric Utilities)	143,180
1,500	Franco-Nevada Corp. (Metals & Mining)	102,018
17,200	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	482,212
4,900	Goldcorp, Inc. (Metals & Mining)	68,404
3,000	Great-West Lifeco, Inc. (Insurance)	80,700
9,300	H&R Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	157,788
13,463	HudBay Minerals, Inc. (Metals & Mining)	80,381
1,400	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	40,727
2,800	Intact Financial Corp. (Insurance)	191,808
—	International Petroleum Corp.* (Oil, Gas & Consumable Fuels)	1
3,600	Kinaxis, Inc.* (Software)	215,860
13,000	Kirkland Lake Gold Ltd.* (Metals & Mining)	89,997
1,200	Loblaw Cos. Ltd. (Food & Staples Retailing)	67,347
20,812	Lundin Mining Corp. (Metals & Mining)	110,993
1,500	Magna International, Inc. (Auto Components)	62,657
22,000	Manulife Financial Corp. (Insurance)	385,832
1,200	Metro, Inc. (Food & Staples Retailing)	41,124
2,400	National Bank of Canada (Banks)	93,271
6,800	New Flyer Industries, Inc. (Machinery)	253,309
27,700	OceanaGold Corp. (Metals & Mining)	90,301
900	Onex Corp. (Diversified Financial Services)	64,936
6,000	Open Text Corp.	208,048
11,100	Parex Resources, Inc.* (Oil, Gas & Consumable Fuels)	137,830
909	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	28,967
3,600	Potash Corp. of Saskatchewan, Inc. (Chemicals)	60,710
2,600	Power Corp. of Canada (Insurance)	60,245
2,300	Power Financial Corp. (Insurance)	58,450
21,400	Pure Industrial Real Estate Trust (Equity Real Estate Investment Trusts (REITs))	102,371
17,900	Raging River Exploration, Inc.* (Oil, Gas & Consumable Fuels)	104,511

Common Stocks – (continued)
Canada – (continued)
400	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	22,452
7,300	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	138,668
11,960	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	391,810
1,600	Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	73,363
1,300	Royal Bank of Canada (Banks)	89,016
2,200	Saputo, Inc. (Food Products)	72,331
5,200	Seven Generations Energy Ltd. Class A* (Oil, Gas & Consumable Fuels)	92,073
3,800	Shaw Communications, Inc. Class B (Media)	80,563
2,909	Silver Wheaton Corp. (Metals & Mining)	58,050
1,500	SNC-Lavalin Group, Inc. (Construction & Engineering)	60,327
24,601	Spartan Energy Corp.* (Oil, Gas & Consumable Fuels)	41,090
3,100	Sun Life Financial, Inc. (Insurance)	109,484
900	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	28,206
2,200	Teck Resources Ltd. Class B (Metals & Mining)	45,642
900	TELUS Corp. (Diversified Telecommunication Services)	29,946
7,000	TFI International, Inc. (Road & Rail)	152,405
1,300	The Bank of Nova Scotia (Banks)	72,264
2,200	The Toronto-Dominion Bank (Banks)	103,517
763	Thomson Reuters Corp. (Capital Markets)	34,672
4,100	Tourmaline Oil Corp.* (Oil, Gas & Consumable Fuels)	80,555
703	TransCanada Corp. (Oil, Gas & Consumable Fuels)	32,641
4,200	Westshore Terminals Investment Corp. (Transportation Infrastructure)	73,444
18,600	Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	131,626

		10,415,345

Chile – 0.3%
13,521	AES Gener SA (Independent Power and Renewable Electricity Producers)	5,137
96,302	Aguas Andinas SA Class A (Water Utilities)	54,448
4,388	AntarChile SA (Industrial Conglomerates)	53,926
218,921	Banco de Chile (Banks)	26,406
1,127	Banco de Credito e Inversiones (Banks)	62,545
547,723	Banco Santander Chile (Banks)	32,447
9,000	Banmedica SA (Health Care Providers & Services)	20,228
22,277	Cencosud SA (Food & Staples Retailing)	63,456

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Chile – (continued)
2,996	Cia Cervecerias Unidas SA (Beverages)	$38,568
239,736	Colbun SA (Independent Power and Renewable Electricity Producers)	53,051
27,172	Empresa Nacional de Electricidad SA (Independent Power and Renewable Electricity Producers)	20,798
6,893	Empresa Nacional de Telecomunicaciones SA* (Wireless Telecommunication Services)	82,734
25,088	Empresas CMPC SA (Paper & Forest Products)	58,532
10,947	Empresas COPEC SA (Oil, Gas & Consumable Fuels)	122,445
29,783	Enel Americas SA (Electric Utilities)	5,892
4,700	Enersis Americas SA ADR (Electric Utilities)	46,577
3,200	Enersis Chile SA ADR (Electric Utilities)	17,472
16,871	Engie Energia Chile SA (Electric Utilities)	30,890
3,050,835	Itau CorpBanca (Banks)	27,813
5,211	Latam Airlines Group SA* (Airlines)	65,741
17,733	Parque Arauco SA (Real Estate Management & Development)	46,415
39,088	Quinenco SA (Industrial Conglomerates)	106,094
12,966	SACI Falabella (Multiline Retail)	103,679
29,512	Sociedad Matriz del Banco de Chile SA (Banks)	10,477
1,620	Sociedad Quimica y Minera de Chile SA ADR (Chemicals)	57,591
18,731	SONDA SA (IT Services)	31,936
18,774	Vina Concha y Toro SA (Beverages)	30,355

		1,275,653

China – 3.7%
6,000	AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	87,954
129,000	Agricultural Bank of China Ltd. Class H (Banks)	59,468
38,000	Air China Ltd. Class H (Airlines)	33,598
7,632	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	881,496
104,000	Aluminum Corp. of China Ltd. Class H* (Metals & Mining)	51,209
16,500	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	57,714
10,000	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	28,067
6,705	Baidu, Inc. ADR* (Internet Software & Services)	1,208,442
152,000	Bank of China Ltd. Class H (Banks)	73,593
65,000	Bank of Communications Co. Ltd. Class H (Banks)	50,023

Common Stocks – (continued)
China – (continued)
79,000	BBMG Corp. Class H (Construction Materials)	42,241
60,000	Beijing Capital International Airport Co. Ltd. (Transportation Infrastructure)	84,644
9,000	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	43,950
50,000	Beijing Enterprises Water Group Ltd. (Water Utilities)	38,311
46,000	Belle International Holdings Ltd. (Textiles, Apparel & Luxury Goods)	31,166
114,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	190,995
5,000	Byd Co. Ltd. Class H (Automobiles)	29,463
85,000	CGN Power Co. Ltd. Class H(a) (Independent Power and Renewable Electricity Producers)	25,680
200	China Biologic Products, Inc.* (Biotechnology)	23,600
42,000	China Coal Energy Co. Ltd. Class H* (Oil, Gas & Consumable Fuels)	20,387
32,000	China Communications Construction Co. Ltd. Class H (Construction & Engineering)	44,020
2,500	China Conch Venture Holdings Ltd. (Machinery)	4,982
301,000	China Construction Bank Corp. Class H (Banks)	244,311
58,000	China Eastern Airlines, Corp. Ltd. Class H (Airlines)	30,388
44,000	China Everbright Bank Co. Ltd. Class H (Banks)	20,623
18,000	China Everbright International Ltd. (Commercial Services & Supplies)	24,344
79,000	China Evergrande Group (Real Estate Management & Development)	84,261
5,000	China Galaxy Securities Co. Ltd. Class H (Capital Markets)	4,564
21,000	China Hongqiao Group Ltd. (Metals & Mining)	19,034
13,000	China Huarong Asset Management Co. Ltd. Class H*(a) (Capital Markets)	5,482
113,000	China Huishan Dairy Holdings Co. Ltd. (Food Products)	6,102
8,000	China Life Insurance Co. Ltd. Class H (Insurance)	24,324
46,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	35,424
22,000	China Medical System Holdings Ltd. (Pharmaceuticals)	38,013
23,000	China Mengniu Dairy Co. Ltd. (Food Products)	44,531
13,500	China Merchants Bank Co. Ltd. Class H (Banks)	35,059
93,264	China Merchants Holdings International Co. Ltd. (Transportation Infrastructure)	266,470

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
6,000	China Minsheng Banking Corp. Ltd. Class H (Banks)	$5,909
154,000	China Mobile Ltd. (Wireless Telecommunication Services)	1,639,579
66,000	China Molybdenum Co. Ltd. Class H (Metals & Mining)	20,092
34,000	China National Building Material Co. Ltd. Class H (Construction Materials)	22,613
6,000	China Oilfield Services Ltd. Class H (Energy Equipment & Services)	5,524
22,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	63,823
55,600	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	205,130
160,000	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	129,929
41,500	China Railway Construction Corp. Ltd. Class H (Construction & Engineering)	57,955
41,000	China Railway Group Ltd. Class H (Construction & Engineering)	34,789
16,000	China Resources Beer Holdings Co. Ltd.* (Beverages)	38,507
18,000	China Resources Gas Group Ltd. (Gas Utilities)	60,708
30,000	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	54,045
32,500	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	75,740
48,000	China Southern Airlines Co. Ltd. Class H (Airlines)	31,907
32,000	China State Construction International Holdings Ltd. (Construction & Engineering)	58,032
56,000	China Telecom Corp. Ltd. Class H (Diversified Telecommunication Services)	27,358
40,000	China Unicom Hong Kong Ltd. (Diversified Telecommunication Services)	51,761
11,800	China Vanke Co. Ltd. Class H (Real Estate Management & Development)	29,908
13,000	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	8,941
42,000	CITIC Ltd. (Industrial Conglomerates)	60,905
130,000	CITIC Securities Co. Ltd. Class H (Capital Markets)	272,488
532,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	620,630
104,000	Country Garden Holdings Co. Ltd. (Real Estate Management & Development)	98,909
34,000	CRRC Corp. Ltd. Class H (Machinery)	33,132
30,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	41,610
33,193	Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	1,676,578

Common Stocks – (continued)
China – (continued)
114,000	Datang International Power Generation Co. Ltd. Class H (Independent Power and Renewable Electricity Producers)	33,963
36,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	37,812
85,000	Geely Automobile Holdings Ltd. (Automobiles)	114,525
2,200	GF Securities Co. Ltd. Class H (Capital Markets)	4,554
47,000	GOME Electrical Appliances Holding Ltd. (Specialty Retail)	6,405
21,000	Great Wall Motor Co. Ltd. Class H (Automobiles)	22,786
76,000	Guangdong Investment Ltd. (Water Utilities)	117,582
22,000	Guangzhou Automobile Group Co. Ltd. Class H (Automobiles)	34,190
12,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H (Pharmaceuticals)	34,296
20,400	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate Management & Development)	34,337
26,000	Hengan International Group Co. Ltd. (Personal Products)	194,293
62,000	Huadian Power International Co. Ltd. Class H (Independent Power and Renewable Electricity Producers)	26,119
108,000	Huaneng Power International Inc. Class H (Independent Power and Renewable Electricity Producers)	74,444
44,000	Huaneng Renewables Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	15,359
2,400	Huatai Securities Co. Ltd.(a) (Capital Markets)	4,647
328,000	Industrial and Commercial Bank of China Ltd. Class H (Banks)	213,910
17,091	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	599,381
58,000	Jiangsu Expressway Co. Ltd. (Transportation Infrastructure)	85,585
36,000	Jiangxi Copper Co. Ltd. Class H (Metals & Mining)	56,148
22,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	19,853
34,000	Longfor Properties Co. Ltd. (Real Estate Management & Development)	58,831
80,000	Maanshan Iron & Steel Co. Ltd.* (Metals & Mining)	26,998
760	NetEase, Inc. ADR (Internet Software & Services)	201,696
1,100	New China Life Insurance Co. Ltd. (Insurance)	5,438
500	New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)	32,270

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
114,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	$80,315
76,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	427,300
57,500	Semiconductor Manufacturing International Corp.* (Semiconductors & Semiconductor Equipment)	72,637
36,000	Shandong Weigao Group Medical Polymer Co. Ltd. Class H (Health Care Equipment & Supplies)	26,242
68,000	Shanghai Electric Group Co. Ltd.* (Electrical Equipment)	32,047
9,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals)	33,930
39,800	Shanghai Pharmaceuticals Holding Co. Ltd. Class H (Health Care Providers & Services)	105,269
15,000	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	98,699
51,000	Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals)	22,664
48,000	Sinopec Shanghai Petrochemical Co. Ltd. Class H (Chemicals)	26,827
12,800	Sinopharm Group Co. Ltd. Class H (Health Care Providers & Services)	57,431
18,000	Sunac China Holdings Ltd. (Real Estate Management & Development)	23,443
5,000	Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	41,083
78,597	Tencent Holdings Ltd. (Internet Software & Services)	2,462,705
58,000	The People’s Insurance Co. Group of China Ltd. (Insurance)	23,901
6,000	Tingyi Cayman Islands Holding Corp. (Food Products)	7,706
3,000	TravelSky Technology Ltd. Class H (IT Services)	7,907
12,000	Tsingtao Brewery Co. Ltd. Class H (Beverages)	53,977
36,000	Uni-President China Holdings Ltd. (Food Products)	25,293
60,000	Want Want China Holdings Ltd. (Food Products)	43,197
3,000	Weichai Power Co. Ltd. Class H (Machinery)	4,867
56,000	Zhejiang Expressway Co. Ltd. Class H (Transportation Infrastructure)	69,663
192,000	Zijin Mining Group Co. Ltd. Class H (Metals & Mining)	68,002

		15,290,962

Colombia – 0.1%
7,435	Almacenes Exito SA (Food & Staples Retailing)	38,514

Common Stocks – (continued)
Colombia – (continued)
1,299	Banco de Bogota SA (Banks)	26,625
3,315	Bancolombia SA (Banks)	30,468
1,100	Bancolombia SA ADR (Banks)	43,439
17,310	Celsia SA ESP (Electric Utilities)	26,359
9,553	Cementos Argos SA (Construction Materials)	38,641
1,502	Corp. Financiera Colombiana SA (Diversified Financial Services)	14,418
6,400	Ecopetrol SA ADR (Oil, Gas & Consumable Fuels)	58,496
63,731	Empresa de Energia de Bogota SA ESP (Gas Utilities)	39,967
71,482	Empresa de Telecomunicaciones de Bogota* (Diversified Telecommunication Services)	15,550
5,230	Grupo Argos SA (Construction Materials)	36,265
3,202	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	42,338
10,108	Grupo Nutresa SA (Food Products)	83,901
13,628	Interconexion Electrica SA ESP (Electric Utilities)	54,012

		548,993

Croatia – 0.0%
167	Atlantic Grupa dd (Food Products)	19,107
1,732	Hrvatski Telekom dd (Diversified Telecommunication Services)	45,169
410	Podravka Prehrambena Ind DD (Food Products)	20,224
10,000	Valamar Riviera DD (Hotels, Restaurants & Leisure)	61,294
2,800	Zagrebacka Banka dd (Banks)	19,320

		165,114

Cyprus – 0.0%
1,500	QIWI PLC ADR (IT Services)	29,085

Czech Republic – 0.1%
9,029	CEZ AS (Electric Utilities)	157,536
2,160	Komercni banka AS (Banks)	83,689
8,215	Moneta Money Bank AS(a) (Banks)	26,530
3,623	O2 Czech Republic AS (Diversified Telecommunication Services)	42,773
3,512	Unipetrol AS (Chemicals)	39,753

		350,281

Denmark – 0.9%
22	AP Moller – Maersk A/S Class B (Marine)	37,951
1,254	Carlsberg A/S Class B (Beverages)	125,127
12,914	Chr Hansen Holding A/S (Chemicals)	870,067
11,856	Coloplast A/S Class B (Health Care Equipment & Supplies)	1,015,179
3,595	Danske Bank A/S (Banks)	130,709
522	DONG Energy A/S(a) (Electric Utilities)	20,555

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Denmark – (continued)
1,847	DSV A/S (Road & Rail)	$102,851
141	Genmab A/S* (Biotechnology)	28,056
2,105	GN Store Nord A/S (Health Care Equipment & Supplies)	54,715
3,143	ISS A/S (Commercial Services & Supplies)	130,372
1,887	Jyske Bank A/S (Banks)	100,909
230	Novo Nordisk A/S Class B (Pharmaceuticals)	8,950
18,248	Novozymes A/S Class B (Chemicals)	787,823
3,745	Royal Unibrew A/S (Beverages)	162,837
21,879	TDC A/S (Diversified Telecommunication Services)	117,369
110	Vestas Wind Systems A/S (Electrical Equipment)	9,472

		3,702,942

Finland – 0.3%
232	Amer Sports Oyj* (Leisure Products)	5,143
1,201	Elisa Oyj (Diversified Telecommunication Services)	40,842
5,692	Fortum Oyj (Electric Utilities)	82,763
1,755	Huhtamaki Oyj (Containers & Packaging)	68,028
2,553	Kesko Oyj Class B (Food & Staples Retailing)	119,569
196	Kone Oyj Class B (Machinery)	8,980
2,246	Metso Oyj (Machinery)	80,438
3,535	Neste Oyj (Oil, Gas & Consumable Fuels)	144,049
5,326	Nokia Oyj (Communications Equipment)	30,448
906	Nokian Renkaat Oyj (Auto Components)	38,941
1,878	Orion Oyj Class B (Pharmaceuticals)	107,627
3,035	Outokumpu Oyj (Metals & Mining)	29,063
961	Sampo Oyj Class A (Insurance)	45,991
7,992	Sanoma Oyj (Media)	70,516
16,138	Sponda OYJ (Real Estate Management & Development)	71,182
2,836	Stora Enso Oyj Class R (Paper & Forest Products)	33,657
1,377	Tieto OYJ (IT Services)	43,177
1,565	UPM-Kymmene Oyj (Paper & Forest Products)	41,233
12,661	Valmet Oyj (Machinery)	230,619

		1,292,266

France – 2.8%
291	Aeroports de Paris (Transportation Infrastructure)	38,815
54	Air Liquide SA (Chemicals)	6,506
3,991	Alstom SA* (Machinery)	126,676
2,058	Altran Technologies SA (IT Services)	34,531
629	Amundi SA(a) (Capital Markets)	41,392
640	Arkema SA (Chemicals)	67,765
251	Atos SE (IT Services)	32,877
1,190	AXA SA (Insurance)	31,749
202	BioMerieux (Health Care Equipment & Supplies)	40,395

Common Stocks – (continued)
France – (continued)
6,701	BNP Paribas SA (Banks)	472,938
17,532	Bollore SA (Air Freight & Logistics)	71,336
1,564	Bouygues SA (Construction & Engineering)	65,741
656	Bureau Veritas SA (Professional Services)	15,196
615	Cap Gemini SA (IT Services)	61,575
1,115	Casino Guichard-Perrachon SA (Food & Staples Retailing)	67,150
127	Christian Dior SE (Textiles, Apparel & Luxury Goods)	34,832
578	Cie de Saint-Gobain (Building Products)	31,187
601	Cie Generale des Etablissements Michelin (Auto Components)	78,611
4,790	Cie Plastic Omnium SA (Auto Components)	187,459
3,306	CNP Assurances (Insurance)	69,058
1,793	Credit Agricole SA (Banks)	26,669
389	Danone SA (Food Products)	27,225
823	Dassault Systemes (Software)	73,429
1,585	Edenred (Commercial Services & Supplies)	40,602
741	Eiffage SA (Construction & Engineering)	62,766
7,664	Electricity de France SA (Electric Utilities)	63,977
3,949	Elior Group(a) (Hotels, Restaurants & Leisure)	98,523
1,058	Elis SA (Commercial Services & Supplies)	21,897
67,846	Engie SA (Multi-Utilities)	956,631
6,210	Essilor International SA (Health Care Equipment & Supplies)	804,772
505	Eurazeo SA (Diversified Financial Services)	34,229
343	Eurofins Scientific SE (Life Sciences Tools & Services)	168,937
4,121	Eutelsat Communications SA (Media)	97,501
511	Faurecia (Auto Components)	24,948
942	Fonciere Des Regions (Equity Real Estate Investment Trusts (REITs))	84,072
1,103	Gecina SA (Equity Real Estate Investment Trusts (REITs))	156,878
3,063	Groupe Eurotunnel SE (Transportation Infrastructure)	33,649
1,713	Hermes International (Textiles, Apparel & Luxury Goods)	818,933
1,627	ICADE (Equity Real Estate Investment Trusts (REITs))	120,817
129	Iliad SA (Diversified Telecommunication Services)	31,311
970	Imerys SA (Construction Materials)	83,450
284	Ingenico SA (Electronic Equipment, Instruments & Components)	25,715
2,604	Ipsen SA (Pharmaceuticals)	303,165
349	JCDecaux SA (Media)	12,312
363	Kering (Textiles, Apparel & Luxury Goods)	112,515

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
263	Klepierre (Equity Real Estate Investment Trusts (REITs))	$10,325
67	L’Oreal SA (Personal Products)	13,345
2,801	Lagardere SCA (Media)	85,740
4,362	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,076,842
5,081	Natixis SA (Banks)	35,360
3,190	Nexans SA* (Electrical Equipment)	177,338
4,138	Nexity SA (Real Estate Management & Development)	224,993
2,095	Orange SA (Diversified Telecommunication Services)	32,425
3,829	Orpea (Health Care Providers & Services)	391,096
91	Pernod Ricard SA (Beverages)	11,385
1,586	Peugeot SA* (Automobiles)	33,251
421	Publicis Groupe SA (Media)	30,395
105	Renault SA (Automobiles)	9,792
2,592	Rexel SA (Trading Companies & Distributors)	46,289
3,241	Rubis SCA (Gas Utilities)	329,259
123	Safran SA (Aerospace & Defense)	10,185
5,885	Sanofi (Pharmaceuticals)	556,096
14,786	Schneider Electric SE (Electrical Equipment)	1,171,136
6,972	SCOR SE (Insurance)	275,791
606	SEB SA (Household Durables)	97,586
245	SFR Group SA* (Diversified Telecommunication Services)	8,022
500	Societe BIC SA (Commercial Services & Supplies)	56,189
490	Societe Generale SA (Banks)	26,868
330	Sodexo SA (Hotels, Restaurants & Leisure)	41,940
3,283	SOITEC* (Semiconductors & Semiconductor Equipment)	139,394
3,617	Suez (Multi-Utilities)	59,416
3,397	Teleperformance (Professional Services)	427,169
342	Thales SA (Aerospace & Defense)	35,946
3,039	TOTAL SA (Oil, Gas & Consumable Fuels)	156,002
804	Ubisoft Entertainment SA* (Software)	38,087
162	Unibail-Rodamco SE (Equity Real Estate Investment Trusts (REITs))	39,778
1,765	Veolia Environnement SA (Multi-Utilities)	33,589
376	Vinci SA (Construction & Engineering)	32,050
2,554	Vivendi SA (Media)	50,659
490	Wendel SA (Diversified Financial Services)	68,689

		11,693,139

Germany – 2.0%
7,237	Aareal Bank AG (Thrifts & Mortgage Finance)	291,078
3,804	adidas AG (Textiles, Apparel & Luxury Goods)	762,649

Common Stocks – (continued)
Germany – (continued)
336	Allianz SE (Insurance)	63,967
1,428	Aurubis AG (Metals & Mining)	99,796
578	Axel Springer AG (Media)	32,430
9,498	BASF SE (Chemicals)	925,285
241	Bayerische Motoren Werke AG (Automobiles)	23,026
782	Bechtle AG (IT Services)	89,723
80	Beiersdorf AG (Personal Products)	7,960
113	Brenntag AG (Trading Companies & Distributors)	6,701
2,836	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	128,920
3,228	Commerzbank AG* (Banks)	31,646
140	Covestro AG(a) (Chemicals)	10,913
297	Daimler AG (Automobiles)	22,131
802	Deutsche Bank AG* (Capital Markets)	14,421
2,795	Deutsche EuroShop AG (Real Estate Management & Development)	113,473
4,653	Deutsche Lufthansa AG (Airlines)	80,275
650	Deutsche Post AG (Air Freight & Logistics)	23,363
1,709	Deutsche Telekom AG (Diversified Telecommunication Services)	29,977
3,056	Deutsche Wohnen AG (Real Estate Management & Development)	104,495
765	Drillisch AG (Wireless Telecommunication Services)	41,001
67	Duerr AG (Machinery)	6,678
4,423	E.ON SE (Multi-Utilities)	34,479
787	Evonik Industries AG (Chemicals)	26,278
110	Fielmann AG (Specialty Retail)	8,409
1,210	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	95,195
1,040	Freenet AG (Wireless Telecommunication Services)	32,639
425	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	37,727
432	Fresenius SE & Co. KGaA (Health Care Providers & Services)	35,048
739	GEA Group AG (Machinery)	31,417
933	Gerresheimer AG (Life Sciences Tools & Services)	73,192
470	Hannover Rueck SE (Insurance)	56,383
350	HeidelbergCement AG (Construction Materials)	32,402
211	Henkel AG & Co. KGaA (Household Products)	28,709
371	HOCHTIEF AG (Construction & Engineering)	66,814
474	HUGO BOSS AG (Textiles, Apparel & Luxury Goods)	36,045
2,534	K+S AG (Chemicals)	60,457
563	KION Group AG (Machinery)	38,141
344	LANXESS AG (Chemicals)	24,839
1,432	LEG Immobilien AG* (Real Estate Management & Development)	123,026

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
1,809	Linde AG (Chemicals)	$325,056
1,023	MAN SE (Machinery)	107,483
183	Merck KGaA (Pharmaceuticals)	21,497
560	MTU Aero Engines AG (Aerospace & Defense)	80,323
362	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	69,402
1,172	OSRAM Licht AG (Electrical Equipment)	78,512
1,159	Pfeiffer Vacuum Technology AG (Machinery)	150,474
3,769	Rheinmetall AG (Industrial Conglomerates)	345,955
4,092	RWE AG* (Multi-Utilities)	67,777
6,577	SAP SE (Software)	658,792
17,386	SAP SE ADR (Software)	1,741,729
268	Siemens AG (Industrial Conglomerates)	38,443
2,814	Siltronic AG* (Semiconductors & Semiconductor Equipment)	202,294
1,815	Software AG (Software)	79,857
450	Stada Arzneimittel AG (Pharmaceuticals)	31,887
571	Symrise AG (Chemicals)	39,975
16,805	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	81,483
4,936	TLG Immobilien AG (Real Estate Management & Development)	99,880
4,053	TUI AG (Hotels, Restaurants & Leisure)	58,963
571	United Internet AG (Internet Software & Services)	26,281
2,927	Vonovia SE (Real Estate Management & Development)	105,970
1,358	Wirecard AG (IT Services)	80,299
888	Zalando SE*(a) (Internet & Direct Marketing Retail)	39,172

		8,282,612

Greece – 0.1%
2,925	Aegean Airlines SA (Airlines)	25,171
1,400	Aegean Marine Petroleum Network, Inc. (Oil, Gas & Consumable Fuels)	15,610
21,591	Alpha Bank AE* (Banks)	45,996
2,300	Costamare, Inc. (Marine)	15,502
2,000	Diana Shipping, Inc.* (Marine)	7,980
44,496	Eurobank Ergasias SA* (Banks)	35,785
2,588	Grivalia Properties REIC AE (Equity Real Estate Investment Trusts (REITs))	24,075
8,812	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	85,582
3,753	JUMBO SA (Specialty Retail)	59,237
2,047	Motor Oil Hellas Corinth Refineries SA (Oil, Gas & Consumable Fuels)	34,718
2,500	Mytilineos Holdings SA* (Industrial Conglomerates)	18,792

Common Stocks – (continued)
Greece – (continued)
117,888	National Bank of Greece SA* (Banks)	36,723
4,527	OPAP SA (Hotels, Restaurants & Leisure)	44,861
22,900	Piraeus Bank SA* (Banks)	4,865
8,497	Public Power Corp. SA* (Electric Utilities)	31,269
3,269	Titan Cement Co. SA (Construction Materials)	85,426
3,100	Tsakos Energy Navigation Ltd. (Oil, Gas & Consumable Fuels)	14,229

		585,821

Hong Kong – 0.9%
108,608	AIA Group Ltd. (Insurance)	751,723
2,300	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	34,241
8,000	BOC Hong Kong Holdings Ltd. (Banks)	32,876
23,000	Cathay Pacific Airways Ltd. (Airlines)	33,102
3,000	Cheung Kong Infrastructure Holdings Ltd. (Electric Utilities)	26,264
1,000	Cheung Kong Property Holdings Ltd. (Real Estate Management & Development)	7,174
65,000	China Agri-Industries Holdings Ltd.* (Food Products)	32,151
35,000	China CITIC Bank Corp. Ltd. Series H (Banks)	22,156
12,000	China Everbright Ltd. (Capital Markets)	27,413
32,000	China Gas Holdings Ltd. (Gas Utilities)	50,171
16,000	China Resources Land Ltd. (Real Estate Management & Development)	44,348
2,200	China Taiping Insurance Holdings Co. Ltd.* (Insurance)	5,487
2,500	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	31,218
4,000	CLP Holdings Ltd. (Electric Utilities)	42,185
4,000	COSCO SHIPPING Ports Ltd. (Transportation Infrastructure)	4,381
178,000	CP Pokphand Co. Ltd. (Food Products)	15,306
8,400	Dah Sing Financial Group Ltd. (Banks)	63,679
4,000	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	35,580
41,100	Esprit Holdings Ltd.* (Specialty Retail)	31,887
54,000	Far East Horizon Ltd. (Diversified Financial Services)	49,674
82,000	First Pacific Co. Ltd. (Diversified Financial Services)	63,142
3,500	Fosun International Ltd. (Industrial Conglomerates)	5,301
135,000	Fullshare Holdings Ltd. (Real Estate Management & Development)	43,998
61,000	GCL-Poly Energy Holdings Ltd.* (Semiconductors & Semiconductor Equipment)	7,372
3,000	Haier Electronics Group Co. Ltd. (Household Durables)	6,966

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
50,000	Haitong International Securities Group Ltd. (Capital Markets)	$27,079
10,000	Hang Lung Group Ltd. (Real Estate Management & Development)	41,699
3,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	7,868
300	Hang Seng Bank Ltd. (Banks)	6,082
1,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	6,338
3,000	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	5,994
4,700	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	36,223
19,000	Hopewell Holdings Ltd. (Industrial Conglomerates)	72,488
21,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	99,038
200	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	12,906
600	Jardine Strategic Holdings Ltd. (Industrial Conglomerates)	25,354
10,000	Kerry Properties Ltd. (Real Estate Management & Development)	37,383
2,000	Kingboard Chemical Holdings Ltd. (Electronic Equipment, Instruments & Components)	7,212
12,000	Kingston Financial Group Ltd. (Capital Markets)	4,150
14,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	5,868
10,500	Link REIT (Equity Real Estate Investment Trusts (REITs))	75,474
69,000	Melco International Development Ltd. (Hotels, Restaurants & Leisure)	141,661
8,000	Minth Group Ltd. (Auto Components)	29,689
18,500	MTR Corp. Ltd. (Road & Rail)	106,434
27,000	New World Development Co. Ltd. (Real Estate Management & Development)	33,575
25,000	Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	26,962
51,000	NWS Holdings Ltd. (Industrial Conglomerates)	95,775
101,000	PCCW Ltd. (Diversified Telecommunication Services)	57,022
4,000	PICC Property and Casualty Co. Ltd. Class H (Insurance)	6,438
7,500	Power Assets Holdings Ltd. (Electric Utilities)	67,456
55,200	Sands China Ltd. (Hotels, Restaurants & Leisure)	250,008
14,500	Shimao Property Holdings Ltd. (Real Estate Management & Development)	23,273
67,000	Sino Biopharmaceutical Ltd (Pharmaceuticals)	55,100
20,058	Sino Land Co. Ltd. (Real Estate Management & Development)	33,943

Common Stocks – (continued)
Hong Kong – (continued)
63,000	Sino-Ocean Group Holding Ltd. (Real Estate Management & Development)	30,732
40,000	Sun Art Retail Group Ltd. (Food & Staples Retailing)	41,243
2,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	29,970
2,500	Swire Pacific Ltd. Class A (Real Estate Management & Development)	24,107
10,800	Swire Properties Ltd. (Real Estate Management & Development)	36,208
8,500	Techtronic Industries Co. Ltd. (Household Durables)	36,468
7,660	The Bank of East Asia Ltd. (Banks)	31,676
4,000	The Wharf Holdings Ltd. (Real Estate Management & Development)	34,104
36,000	Vitasoy International Holdings Ltd. (Food Products)	71,061
2,800	VTech Holdings Ltd. (Communications Equipment)	35,459
55,000	WH Group Ltd.(a) (Food Products)	49,143
5,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	38,947
3,200	Wynn Macau Ltd.* (Hotels, Restaurants & Leisure)	7,035
230,000	Xinyi Glass Holdings Ltd. (Auto Components)	203,818
33,500	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	132,435

		3,668,693

Hungary – 0.1%
15,273	Magyar Telekom Telecommunications PLC (Diversified Telecommunication Services)	25,541
2,141	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	161,078
6,279	OTP Bank PLC (Banks)	176,547
6,077	Richter Gedeon Nyrt (Pharmaceuticals)	147,162

		510,328

India – 1.7%
8,178	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	41,659
10,673	Ambuja Cements Ltd. (Construction Materials)	40,797
267	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	5,119
19,130	Ashok Leyland Ltd. (Machinery)	25,396
4,009	Asian Paints Ltd. (Chemicals)	69,846
4,208	Aurobindo Pharma Ltd. (Pharmaceuticals)	39,677
4,143	Axis Bank Ltd. (Banks)	32,806
258	Bajaj Auto Ltd. (Automobiles)	11,486
1,741	Bajaj Finance Ltd. (Consumer Finance)	34,510
115	Bajaj Finserv Ltd. (Insurance)	8,180
1,682	Bharat Forge Ltd. (Auto Components)	29,931

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
2,272	Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	$25,404
15,455	Bharti Airtel Ltd (Wireless Telecommunication Services)	85,293
14,434	Bharti Infratel Ltd. (Diversified Telecommunication Services)	79,660
64	Bosch Ltd. (Auto Components)	22,862
3,388	Cipla Ltd. (Pharmaceuticals)	29,359
31,148	Cipla Ltd. GDR (Pharmaceuticals)	269,926
6,313	Coal India Ltd. (Oil, Gas & Consumable Fuels)	27,149
1,399	Cummins India Ltd. (Machinery)	21,677
13,764	Dabur India Ltd. (Personal Products)	61,334
12,113	DLF Ltd. (Real Estate Management & Development)	35,034
130	Dr Reddy’s Laboratories Ltd. (Pharmaceuticals)	5,252
8,846	Dr. Reddy’s Laboratories Ltd. ADR (Pharmaceuticals)	361,359
129	Eicher Motors Ltd. (Machinery)	52,211
8,278	GAIL India Ltd. (Gas Utilities)	54,520
2,496	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)	34,724
1,561	Godrej Consumer Products Ltd. (Personal Products)	42,290
3,167	Havells India Ltd. (Electrical Equipment)	23,839
4,150	HCL Technologies Ltd. (IT Services)	52,510
631	HDFC Bank Ltd. (Banks)	15,412
24,480	HDFC Bank Ltd. ADR (Banks)	1,948,853
1,045	Hero MotoCorp Ltd. (Automobiles)	53,913
12,311	Hindalco Industries Ltd. (Metals & Mining)	38,150
3,970	Hindustan Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	33,087
6,075	Hindustan Unilever Ltd. (Household Products)	88,288
2,788	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	66,569
1,272	ICICI Bank Ltd. (Banks)	5,485
11,690	ICICI Bank Ltd. ADR (Banks)	100,183
23,540	Idea Cellular Ltd. (Wireless Telecommunication Services)	31,451
509	Indiabulls Housing Finance Ltd. (Thrifts & Mortgage Finance)	8,046
18,764	Indiabulls Real Estate Ltd.* (Real Estate Management & Development)	43,709
28,467	Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)	194,830
300	IndusInd Bank Ltd. (Banks)	6,737
324	Infosys Ltd. (IT Services)	4,628
43,632	Infosys Ltd. ADR (IT Services)	635,282
18,227	ITC Ltd. (Tobacco)	78,701
27,517	JSW Steel Ltd. (Metals & Mining)	85,121
1,939	Kotak Mahindra Bank Ltd. (Banks)	27,182
1,066	Larsen & Toubro Ltd. (Construction & Engineering)	28,984

Common Stocks – (continued)
India – (continued)
2,074	LIC Housing Finance Ltd. (Thrifts & Mortgage Finance)	21,559
1,384	Lupin Ltd. (Pharmaceuticals)	28,793
1,588	Mahindra & Mahindra Ltd. (Automobiles)	32,968
13,348	Marico Ltd. (Personal Products)	65,402
638	Maruti Suzuki India Ltd. (Automobiles)	64,665
1,019	Motherson Sumi Systems Ltd. (Auto Components)	6,356
477	Nestle India Ltd. (Food Products)	49,654
57,851	NHPC Ltd. (Independent Power and Renewable Electricity Producers)	28,552
28,135	NTPC Ltd. (Independent Power and Renewable Electricity Producers)	71,929
11,011	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	31,911
1,524	Piramal Enterprises Ltd. (Pharmaceuticals)	59,096
16,798	Power Grid Corp. of India Ltd. (Electric Utilities)	54,274
6,016	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	130,377
3,486	Reliance Infrastructure Ltd. (Electric Utilities)	32,310
26	Shree Cement Ltd. (Construction Materials)	7,755
1,403	Shriram Transport Finance Co. Ltd. (Consumer Finance)	22,648
1,445	Siemens Ltd. (Industrial Conglomerates)	29,481
5,714	State Bank of India (Banks)	25,713
14,574	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	145,409
4,151	Tata Consultancy Services Ltd. (IT Services)	146,640
80,746	Tata Global Beverages Ltd. GDR (Food Products)	192,257
8,661	Tata Motors Ltd. ADR (Automobiles)	308,938
5,472	Tata Steel Ltd. (Metals & Mining)	38,214
13,736	The Tata Power Co. Ltd. (Electric Utilities)	18,002
2,069	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	15,116
758	UltraTech Cement Ltd. (Construction Materials)	50,065
555	United Spirits Ltd.* (Beverages)	16,185
4,275	UPL Ltd. (Chemicals)	53,566
6,384	Vedanta Ltd. (Metals & Mining)	24,140
3,703	Wipro Ltd. (IT Services)	28,450
1,231	Yes Bank Ltd. (Banks)	31,204
3,102	Zee Entertainment Enterprises Ltd. (Media)	25,400

		6,975,450

Indonesia – 0.6%
380,900	Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	50,651

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Indonesia – (continued)
43,700	AKR Corporindo Tbk PT (Trading Companies & Distributors)	$22,184
384,700	Aneka Tambang Persero Tbk PT* (Metals & Mining)	20,059
123,200	Astra International Tbk PT (Automobiles)	82,579
43,000	Bank Central Asia Tbk PT (Banks)	57,187
438,600	Bank Mandiri Persero Tbk PT (Banks)	383,843
174,000	Bank Negara Indonesia Persero Tbk PT (Banks)	83,095
474,400	Bank Rakyat Indonesia Persero Tbk PT (Banks)	458,297
225,800	Bumi Serpong Damai Tbk PT (Real Estate Management & Development)	30,324
19,800	Charoen Pokphand Indonesia Tbk PT (Food Products)	4,739
247,900	Ciputra Development Tbk PT (Real Estate Management & Development)	23,806
16,200	Gudang Garam Tbk PT (Tobacco)	80,629
1,582,400	Hanson International Tbk PT* (Real Estate Management & Development)	16,476
26,800	Indocement Tunggal Prakarsa Tbk PT (Construction Materials)	34,028
76,200	Indofood Sukses Makmur Tbk PT (Food Products)	47,755
84,684	Jasa Marga Persero Tbk PT (Transportation Infrastructure)	29,466
752,600	Kalbe Farma Tbk PT (Pharmaceuticals)	89,368
461,000	Lippo Karawaci Tbk PT (Real Estate Management & Development)	27,323
28,700	Matahari Department Store Tbk PT (Multiline Retail)	31,437
157,500	Mitra Keluarga Karyasehat Tbk PT (Health Care Providers & Services)	30,013
94,590	Pembangunan Perumahan Persero Tbk PT (Construction & Engineering)	22,551
311,700	Perusahaan Gas Negara Persero Tbk (Gas Utilities)	56,684
95,600	PT Hanjaya Mandala Sampoerna Tbk PT (Tobacco)	27,347
169,000	Semen Indonesia Persero Tbk PT (Construction Materials)	111,772
940,300	Sugih Energy Tbk PT* (Oil, Gas & Consumable Fuels)	8,042
28,500	Tambang Batubara Bukit Asam Persero Tbk PT (Oil, Gas & Consumable Fuels)	27,024
1,378,800	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	454,847
46,100	Tower Bersama Infrastructure Tbk PT (Diversified Telecommunication Services)	20,225
19,300	Unilever Indonesia Tbk PT (Household Products)	64,435

Common Stocks – (continued)
Indonesia – (continued)
39,900	United Tractors Tbk PT (Oil, Gas & Consumable Fuels)	80,447
137,200	Waskita Karya Persero Tbk PT (Construction & Engineering)	24,601

		2,501,234

Ireland – 0.9%
9,841	Accenture PLC Class A (IT Services)	1,193,713
230,862	Bank of Ireland* (Banks)	58,117
817	CRH PLC (Construction Materials)	29,758
2,833	DCC PLC (Industrial Conglomerates)	261,588
1,197	Eaton Corp. PLC (Electrical Equipment)	90,541
3,452	Glanbia PLC (Food Products)	67,384
9,518	ICON PLC* (Life Sciences Tools & Services)	804,176
1,758	Ingersoll-Rand PLC (Machinery)	156,022
1,358	Johnson Controls International PLC (Building Products)	56,452
322	Kerry Group PLC Class A (Food Products)	26,314
1,190	Kingspan Group PLC (Building Products)	41,396
2,090	Medtronic PLC (Health Care Equipment & Supplies)	173,658
1,200	Pentair PLC (Machinery)	77,412
1,700	Perrigo Co. PLC (Pharmaceuticals)	125,698
1,420	Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	59,825
9,246	Smurfit Kappa Group PLC (Containers & Packaging)	247,662
14,486	UDG Healthcare PLC (Health Care Providers & Services)	140,304

		3,610,020

Israel – 0.3%
479	Airport City Ltd.* (Real Estate Management & Development)	6,336
1,904	Alony Hetz Properties & Investments Ltd. (Real Estate Management & Development)	17,631
6,345	Amot Investments Ltd. (Real Estate Management & Development)	30,225
631	Azrieli Group Ltd. (Real Estate Management & Development)	33,565
1,064	Bank Hapoalim BM (Banks)	6,642
4,184	Bank Leumi Le-Israel BM* (Banks)	19,567
24	Bayside Land Corp. (Real Estate Management & Development)	10,463
1,417	Bezeq The Israeli Telecommunication Corp. Ltd. (Diversified Telecommunication Services)	2,381
1,300	Check Point Software Technologies Ltd.* (Software)	135,213
377	Clal Insurance Enterprises Holdings Ltd.* (Insurance)	6,121
1,319	Delek Automotive Systems Ltd. (Specialty Retail)	11,581

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Israel – (continued)
20	Delek Energy Systems Ltd.* (Oil, Gas & Consumable Fuels)	$10,950
47	Elbit Systems Ltd. (Aerospace & Defense)	5,600
1,207	First International Bank Of Israel Ltd. (Banks)	19,890
549	Gazit-Globe Ltd. (Real Estate Management & Development)	5,568
1,075	Harel Insurance Investments & Financial Services Ltd. (Insurance)	5,723
66	IDI Insurance Co. Ltd. (Insurance)	3,519
77,667	Israel Discount Bank Class A* (Banks)	188,045
129	Jerusalem Oil Exploration* (Oil, Gas & Consumable Fuels)	7,494
222	Melisron Ltd. (Real Estate Management & Development)	12,089
11,704	Mizrahi Tefahot Bank Ltd. (Banks)	188,802
75,624	Oil Refineries Ltd. (Oil, Gas & Consumable Fuels)	30,020
5,875	Orbotech Ltd.* (Electronic Equipment, Instruments & Components)	193,464
2,421	Shikun & Binui Ltd. (Construction & Engineering)	6,350
1,094	Shufersal Ltd. (Food & Staples Retailing)	5,392
400	SodaStream International Ltd.* (Household Durables)	21,756
5,454	Tower Semiconductor Ltd.* (Semiconductors & Semiconductor Equipment)	117,370
3,039	Wix.com Ltd.* (Internet Software & Services)	250,566

		1,352,323

Italy – 1.0%
27,972	A2A SpA (Multi-Utilities)	41,576
15,036	Amplifon SpA (Health Care Providers & Services)	192,072
2,109	Assicurazioni Generali SpA (Insurance)	33,407
17,420	Astaldi SpA (Construction & Engineering)	114,262
1,035	Atlantia SpA (Transportation Infrastructure)	26,247
12,759	Banco BPM SpA (Banks)	37,263
6,638	BPER Banca (Banks)	36,314
7,364	Buzzi Unicem SpA (Construction Materials)	189,228
5,911	Davide Campari-Milano SpA (Beverages)	69,894
6,998	Enel SpA (Electric Utilities)	33,270
1,831	Eni SpA (Oil, Gas & Consumable Fuels)	28,401
286	Ferrari NV (Automobiles)	21,512
17,538	Intesa Sanpaolo SpA (Banks)	51,195
79,728	Iren SpA (Multi-Utilities)	168,050
2,425	Leonardo SpA* (Aerospace & Defense)	38,108
11,641	Luxottica Group SpA (Textiles, Apparel & Luxury Goods)	672,974

Common Stocks – (continued)
Italy – (continued)
11,317	Mediobanca SpA (Banks)	108,831
13,174	Moncler SpA (Textiles, Apparel & Luxury Goods)	324,937
1,389	Poste Italiane SpA(a) (Insurance)	9,517
1,700	PRADA SpA (Textiles, Apparel & Luxury Goods)	7,977
1,271	Prysmian SpA (Electrical Equipment)	36,679
8,273	Recordati SpA (Pharmaceuticals)	306,490
122,125	Saipem SpA* (Energy Equipment & Services)	52,567
14,173	Snam SpA (Oil, Gas & Consumable Fuels)	62,617
10,271	Societa Iniziative Autostradali e Servizi SpA (Transportation Infrastructure)	103,491
36,813	Telecom Italia SpA* (Diversified Telecommunication Services)	32,675
12,473	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	62,887
57,814	UniCredit SpA* (Banks)	941,356
8,055	Unione di Banche Italiane SpA (Banks)	33,940
28,866	UnipolSai Assicurazioni SpA (Insurance)	66,308
1,098	Yoox Net-A-Porter Group SpA* (Internet & Direct Marketing Retail)	29,176

		3,933,221

Japan – 5.9%
16	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	76,214
31	Advance Residence Investment Corp. (Equity Real Estate Investment Trusts (REITs))	81,607
4,500	AEON Co. Ltd. (Food & Staples Retailing)	66,694
2,000	Air Water, Inc. (Chemicals)	38,522
1,400	Aisin Seiki Co. Ltd. (Auto Components)	68,568
600	Ajinomoto Co., Inc. (Food Products)	11,674
2,000	Alfresa Holdings Corp. (Health Care Providers & Services)	36,115
4,600	Alps Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	135,202
5,300	Amada Holdings Co. Ltd. (Machinery)	63,013
23,000	ANA Holdings, Inc. (Airlines)	69,282
12,000	Aozora Bank Ltd. (Banks)	43,725
6,000	Asahi Glass Co. Ltd. (Building Products)	51,987
5,100	Asahi Group Holdings Ltd. (Beverages)	192,678
9,000	Asahi Kasei Corp. (Chemicals)	85,820
200	Asics Corp. (Textiles, Apparel & Luxury Goods)	3,536
400	Astellas Pharma, Inc. (Pharmaceuticals)	5,268
900	Bandai Namco Holdings, Inc. (Leisure Products)	28,248
5,100	BML, Inc. (Health Care Providers & Services)	111,317
1,300	Bridgestone Corp. (Auto Components)	54,225

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
1,700	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	$34,979
800	Calbee, Inc. (Food Products)	27,969
1,400	Canon, Inc. (Technology Hardware, Storage & Peripherals)	46,463
2,000	Casio Computer Co. Ltd. (Household Durables)	28,187
4,400	Century Tokyo Leasing Corp. (Diversified Financial Services)	151,660
2,400	Chubu Electric Power Co., Inc. (Electric Utilities)	32,225
5,500	Coca-Cola West Holdings Co. Ltd. (Beverages)	163,996
3,700	Concordia Financial Group Ltd. (Banks)	17,001
2,000	Credit Saison Co. Ltd. (Consumer Finance)	36,443
4,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	44,531
1,400	Dai-ichi Life Holdings, Inc. (Insurance)	23,856
2,800	Daicel Corp. (Chemicals)	32,143
2,800	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	62,227
2,600	Daiichikosho Co. Ltd. (Media)	112,845
100	Daikin Industries Ltd. (Building Products)	9,711
4,400	Daikyonishikawa Corp. (Auto Components)	55,934
200	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	29,431
3	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	7,584
3,000	Daiwa Securities Group, Inc. (Capital Markets)	18,250
200	Dena Co. Ltd. (Internet Software & Services)	4,283
32,000	Denka Co. Ltd (Chemicals)	164,874
900	Denso Corp. (Auto Components)	38,842
200	Dentsu, Inc. (Media)	11,267
6,800	DIC Corp. (Chemicals)	242,029
400	Disco Corp. (Semiconductors & Semiconductor Equipment)	63,271
100	Don Quijote Holdings Co. Ltd. (Multiline Retail)	3,647
4,600	DTS Corp. (IT Services)	120,767
10,500	East Japan Railway Co. (Road & Rail)	942,298
4,000	Ebara Corp. (Machinery)	121,855
3,200	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	74,234
3,000	Ezaki Glico Co. Ltd. (Food Products)	158,093
6,200	F.C.C. Co. Ltd. (Auto Components)	118,383
1,600	FamilyMart UNY Holdings Co. Ltd. (Food & Staples Retailing)	90,443
12,000	Fuji Electric Co. Ltd. (Electrical Equipment)	65,775

Common Stocks – (continued)
Japan – (continued)
900	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	33,403
24,900	Fujikura Ltd. (Electrical Equipment)	187,198
14,000	Fujitsu Ltd. (IT Services)	87,392
2,500	Fukui Computer Holdings, Inc. (Software)	65,650
8,000	Fukuoka Financial Group, Inc. (Banks)	36,495
70	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	78,888
1,000	Hakuhodo DY Holdings, Inc. (Media)	12,173
700	Hamamatsu Photonics KK (Electronic Equipment, Instruments & Components)	20,584
2,000	Hankyu Hanshin Holdings, Inc. (Road & Rail)	66,067
19,700	Haseko Corp. (Household Durables)	224,868
2,900	Hino Motors Ltd. (Machinery)	36,387
200	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	26,880
600	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	30,716
139,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	767,887
29,700	Hitachi Zosen Corp. (Machinery)	172,485
1,000	Honda Motor Co. Ltd. (Automobiles)	29,106
800	Hoshizaki Corp. (Machinery)	66,746
200	Hoya Corp. (Health Care Equipment & Supplies)	9,552
500	Hulic Co. Ltd. (Real Estate Management & Development)	4,710
600	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	19,188
20,000	IHI Corp.* (Machinery)	67,728
3,500	Inpex Corp. (Oil, Gas & Consumable Fuels)	33,538
2,300	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	25,133
900	Isuzu Motors Ltd. (Automobiles)	12,207
2,400	Itochu Corp. (Trading Companies & Distributors)	33,960
1,900	J. Front Retailing Co. Ltd. (Multiline Retail)	27,388
4,000	Jafco Co. Ltd. (Capital Markets)	142,480
24,700	Japan Airlines Co. Ltd. (Airlines)	780,059
250	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	170,396
1,800	Japan Post Bank Co. Ltd. (Banks)	22,419
600	Japan Post Holdings Co. Ltd. (Insurance)	7,433
9	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts (REITs))	33,790
6	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	31,595

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
13	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	$25,396
500	Japan Tobacco, Inc. (Tobacco)	16,638
1,500	JFE Holdings, Inc. (Metals & Mining)	25,585
3,000	JGC Corp. (Construction & Engineering)	52,386
1,900	JSR Corp. (Chemicals)	34,724
3,800	JTEKT Corp. (Machinery)	59,941
15,700	JXTG Holdings, Inc. (Oil, Gas & Consumable Fuels)	70,839
9,000	K’s Holdings Corp. (Specialty Retail)	173,128
16,000	Kajima Corp. (Construction & Engineering)	108,643
5,200	Kanamoto Co. Ltd. (Trading Companies & Distributors)	140,988
5,000	Kaneka Corp. (Chemicals)	39,424
400	Kansai Paint Co. Ltd. (Chemicals)	8,856
8,000	Kawasaki Heavy Industries Ltd. (Machinery)	24,221
38,500	KDDI Corp. (Wireless Telecommunication Services)	1,020,790
2,000	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	12,577
5,000	Keikyu Corp. (Road & Rail)	57,394
1,000	Keio Corp. (Road & Rail)	8,002
1,000	Keisei Electric Railway Co. Ltd. (Road & Rail)	23,781
1,300	Kewpie Corp. (Food Products)	33,079
2,710	Keyence Corp. (Electronic Equipment, Instruments & Components)	1,089,458
10,000	Kinden Corp. (Construction & Engineering)	151,291
7,000	Kintetsu Group Holdings Co. Ltd. (Road & Rail)	25,562
1,900	Kirin Holdings Co. Ltd. (Beverages)	36,989
700	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	36,721
2,000	Kobe Steel Ltd.* (Metals & Mining)	17,762
100	Koito Manufacturing Co. Ltd. (Auto Components)	5,158
27,300	Komatsu Ltd. (Machinery)	729,498
2,000	Konami Holdings Corp. (Software)	83,255
6,600	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	58,427
4,700	Kuraray Co. Ltd. (Chemicals)	75,854
3,000	Kurita Water Industries Ltd. (Machinery)	77,469
1,300	Kyocera Corp. (Electronic Equipment, Instruments & Components)	73,626
3,200	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals)	54,979
4,600	Kyudenko Corp. (Construction & Engineering)	131,817
3,800	Kyushu Electric Power Co., Inc. (Electric Utilities)	40,990
1,500	Kyushu Financial Group, Inc. (Banks)	9,338
300	Lawson, Inc. (Food & Staples Retailing)	19,905

Common Stocks – (continued)
Japan – (continued)
11,000	Lion Corp. (Household Products)	198,770
4,200	LIXIL Group Corp. (Building Products)	104,970
300	M3, Inc. (Health Care Technology)	7,667
100	Mabuchi Motor Co. Ltd. (Electrical Equipment)	5,643
14,000	Maeda Corp. (Construction & Engineering)	128,747
1,000	Makita Corp. (Machinery)	35,680
5,400	Marubeni Corp. (Trading Companies & Distributors)	33,284
2,000	Marui Group Co. Ltd. (Multiline Retail)	27,391
1,900	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	95,290
400	Mazda Motor Corp. (Automobiles)	5,863
12,100	MCJ Co. Ltd. (Technology Hardware, Storage & Peripherals)	139,546
31	MCUBS MidCity Investment Corp. (Equity Real Estate Investment Trusts (REITs))	92,585
45,200	Mebuki Financial Group, Inc. (Banks)	177,357
1,800	Medipal Holdings Corp. (Health Care Providers & Services)	29,822
4,700	Megmilk Snow Brand Co. Ltd. (Food Products)	140,265
100	MEIJI Holdings Co. Ltd. (Food Products)	8,486
5,700	MINEBEA MITSUMI, Inc. (Machinery)	82,461
600	Miraca Holdings, Inc. (Health Care Providers & Services)	27,664
1,900	MISUMI Group, Inc. (Trading Companies & Distributors)	35,996
4,300	Mitsubishi Chemical Holdings Corp. (Chemicals)	33,657
1,600	Mitsubishi Corp. (Trading Companies & Distributors)	34,528
1,000	Mitsubishi Electric Corp. (Electrical Equipment)	13,940
1,000	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	21,368
2,000	Mitsubishi Heavy Industries Ltd. (Machinery)	8,002
1,000	Mitsubishi Materials Corp. (Metals & Mining)	29,738
13,800	Mitsubishi Motors Corp. (Automobiles)	88,383
6,600	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	134,065
1,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	7,634
4,900	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	25,607
4,200	Mitsui & Co. Ltd. (Trading Companies & Distributors)	59,306
14,000	Mitsui Chemicals, Inc. (Chemicals)	71,634
1,000	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	21,974
10,000	Mitsui OSK Lines Ltd. (Marine)	30,616
16,700	Mizuho Financial Group, Inc. (Banks)	30,526

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
17,000	Morinaga Milk Industry Co. Ltd. (Food Products)	$134,387
200	MS & AD Insurance Group Holdings, Inc. (Insurance)	6,516
1,400	Nabtesco Corp. (Machinery)	39,690
17,000	Nagoya Railroad Co. Ltd. (Road & Rail)	78,096
7,000	Nankai Electric Railway Co. Ltd. (Road & Rail)	34,425
26,000	NEC Corp. (Technology Hardware, Storage & Peripherals)	64,648
600	Nexon Co. Ltd. (Software)	10,200
2,900	NGK Spark Plug Co. Ltd. (Auto Components)	62,893
5,000	NH Foods Ltd. (Food Products)	142,515
4,800	Nichiha Corp. (Building Products)	150,575
12,200	Nichirei Corp. (Food Products)	303,689
300	Nidec Corp. (Electrical Equipment)	27,526
18,300	Nikon Corp. (Household Durables)	261,240
3	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	15,959
12,000	Nippon Express Co. Ltd. (Road & Rail)	65,874
40	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	84,526
3,300	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	175,490
300	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	6,756
1,200	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	51,427
15,000	Nippon Yusen Kabushiki Kaisha* (Marine)	30,158
1,000	Nissan Chemical Industries Ltd. (Chemicals)	31,015
2,900	Nissan Motor Co. Ltd. (Automobiles)	27,624
4,400	Nisshin Seifun Group, Inc. (Food Products)	67,605
800	Nissin Foods Holdings Co. Ltd. (Food Products)	45,810
400	Nitori Holdings Co. Ltd. (Specialty Retail)	52,045
1,400	Nomura Holdings, Inc. (Capital Markets)	8,402
19	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	27,385
700	Nomura Research Institute Ltd. (IT Services)	24,375
2,400	NSK Ltd. (Machinery)	32,820
700	NTT Data Corp. (IT Services)	32,504
600	NTT DOCOMO, Inc. (Wireless Telecommunication Services)	14,518
11,500	Obayashi Corp. (Construction & Engineering)	111,652
200	Obic Co. Ltd. (IT Services)	10,801
1,000	Odakyu Electric Railway Co. Ltd. (Road & Rail)	19,413

Common Stocks – (continued)
Japan – (continued)
7,000	Oji Holdings Corp. (Paper & Forest Products)	33,880
6,700	Okamura, Corp. (Commercial Services & Supplies)	59,325
700	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	40,204
500	ORIX Corp. (Diversified Financial Services)	7,630
47	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	74,533
10,000	Osaka Gas Co. Ltd. (Gas Utilities)	37,432
1,400	Otsuka Corp. (IT Services)	74,991
1,700	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	78,300
800	Panasonic Corp. (Household Durables)	9,548
2,500	Park24 Co. Ltd. (Commercial Services & Supplies)	64,505
200	Pigeon Corp. (Household Products)	6,190
200	Recruit Holdings Co. Ltd. (Professional Services)	10,101
9,500	Resona Holdings, Inc. (Banks)	52,812
4,000	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	33,342
900	Rinnai Corp. (Household Durables)	74,842
1,100	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	77,251
100	Ryohin Keikaku Co. Ltd. (Multiline Retail)	22,552
400	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	5,623
2,200	Sanyo Chemical Industries Ltd. (Chemicals)	98,653
200	Secom Co. Ltd. (Commercial Services & Supplies)	14,507
1,800	Sega Sammy Holdings, Inc. (Leisure Products)	24,168
1,700	Seibu Holdings, Inc. (Industrial Conglomerates)	29,699
3,700	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	75,788
11,300	Seino Holdings Co. Ltd. (Road & Rail)	130,875
3,700	Sekisui Chemical Co. Ltd. (Household Durables)	62,099
2,100	Sekisui House Ltd. (Household Durables)	34,885
3,000	Sharp Corp.* (Household Durables)	10,819
1,000	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	16,976
1,200	Shimamura Co. Ltd. (Specialty Retail)	164,234
10,000	Shimizu Corp. (Construction & Engineering)	95,899
500	Shin-Etsu Chemical Co. Ltd. (Chemicals)	43,459
14,000	Shinmaywa Industries Ltd. (Machinery)	117,984
23,000	Shinsei Bank Ltd. (Banks)	42,942
100	Shionogi & Co. Ltd. (Pharmaceuticals)	5,143
200	Shiseido Co. Ltd. (Personal Products)	5,411
100	SMC Corp. (Machinery)	28,159

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
1,000	Sogo Medical Co. Ltd. (Food & Staples Retailing)	$39,383
100	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	4,364
12,600	Sojitz Corp. (Trading Companies & Distributors)	32,033
600	Sompo Holdings, Inc. (Insurance)	22,674
1,000	Square Enix Co. Ltd. (Software)	28,792
2,400	Stanley Electric Co. Ltd. (Auto Components)	70,277
1,400	Start Today Co. Ltd. (Internet & Direct Marketing Retail)	29,874
2,000	Sumitomo Chemical Co. Ltd. (Chemicals)	11,285
2,500	Sumitomo Corp. (Trading Companies & Distributors)	33,408
4,700	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals)	77,189
2,300	Sumitomo Electric Industries Ltd. (Auto Components)	37,563
13,200	Sumitomo Forestry Co. Ltd. (Household Durables)	202,108
26,000	Sumitomo Heavy Industries Ltd. (Machinery)	181,378
2,000	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	27,083
10,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	371,279
1,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	34,241
3,700	Sumitomo Rubber Industries Ltd. (Auto Components)	66,595
1,400	Suntory Beverage & Food Ltd. (Beverages)	63,076
1,100	Suruga Bank Ltd. (Banks)	22,997
1,900	Suzuken Co. Ltd. (Health Care Providers & Services)	62,873
800	Suzuki Motor Corp. (Automobiles)	33,442
9,851	Sysmex Corp. (Health Care Equipment & Supplies)	600,001
600	T&D Holdings, Inc. (Insurance)	8,900
30,000	Taiheiyo Cement Corp. (Construction Materials)	99,695
5,000	Taisei Corp. (Construction & Engineering)	38,127
800	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	65,825
100	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	4,792
500	TDK Corp. (Electronic Equipment, Instruments & Components)	30,978
4,000	Teijin Ltd. (Chemicals)	77,501
1,400	Temp Holdings Co. Ltd. (Professional Services)	26,345
300	Terumo Corp. (Health Care Equipment & Supplies)	10,940

Common Stocks – (continued)
Japan – (continued)
39,000	The 77 Bank Ltd. (Banks)	168,675
2,000	The Bank of Kyoto Ltd. (Banks)	15,824
4,000	The Chiba Bank Ltd. (Banks)	26,796
5,600	The Chugoku Electric Power Co., Inc. (Electric Utilities)	61,048
5,000	The Furukawa Electric Co. Ltd. (Electrical Equipment)	202,409
1,700	The Hachijuni Bank Ltd. (Banks)	10,035
2,000	The Hiroshima Bank Ltd. (Banks)	8,630
3,200	The Kansai Electric Power Co., Inc. (Electric Utilities)	43,245
2,000	The Shizuoka Bank Ltd. (Banks)	16,865
2,800	The Tokyo Electric Power Co., Inc.* (Electric Utilities)	10,876
4,500	TIS, Inc. (IT Services)	113,426
13,000	Tobu Railway Co. Ltd. (Road & Rail)	65,933
23,000	Toda Corp. (Construction & Engineering)	141,982
1,400	Toho Co. Ltd. (Media)	40,184
7,000	Toho Gas Co. Ltd. (Gas Utilities)	50,036
2,500	Tohoku Electric Power Co., Inc. (Electric Utilities)	33,330
300	Tokio Marine Holdings, Inc. (Insurance)	12,627
200	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	24,279
8,000	Tokyo Gas Co. Ltd. (Gas Utilities)	37,143
2,300	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	31,423
1,900	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	10,363
6,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	60,401
4,000	Toray Industries, Inc. (Chemicals)	35,402
3,100	Toridoll Holdings Corp. (Hotels, Restaurants & Leisure)	74,643
7,600	Toshiba Plant Systems & Services Corp. (Construction & Engineering)	123,649
30,000	Tosoh Corp. (Chemicals)	281,958
100	TOTO Ltd. (Building Products)	3,817
8,600	Towa Corp. (Semiconductors & Semiconductor Equipment)	145,965
1,300	Toyo Seikan Group Holdings Ltd. (Containers & Packaging)	21,802
1,000	Toyo Suisan Kaisha Ltd. (Food Products)	37,558
600	Toyota Industries Corp. (Auto Components)	29,889
500	Toyota Motor Corp. (Automobiles)	27,060
1,200	Toyota Tsusho Corp. (Trading Companies & Distributors)	37,888
800	Trend Micro, Inc. (Software)	35,199
1,400	Tsuruha Holdings, Inc. (Food & Staples Retailing)	141,718
4,700	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	220,655
8,600	Unipres Corp. (Auto Components)	182,186
41	United Urban Investment Corp. (Equity Real Estate Investment Trusts (REITs))	61,974

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
700	USS Co. Ltd. (Specialty Retail)	$12,370
5,800	Valor Holdings Co. Ltd. (Food & Staples Retailing)	138,647
500	West Japan Railway Co. (Road & Rail)	33,409
100	Yakult Honsha Co. Ltd. (Food Products)	5,687
50,000	Yamada Denki Co. Ltd. (Specialty Retail)	262,580
300	Yamaha Corp. (Leisure Products)	8,316
1,300	Yamaha Motor Co. Ltd. (Automobiles)	30,873
300	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	6,482
3,000	Yamazaki Baking Co. Ltd. (Food Products)	63,320
600	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	11,459
7,000	Yokogawa Bridge Holdings Corp. (Construction & Engineering)	86,408
5,200	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	80,367
3,700	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	133,847
18,000	Zeon Corp. (Chemicals)	204,946

		24,544,590

Jordan – 0.1%
581	Al-Eqbal Investment Co. PLC (Tobacco)	18,997
8,100	Arab Bank PLC (Banks)	70,092
4,867	Bank of Jordan (Banks)	17,903
3,707	Jordan Islamic Bank (Banks)	21,943
6,041	Jordan Petroleum Refinery Co. (Oil, Gas & Consumable Fuels)	29,883
5,022	Jordan Telecommunications Co. PSC (Diversified Telecommunication Services)	15,996
5,828	Jordanian Electric Power Co. (Electric Utilities)	18,398
1,020	The Arab Potash (Chemicals)	27,313

		220,525

Kazakhstan – 0.0%
7,353	Halyk Savings Bank of Kazakhstan JSC GDR* (Banks)	55,147
4,870	KazMunaiGas Exploration Production JSC GDR* (Oil, Gas & Consumable Fuels)	47,239
6,551	KCell JSC (Wireless Telecommunication Services)	22,601

		124,987

Lebanon – 0.0%
5,443	Bank Audi SAL GDR (Banks)	35,379
1,131	BLOM Bank SAL GDR (Banks)	13,007
4,858	Solidere GDR (Real Estate Management & Development)	42,750

		91,136

Common Stocks – (continued)
Liberia – 0.0%
1,552	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	$165,443

Luxembourg – 0.2%
2,200	Adecoagro SA* (Food Products)	24,398
2,430	Ado Properties SA(a) (Real Estate Management & Development)	88,958
40,040	ArcelorMittal* (Metals & Mining)	314,648
666	Pegas Nonwovens SA (Textiles, Apparel & Luxury Goods)	22,951
12,831	Subsea 7 SA (Energy Equipment & Services)	211,450
6,386	Tenaris SA (Energy Equipment & Services)	99,761

		762,166

Malaysia – 0.4%
42,700	Astro Malaysia Holdings Bhd (Media)	26,558
26,100	Axiata Group Bhd (Wireless Telecommunication Services)	30,964
4,700	British American Tobacco Malaysia Bhd (Tobacco)	49,198
105,400	Bumi Armada Bhd* (Energy Equipment & Services)	19,181
37,927	CIMB Group Holdings Bhd (Banks)	50,120
30,500	DiGi.Com Bhd (Wireless Telecommunication Services)	36,114
46,600	Gamuda Bhd (Construction & Engineering)	56,559
33,800	Genting Bhd (Hotels, Restaurants & Leisure)	76,554
43,600	Genting Malaysia Bhd (Hotels, Restaurants & Leisure)	58,925
17,900	Globetronics Technology Bhd (Semiconductors & Semiconductor Equipment)	22,390
16,600	Hartalega Holdings Bhd (Health Care Equipment & Supplies)	18,738
8,900	Hong Leong Bank Bhd (Banks)	28,270
71,300	IGB Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	27,922
53,500	IHH Healthcare Bhd (Health Care Providers & Services)	76,164
66,300	IJM Corp. Bhd (Construction & Engineering)	53,455
53,300	IOI Corp. Bhd (Food Products)	56,346
65,300	IOI Properties Group Bhd (Real Estate Management & Development)	31,138
15,500	KLCCP Stapled Group (Equity Real Estate Investment Trusts (REITs))	27,958
9,000	Kuala Lumpur Kepong Bhd (Food Products)	50,836
29,900	Malayan Banking Bhd (Banks)	65,952
18,400	Maxis Bhd (Wireless Telecommunication Services)	27,023
47,600	MISC Bhd (Marine)	80,208

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Malaysia – (continued)
95,700	My EG Services Bhd (IT Services)	$46,914
42,600	Petronas Chemicals Group Bhd (Chemicals)	71,638
6,700	Petronas Dagangan Bhd (Oil, Gas & Consumable Fuels)	37,135
8,600	Petronas Gas Bhd (Gas Utilities)	36,587
14,700	PPB Group Bhd (Food Products)	57,229
61,000	Press Metal Bhd (Metals & Mining)	41,173
8,000	Public Bank Bhd (Banks)	36,770
70,900	Sapura Energy Bhd (Energy Equipment & Services)	32,589
36,400	Sime Darby Bhd (Industrial Conglomerates)	78,293
37,000	Telekom Malaysia Bhd (Diversified Telecommunication Services)	55,061
32,100	Tenaga Nasional Berhad (Electric Utilities)	103,062
174,800	YTL Corp. Bhd (Multi-Utilities)	59,172

		1,626,196

Malta* – 0.0%
808	Brait SE (Capital Markets)	5,159

Mexico – 1.2%
55,300	Alfa SAB de CV Class A (Industrial Conglomerates)	75,994
9,600	Alsea SAB de CV (Hotels, Restaurants & Leisure)	34,111
34,876	America Movil SAB de CV ADR Class L (Wireless Telecommunication Services)	536,742
900	Arca Continental SAB de CV (Beverages)	6,639
13,276	Cemex SA de CV ADR* (Construction Materials)	122,405
518,932	Cemex SAB de CV* (Construction Materials)	477,439
400	Coca-Cola Femsa SAB de CV ADR (Beverages)	29,084
33,400	Concentradora Fibra Danhos SA de CV Class S (Equity Real Estate Investment Trusts (REITs))	57,626
26,100	Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)	36,782
2,500	El Puerto de Liverpool SAB de CV Series C1 (Multiline Retail)	19,287
72,000	Fibra Uno Administracion SA de CV (Equity Real Estate Investment Trusts (REITs))	125,754
1,322	Fomento Economico Mexicano SA de CV ADR (Beverages)	119,033
19,300	Fomento Economico Mexicano SAB de CV (Beverages)	173,682
40,700	Genomma Lab Internacional SAB de CV Class B* (Pharmaceuticals)	51,347

Common Stocks – (continued)
Mexico – (continued)
13,200	Gentera SAB de CV (Consumer Finance)	22,129
2,180	Gruma SAB de CV Class B (Food Products)	29,110
8,909	Grupo Aeromexico SAB de CV* (Airlines)	17,614
1,100	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation Infrastructure)	6,104
4,700	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation Infrastructure)	48,335
2,750	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	52,183
73,000	Grupo Bimbo SAB de CV Series A (Food Products)	178,688
7,900	Grupo Carso SAB de CV Series A1 (Industrial Conglomerates)	36,312
1,500	Grupo Elektra SAB DE CV (Banks)	49,595
37,200	Grupo Financiero Banorte SA de CV Class O (Banks)	215,293
34,100	Grupo Financiero Inbursa SAB de CV Class O (Banks)	57,584
119,100	Grupo Financiero Santander Mexico SAB de CV Class B (Banks)	216,370
13,200	Grupo Lala SAB de CV (Food Products)	23,924
30,900	Grupo Mexico SAB de CV Series B (Metals & Mining)	90,885
22,503	Grupo Televisa SAB ADR (Media)	546,823
4,100	Impulsora del Desarrollo y el Empleo en America Latina SAB de CV* (Construction & Engineering)	6,752
800	Industrias CH SAB de CV Series B* (Metals & Mining)	4,300
1,330	Industrias Penoles SAB de CV (Metals & Mining)	32,368
12,100	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	56,524
18,900	Kimberly-Clark de Mexico SAB de CV Class A (Household Products)	40,340
70,000	Macquarie Mexico Real Estate Management SA de CV* (Equity Real Estate Investment Trusts (REITs))	76,711
7,600	Megacable Holdings SAB de CV (Media)	28,841
9,842	Mexichem SAB de CV (Chemicals)	26,951
13,900	Nemak SAB de CV(a) (Auto Components)	14,694
6,400	OHL Mexico SAB de CV (Transportation Infrastructure)	7,860
30,100	PLA Administradora Industrial S de RL de CV* (Equity Real Estate Investment Trusts (REITs))	50,782
4,000	Promotora y Operadora de Infraestructura SAB de CV (Transportation Infrastructure)	42,679

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Mexico – (continued)
509,531	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	$1,150,320

		4,995,996

Morocco – 0.1%
500	Attijariwafa Bank (Banks)	20,602
950	Banque Centrale Populaire (Banks)	26,319
884	BMCE Bank (Banks)	17,811
942	Cosumar (Food Products)	37,011
7,900	Douja Promotion Groupe Addoha SA (Real Estate Management & Development)	37,645
153	LafargeHolcim Maroc SA (Construction Materials)	33,448
2,857	Maroc Telecom (Diversified Telecommunication Services)	39,907
1,700	Societe d’Exploitation des Ports* (Transportation Infrastructure)	23,292

		236,035

Netherlands – 1.4%
6,447	Aalberts Industries NV (Machinery)	255,641
1,592	ABN AMRO Group NV(a) (Banks)	41,795
5,674	Aegon NV (Insurance)	28,959
14,033	Akzo Nobel NV (Chemicals)	1,227,356
456	Altice NV Class A* (Media)	11,328
1,135	ASM International NV (Semiconductors & Semiconductor Equipment)	68,316
1,868	Boskalis Westminster (Construction & Engineering)	68,710
56	Brack Capital Properties NV (Real Estate Management & Development)	5,322
2,836	CNH Industrial NV (Machinery)	31,274
7,765	Core Laboratories NV (Energy Equipment & Services)	860,517
16,950	Echo Polska Properties NV (Real Estate Management & Development)	24,505
3,214	Euronext NV(a) (Capital Markets)	157,665
1,402	EXOR NV (Diversified Financial Services)	78,696
2,840	Fiat Chrysler Automobiles NV* (Automobiles)	32,258
147	Heineken Holding NV (Beverages)	12,315
121	Heineken NV (Beverages)	10,788
415	IMCD Group NV (Trading Companies & Distributors)	22,354
20,755	ING Groep NV (Banks)	338,297
1,651	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	34,201
1,841	Koninklijke DSM NV (Chemicals)	131,739
3,538	Koninklijke KPN NV (Diversified Telecommunication Services)	10,232
1,297	Koninklijke Philips NV (Industrial Conglomerates)	44,789
292	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	13,175

Common Stocks – (continued)
Netherlands – (continued)
2,696	Mylan NV* (Pharmaceuticals)	100,696
1,849	NN Group NV (Insurance)	61,303
300	NXP Semiconductors NV* (Semiconductors & Semiconductor Equipment)	31,725
7,733	PostNL NV (Air Freight & Logistics)	38,316
631	RELX NV (Professional Services)	12,204
2,571	Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels)	66,765
6,399	SBM Offshore NV (Energy Equipment & Services)	105,419
56,736	Steinhoff International Holdings NV (Household Durables)	288,621
7,953	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	127,675
211	Unilever NV (Personal Products)	11,066
5,439	Wereldhave NV (Equity Real Estate Investment Trusts (REITs))	250,443
267	Wolters Kluwer NV (Professional Services)	11,340
12,147	Wright Medical Group NV* (Health Care Equipment & Supplies)	369,147
33,639	Yandex NV Class A* (Internet Software & Services)	916,999

		5,901,951

Netherlands Antilles – 0.3%
17,655	Schlumberger Ltd. (Energy Equipment & Services)	1,281,576

New Zealand – 0.2%
6,931	Auckland International Airport Ltd. (Transportation Infrastructure)	32,843
23,150	Contact Energy Ltd. (Electric Utilities)	82,811
5,635	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	38,983
4,359	Fletcher Building Ltd. (Construction Materials)	25,580
67,485	Kiwi Property Group Ltd. (Equity Real Estate Investment Trusts (REITs))	66,028
41,593	Mercury NZ Ltd. (Electric Utilities)	91,813
18,376	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	34,929
9,636	Ryman Healthcare Ltd. (Health Care Providers & Services)	57,073
1,876	SKYCITY Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	5,610
85,055	Spark New Zealand Ltd. (Diversified Telecommunication Services)	215,559
7,642	Trade Me Group Ltd. (Internet & Direct Marketing Retail)	27,828
7,234	Z Energy Ltd. (Oil, Gas & Consumable Fuels)	37,020

		716,077

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Norway – 0.2%
11,070	Aker BP ASA (Oil, Gas & Consumable Fuels)	$187,427
2,009	DNB ASA (Banks)	31,353
7,898	Entra ASA(a) (Real Estate Management & Development)	90,607
7,202	Gjensidige Forsikring ASA (Insurance)	110,642
2,006	Marine Harvest ASA* (Food Products)	33,376
12,887	Norsk Hydro ASA (Metals & Mining)	73,438
13,015	Orkla ASA (Food Products)	118,084
12,098	Skandiabanken ASA*(a) (Banks)	108,180
1,820	Statoil ASA (Oil, Gas & Consumable Fuels)	29,973
2,841	Yara International ASA (Chemicals)	105,643

		888,723

Oman – 0.1%
44,000	Al Anwar Ceramic Tiles Co. (Building Products)	16,686
42,000	Bank Muscat SAOG (Banks)	43,854
95,000	Bank Nizwa SAOG* (Banks)	22,948
58,740	Bank Sohar SAOG (Banks)	23,191
36,749	National Bank of Oman SAOG (Banks)	21,858
17,000	Oman Cement Co. SAOG (Construction Materials)	20,312
7,822	Oman Telecommunications Co. SAOG (Diversified Telecommunication Services)	26,717
14,200	Ooredoo (Wireless Telecommunication Services)	19,032
55,000	Phoenix Power Co. SAOC (Independent Power and Renewable Electricity Producers)	20,143
5,200	Raysut Cement Co. SAOG (Construction Materials)	15,532

		230,273

Pakistan – 0.1%
8,500	Engro Corp. Ltd. (Chemicals)	28,608
25,400	Fauji Fertilizer Co. Ltd. (Chemicals)	23,289
19,700	Habib Bank Ltd. (Banks)	51,827
28,000	Kot Addu Power Co. Ltd. (Independent Power and Renewable Electricity Producers)	20,680
5,600	Lucky Cement Ltd. (Construction Materials)	47,150
20,100	MCB Bank Ltd. (Banks)	41,710
10,500	Nishat Mills Ltd. (Textiles, Apparel & Luxury Goods)	15,766
20,400	Oil & Gas Development Co. Ltd. (Oil, Gas & Consumable Fuels)	30,051
16,200	Pakistan Petroleum Ltd. (Oil, Gas & Consumable Fuels)	24,541
4,600	Pakistan State Oil Co. Ltd. (Oil, Gas & Consumable Fuels)	19,092
6,000	Thal Ltd. (Auto Components)	32,648

Common Stocks – (continued)
Pakistan – (continued)
45,300	The Hub Power Co. Ltd. (Independent Power and Renewable Electricity Producers)	56,100
5,359	The Searle Co. Ltd. (Pharmaceuticals)	31,785
77,500	TRG Pakistan* (Commercial Services & Supplies)	42,029

		465,276

Panama – 0.1%
2,593	Carnival Corp. (Hotels, Restaurants & Leisure)	160,170
806	Copa Holdings SA Class A (Airlines)	93,834
2,054	Intercorp Financial Services, Inc. (Banks)	65,995

		319,999

Peru – 0.2%
50,322	Alicorp SAA (Food Products)	119,454
5,900	Cia de Minas Buenaventura SAA ADR (Metals & Mining)	70,859
26,722	Cia Minera Milpo SAA (Metals & Mining)	33,364
2,876	Credicorp Ltd. (Banks)	441,926
7,412	Engie Energia Peru SA (Independent Power and Renewable Electricity Producers)	18,326
60,448	Ferreycorp SAA (Trading Companies & Distributors)	34,848

		718,777

Philippines – 0.4%
34,350	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)	52,833
74,000	Aboitiz Power Corp. (Independent Power and Renewable Electricity Producers)	62,968
2,850	Ayala Corp. (Diversified Financial Services)	49,416
56,900	Ayala Land, Inc. (Real Estate Management & Development)	40,210
18,300	Bank of the Philippine Islands (Banks)	38,384
31,022	BDO Unibank, Inc. (Banks)	74,487
270,000	Bloomberry Resorts Corp.* (Hotels, Restaurants & Leisure)	48,634
151,400	CEMEX Holdings Philippines, Inc.*(a) (Construction Materials)	22,241
101,600	D&L Industries, Inc. (Chemicals)	26,028
207,300	Energy Development Corp. (Independent Power and Renewable Electricity Producers)	25,018
60,600	First Gen Corp. (Independent Power and Renewable Electricity Producers)	26,076
770	Globe Telecom, Inc. (Wireless Telecommunication Services)	32,024
1,135	GT Capital Holdings, Inc. (Diversified Financial Services)	28,633

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Philippines – (continued)
16,140	International Container Terminal Services, Inc. (Transportation Infrastructure)	$28,749
28,090	JG Summit Holdings, Inc. (Industrial Conglomerates)	47,345
19,720	Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	82,856
5,390	Manila Electric Co. (Electric Utilities)	30,205
245,100	Metro Pacific Investments Corp. (Diversified Financial Services)	32,275
146,210	Metropolitan Bank & Trust Co. (Banks)	247,039
102,500	Petron Corp. (Oil, Gas & Consumable Fuels)	18,689
1,975	PLDT, Inc. (Wireless Telecommunication Services)	70,099
35,400	Puregold Price Club, Inc. (Food & Staples Retailing)	29,544
44,100	Robinsons Land Corp. (Real Estate Management & Development)	22,639
12,900	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	20,504
5,690	Security Bank Corp. (Banks)	24,279
6,840	Semirara Mining & Power Corp. (Oil, Gas & Consumable Fuels)	20,398
22,770	SM Investments Corp. (Industrial Conglomerates)	331,817
126,700	SM Prime Holdings, Inc. (Real Estate Management & Development)	75,573
20,290	Universal Robina Corp. (Food Products)	69,823

		1,678,786

Poland – 0.5%
1,928	Alior Bank SA* (Banks)	37,079
4,932	Asseco Poland SA (Software)	69,418
9,586	Bank Pekao SA (Banks)	347,399
1,326	Bank Zachodni WBK SA (Banks)	121,683
404	Budimex SA (Construction & Engineering)	28,640
473	CCC SA (Textiles, Apparel & Luxury Goods)	27,356
2,056	CD Projekt SA* (Software)	35,929
784	Ciech SA (Chemicals)	15,685
11,957	Cyfrowy Polsat SA* (Media)	74,850
9,340	Enea SA* (Electric Utilities)	28,700
4,088	Eurocash SA (Food & Staples Retailing)	36,252
1,168	Grupa Azoty SA (Chemicals)	20,601
1,690	Grupa Lotos SA* (Oil, Gas & Consumable Fuels)	26,353
1,350	ING Bank Slaski SA (Banks)	62,329
1,353	Jastrzebska Spolka Weglowa SA* (Metals & Mining)	27,310
2,247	KGHM Polska Miedz SA (Metals & Mining)	71,193
29	LPP SA (Textiles, Apparel & Luxury Goods)	51,882
452	mBank SA* (Banks)	50,443

Common Stocks – (continued)
Poland – (continued)
24,849	Orange Polska SA (Diversified Telecommunication Services)	29,635
31,454	PGE Polska Grupa Energetyczna SA (Electric Utilities)	93,426
1,163	PKP Cargo SA* (Road & Rail)	19,157
8,713	Polski Koncern Naftowy ORLEN SA (Oil, Gas & Consumable Fuels)	260,393
23,241	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	39,636
42,918	Powszechna Kasa Oszczednosci Bank Polski SA* (Banks)	390,750
16,938	Powszechny Zaklad Ubezpieczen SA (Insurance)	186,887
26,017	Tauron Polska Energia SA* (Electric Utilities)	22,065

		2,175,051

Portugal – 0.1%
9,719	EDP – Energias de Portugal SA (Electric Utilities)	32,075
6,293	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	97,799
3,923	Jeronimo Martins SGPS SA (Food & Staples Retailing)	71,991
139,699	Sonae SGPS SA* (Food & Staples Retailing)	143,336

		345,201

Romania – 0.1%
99,724	Banca Transilvania SA (Banks)	66,020
5,711	BRD-Groupe Societe Generale SA (Banks)	16,491
450	New Europe Property Investments PLC (Real Estate Management & Development)	4,933
499,361	OMV Petrom SA* (Oil, Gas & Consumable Fuels)	38,562
14,500	Societatea Energetica Electrica SA (Electric Utilities)	49,408
6,005	Societatea Nationala de Gaze Naturale ROMGAZ SA (Oil, Gas & Consumable Fuels)	44,526
4,000	Transelectrica SA (Electric Utilities)	30,715

		250,655

Russia – 0.5%
17,900	Aeroflot PJSC* (Airlines)	55,261
3,200	Alrosa PAO* (Metals & Mining)	5,517
23,600	Alrosa PJSC (Metals & Mining)	40,685
7,330	Gazprom PJSC* (Oil, Gas & Consumable Fuels)	17,608
32,437	Gazprom PJSC ADR (Oil, Gas & Consumable Fuels)	153,996
93,000	Inter Rao Ues PJSC* (Electric Utilities)	6,618

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Russia – (continued)
888,000	Inter RAO UES PJSC (Electric Utilities)	$63,194
6,656	LSR Group PJSC GDR (Real Estate Management & Development)	22,065
329	Lukoil PJSC* (Oil, Gas & Consumable Fuels)	16,302
2,653	LUKOIL PJSC ADR (Oil, Gas & Consumable Fuels)	131,686
870	Magnit PJSC (Food & Staples Retailing)	134,160
5,383	Magnit PJSC GDR (Food & Staples Retailing)	188,279
2,615	MegaFon PJSC GDR	27,955
6,943	MMC Norilsk Nickel PJSC ADR (Metals & Mining)	106,657
18,960	Mobile TeleSystems PJSC (Wireless Telecommunication Services)	91,229
11,230	Moscow Exchange MICEX-RTS PJSC (Capital Markets)	22,707
403	Novatek PJSC GDR	48,795
1,465	PhosAgro PJSC GDR (Chemicals)	21,609
7,150	PIK Group PJSC* (Household Durables)	36,197
2,539	Polymetal International PLC (Metals & Mining)	33,374
3,210	Rosneft Oil Co. PJSC* (Oil, Gas & Consumable Fuels)	17,893
7,324	Rosneft Oil Co. PJSC GDR	40,523
30,960	Rostelecom PJSC	40,525
5,411,000	RusHydro PJSC	85,092
64,290	Sberbank of Russia PJSC	186,734
3,030	Severstal PJSC* (Metals & Mining)	41,302
2,332	Severstal PJSC GDR (Metals & Mining)	31,854
78,200	Sistema PJSC FC (Wireless Telecommunication Services)	29,325
2,418	Sistema PJSC FC GDR (Wireless Telecommunication Services)	20,335
9,600	Surgutneftegas OJSC* (Oil, Gas & Consumable Fuels)	4,706
6,543	Surgutneftegas OJSC ADR (Oil, Gas & Consumable Fuels)	32,035
860	Tatneft PJSC* (Oil, Gas & Consumable Fuels)	5,696
1,611	Tatneft PJSC ADR (Oil, Gas & Consumable Fuels)	63,055
2,256	Uralkali PJSC GDR* (Chemicals)	29,701
37,760,000	VTB Bank PJSC	44,258
1,960	X5 Retail Group NV GDR* (Food & Staples Retailing)	69,090

		1,966,018

Singapore – 0.5%
32,400	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	59,383

Common Stocks – (continued)
Singapore – (continued)
26,500	BOC Aviation Ltd.(a) (Trading Companies & Distributors)	141,359
234	Broadcom Ltd. (Semiconductors & Semiconductor Equipment)	51,670
53,600	CapitaLand Commercial Trust (Equity Real Estate Investment Trusts (REITs))	62,294
13,100	CapitaLand Ltd. (Real Estate Management & Development)	35,199
46,000	CapitaLand Mall Trust (Equity Real Estate Investment Trusts (REITs))	64,864
5,300	City Developments Ltd. (Real Estate Management & Development)	40,899
2,900	ComfortDelGro Corp. Ltd. (Road & Rail)	5,687
2,500	DBS Group Holdings Ltd. (Banks)	34,526
69,600	Fortune Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	81,068
83,500	Genting Singapore PLC (Hotels, Restaurants & Leisure)	66,528
19,300	Global Logistic Properties Ltd. (Real Estate Management & Development)	39,762
108,900	Golden Agri-Resources Ltd. (Food Products)	28,015
13,700	Hutchison Port Holdings Trust (Transportation Infrastructure)	5,548
15,500	Intime Retail Group Co. Ltd. (Multiline Retail)	19,609
200	Jardine Cycle & Carriage Ltd. (Distributors)	6,761
1,400	Keppel Corp. Ltd. (Industrial Conglomerates)	6,523
47,300	Keppel REIT (Equity Real Estate Investment Trusts (REITs))	35,886
239,521	Mapletree Commercial Trust (Equity Real Estate Investment Trusts (REITs))	273,439
47,700	Mapletree Greater China Commercial Trust (Equity Real Estate Investment Trusts (REITs))	36,516
81,200	Mapletree Industrial Trust (Equity Real Estate Investment Trusts (REITs))	104,023
3,500	Oversea-Chinese Banking Corp. Ltd. (Banks)	24,513
18,400	SATS Ltd. (Transportation Infrastructure)	67,096
14,800	Sembcorp Industries Ltd. (Industrial Conglomerates)	32,067
57,500	Silverlake Axis Ltd. (Software)	23,253
5,700	Singapore Airlines Ltd. (Airlines)	41,757
9,400	Singapore Post Ltd. (Air Freight & Logistics)	9,285
1,900	Singapore Press Holdings Ltd. (Media)	4,719
3,000	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	8,138
1,900	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	5,072

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Singapore – (continued)
11,300	StarHub Ltd. (Wireless Telecommunication Services)	$22,533
47,800	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	60,532
1,600	United Overseas Bank Ltd. (Banks)	24,911
40,400	UOL Group Ltd. (Real Estate Management & Development)	209,250
13,900	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	121,311
10,800	Wilmar International Ltd. (Food Products)	27,433
29,400	Yangzijiang Shipbuilding Holdings Ltd. (Machinery)	24,199

		1,905,628

South Africa – 0.7%
262	Anglo American Platinum Ltd.* (Metals & Mining)	6,471
3,106	AngloGold Ashanti Ltd. (Metals & Mining)	35,500
12,953	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	268,663
7,006	AVI Ltd. (Food Products)	51,241
564	Barclays Africa Group Ltd. (Banks)	6,204
4,515	Barloworld Ltd. (Trading Companies & Distributors)	40,684
2,364	Bid Corp. Ltd. (Food & Staples Retailing)	50,081
104	Capitec Bank Holdings Ltd. (Banks)	5,934
5,341	Clicks Group Ltd. (Food & Staples Retailing)	53,678
1,006	Coronation Fund Managers Ltd. (Capital Markets)	4,772
7,400	DataTec Ltd. (Electronic Equipment, Instruments & Components)	32,150
3,631	Discovery Ltd. (Insurance)	36,354
3,898	EOH Holdings Ltd. (IT Services)	41,259
16,392	FirstRand Ltd. (Diversified Financial Services)	61,146
22,733	Fortress Income Fund Ltd. Class A (Equity Real Estate Investment Trusts (REITs))	29,820
25,347	Gold Fields Ltd. (Metals & Mining)	83,034
40,620	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	77,848
12,970	Harmony Gold Mining Co. Ltd. ADR (Metals & Mining)	28,085
2,812	Hosken Consolidated Investments Ltd. (Industrial Conglomerates)	29,139
8,667	Hyprop Investments Ltd. (Equity Real Estate Investment Trusts (REITs))	80,056
7,220	Impala Platinum Holdings Ltd.* (Metals & Mining)	23,176
391	Imperial Holdings Ltd. (Distributors)	4,944
4,061	Investec Ltd. (Capital Markets)	30,472
65,600	KAP Industrial Holdings Ltd. (Industrial Conglomerates)	45,995

Common Stocks – (continued)
South Africa – (continued)
1,469	Liberty Holdings Ltd. (Insurance)	11,817
15,600	Life Healthcare Group Holdings Ltd. (Health Care Providers & Services)	33,538
1,277	Mondi Ltd. (Paper & Forest Products)	33,117
16,331	MTN Group Ltd. (Wireless Telecommunication Services)	154,447
2,408	Naspers Ltd. (Media)	457,885
1,247	Nedbank Group Ltd. (Banks)	21,024
30,429	Netcare Ltd. (Health Care Providers & Services)	60,381
7,663	Northam Platinum Ltd.* (Metals & Mining)	28,499
1,052	Pick n Pay Stores Ltd. (Food & Staples Retailing)	4,999
3,194	Pioneer Foods Group Ltd. (Food Products)	39,402
1,740	Rand Merchant Investment Holdings Ltd. (Insurance)	5,462
75,713	Redefine Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	62,318
2,114	Remgro Ltd. (Diversified Financial Services)	35,093
5,528	Resilient REIT Ltd. (Equity Real Estate Investment Trusts (REITs))	48,161
6,600	Reunert Ltd. (Industrial Conglomerates)	35,016
5,114	RMB Holdings Ltd. (Diversified Financial Services)	23,473
12,234	SA Corporate Real Estate Ltd. (Equity Real Estate Investment Trusts (REITs))	5,035
4,531	Sanlam Ltd. (Insurance)	24,062
6,736	Sappi Ltd. (Paper & Forest Products)	50,024
3,044	Sasol Ltd. (Chemicals)	93,289
3,789	Shoprite Holdings Ltd. (Food & Staples Retailing)	59,446
6,510	Standard Bank Group Ltd. (Banks)	72,277
3,962	Telkom SA SOC Ltd. (Diversified Telecommunication Services)	22,170
7,121	The Bidvest Group Ltd. (Industrial Conglomerates)	84,997
434	The Foschini Group Ltd. (Specialty Retail)	5,184
1,660	The SPAR Group Ltd. (Food & Staples Retailing)	22,376
1,702	Tiger Brands Ltd. (Food Products)	51,408
2,917	Tsogo Sun Holdings Ltd. (Hotels, Restaurants & Leisure)	5,490
6,668	Vodacom Group Ltd. (Wireless Telecommunication Services)	75,448
4,673	Woolworths Holdings Ltd. (Multiline Retail)	25,352

		2,777,896

South Korea – 1.9%
2,473	Amorepacific Corp. (Personal Products)	634,209
251	AMOREPACIFIC Group (Personal Products)	29,006

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
295	BGF retail Co. Ltd. (Food & Staples Retailing)	$28,388
1,953	Celltrion, Inc.* (Biotechnology)	153,668
81	CJ CheilJedang Corp. (Food Products)	24,274
106	E-MART, Inc. (Food & Staples Retailing)	21,411
181	Green Cross Corp. (Biotechnology)	26,087
1,187	Green Cross Holdings Corp. (Biotechnology)	34,007
606	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	31,581
831	Hana Financial Group, Inc. (Banks)	28,541
446	Hankook Tire Co. Ltd. (Auto Components)	23,086
92	Hanmi Pharm Co. Ltd.* (Pharmaceuticals)	24,929
467	Hanmi Science Co. Ltd.* (Pharmaceuticals)	24,877
1,108	Hanwha Chemical Corp. (Chemicals)	24,489
516	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	21,980
190	Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	24,211
578	Hyundai Heavy Industries Co. Ltd.* (Machinery)	83,812
155	Hyundai Mobis Co. Ltd. (Auto Components)	30,228
1,328	Hyundai Motor Co. (Automobiles)	167,961
412	Hyundai Steel Co. (Metals & Mining)	19,845
8,804	Industrial Bank of Korea (Banks)	96,550
927	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	29,450
1,220	KB Financial Group, Inc. (Banks)	53,715
7,478	KB Financial Group, Inc. ADR (Banks)	325,069
635	Kia Motors Corp. (Automobiles)	19,438
455	Korea Aerospace Industries Ltd. (Aerospace & Defense)	25,511
2,227	Korea Electric Power Corp. (Electric Utilities)	88,769
493	Korea Gas Corp.* (Gas Utilities)	20,190
79	Korea Zinc Co. Ltd. (Metals & Mining)	29,541
2,400	KT Corp. ADR (Diversified Telecommunication Services)	39,816
538	KT&G Corp. (Tobacco)	47,978
1,366	LG Chem Ltd. (Chemicals)	328,607
612	LG Corp. (Industrial Conglomerates)	36,357
371	LG Electronics, Inc. (Household Durables)	22,521
217	LG Household & Health Care Ltd (Personal Products)	165,041
1,514	LG Uplus Corp. (Diversified Telecommunication Services)	19,238
77	Lotte Chemical Corp. (Chemicals)	23,115
106	Lotte Shopping Co. Ltd. (Multiline Retail)	24,453
76	Medy-Tox, Inc. (Biotechnology)	33,408
1,020	NAVER Corp. (Internet Software & Services)	716,893
270	POSCO (Metals & Mining)	63,742
290	S-Oil Corp. (Oil, Gas & Consumable Fuels)	25,371

Common Stocks – (continued)
South Korea – (continued)
130	Samsung Biologics Co. Ltd.* (Life Sciences Tools & Services)	19,967
209	Samsung C&T Corp. (Industrial Conglomerates)	22,647
82	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	160,755
1,769	Samsung Electronics Co. Ltd. GDR	1,735,680
130	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	30,618
332	Samsung Life Insurance Co. Ltd. (Insurance)	31,948
746	Shinhan Financial Group Co. Ltd. (Banks)	31,146
5,178	Shinhan Financial Group Co. Ltd. ADR (Banks)	216,233
159	SK Holdings Co. Ltd. (Industrial Conglomerates)	33,885
13,193	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	624,997
1,991	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	298,700
365	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	77,046
30,000	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	707,700
2,642	Woori Bank (Banks)	34,711

		7,717,396

Spain – 0.6%
2,294	Abertis Infraestructuras SA (Transportation Infrastructure)	40,328
456	Acciona SA (Electric Utilities)	37,620
5,504	Acerinox SA (Metals & Mining)	76,673
1,049	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	38,866
48	Aena SA(a) (Transportation Infrastructure)	8,470
642	Amadeus IT Group SA (IT Services)	34,648
5,000	Banco Bilbao Vizcaya Argentaria SA (Banks)	40,057
20,671	Banco de Sabadell SA (Banks)	39,759
54,905	Banco Popular Espanol SA* (Banks)	38,419
2,225	Banco Santander SA (Banks)	14,511
68,933	Bankia SA (Banks)	83,696
13,963	Bankinter SA (Banks)	122,916
260	Bolsas y Mercados Espanoles SHMSF SA (Capital Markets)	9,318
113,140	CaixaBank SA (Banks)	513,705
412	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	7,282
25,801	Distribuidora Internacional de Alimentacion SA (Food & Staples Retailing)	153,417
7,404	Ebro Foods SA (Food Products)	165,372

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Spain – (continued)
1,240	Enagas SA (Oil, Gas & Consumable Fuels)	$32,584
8,752	Endesa SA (Electric Utilities)	206,137
1,682	Ferrovial SA (Construction & Engineering)	35,780
1,771	Gamesa Corp. Tecnologica SA (Electrical Equipment)	38,195
1,629	Gas Natural SDG SA (Gas Utilities)	36,811
8,797	Iberdrola SA (Electric Utilities)	63,240
12,437	Industria de Diseno Textil SA (Specialty Retail)	476,609
21,001	Mapfre SA (Insurance)	73,253
584	Mediaset Espana Comunicacion SA (Media)	8,050
3,979	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	47,054
935	Red Electrica Corp. SA (Electric Utilities)	18,231
2,096	Repsol SA (Oil, Gas & Consumable Fuels)	33,082
636	Viscofan SA (Food Products)	38,015

		2,532,098

Swaziland – 0.0%
1,053	Wolseley PLC (Trading Companies & Distributors)	66,926

Sweden – 0.8%
21,064	Alfa Laval AB (Machinery)	431,637
17,714	Atlas Copco AB Class A (Machinery)	661,718
1,500	Autoliv, Inc. (Auto Components)	150,285
3,968	BillerudKorsnas AB (Containers & Packaging)	63,569
1,589	Boliden AB (Metals & Mining)	45,395
22,306	Castellum AB (Real Estate Management & Development)	305,477
400	Electrolux AB Series B (Household Durables)	11,882
3,550	Elekta AB Class B (Health Care Equipment & Supplies)	37,063
4,371	Getinge AB Class B (Health Care Equipment & Supplies)	85,379
16,898	Hemfosa Fastigheter AB (Real Estate Management & Development)	156,566
3,466	Husqvarna AB Class B (Household Durables)	34,455
3,582	ICA Gruppen AB (Food & Staples Retailing)	122,240
2,206	Industrivarden AB Class C (Diversified Financial Services)	51,300
835	Investor AB Class B (Diversified Financial Services)	38,152
1,207	Kinnevik AB Class B (Diversified Financial Services)	32,210
6,072	Loomis AB Class B (Commercial Services & Supplies)	220,400

Common Stocks – (continued)
Sweden – (continued)
1,837	Lundin Petroleum AB* (Oil, Gas & Consumable Fuels)	35,029
9,354	Mycronic AB (Electronic Equipment, Instruments & Components)	92,371
5,240	Nordea Bank AB (Banks)	64,446
13,155	Scandic Hotels Group AB*(a) (Hotels, Restaurants & Leisure)	148,094
2,377	Securitas AB Class B (Commercial Services & Supplies)	39,288
2,372	Skandinaviska Enskilda Banken AB (Banks)	27,314
1,100	Skanska AB Class B (Construction & Engineering)	26,292
1,418	SKF AB Class B (Machinery)	31,118
3,824	Svenska Cellulosa AB SCA Class B (Household Products)	126,602
2,698	Svenska Handelsbanken AB Class A (Banks)	38,279
2,579	Swedbank AB Class A (Banks)	61,122
2,727	Swedish Match AB (Tobacco)	89,927
11,745	Tele2 AB Class B (Wireless Telecommunication Services)	118,198
5,414	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	35,174
8,377	Telia Co. AB (Diversified Telecommunication Services)	34,106
1,582	Trelleborg AB Class B (Machinery)	37,150
3,059	Volvo AB Class B (Machinery)	49,956

		3,502,194

Switzerland – 3.6%
48,047	ABB Ltd. (Electrical Equipment)	1,177,356
13,869	Aryzta AG* (Food Products)	450,269
1,015	Baloise Holding AG (Insurance)	148,835
33	Barry Callebaut AG* (Food Products)	45,320
1,965	Cembra Money Bank AG (Consumer Finance)	167,639
11,002	Chubb Ltd. (Insurance)	1,510,025
11,318	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	945,715
3,426	Clariant AG* (Chemicals)	69,382
4,225	Credit Suisse Group AG* (Capital Markets)	64,435
412	Dufry AG* (Specialty Retail)	67,509
142	EMS-Chemie Holding AG (Chemicals)	88,979
438	Flughafen Zuerich AG (Transportation Infrastructure)	96,525
46	Galenica AG (Pharmaceuticals)	49,983
94	Geberit AG (Building Products)	42,818
304	Georg Fischer AG (Machinery)	286,662
17	Givaudan SA (Chemicals)	32,754
21,035	Glencore PLC* (Metals & Mining)	82,670
167	Helvetia Holding AG (Insurance)	92,734
615	Julius Baer Group Ltd.* (Capital Markets)	32,070
273	Kuehne & Nagel International AG (Marine)	41,287

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
592	LafargeHolcim Ltd.* (Construction Materials)	$33,571
885	Logitech International SA (Technology Hardware, Storage & Peripherals)	29,578
444	Lonza Group AG* (Life Sciences Tools & Services)	90,847
16,029	Nestle SA (Food Products)	1,234,561
13,501	Novartis AG (Pharmaceuticals)	1,039,375
9,474	Novartis AG ADR (Pharmaceuticals)	729,782
1,461	Pargesa Holding SA (Diversified Financial Services)	109,237
248	Partners Group Holding AG (Capital Markets)	149,918
1,466	PSP Swiss Property AG (Real Estate Management & Development)	131,435
3,643	Roche Holding AG (Pharmaceuticals)	953,243
173	Schindler Holding AG (Machinery)	35,351
390	SGS SA (Professional Services)	878,205
8	Sika AG (Chemicals)	51,059
484	Sonova Holding AG (Health Care Equipment & Supplies)	71,569
184	Straumann Holding AG (Health Care Equipment & Supplies)	97,125
352	Swiss Life Holding AG* (Insurance)	114,554
1,804	Swiss Prime Site AG* (Real Estate Management & Development)	156,395
23,096	Swiss Re AG (Insurance)	2,008,874
75	Swisscom AG (Diversified Telecommunication Services)	32,706
38	Syngenta AG* (Chemicals)	17,660
1,300	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	100,581
806	Temenos Group AG* (Software)	69,764
89	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	35,606
18,763	UBS Group AG (Capital Markets)	320,300
417	Valora Holding AG (Specialty Retail)	143,121
520	Ypsomed Holding AG* (Health Care Equipment & Supplies)	100,082
2,924	Zurich Insurance Group AG (Insurance)	809,183

		15,036,649

Taiwan – 1.4%
50,358	Advanced Semiconductor Engineering, Inc. ADR (Semiconductors & Semiconductor Equipment)	315,241
2,000	Airtac International Group (Machinery)	22,863
18,000	Asia Cement Corp. (Construction Materials)	17,772
3,000	Catcher Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	30,824
24,000	Cathay Financial Holding Co. Ltd. (Insurance)	38,463
11,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	22,701

Common Stocks – (continued)
Taiwan – (continued)
90,000	China Airlines Ltd. (Airlines)	27,891
57,000	China Development Financial Holding Corp. (Banks)	15,723
46,000	China Steel Corp. (Metals & Mining)	36,865
35,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	118,393
497,520	CTBC Financial Holding Co. Ltd. (Banks)	310,684
6,000	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	33,807
55,000	E.Sun Financial Holding Co. Ltd. (Banks)	33,244
2,045	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	22,366
63,000	Eva Airways Corp. (Airlines)	30,972
33,000	Far Eastern New Century Corp. (Industrial Conglomerates)	27,766
14,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	34,476
6,720	Feng TAY Enterprise Co. Ltd. (Textiles, Apparel & Luxury Goods)	25,823
10,000	Formosa Chemicals & Fibre Corp. (Chemicals)	30,750
20,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	69,908
19,000	Formosa Plastic Corp. (Chemicals)	57,092
20,000	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	31,355
5,000	Giant Manufacturing Co. Ltd. (Leisure Products)	30,244
2,000	Ginko International Co. Ltd. (Health Care Equipment & Supplies)	16,473
3,000	Grape King Bio Ltd. (Personal Products)	19,290
26,000	Highwealth Construction Corp. (Real Estate Management & Development)	43,863
5,000	Hiwin Technologies Corp. (Machinery)	31,902
18,100	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	59,244
74,800	Hon Hai Precision Industry Co. Ltd. GDR (Electronic Equipment, Instruments & Components)	498,916
4,000	Hotai Motor Co. Ltd. (Specialty Retail)	46,071
2,000	King Slide Works Co. Ltd. (Machinery)	30,791
25,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	179,720
452,788	Mega Financial Holding Co. Ltd. (Banks)	363,542
17,000	Nan Ya Plastics Corp. (Chemicals)	40,948
2,000	OBI Pharma, Inc.* (Biotechnology)	18,826
5,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	14,725
4,000	PharmaEngine, Inc. (Biotechnology)	24,726
32,000	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	44,811

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
8,000	President Chain Store Corp. (Food & Staples Retailing)	$69,619
10,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	20,717
30,000	Ruentex Development Co. Ltd.* (Real Estate Management & Development)	36,641
15,000	Ruentex Industries Ltd. (Textiles, Apparel & Luxury Goods)	24,137
2,000	St. Shine Optical Co. Ltd. (Health Care Equipment & Supplies)	38,713
11,550	Standard Foods Corp. (Food Products)	28,503
19,000	Taiwan Cement Corp. (Construction Materials)	22,099
15,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	55,434
16,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	103,070
65,423	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	2,163,539
17,000	Teco Electric and Machinery Co. Ltd. (Electrical Equipment)	16,836
52,000	Uni-President Enterprises Corp. (Food Products)	95,992
82,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	32,750
59,000	Walsin Lihwa Corp. (Electrical Equipment)	26,497
80,000	Yuanta Financial Holding Co. Ltd. (Capital Markets)	34,205

		5,587,823

Thailand – 0.6%
9,600	Advanced Info Service PCL (Wireless Telecommunication Services)	48,525
27,076	Advanced Info Service PCL ADR (Wireless Telecommunication Services)	136,260
1,200	Advanced Info Service PCL NVDR (Wireless Telecommunication Services)	6,071
37,000	Airports of Thailand PCL (Transportation Infrastructure)	43,044
19,000	Airports of Thailand PCL NVDR (Transportation Infrastructure)	22,105
10,160	Bangkok Bank PCL ADR (Banks)	263,325
12,500	Bangkok Bank PCL. (Banks)	67,529
350,900	Bangkok Dusit Medical Services PCL Class F (Health Care Providers & Services)	205,794
133,400	Bangkok Dusit Medical Services PCL NVDR (Health Care Providers & Services)	78,236
142,100	Bangkok Expressway & Metro PCL	29,555
518,600	Bangkok Land PCL (Real Estate Management & Development)	28,028

Common Stocks – (continued)
Thailand – (continued)
51,300	Bank of Ayudhya PCL NVDR (Banks)	56,326
3,400	Berli Jucker PCL NVDR (Industrial Conglomerates)	4,276
64,300	BTS Group Holdings PCL (Road & Rail)	15,787
159,600	BTS Group Holdings PCL NVDR (Road & Rail)	39,186
7,500	Bumrungrad Hospital PCL (Health Care Providers & Services)	38,018
4,800	Bumrungrad Hospital PCL NVDR (Health Care Providers & Services)	24,332
22,700	Central Pattana PCL (Real Estate Management & Development)	39,335
16,200	Central Pattana PCL NVDR (Real Estate Management & Development)	28,072
67,900	Charoen Pokphand Foods PCL NVDR (Food Products)	52,442
27,700	CP ALL PCL (Food & Staples Retailing)	48,862
17,600	CP ALL PCL NVDR (Food & Staples Retailing)	31,049
15,200	Delta Electronics Thailand PCL (Electronic Equipment, Instruments & Components)	40,418
11,100	Delta Electronics Thailand PCL NVDR (Electronic Equipment, Instruments & Components)	29,516
4,300	Electricity Generating PCL (Independent Power and Renewable Electricity Producers)	27,346
14,900	Energy Absolute PCL NVDR (Oil, Gas & Consumable Fuels)	11,614
13,900	Glow Energy PCL (Independent Power and Renewable Electricity Producers)	32,935
15,800	Hana Microelectronics PCL (Electronic Equipment, Instruments & Components)	19,413
98,200	Home Product Center PCL (Specialty Retail)	27,522
24,000	Indorama Ventures PCL (Chemicals)	25,448
33,700	Indorama Ventures PCL NVDR (Chemicals)	35,733
13,100	Intouch Holdings PCL NVDR (Wireless Telecommunication Services)	20,248
7,100	Kasikornbank PCL (Banks)	37,973
4,800	Kasikornbank PCL NVDR (Banks)	25,650
8,000	KCE Electronics PCL (Electronic Equipment, Instruments & Components)	24,604
81,200	Krung Thai Bank PCL NVDR (Banks)	46,425
32,000	Minor International PCL (Hotels, Restaurants & Leisure)	34,435
26,400	Minor International PCL NVDR (Hotels, Restaurants & Leisure)	28,409
13,500	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	37,880
9,600	PTT Exploration & Production PCL NVDR (Oil, Gas & Consumable Fuels)	26,937

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Thailand – (continued)
12,200	PTT Global Chemical PCL (Chemicals)	$26,407
18,500	PTT Global Chemical PCL NVDR (Chemicals)	40,044
5,000	PTT PCL (Oil, Gas & Consumable Fuels)	56,131
2,600	PTT PCL NVDR (Oil, Gas & Consumable Fuels)	29,188
38,535	Siam Global House PCL (Specialty Retail)	18,144
542,700	Superblock PCL* (Independent Power and Renewable Electricity Producers)	23,687
75,500	Thai Beverage PCL (Beverages)	49,982
15,400	Thai Oil PCL NVDR (Oil, Gas & Consumable Fuels)	34,701
2,100	The Siam Cement PCL (Construction Materials)	32,517
1,600	The Siam Cement PCL NVDR (Construction Materials)	24,775
6,000	The Siam Commercial Bank PCL	27,021
373,200	TMB Bank PCL NVDR (Banks)	24,574
140,984	True Corp. PCL (Diversified Telecommunication Services)	26,655
24,200	True Corp. PCL NVDR (Diversified Telecommunication Services)	4,575
303,100	WHA Corp. PCL* (Real Estate Management & Development)	27,507

		2,284,571

Turkey – 0.3%
25,238	Akbank TAS (Banks)	67,551
26,474	Aksa Enerji Uretim AS* (Independent Power and Renewable Electricity Producers)	22,286
5,738	Anadolu Efes Biracilik Ve Malt Sanayii AS (Beverages)	32,341
12,909	Arcelik AS (Household Durables)	86,063
3,743	Aygaz AS (Gas Utilities)	14,932
3,807	BIM Birlesik Magazalar AS (Food & Staples Retailing)	62,187
133,656	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Equity Real Estate Investment Trusts (REITs))	110,969
35,409	Enka Insaat ve Sanayi AS (Industrial Conglomerates)	54,414
59,245	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	108,525
1,777	Ford Otomotiv Sanayi AS (Automobiles)	19,751
9,329	Haci Omer Sabanci Holding AS (Diversified Financial Services)	27,785
52,570	Is Gayrimenkul Yatirim Ortakligi AS (Equity Real Estate Investment Trusts (REITs))	20,570
12,575	KOC Holding AS (Industrial Conglomerates)	59,102
18,787	Petkim Petrokimya Holding AS (Chemicals)	25,965

Common Stocks – (continued)
Turkey – (continued)
9,633	Soda Sanayii AS (Chemicals)	17,384
5,922	TAV Havalimanlari Holding AS (Transportation Infrastructure)	24,675
4,800	Tofas Turk Otomobil Fabrikasi AS (Automobiles)	39,974
4,691	Tupras Turkiye Petrol Rafinerileri AS (Oil, Gas & Consumable Fuels)	118,167
15,994	Turk Hava Yollari AO* (Airlines)	27,287
15,411	Turk Telekomunikasyon AS (Diversified Telecommunication Services)	27,670
26,081	Turkcell Iletisim Hizmetleri AS* (Wireless Telecommunication Services)	91,251
24,708	Turkiye Garanti Bankasi A/S (Banks)	66,698
10,223	Turkiye Halk Bankasi AS (Banks)	33,904
12,776	Turkiye Is Bankasi Class C (Banks)	25,214
3,825	Turkiye Vakiflar Bankasi TAO Class D (Banks)	6,537
5,178	Ulker Biskuvi Sanayi AS (Food Products)	29,418

		1,220,620

United Arab Emirates – 0.1%
96,000	Air Arabia PJSC (Airlines)	27,182
58,590	Ajman Bank PJSC* (Banks)	18,929
76,993	Arabtec Holding PJSC* (Construction & Engineering)	18,846
21,366	DAMAC Properties Dubai Co. PJSC (Real Estate Management & Development)	14,891
59,284	Dubai Financial Market PJSC (Capital Markets)	18,562
51,450	Dubai Investments PJSC (Capital Markets)	29,615
10,630	Dubai Islamic Bank PJSC (Banks)	16,988
85,000	DXB Entertainments PJSC* (Hotels, Restaurants & Leisure)	22,318
23,611	Emaar Malls Group PJSC (Real Estate Management & Development)	16,524
10,324	Emaar Properties PJSC (Real Estate Management & Development)	20,161
38,563	National Central Cooling Co. PJSC (Building Products)	19,843

		223,859

United Kingdom – 7.8%
28,220	3i Group PLC (Capital Markets)	290,018
14,789	Abcam PLC (Biotechnology)	164,165
5,224	Admiral Group PLC (Insurance)	136,036
5,974	Anglo American PLC* (Metals & Mining)	85,532
16,200	Aon PLC (Insurance)	1,941,408
4,655	Ashtead Group PLC (Trading Companies & Distributors)	98,202
2,958	ASOS PLC* (Internet & Direct Marketing Retail)	222,942
13,768	AstraZeneca PLC (Pharmaceuticals)	824,557
7,115	Auto Trader Group PLC(a) (Internet Software & Services)	36,954

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
142,541	Aviva PLC (Insurance)	$969,336
9,127	Babcock International Group PLC (Commercial Services & Supplies)	106,321
4,240	BAE Systems PLC (Aerospace & Defense)	34,437
109,028	Balfour Beatty PLC (Construction & Engineering)	411,883
267,976	Barclays PLC (Banks)	733,827
18,371	Barratt Developments PLC (Household Durables)	137,849
31,458	Beazley PLC (Insurance)	179,220
5,432	Bellway PLC (Household Durables)	200,199
4,427	BHP Billiton PLC (Metals & Mining)	67,490
100,626	boohoo.com PLC* (Internet & Direct Marketing Retail)	245,813
71,735	BP PLC (Oil, Gas & Consumable Fuels)	410,655
16,856	British American Tobacco PLC (Tobacco)	1,138,847
5,897	BT Group PLC (Diversified Telecommunication Services)	23,263
3,051	Bunzl PLC (Trading Companies & Distributors)	95,112
1,768	Burberry Group PLC (Textiles, Apparel & Luxury Goods)	36,948
8,618	Capita PLC (Professional Services)	62,116
14,331	Carnival PLC (Hotels, Restaurants & Leisure)	883,254
214,505	Cobham PLC (Aerospace & Defense)	368,120
62,682	Compass Group PLC (Hotels, Restaurants & Leisure)	1,265,599
18,090	Conviviality PLC (Food & Staples Retailing)	71,228
2,514	Croda International PLC (Chemicals)	122,540
3,447	Dechra Pharmaceuticals PLC (Pharmaceuticals)	75,451
13,692	Diageo PLC (Beverages)	398,535
839	Dialog Semiconductor PLC* (Semiconductors & Semiconductor Equipment)	39,258
47,604	Direct Line Insurance Group PLC (Insurance)	215,117
28,888	Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	123,609
5,775	DS Smith PLC (Containers & Packaging)	32,288
59,807	Experian PLC (Professional Services)	1,286,613
12,210	Ferroglobe PLC (Metals & Mining)	117,826
8,166	Fevertree Drinks PLC (Beverages)	172,073
394,179	GKN PLC (Auto Components)	1,831,856
29,094	GlaxoSmithKline PLC (Pharmaceuticals)	585,599
37,985	Greencore Group PLC (Food Products)	112,133
19,047	GVC Holdings PLC (Hotels, Restaurants & Leisure)	184,282
5,615	Halma PLC (Electronic Equipment, Instruments & Components)	76,580

Common Stocks – (continued)
United Kingdom – (continued)
12,085	Hammerson PLC (Equity Real Estate Investment Trusts (REITs))	91,947
18,026	Hastings Group Holdings PLC(a) (Insurance)	70,579
103,520	Hays PLC (Professional Services)	229,720
3,991	Hill & Smith Holdings PLC (Metals & Mining)	68,646
12,888	Hiscox. Ltd. (Insurance)	189,000
15,094	HSBC Holdings PLC (Banks)	124,470
2,387	IHS Markit Ltd.* (Professional Services)	103,596
948	Imperial Tobacco Group PLC (Tobacco)	46,427
18,464	Inchcape PLC (Distributors)	204,258
9,371	Informa PLC (Media)	77,917
8,210	Inmarsat PLC (Diversified Telecommunication Services)	86,828
672	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	35,617
12,381	InterContinental Hotels Group PLC ADR (Hotels, Restaurants & Leisure)	653,593
22,394	Intermediate Capital Group PLC (Capital Markets)	226,665
1,226	Intertek Group PLC (Professional Services)	64,526
39,787	J Sainsbury PLC (Food & Staples Retailing)	141,859
29,449	JD Sports Fashion PLC (Specialty Retail)	169,815
681	Johnson Matthey PLC (Chemicals)	26,268
25,716	Just Eat PLC* (Internet Software & Services)	192,237
12,973	KAZ Minerals PLC* (Metals & Mining)	84,611
30,438	Kingfisher PLC (Specialty Retail)	134,656
5,341	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	76,492
889,342	Lloyds Banking Group PLC (Banks)	799,096
791	London Stock Exchange Group PLC (Capital Markets)	34,659
15,145	Marks & Spencer Group PLC (Multiline Retail)	71,880
4,491	Mediclinic International PLC (Health Care Providers & Services)	47,344
2,173	Micro Focus International PLC (Software)	72,806
3,499	Mondi PLC (Paper & Forest Products)	90,524
35,941	National Express Group PLC (Road & Rail)	166,326
17,111	National Grid PLC (Multi-Utilities)	221,557
1,154	Next PLC (Multiline Retail)	64,328
2,066	Nielsen Holdings PLC (Professional Services)	84,975
14,245	Northgate PLC (Road & Rail)	99,631
5,649	Nostrum Oil & Gas PLC* (Oil, Gas & Consumable Fuels)	32,808
19,321	Old Mutual PLC (Insurance)	48,526
8,031	Pearson PLC (Media)	66,245
11,739	Pennon Group PLC (Water Utilities)	130,234

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
3,064	Persimmon PLC (Household Durables)	$92,450
825	Phoenix Group Holdings (Insurance)	7,890
1,869	Provident Financial PLC (Consumer Finance)	77,577
47,257	Prudential PLC (Insurance)	1,048,814
46,818	QinetiQ Group PLC (Aerospace & Defense)	178,164
3,219	Randgold Resources Ltd. (Metals & Mining)	283,163
14,880	Reckitt Benckiser Group PLC (Household Products)	1,371,005
19,049	Redrow PLC (Household Durables)	142,236
2,034	RELX PLC (Professional Services)	41,239
97,319	Rentokil Initial PLC (Commercial Services & Supplies)	313,765
3,974	Rightmove PLC (Internet Software & Services)	215,456
2,270	Rio Tinto PLC (Metals & Mining)	89,552
7,429	Rolls-Royce Holdings PLC* (Aerospace & Defense)	78,090
527,459	Rolls-Royce Holdings PLC Class C (Aerospace & Defense)	683
20,928	Royal Bank of Scotland Group PLC* (Banks)	71,850
42,491	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	1,130,556
24,986	Royal Mail PLC (Air Freight & Logistics)	130,292
13,536	RPC Group PLC (Containers & Packaging)	142,194
23,683	RSA Insurance Group PLC (Insurance)	182,712
1,494	Schroders PLC (Capital Markets)	61,694
13,056	Segro PLC (Equity Real Estate Investment Trusts (REITs))	82,121
2,318	Severn Trent PLC (Water Utilities)	69,779
3,214	Sky PLC (Media)	41,288
3,823	Smiths Group PLC (Industrial Conglomerates)	81,271
33,650	SSE PLC (Electric Utilities)	606,183
8,936	Standard Chartered PLC* (Banks)	83,510
13,494	Standard Life PLC (Insurance)	63,512
3,734	Tate & Lyle PLC (Food Products)	36,618
44,304	Taylor Wimpey PLC (Household Durables)	114,760
17,757	Tesco PLC* (Food & Staples Retailing)	42,141
3,002	The Berkeley Group Holdings PLC (Household Durables)	126,617
9,263	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	78,765
9,481	The Sage Group PLC (Software)	82,296
1,516	The Weir Group PLC (Machinery)	39,060
27,065	TP ICAP PLC (Capital Markets)	160,585
4,984	Travis Perkins PLC (Trading Companies & Distributors)	103,946
997	Unilever PLC (Personal Products)	51,294
11,381	United Utilities Group PLC (Water Utilities)	143,426

Common Stocks – (continued)
United Kingdom – (continued)
8,418	Vedanta Resources PLC (Metals & Mining)	75,339
19,437	Vesuvius PLC (Machinery)	133,632
34,209	Virgin Money Holdings UK PLC (Banks)	140,588
259,471	Vodafone Group PLC (Wireless Telecommunication Services)	668,304
668	Whitbread PLC (Hotels, Restaurants & Leisure)	34,901
39,518	William Morrison Supermarkets PLC (Food & Staples Retailing)	122,759
8,685	Willis Towers Watson PLC (Insurance)	1,151,805
44,668	Worldpay Group PLC(a) (IT Services)	173,471
3,214	WPP PLC (Media)	68,823

		31,981,933

United States – 41.2%
381	3M Co. (Industrial Conglomerates)	74,611
3,782	Abbott Laboratories (Health Care Equipment & Supplies)	165,046
3,543	ABM Industries, Inc. (Commercial Services & Supplies)	153,022
5,414	ACCO Brands Corp.* (Commercial Services & Supplies)	77,150
3,556	Activision Blizzard, Inc. (Software)	185,801
298	Adobe Systems, Inc.* (Software)	39,855
12,652	Advance Auto Parts, Inc. (Specialty Retail)	1,798,355
4,865	Aegion Corp.* (Construction & Engineering)	111,019
9,184	Aetna, Inc. (Health Care Providers & Services)	1,240,483
206	Affiliated Managers Group, Inc. (Capital Markets)	34,112
2,299	Aflac, Inc. (Insurance)	172,149
1,777	Agilent Technologies, Inc. (Life Sciences Tools & Services)	97,824
9,465	Air Lease Corp. (Trading Companies & Distributors)	360,995
139	Air Products & Chemicals, Inc. (Chemicals)	19,530
1,912	Akamai Technologies, Inc.* (Internet Software & Services)	116,517
2,632	Alamo Group, Inc. (Machinery)	208,086
645	Alaska Air Group, Inc. (Airlines)	54,883
1,232	Albemarle Corp. (Chemicals)	134,177
1,044	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	117,460
343	Alleghany Corp.* (Insurance)	209,470
7,658	Allergan PLC (Pharmaceuticals)	1,867,480
269	Alliance Data Systems Corp. (IT Services)	67,150
5,672	Alliant Energy Corp. (Electric Utilities)	223,023
8,022	Ally Financial, Inc. (Consumer Finance)	158,836
1,324	Altria Group, Inc. (Tobacco)	95,037

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
83	Amazon.com, Inc.* (Internet & Direct Marketing Retail)	$76,774
5,655	Amdocs Ltd. (IT Services)	346,312
4,156	Ameren Corp. (Multi-Utilities)	227,292
6,285	American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	297,846
3,362	American Electric Power Co., Inc. (Electric Utilities)	228,044
750	American Express Co. (Consumer Finance)	59,438
30,165	American International Group, Inc. (Insurance)	1,837,350
442	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	55,665
5,234	American Water Works Co., Inc. (Water Utilities)	417,464
616	Ameriprise Financial, Inc. (Capital Markets)	78,756
8,105	Ameris Bancorp (Banks)	381,745
5,360	AMERISAFE, Inc. (Insurance)	308,468
21,451	AmerisourceBergen Corp. (Health Care Providers & Services)	1,760,055
1,284	AMETEK, Inc. (Electrical Equipment)	73,445
1,398	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	101,089
11,179	Amplify Snack Brands, Inc.* (Food Products)	100,611
959	Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	54,682
1,079	Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	87,992
49,580	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	585,540
722	ANSYS, Inc.* (Software)	79,536
7,856	Anthem, Inc. (Health Care Providers & Services)	1,397,504
8,828	Anworth Mortgage Asset Corp. (Mortgage Real Estate Investment Trusts (REITs))	51,732
539	Apache Corp. (Oil, Gas & Consumable Fuels)	26,217
12,539	Apple, Inc. (Technology Hardware, Storage & Peripherals)	1,801,227
5,485	Arch Capital Group Ltd.* (Insurance)	531,880
2,008	Archer-Daniels-Midland Co. (Food Products)	91,866
5,079	Arconic, Inc. (Aerospace & Defense)	138,809
7,433	Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	102,798
3,571	Arthur J. Gallagher & Co. (Insurance)	199,298
5,938	Assured Guaranty Ltd. (Insurance)	226,416
6,079	AT&T, Inc. (Diversified Telecommunication Services)	240,911

Common Stocks – (continued)
United States – (continued)
866	Autodesk, Inc.* (Software)	78,001
406	Automatic Data Processing, Inc. (IT Services)	42,423
75	AutoZone, Inc.* (Specialty Retail)	51,914
973	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	184,714
19,948	Axis Capital Holdings Ltd. (Insurance)	1,314,573
2,338	Baker Hughes, Inc. (Energy Equipment & Services)	138,807
3,860	Balchem Corp. (Chemicals)	313,278
1,748	Ball Corp. (Containers & Packaging)	134,404
8,737	Bank of America Corp. (Banks)	203,922
2,765	BankUnited, Inc. (Banks)	97,577
5,020	Baxter International, Inc. (Health Care Equipment & Supplies)	279,514
4,224	BB&T Corp. (Banks)	182,392
697	Becton Dickinson & Co. (Health Care Equipment & Supplies)	130,318
2,842	Belden, Inc. (Electronic Equipment, Instruments & Components)	198,087
15,988	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	2,641,377
6,998	Best Buy Co., Inc. (Specialty Retail)	362,566
1,008	BioMarin Pharmaceutical, Inc.* (Biotechnology)	96,607
5,200	Blackbaud, Inc. (Software)	418,132
215	BlackRock, Inc. (Capital Markets)	82,683
3,163	Blackstone Mortgage Trust, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	97,673
5,015	BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	116,850
3,199	Booz Allen Hamilton Holding Corp. (IT Services)	114,940
1,863	BorgWarner, Inc. (Auto Components)	78,768
1,902	Boston Scientific Corp.* (Health Care Equipment & Supplies)	50,175
3,079	Bristow Group, Inc. (Energy Equipment & Services)	41,166
921	Broadridge Financial Solutions, Inc. (IT Services)	64,415
7,430	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	187,682
1,433	Brown-Forman Corp. Class B (Beverages)	67,810
5,918	Bunge Ltd. (Food Products)	467,700
3,421	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	248,707
703	C.R. Bard, Inc. (Health Care Equipment & Supplies)	216,158
4,300	CA, Inc. (Software)	141,169
755	Cabot Corp. (Chemicals)	45,443
4,181	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	97,166
8,714	CalAtlantic Group, Inc. (Household Durables)	315,621

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
11,840	Callidus Software, Inc.* (Software)	$249,232
3,826	Campbell Soup Co. (Food Products)	220,148
4,325	Cantel Medical Corp. (Health Care Equipment & Supplies)	321,823
893	Capital One Financial Corp. (Consumer Finance)	71,779
16,913	Cardinal Health, Inc. (Health Care Providers & Services)	1,227,715
10,720	Catalent, Inc.* (Pharmaceuticals)	313,882
925	Caterpillar, Inc. (Machinery)	94,591
12,120	Cathay General Bancorp (Banks)	461,166
31,746	CBRE Group, Inc. Class A* (Real Estate Management & Development)	1,136,824
483	CBS Corp. Class B (Media)	32,148
1,021	CDK Global, Inc. (Software)	66,375
1,547	Celanese Corp. Series A (Chemicals)	134,651
2,077	Centene Corp.* (Health Care Providers & Services)	154,529
8,782	CenterPoint Energy, Inc. (Multi-Utilities)	250,550
4,746	CenturyLink, Inc. (Diversified Telecommunication Services)	121,830
16,336	Cerner Corp.* (Health Care Technology)	1,057,756
571	Charter Communications, Inc. Class A* (Media)	197,086
4,016	Chatham Lodging Trust (Equity Real Estate Investment Trusts (REITs))	77,750
1,239	Chemed Corp. (Health Care Providers & Services)	249,510
686	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	31,110
788	Chevron Corp. (Oil, Gas & Consumable Fuels)	84,080
313	Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	148,509
3,121	Church & Dwight Co., Inc. (Household Products)	154,583
1,841	Cigna Corp. (Health Care Providers & Services)	287,877
343	Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	40,021
2,937	Cincinnati Financial Corp. (Insurance)	211,728
495	Cintas Corp. (Commercial Services & Supplies)	60,623
15,437	Cisco Systems, Inc. (Communications Equipment)	525,939
5,040	CIT Group, Inc. (Banks)	233,402
1,388	Citigroup, Inc. (Banks)	82,059
7,666	Citizens Financial Group, Inc. (Banks)	281,419
1,216	Citrix Systems, Inc.* (Software)	98,423
13,973	ClubCorp Holdings, Inc. (Hotels, Restaurants & Leisure)	187,937
3,394	CME Group, Inc. (Capital Markets)	394,349
7,827	CMS Energy Corp. (Multi-Utilities)	355,346
3,092	Coach, Inc. (Textiles, Apparel & Luxury Goods)	121,794

Common Stocks – (continued)
United States – (continued)
6,730	Cognex Corp. (Electronic Equipment, Instruments & Components)	574,338
29,775	Cognizant Technology Solutions Corp. Class A* (IT Services)	1,793,348
7,570	Cohen & Steers, Inc. (Capital Markets)	302,043
1,034	Coherent, Inc.* (Electronic Equipment, Instruments & Components)	222,930
1,199	Colgate-Palmolive Co. (Household Products)	86,376
3,175	Columbia Banking System, Inc. (Banks)	125,444
52,566	Comcast Corp. Class A (Media)	2,060,062
3,225	Compass Minerals International, Inc. (Metals & Mining)	212,850
5,232	Conagra Brands, Inc. (Food Products)	202,897
1,968	Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	249,267
2,027	ConocoPhillips (Oil, Gas & Consumable Fuels)	97,114
5,453	Consolidated Edison, Inc. (Multi-Utilities)	432,314
590	Constellation Brands, Inc. Class A (Beverages)	101,799
1,795	Convergys Corp. (IT Services)	40,405
4,639	Corning, Inc. (Electronic Equipment, Instruments & Components)	133,835
217	Costco Wholesale Corp. (Food & Staples Retailing)	38,522
9,625	Cotiviti Holdings, Inc.* (Health Care Technology)	402,229
2,240	Coty, Inc. Class A (Personal Products)	39,984
1,102	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	104,249
2,734	CSX Corp. (Road & Rail)	138,997
975	Cummins, Inc. (Machinery)	147,166
765	Curtiss-Wright Corp. (Aerospace & Defense)	71,497
53,087	CVS Health Corp. (Food & Staples Retailing)	4,376,492
22,280	CYS Investments, Inc. (Mortgage Real Estate Investment Trusts (REITs))	190,048
4,045	D.R. Horton, Inc. (Household Durables)	133,040
2,125	Danaher Corp. (Health Care Equipment & Supplies)	177,076
2,556	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	217,746
1,713	DaVita, Inc.* (Health Care Providers & Services)	118,214
3,093	Deere & Co. (Machinery)	345,210
1,938	Delta Air Lines, Inc. (Airlines)	88,063
2,111	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	133,500
1,697	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	67,015
777	Diamondback Energy, Inc.* (Oil, Gas & Consumable Fuels)	77,576

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
1,659	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	$190,520
8,320	Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	129,792
1,897	Discover Financial Services (Consumer Finance)	118,733
47,877	Discovery Communications, Inc. Class C* (Media)	1,339,598
589	DISH Network Corp. Class A* (Media)	37,955
20,159	Dollar General Corp. (Multiline Retail)	1,465,761
790	Dollar Tree, Inc.* (Multiline Retail)	65,388
972	Dominion Resources, Inc. (Multi-Utilities)	75,262
1,158	Dover Corp. (Machinery)	91,343
1,219	Dr. Pepper Snapple Group, Inc. (Beverages)	111,721
4,413	Dril-Quip, Inc.* (Energy Equipment & Services)	227,490
2,555	DTE Energy Co. (Multi-Utilities)	267,227
5,214	Duke Energy Corp. (Electric Utilities)	430,155
3,226	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	89,457
4,147	E*TRADE Financial Corp.* (Capital Markets)	143,279
1,567	Eastman Chemical Co. (Chemicals)	124,968
3,979	Edison International (Electric Utilities)	318,201
8,985	Education Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	348,348
766	Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	84,007
904	Electronic Arts, Inc.* (Software)	85,717
737	Eli Lilly & Co. (Pharmaceuticals)	60,478
3,388	EnerSys (Electrical Equipment)	281,577
2,713	Entergy Corp. (Electric Utilities)	206,893
1,889	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	174,732
5,432	EPAM Systems, Inc.* (IT Services)	418,264
3,992	EQT Corp. (Oil, Gas & Consumable Fuels)	232,095
834	Equifax, Inc. (Professional Services)	112,849
131	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	54,719
2,146	Equity Residential (Equity Real Estate Investment Trusts (REITs))	138,589
4,972	Essent Group Ltd.* (Thrifts & Mortgage Finance)	184,014
873	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	213,422
6,067	Everest Re Group Ltd. (Insurance)	1,527,125
4,294	Eversource Energy (Electric Utilities)	255,064
6,120	Exelon Corp. (Electric Utilities)	211,936
4,969	ExlService Holdings, Inc.* (IT Services)	237,071
319	Expedia, Inc. (Internet & Direct Marketing Retail)	42,657
3,604	Expeditors International of Washington, Inc. (Air Freight & Logistics)	202,148

Common Stocks – (continued)
United States – (continued)
2,699	Express Scripts Holding Co.* (Health Care Providers & Services)	165,557
1,395	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	105,364
2,728	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	222,741
891	F5 Networks, Inc.* (Communications Equipment)	115,055
387	Facebook, Inc. Class A* (Internet Software & Services)	58,147
1,930	Fastenal Co. (Trading Companies & Distributors)	86,232
2,406	FCB Financial Holdings, Inc. Class A* (Banks)	113,684
535	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	70,026
680	FedEx Corp. (Air Freight & Logistics)	128,996
2,493	Ferro Corp.* (Chemicals)	44,675
17,993	Ferroglobe Representation & Warranty Insurance Trust* (Metals & Mining)	—
1,491	Fidelity National Information Services, Inc. (IT Services)	125,527
12,102	Fifth Third Bancorp (Banks)	295,652
2,685	First American Financial Corp. (Insurance)	116,556
434	First Citizens BancShares, Inc. Class A (Banks)	151,058
1,861	First Midwest Bancorp, Inc. (Banks)	42,263
3,849	First Republic Bank (Banks)	355,879
1,117	First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	33,007
3,097	FirstCash, Inc. (Consumer Finance)	160,889
5,605	FirstEnergy Corp. (Electric Utilities)	167,814
568	Fiserv, Inc.* (IT Services)	67,672
8,050	Five Below, Inc.* (Specialty Retail)	395,416
182	FleetCor Technologies, Inc.* (IT Services)	25,687
1,535	Fluor Corp. (Construction & Engineering)	78,776
5,960	FNF Group (Insurance)	244,062
2,055	Foot Locker, Inc. (Specialty Retail)	158,934
5,228	Ford Motor Co. (Automobiles)	59,965
518	Fortune Brands Home & Security, Inc. (Building Products)	33,017
11,170	Forum Energy Technologies, Inc.* (Energy Equipment & Services)	188,773
64,440	Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	1,111,590
2,214	Franklin Resources, Inc. (Capital Markets)	95,446
4,777	Freeport-McMoRan, Inc.* (Metals & Mining)	60,907
2,864	FTD Cos., Inc.* (Internet & Direct Marketing Retail)	57,280
2,442	FTI Consulting, Inc.* (Professional Services)	84,469

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
1,677	Gartner, Inc.* (IT Services)	$191,329
360	General Dynamics Corp. (Aerospace & Defense)	69,764
3,338	General Electric Co. (Industrial Conglomerates)	96,769
1,276	General Mills, Inc. (Food Products)	73,383
1,872	General Motors Co. (Automobiles)	64,846
46,343	Gentex Corp. (Auto Components)	956,983
534	Genuine Parts Co. (Distributors)	49,139
4,682	GGP, Inc. (Equity Real Estate Investment Trusts (REITs))	101,178
6,630	Glacier Bancorp, Inc. (Banks)	223,961
2,347	Global Indemnity Ltd.* (Insurance)	95,171
1,257	Global Payments, Inc. (IT Services)	102,772
14,695	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	445,699
10,345	Grand Canyon Education, Inc.* (Diversified Consumer Services)	777,530
1,658	Granite Construction, Inc. (Construction & Engineering)	87,393
21,321	Graphic Packaging Holding Co. (Containers & Packaging)	289,539
634	Group 1 Automotive, Inc. (Specialty Retail)	43,714
2,431	Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	38,604
3,218	Halliburton Co. (Energy Equipment & Services)	147,642
3,189	Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	69,552
2,731	Hanmi Financial Corp. (Banks)	79,336
1,292	Harley-Davidson, Inc. (Automobiles)	73,399
1,314	Harris Corp. (Communications Equipment)	147,023
1,807	Hasbro, Inc. (Leisure Products)	179,092
1,090	HCA Holdings, Inc.* (Health Care Providers & Services)	91,789
4,595	HCP, Inc. (Equity Real Estate Investment Trusts (REITs))	144,053
9,200	Healthcare Services Group, Inc. (Commercial Services & Supplies)	422,372
16,065	Heartland Express, Inc. (Road & Rail)	323,228
5,819	HEICO Corp. (Aerospace & Defense)	413,539
4,338	HEICO Corp. Class A (Aerospace & Defense)	265,889
2,832	Heidrick & Struggles International, Inc. (Professional Services)	60,888
2,295	Helen of Troy Ltd.* (Household Durables)	215,730
421	Henry Schein, Inc.* (Health Care Providers & Services)	73,170
1,346	Hess Corp. (Oil, Gas & Consumable Fuels)	65,725
1,801	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	33,553

Common Stocks – (continued)
United States – (continued)
5,920	Hibbett Sports, Inc.* (Specialty Retail)	153,920
2,056	Hillenbrand, Inc. (Machinery)	75,866
14,649	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	863,852
3,134	Hologic, Inc.* (Health Care Equipment & Supplies)	141,500
320	Honeywell International, Inc. (Industrial Conglomerates)	41,965
3,262	Hormel Foods Corp. (Food Products)	114,431
5,033	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	90,342
2,389	HP, Inc. (Technology Hardware, Storage & Peripherals)	44,961
6,515	HubSpot, Inc.* (Software)	436,831
891	Humana, Inc. (Health Care Providers & Services)	197,784
27,866	Huntington Bancshares, Inc. (Banks)	358,357
3,835	IBERIABANK Corp. (Banks)	304,307
3,880	ICU Medical, Inc.* (Health Care Equipment & Supplies)	596,744
4,023	IDACORP, Inc. (Electric Utilities)	340,024
506	IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	84,871
354	Illinois Tool Works, Inc. (Machinery)	48,884
7,605	Impax Laboratories, Inc.* (Pharmaceuticals)	106,850
8,555	INC Research Holdings, Inc. Class A* (Life Sciences Tools & Services)	384,975
604	Incyte Corp.* (Biotechnology)	75,065
814	Infinity Property & Casualty Corp. (Insurance)	80,790
735	Ingredion, Inc. (Food Products)	91,008
3,438	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	144,740
4,086	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	187,833
2,051	Intel Corp. (Semiconductors & Semiconductor Equipment)	74,144
5,052	Intercontinental Exchange, Inc. (Capital Markets)	304,130
523	International Business Machines Corp. (IT Services)	83,832
1,131	International Flavors & Fragrances, Inc. (Chemicals)	156,745
1,555	International Paper Co. (Containers & Packaging)	83,923
384	Intuit, Inc. (Software)	48,081
150	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	125,381
2,949	Invesco Ltd. (Capital Markets)	97,140
842	J.B. Hunt Transport Services, Inc. (Road & Rail)	75,494
7,435	Jagged Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	82,826
630	Johnson & Johnson (Pharmaceuticals)	77,786
737	Jones Lang LaSalle, Inc. (Real Estate Management & Development)	84,652

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
2,301	JPMorgan Chase & Co. (Banks)	$200,187
6,369	Juniper Networks, Inc. (Communications Equipment)	191,516
12,024	Kansas City Southern (Road & Rail)	1,083,002
10,145	KapStone Paper and Packaging Corp. (Paper & Forest Products)	213,958
3,035	KAR Auction Services, Inc. (Commercial Services & Supplies)	132,387
1,748	Kellogg Co. (Food Products)	124,108
17,598	KeyCorp (Banks)	320,988
327	Kimberly-Clark Corp. (Household Products)	42,428
5,438	Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	110,337
4,623	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	95,372
968	KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	95,077
2,182	Korn/Ferry International (Professional Services)	70,697
17,234	Kosmos Energy Ltd.* (Oil, Gas & Consumable Fuels)	103,576
18,530	L Brands, Inc. (Specialty Retail)	978,569
1,247	L3 Technologies, Inc. (Aerospace & Defense)	214,197
1,867	Laboratory Corp. of America Holdings* (Health Care Providers & Services)	261,660
1,169	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	169,330
692	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	40,821
2,637	LCI Industries (Auto Components)	266,733
642	Lear Corp. (Auto Components)	91,588
2,561	Lennar Corp. Class A (Household Durables)	129,330
1,596	Level 3 Communications, Inc.* (Diversified Telecommunication Services)	96,973
1,907	Liberty Broadband Corp. Class C* (Media)	173,842
5,164	Liberty Interactive Corp. QVC Group Class A* (Internet & Direct Marketing Retail)	109,374
2,210	LifePoint Health, Inc.* (Health Care Providers & Services)	137,351
1,586	Lincoln National Corp. (Insurance)	104,565
7,387	Lithia Motors, Inc. Class A (Specialty Retail)	705,828
1,411	Live Nation Entertainment, Inc.* (Media)	45,378
1,371	LKQ Corp.* (Distributors)	42,830
424	Lockheed Martin Corp. (Aerospace & Defense)	114,247
5,015	Loews Corp. (Insurance)	233,799
6,710	LogMeIn, Inc. (Internet Software & Services)	758,230
2,118	M&T Bank Corp. (Banks)	329,158

Common Stocks – (continued)
United States – (continued)
7,045	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	344,360
5,195	Macy’s, Inc. (Multiline Retail)	151,798
14,663	Maiden Holdings Ltd. (Insurance)	181,088
6,309	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	93,815
1,979	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	100,810
306	Markel Corp.* (Insurance)	296,698
4,010	MarketAxess Holdings, Inc. (Capital Markets)	772,005
590	Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	55,708
927	Marsh & McLennan Cos., Inc. (Insurance)	68,719
1,316	Martin Marietta Materials, Inc. (Construction Materials)	289,770
2,418	Masco Corp. (Building Products)	89,514
15,080	MasterCard, Inc. Class A (IT Services)	1,754,106
18,753	Matador Resources Co.* (Oil, Gas & Consumable Fuels)	406,565
4,286	Mattel, Inc. (Leisure Products)	96,092
2,594	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	114,525
2,248	MAXIMUS, Inc. (IT Services)	137,106
1,820	McCormick & Co., Inc. (Food Products)	181,818
641	McDonald’s Corp. (Hotels, Restaurants & Leisure)	89,695
21,666	McKesson Corp. (Health Care Providers & Services)	2,996,191
6,310	Medidata Solutions, Inc.* (Health Care Technology)	412,863
169	MercadoLibre, Inc. (Internet Software & Services)	38,686
3,835	Merck & Co., Inc. (Pharmaceuticals)	239,036
2,338	MetLife, Inc. (Insurance)	121,132
259	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	132,976
19,808	MFA Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	164,604
4,852	MGM Resorts International (Hotels, Restaurants & Leisure)	149,005
966	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	73,010
7,396	Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	204,647
36,869	Microsoft Corp. (Software)	2,524,052
1,681	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	166,772
1,724	Minerals Technologies, Inc. (Chemicals)	135,679
6,545	Mobile Mini, Inc. (Commercial Services & Supplies)	187,841

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
699	Mohawk Industries, Inc.* (Household Durables)	$164,118
2,268	Molson Coors Brewing Co. Class B (Beverages)	217,479
2,238	Mondelez International, Inc. Class A (Food Products)	100,777
169	Monro Muffler Brake, Inc. (Specialty Retail)	8,763
688	Monsanto Co. (Chemicals)	80,228
9,227	Moody’s Corp. (Capital Markets)	1,091,739
1,602	Morgan Stanley (Capital Markets)	69,479
12,658	Motorola Solutions, Inc. (Communications Equipment)	1,088,208
2,027	MTGE Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	36,486
3,118	NASDAQ, Inc. (Capital Markets)	214,737
3,064	National General Holdings Corp. (Insurance)	69,675
4,325	National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	316,460
72,854	National Oilwell Varco, Inc. (Energy Equipment & Services)	2,547,704
2,797	Nationstar Mortgage Holdings, Inc.* (Thrifts & Mortgage Finance)	45,060
8,193	Navient Corp. (Consumer Finance)	124,534
5,338	Navigant Consulting, Inc.* (Professional Services)	127,952
4,488	Nelnet, Inc. Class A (Consumer Finance)	202,005
4,909	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	195,624
2,105	NETGEAR, Inc.* (Communications Equipment)	99,251
19,075	New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	253,507
854	Newell Brands, Inc. (Household Durables)	40,770
1,618	Newfield Exploration Co.* (Oil, Gas & Consumable Fuels)	56,015
15,612	Newmont Mining Corp. (Metals & Mining)	527,842
1,789	NextEra Energy, Inc. (Electric Utilities)	238,939
767	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	42,499
6,117	NiSource, Inc. (Multi-Utilities)	148,337
3,183	Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	102,906
871	Norfolk Southern Corp. (Road & Rail)	102,334
9,107	Northern Trust Corp. (Capital Markets)	819,630
261	Northrop Grumman Corp. (Aerospace & Defense)	64,196
7,365	NorthWestern Corp. (Multi-Utilities)	440,280
1,907	Nu Skin Enterprises, Inc. Class A (Personal Products)	105,324
1,804	Nucor Corp. (Metals & Mining)	110,639
382	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	39,843

Common Stocks – (continued)
United States – (continued)
132	O’Reilly Automotive, Inc.* (Specialty Retail)	32,756
3,410	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	209,851
14,723	Office Depot, Inc. (Specialty Retail)	73,173
2,249	Olin Corp. (Chemicals)	72,260
752	Omnicom Group, Inc. (Media)	61,754
1,129	On Assignment, Inc.* (Professional Services)	58,448
1,311	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	68,972
137,104	Oracle Corp. (Software)	6,164,196
3,463	Owens & Minor, Inc. (Health Care Providers & Services)	119,993
3,910	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	226,702
587	Palo Alto Networks, Inc.* (Communications Equipment)	63,637
2,488	PAREXEL International Corp.* (Life Sciences Tools & Services)	158,809
4,546	Parker-Hannifin Corp. (Machinery)	730,997
2,009	Patrick Industries, Inc.* (Building Products)	142,739
1,509	Paychex, Inc. (IT Services)	89,454
756	PayPal Holdings, Inc.* (IT Services)	36,076
6,875	Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	204,600
835	PepsiCo, Inc. (Beverages)	94,589
6,499	Pfizer, Inc. (Pharmaceuticals)	220,446
3,383	PG&E Corp. (Electric Utilities)	226,830
5,112	PharMerica Corp.* (Health Care Providers & Services)	120,643
871	Philip Morris International, Inc. (Tobacco)	96,542
735	Phillips 66 (Oil, Gas & Consumable Fuels)	58,477
2,459	Pinnacle West Capital Corp. (Electric Utilities)	209,236
947	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	163,822
8,461	PolyOne Corp. (Chemicals)	331,756
985	Portland General Electric Co. (Electric Utilities)	44,660
5,095	Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	336,015
3,559	PPL Corp. (Electric Utilities)	135,633
5,717	PRA Group, Inc.* (Consumer Finance)	184,087
381	Praxair, Inc. (Chemicals)	47,617
12,155	Primoris Services Corp. (Construction & Engineering)	279,200
2,077	Principal Financial Group, Inc. (Insurance)	135,275
5,870	ProAssurance Corp. (Insurance)	363,353
2,169	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	118,015

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
2,610	Proofpoint, Inc.* (Software)	$196,716
781	Prudential Financial, Inc. (Insurance)	83,590
3,026	Public Service Enterprise Group, Inc. (Multi-Utilities)	133,295
74	Public Storage (Equity Real Estate Investment Trusts (REITs))	15,494
3,378	PVH Corp. (Textiles, Apparel & Luxury Goods)	341,279
17,253	Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	1,173,722
1,565	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	84,103
3,695	Quest Diagnostics, Inc. (Health Care Providers & Services)	389,859
883	Quintiles IMS Holdings, Inc.* (Life Sciences Tools & Services)	74,419
14,660	Radian Group, Inc. (Thrifts & Mortgage Finance)	247,461
1,702	Raymond James Financial, Inc. (Capital Markets)	126,833
673	Raytheon Co. (Aerospace & Defense)	104,456
3,425	RBC Bearings, Inc.* (Machinery)	343,527
7,272	Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	424,321
22,569	Regions Financial Corp. (Banks)	310,324
5,540	Republic Services, Inc. (Commercial Services & Supplies)	348,965
2,209	ResMed, Inc. (Health Care Equipment & Supplies)	150,190
1,940	Reynolds American, Inc. (Tobacco)	125,130
461	Rockwell Automation, Inc. (Electrical Equipment)	72,538
717	Rockwell Collins, Inc. (Aerospace & Defense)	74,633
1,838	Rogers Corp.* (Electronic Equipment, Instruments & Components)	189,204
878	Roper Technologies, Inc. (Industrial Conglomerates)	192,019
458	Ross Stores, Inc. (Specialty Retail)	29,770
7,210	RPX Corp.* (Professional Services)	92,576
4,717	RSP Permian, Inc.* (Oil, Gas & Consumable Fuels)	179,482
4,839	S&P Global, Inc. (Capital Markets)	649,345
27,984	Sabre Corp. (IT Services)	655,105
678	Safety Insurance Group, Inc. (Insurance)	49,087
1,038	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	131,297
3,495	SCANA Corp. (Multi-Utilities)	231,753
1,763	Scholastic Corp. (Media)	76,214
2,442	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	105,128
1,425	Sealed Air Corp. (Containers & Packaging)	62,729
6,350	Select Medical Holdings Corp.* (Health Care Providers & Services)	87,313
796	Sempra Energy (Multi-Utilities)	89,964

Common Stocks – (continued)
United States – (continued)
846	ServiceNow, Inc.* (Software)	79,930
4,355	Silgan Holdings, Inc. (Containers & Packaging)	264,000
3,962	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	281,896
24,020	Sirius XM Holdings, Inc. (Media)	118,899
5,518	Skechers U.S.A., Inc. Class A* (Textiles, Apparel & Luxury Goods)	139,329
6,561	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	654,394
1,093	SL Green Realty Corp. (Equity Real Estate Investment Trusts (REITs))	114,688
37,528	SLM Corp.* (Consumer Finance)	470,601
407	Snap-on, Inc. (Machinery)	68,185
2,670	Southern Copper Corp. (Metals & Mining)	94,438
2,365	Southwest Airlines Co. (Airlines)	132,960
13,135	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	346,239
2,131	Stanley Black & Decker, Inc. (Machinery)	290,136
732	Starbucks Corp. (Hotels, Restaurants & Leisure)	43,964
4,085	Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	92,689
21,421	State Street Corp. (Capital Markets)	1,797,222
2,532	Steel Dynamics, Inc. (Metals & Mining)	91,506
3,899	Steven Madden Ltd.* (Textiles, Apparel & Luxury Goods)	148,357
11,753	Stifel Financial Corp.* (Capital Markets)	574,369
599	Stryker Corp. (Health Care Equipment & Supplies)	81,686
4,345	Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	363,285
2,022	Sun Hydraulics Corp. (Machinery)	78,534
4,924	SunCoke Energy, Inc.* (Metals & Mining)	45,153
2,712	SunTrust Banks, Inc. (Banks)	154,069
374	SVB Financial Group* (Banks)	65,802
5,918	Sykes Enterprises, Inc.* (IT Services)	176,416
8,420	Symantec Corp. (Software)	266,325
2,356	Synchrony Financial (Consumer Finance)	65,497
891	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	96,611
1,949	Synopsys, Inc.* (Software)	143,641
2,303	Sysco Corp. (Food & Staples Retailing)	121,760
5,037	T-Mobile US, Inc.* (Wireless Telecommunication Services)	338,839
7,052	Tailored Brands, Inc. (Specialty Retail)	86,951
1,458	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	80,380
3,136	Target Corp. (Multiline Retail)	175,146
1,523	TD Ameritrade Holding Corp. (Capital Markets)	58,285

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
4,470	TeleTech Holdings, Inc. (IT Services)	$139,687
756	Tempur Sealy International, Inc.* (Household Durables)	35,494
3,912	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	137,976
159	Tesla, Inc.* (Automobiles)	49,937
1,839	Tesoro Corp. (Oil, Gas & Consumable Fuels)	146,587
3,576	Tetra Tech, Inc. (Commercial Services & Supplies)	157,165
5,870	Texas Capital Bancshares, Inc.* (Banks)	446,707
520	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	41,174
11,080	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	519,430
1,879	Textron, Inc. (Aerospace & Defense)	87,674
1,958	The Allstate Corp. (Insurance)	159,166
26,078	The Bank of New York Mellon Corp. (Capital Markets)	1,227,231
8,341	The Boeing Co. (Aerospace & Defense)	1,541,667
4,575	The Charles Schwab Corp. (Capital Markets)	177,739
1,582	The Clorox Co. (Household Products)	211,498
939	The Coca-Cola Co. (Beverages)	40,518
1,387	The Cooper Cos., Inc. (Health Care Equipment & Supplies)	277,858
2,296	The Dow Chemical Co. (Chemicals)	144,189
1,320	The Estee Lauder Cos., Inc. Class A (Personal Products)	115,025
7,381	The Finish Line, Inc. Class A (Specialty Retail)	116,694
3,162	The Goodyear Tire & Rubber Co. (Auto Components)	114,559
2,712	The Hanover Insurance Group, Inc. (Insurance)	239,388
3,287	The Hartford Financial Services Group, Inc. (Insurance)	158,959
1,959	The Hershey Co. (Food Products)	211,964
2,574	The Interpublic Group of Cos., Inc. (Media)	60,669
2,010	The J.M. Smucker Co. (Food Products)	254,707
957	The Kraft Heinz Co. (Food Products)	86,503
1,085	The Kroger Co. (Food & Staples Retailing)	32,170
3,338	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	208,391
6,050	The Mosaic Co. (Chemicals)	162,926
1,171	The Navigators Group, Inc. (Insurance)	63,293
2,095	The PNC Financial Services Group, Inc. (Banks)	250,876
1,040	The Priceline Group, Inc.* (Internet & Direct Marketing Retail)	1,920,693
1,024	The Procter & Gamble Co. (Household Products)	89,426
6,377	The Progressive Corp. (Insurance)	253,294
4,150	The Sherwin-Williams Co. (Chemicals)	1,388,922

Common Stocks – (continued)
United States – (continued)
7,325	The Southern Co. (Electric Utilities)	364,785
1,498	The TJX Cos., Inc. (Specialty Retail)	117,803
5,330	The Toro Co. (Machinery)	346,024
999	The Travelers Cos., Inc. (Insurance)	121,538
1,151	The Valspar Corp. (Chemicals)	129,418
6,595	The Walt Disney Co. (Media)	762,382
1,541	The Western Union Co. (IT Services)	30,604
1,031	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	170,455
1,965	Tiffany & Co. (Specialty Retail)	180,092
8,452	Time Warner, Inc. (Media)	839,030
1,637	Torchmark Corp. (Insurance)	125,574
2,104	Total System Services, Inc. (IT Services)	120,580
406	Tractor Supply Co. (Specialty Retail)	25,135
731	TransDigm Group, Inc. (Aerospace & Defense)	180,360
4,020	Tupperware Brands Corp. (Household Durables)	288,676
1,414	Tutor Perini Corp.* (Construction & Engineering)	43,622
7,054	Twitter, Inc.* (Internet Software & Services)	116,250
23,795	Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	237,712
3,170	Tyler Technologies, Inc.* (Software)	518,580
5,337	Tyson Foods, Inc. Class A (Food Products)	342,956
2,866	U.S. Bancorp (Banks)	146,968
4,254	UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	158,844
543	Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	152,822
458	Union Pacific Corp. (Road & Rail)	51,278
8,740	United Bankshares, Inc. (Banks)	348,726
2,369	United Continental Holdings, Inc.* (Airlines)	166,327
314	United Parcel Service, Inc. Class B (Air Freight & Logistics)	33,742
400	United Rentals, Inc.* (Trading Companies & Distributors)	43,864
2,394	United Technologies Corp. (Aerospace & Defense)	284,862
4,122	UnitedHealth Group, Inc. (Health Care Providers & Services)	720,855
1,692	Universal Corp. (Tobacco)	124,277
4,120	Universal Forest Products, Inc. (Building Products)	392,595
2,588	Universal Health Services, Inc. Class B (Health Care Providers & Services)	312,527
3,053	Unum Group (Insurance)	141,445
4,430	US Ecology, Inc. (Commercial Services & Supplies)	208,874
1,983	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	128,122
2,124	Valvoline, Inc. (Chemicals)	47,259

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
2,366	Vantiv, Inc. Class A* (IT Services)	$146,787
2,246	Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	203,802
3,564	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	228,132
33,964	VEREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	284,279
374	VeriSign, Inc.* (Internet Software & Services)	33,256
2,296	Verisk Analytics, Inc.* (Professional Services)	190,132
1,631	Verizon Communications, Inc. (Diversified Telecommunication Services)	74,879
629	VF Corp. (Textiles, Apparel & Luxury Goods)	34,362
23,540	Visa, Inc. Class A (IT Services)	2,147,319
850	Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	81,804
2,105	Vulcan Materials Co. (Construction Materials)	254,452
562	W.W. Grainger, Inc. (Trading Companies & Distributors)	108,297
4,869	Wal-Mart Stores, Inc. (Food & Staples Retailing)	366,051
17,126	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	1,482,084
6,442	Walker & Dunlop, Inc.* (Thrifts & Mortgage Finance)	288,924
5,295	Washington Federal, Inc. (Thrifts & Mortgage Finance)	178,441
1,191	Waste Management, Inc. (Commercial Services & Supplies)	86,681
1,205	Waters Corp.* (Life Sciences Tools & Services)	204,717
1,640	WD-40 Co. (Household Products)	171,954
7,770	Webster Financial Corp. (Banks)	394,794
6,773	WEC Energy Group, Inc. (Multi-Utilities)	409,902
2,822	Wells Fargo & Co. (Banks)	151,936
3,762	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	268,757
4,138	WESCO International, Inc.* (Trading Companies & Distributors)	252,211
7,745	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	712,772
3,651	Westar Energy, Inc. (Electric Utilities)	189,962
1,163	Western Digital Corp. (Technology Hardware, Storage & Peripherals)	103,588
3,275	Western Refining, Inc. (Oil, Gas & Consumable Fuels)	112,955
1,457	WestRock Co. (Containers & Packaging)	78,037
2,957	Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	100,154
494	Whirlpool Corp. (Household Durables)	91,726
3,188	Whole Foods Market, Inc. (Food & Staples Retailing)	115,948

Common Stocks – (continued)
United States – (continued)
5,287	WildHorse Resource Development Corp.* (Oil, Gas & Consumable Fuels)	57,681
9,585	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	231,094
362	Workday, Inc. Class A* (Software)	31,639
8,841	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	325,614
983	Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)	93,690
653	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	80,326
7,947	Xcel Energy, Inc. (Electric Utilities)	358,012
770	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	48,595
5,620	XL Group Ltd. (Insurance)	235,197
1,978	Xylem, Inc. (Machinery)	101,689
2,409	Yahoo!, Inc.* (Internet Software & Services)	116,138
1,200	Yum China Holdings, Inc.* (Hotels, Restaurants & Leisure)	40,944
1,644	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	108,093
1,707	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	204,243
2,563	Zoetis, Inc. (Pharmaceuticals)	143,810

		170,082,291

TOTAL COMMON STOCKS
(Cost $333,643,232)		$383,169,456

Preferred Stocks – 0.7%
Brazil – 0.2%
600	Banco Bradesco SA (Banks)	$6,316
1,100	Bradespar SA (Metals & Mining)	6,879
900	Braskem SA Class A (Chemicals)	9,680
7,300	Centrais Eletricas Brasileiras SA Class B* (Electric Utilities)	52,668
300	Cia Brasileira de Distribuicao (Food & Staples Retailing)	6,782
18,300	Cia Energetica de Minas Gerais (Electric Utilities)	51,198
5,900	Cia Energetica de Sao Paulo (Independent Power and Renewable Electricity Producers)	33,645
900	Cia Paranaense de Energia (Electric Utilities)	8,271
6,600	Gerdau SA (Metals & Mining)	20,378
4,920	Itau Unibanco Holding SA (Banks)	60,856
8,350	Itausa – Investimentos Itau SA (Banks)	26,018
5,900	Klabin SA (Containers & Packaging)	5,260
10,600	Lojas Americanas SA (Multiline Retail)	56,238
3,600	Metalurgica Gerdau SA* (Metals & Mining)	5,217

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Preferred Stocks – (continued)
Brazil – (continued)
30,200	Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)	$132,920
7,800	Suzano Papel e Celulose SA Class A (Paper & Forest Products)	32,954
500	Telefonica Brasil SA (Diversified Telecommunication Services)	7,449
12,900	Vale SA (Metals & Mining)	106,726

		629,455

Chile – 0.0%
11,289	Embotelladora Andina SA (Beverages)	46,968
174	Sociedad Quimica y Minera de Chile SA (Chemicals)	6,160

		53,128

Colombia – 0.0%
2,297	Banco Davivienda SA (Banks)	24,203
2,018	Bancolombia SA (Banks)	19,700
2,928	Grupo Argos SA (Construction Materials)	19,009
74,499	Grupo Aval Acciones y Valores SA (Banks)	29,501
6	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	77

		92,490

Croatia – 0.0%
956	Adris Grupa DD (Industrial Conglomerates)	63,954

Germany – 0.5%
534	Fuchs Petrolub SE (Chemicals)	27,544
588	Porsche Automobil Holding SE (Automobiles)	34,413
3,216	Sartorius AG (Health Care Equipment & Supplies)	294,431
11,642	Volkswagen AG (Automobiles)	1,848,129

		2,204,517

Panama – 0.0%
23,352	Avianca Holdings SA (Airlines)	21,114

Russia – 0.0%
9	AK Transneft OAO* (Oil, Gas & Consumable Fuels)	30,467
67,200	Surgutneftegas OJSC (Oil, Gas & Consumable Fuels)	36,009
8	Transneft PJSC (Oil, Gas & Consumable Fuels)	27,081

		93,557

TOTAL PREFERRED STOCKS – 0.7%
(Cost $2,277,073)		$3,158,215

Units	Description	Expiration Date	Value
Rights* – 0.0%
Australia – 0.0%
88	TPG Telecom Ltd.	05/12/17	$ 42

Hong Kong – 0.0%
130	Bank Of Commercial Assets Enterprises	05/31/17	—

United Kingdom – 0.0%
85,802	Cobham PLC	05/04/17	63,345

TOTAL RIGHTS
(Cost $53,826)			$ 63,387

Shares	Description	Value
Exchange Traded Funds – 1.0%
18,600	iShares MSCI Frontier 100 ETF	$534,192
24,382	iShares MSCI South Korea Capped ETF	1,514,122
57,632	iShares MSCI Taiwan Capped ETF	1,945,656

TOTAL EXCHANGE TRADED FUNDS
(Cost $3,611,790)		$3,993,970

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 5.6%
Repurchase Agreements – 5.6%
Joint Repurchase Agreement Account II
$23,100,000	0.821%	05/01/17	$23,100,000
(Cost $23,100,000)

TOTAL INVESTMENTS – 100.2%
(Cost $362,685,921)			$413,485,028

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(976,847)

NET ASSETS – 100.0%			$412,508,181

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,441,903, which represents approximately 0.3% of net assets as of April 30, 2017.
(b)	Joint repurchase agreement was entered into on April 28, 2017. Additional information appears on page 85.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona

SGD	—Singapore Dollar
THB	—Thai Baht
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CP	—Commercial Paper
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CHF	1,539,430	USD	1,544,925	$1,552,255	06/21/17	$7,329
	DKK	2,306,840	USD	333,096	338,766	06/21/17	5,669
	GBP	2,809,590	USD	3,521,210	3,644,471	06/21/17	123,261
	ILS	275,520	USD	76,113	76,201	06/21/17	88
	NOK	1,339,960	USD	156,152	156,160	06/21/17	8
	SEK	5,638,030	USD	633,830	638,293	06/21/17	4,463
	USD	3,346,189	AUD	4,425,275	3,310,579	06/21/17	35,610
	USD	4,544,210	HKD	35,232,535	4,534,584	06/21/17	9,627
	USD	5,485	ILS	19,830	5,484	06/21/17	1
	USD	359,907	NOK	3,046,235	355,011	06/21/17	4,896
	USD	136,231	NZD	193,285	132,534	06/21/17	3,697
Commonwealth Bank of Australia	EUR	4,646,950	USD	4,988,143	5,075,409	06/21/17	87,266
	USD	3,344,512	AUD	4,425,275	3,310,579	06/21/17	33,933
	USD	4,544,550	HKD	35,232,535	4,534,584	06/21/17	9,967
	USD	359,331	NOK	3,040,155	354,302	06/21/17	5,029
	USD	136,170	NZD	193,285	132,534	06/21/17	3,636
State Street Bank and Trust	EUR	3,367	USD	3,664	3,668	05/02/17	3
	GBP	36,458	USD	47,061	47,224	05/02/17	164
	GBP	64,352	USD	83,108	83,358	05/04/17	250
	HKD	168,859	USD	21,704	21,709	05/02/17	6
	USD	31,492	CAD	42,949	31,465	05/02/17	27
	USD	11,249	EUR	10,317	11,239	05/03/17	10
	USD	53,527	GBP	41,313	53,512	05/03/17	17
	USD	11,358	JPY	1,265,588	11,356	05/08/17	1
TOTAL							$334,958

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	1,782,430	USD	1,357,887	$1,333,448	06/21/17	$(24,439)
	HKD	14,783,520	USD	1,905,497	1,902,705	06/21/17	(2,792)
	NZD	87,870	USD	61,309	60,252	06/21/17	(1,057)
	SGD	370,780	USD	265,548	265,528	06/21/17	(21)
	USD	65,539	AUD	87,720	65,624	06/21/17	(85)
	USD	3,857,627	CHF	3,877,995	3,910,302	06/21/17	(52,675)
	USD	811,130	DKK	5,688,600	835,386	06/21/17	(24,256)
	USD	13,986,000	EUR	13,213,665	14,431,993	06/21/17	(445,993)
	USD	8,013,939	GBP	6,515,090	8,451,075	06/21/17	(437,136)
	USD	152,362	HKD	1,183,990	152,385	06/21/17	(23)
	USD	168,084	ILS	618,545	171,072	06/21/17	(2,989)
	USD	11,442,915	JPY	1,303,137,785	11,714,359	06/21/17	(271,444)
	USD	7,844	NZD	11,440	7,844	06/21/17	(1)
	USD	1,528,959	SEK	13,773,760	1,559,356	06/21/17	(30,397)
	USD	618,605	SGD	872,960	625,155	06/21/17	(6,550)
Commonwealth Bank of Australia	JPY	587,740,850	USD	5,290,130	5,283,407	06/21/17	(6,723)
	USD	3,687,895	CHF	3,708,695	3,739,592	06/21/17	(51,696)
	USD	736,217	DKK	5,176,390	760,167	06/21/17	(23,950)
	USD	13,209,720	EUR	12,499,025	13,651,462	06/21/17	(441,742)
	USD	8,010,968	GBP	6,515,090	8,451,075	06/21/17	(440,107)
	USD	168,186	ILS	618,545	171,072	06/21/17	(2,887)
	USD	11,203,989	JPY	1,276,576,885	11,475,594	06/21/17	(271,605)
	USD	1,438,860	SEK	12,967,290	1,468,054	06/21/17	(29,194)
	USD	617,546	SGD	871,400	624,038	06/21/17	(6,492)
State Street Bank and Trust	BRL	160,975	USD	50,770	50,689	05/02/17	(80)
	BRL	175,843	USD	55,436	55,356	05/03/17	(80)
	EUR	86,671	USD	94,503	94,423	05/03/17	(78)
	GBP	74,412	USD	96,481	96,385	05/03/17	(95)
	HKD	222,235	USD	28,578	28,573	05/04/17	(5)
	USD	17,581	CAD	24,008	17,588	05/03/17	(7)
	USD	14,129	GBP	10,952	14,186	05/02/17	(57)
	USD	1,466	GBP	1,131	1,465	05/03/17	—
TOTAL							$(2,574,656)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – 26.5%
Sovereign – 26.5%
	Banque Centrale de Tunisie International Bond
EUR	450,000	5.625%		02/17/24	$501,827
	$770,000	5.750		01/30/25	755,562
	Brazil Letras do Tesouro Nacional(a)
BRL	1,700,000	0.000		01/01/19	461,469
	1,200,000	0.000		01/01/20	295,049
	Brazil Notas do Tesouro Nacional
	6,017,000	10.000		01/01/21	1,900,962
	5,310,000	10.000		01/01/25	1,652,904
	500,000	10.000		01/01/27	154,798
	537,911	6.000		05/15/35	180,974
	508,027	6.000		08/15/50	175,557
	Czech Republic Government Bond
CZK	5,480,000	1.500		10/29/19	230,797
	Dominican Republic
	$190,000	5.500		01/27/25	196,888
	466,000	6.875		01/29/26	519,590
	159,000	5.950		01/25/27	166,354
	505,000	6.850		01/27/45	537,194
	Ecuador Government International Bond
	400,000	10.500		03/24/20	428,000
	220,000	10.750	(b)	03/28/22	238,150
	240,000	10.750		03/28/22	259,800
	485,000	7.950		06/20/24	463,175
	350,000	9.650		12/13/26	356,125
	Egypt Government International Bond
	480,000	6.125		01/31/22	499,800
	230,000	5.875		06/11/25	227,125
	200,000	8.500		01/31/47	217,500
	230,000	8.500	(b)	01/31/47	250,125
	El Salvador Government International Bond
	150,000	7.375		12/01/19	150,375
	504,000	5.875		01/30/25	449,820
	260,000	6.375		01/18/27	229,450
	325,000	8.625		02/28/29	328,250
	57,000	7.650		06/15/35	51,728
	Federal Republic of Brazil
	645,000	6.000		04/07/26	707,887
	115,000	10.125		05/15/27	167,038
	180,000	8.250		01/20/34	228,600
	80,000	5.000		01/27/45	72,600
	670,000	5.625		02/21/47	664,975
	Ghana Treasury Note
GHS	1,090,000	21.000		01/07/19	259,931
	Government of Jamaica
	$260,000	8.000		03/15/39	302,250
	Hazine Mustesarligi Varlik Kiralama AS(b)
	60,000	5.004		04/06/23	61,200
	Hungary Government Bond
HUF	76,600,000	6.750		11/24/17	276,361
	145,960,000	7.000		06/24/22	632,054
	41,510,000	6.000		11/24/23	174,145
	47,280,000	5.500		06/24/25	193,028
	64,120,000	3.000		10/27/27	217,638
	Indonesia Government Bond
IDR	17,771,000,000	8.750		05/15/31	1,471,984
	2,807,000,000	8.375		03/15/34	223,009
	2,776,000,000	8.250		05/15/36	218,889

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Islamic Republic of Pakistan
	$310,000	8.250		04/15/24	345,365
	Kingdom of Bahrain
	680,000	7.000		10/12/28	706,350
	Kingdom of Jordan
	315,000	5.750		01/31/27	311,063
	Malaysia Government Bond
MYR	1,600,000	3.654		10/31/19	370,302
	796,000	4.378		11/29/19	187,331
	1,392,000	3.659		10/15/20	320,424
	830,000	4.048		09/30/21	193,262
	3,075,000	3.800		08/17/23	703,008
	1,674,000	4.181		07/15/24	389,672
	2,735,000	3.955		09/15/25	621,093
	194,000	4.070		09/30/26	44,084
	790,000	4.254		05/31/35	175,222
	Monetary Regulation Bill
UYU	310,000	0.010		09/29/17	10,458
	Oman Government International Bond(b)
	$140,000	3.625		06/15/21	141,820
	495,000	6.500		03/08/47	532,125
	Perusahaan Penerbit SBSN Indonesia III(b)
	225,000	3.400		03/29/22	226,589
	225,000	4.150		03/29/27	228,938
	Philippine Government Bond
PHP	4,850,000	3.625		09/09/25	89,923
	Poland Government Bond
PLN	660,000	5.250		10/25/20	185,878
	2,690,000	3.250		07/25/25	694,628
	1,366,000	2.500		07/25/26	329,601
	3,173,000	2.500		07/25/27	752,688
	Provincia de Buenos Aires
	$350,000	6.500		02/15/23	358,750
	290,000	7.875		06/15/27	302,325
	Provincia de Cordoba
	235,000	7.125		06/10/21	247,925
	550,000	7.450		09/01/24	570,625
	Republic of Angola(b)
	95,000	9.500		11/12/25	99,513
	Republic of Argentina
ARS	8,220,000	22.750		03/05/18	543,903
	6,411,577	18.200		10/03/21	454,279
	$305,000	5.625		01/26/22	317,963
ARS	5,320,000	16.000		10/17/23	369,737
	$315,000	7.500		04/22/26	346,815
ARS	3,160,000	15.500		10/17/26	226,241
EUR	280,000	5.000		01/15/27	291,279
	$545,000	6.875		01/26/27	574,702
EUR	425,000	0.000	(c)	12/15/35	44,212
	2,565,000	1.000	(c)	12/15/35	248,805
	$345,000	7.125		07/06/36	348,967
	510,000	7.625		04/22/46	541,875
	Republic of Belize(d)
	150,000	4.938		02/20/34	97,500
	Republic of Bolivian(b)
	980,000	4.500		03/20/28	954,275

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Chile
	$290,000	3.625%		10/30/42	$286,738
	Republic of Colombia
COP	580,000,000	11.000		07/24/20	226,778
	293,000,000	7.750		04/14/21	107,350
	1,098,000,000	7.000		05/04/22	391,406
	2,561,400,000	10.000		07/24/24	1,064,748
	$420,000	4.500	(e)	01/28/26	447,300
COP	438,200,000	7.500		08/26/26	161,520
	163,000,000	9.850		06/28/27	72,750
	781,300,000	6.000		04/28/28	254,563
	$175,000	7.375		09/18/37	224,875
	300,000	5.000	(e)	06/15/45	303,900
	Republic of Costa Rica
	60,000	5.625		04/30/43	54,075
	300,000	7.158		03/12/45	312,000
	Republic of Croatia
	600,000	5.500		04/04/23	650,400
	600,000	6.000		01/26/24	666,900
	Republic of Gabon
	740,000	6.375		12/12/24	724,275
	Republic of Ghana
	845,000	8.125		01/18/26	832,325
	Republic of Guatemala
	105,000	5.750		06/06/22	115,500
	Republic of Hondura
	300,000	6.250		01/19/27	311,250
	Republic of Honduras
	200,000	7.500		03/15/24	221,750
	75,000	6.250	(b)	01/19/27	77,813
	Republic of Hungary
	910,000	5.375		03/25/24	1,021,475
	Republic of Indonesia
IDR	18,316,000,000	7.875		04/15/19	1,404,378
	10,366,000,000	8.375		03/15/24	831,866
	$420,000	4.750		01/08/26	449,925
IDR	11,763,000,000	8.375		09/15/26	957,525
	$200,000	4.350		01/08/27	208,750
IDR	2,890,000,000	7.000		05/15/27	215,525
EUR	172,000	3.750		06/14/28	201,177
IDR	6,601,000,000	9.000		03/15/29	552,654
	$295,000	6.625		02/17/37	361,744
	140,000	6.750		01/15/44	179,725
	Republic of Iraq(e)
	125,000	5.800		01/15/28	111,406
	Republic of Ivory Coast(d)(e)
	291,060	5.750		12/31/32	280,145
	Republic of Kazakhstan
	375,000	3.875		10/14/24	380,062
	825,000	5.125		07/21/25	902,137
	200,000	4.875		10/14/44	198,000
	Republic of Kenya
	200,000	6.875		06/24/24	202,250
	Republic of Kuwait(b)
	500,000	3.500		03/20/27	511,250
	Republic of Lebanon
	870,000	6.650		11/03/28	868,912

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Malaysia
MYR	1,321,000	4.498		04/15/30	304,887
	Republic of Mongolia
	$60,000	4.125		01/05/18	59,881
	200,000	10.875		04/06/21	232,500
	240,000	5.125		12/05/22	229,200
	200,000	8.750		03/09/24	222,000
	Republic of Morocco
	220,000	5.500		12/11/42	239,250
	Republic of Namibia(b)
	55,000	5.250		10/29/25	55,619
	Republic of Nigeria
	200,000	7.875		02/16/32	216,750
	560,000	7.875		02/16/32	606,900
	Republic of Panama
	1,035,000	5.200		01/30/20	1,121,681
	260,000	9.375		04/01/29	386,100
	210,000	6.700		01/26/36	271,425
	230,000	4.300		04/29/53	226,550
	Republic of Paraguay
	160,000	5.000	(b)	04/15/26	167,200
	200,000	5.000		04/15/26	208,250
	410,000	4.700	(b)	03/27/27	416,662
	165,000	6.100		08/11/44	176,963
	Republic of Peru
	360,000	4.125		08/25/27	390,780
PEN	165,000	6.350	(b)	08/12/28	53,379
	1,510,000	6.950		08/12/31	507,754
	$366,000	6.550		03/14/37	479,460
PEN	2,402,000	6.900		08/12/37	805,413
	$320,000	5.625		11/18/50	386,400
	Republic of Poland(a)
PLN	6,930,000	0.000		10/25/18	1,738,860
	Republic of Romania
RON	1,300,000	5.950		06/11/21	352,399
	1,290,000	5.800		07/26/27	357,628
	Republic of Senegal
	$200,000	6.250		07/30/24	204,250
	Republic of Serbia
	750,000	4.875		02/25/20	780,937
	205,000	7.250		09/28/21	236,006
	Republic of South Africa
ZAR	4,310,000	8.000		12/21/18	324,904
	12,808,602	6.750		03/31/21	927,998
	$195,000	5.875		09/16/25	211,575
ZAR	14,192,696	10.500		12/21/26	1,185,037
	$790,000	4.300		10/12/28	747,537
ZAR	4,943,538	7.000		02/28/31	307,778
	8,361,373	8.250		03/31/32	573,669
	5,499,916	6.250		03/31/36	296,771
	6,110,000	8.500		01/31/37	415,100
	9,130,000	6.500		02/28/41	486,801
	1,280,000	8.750		02/28/48	87,139
	Republic of Sri Lanka
	$270,000	6.000		01/14/19	279,450
	100,000	5.750	(b)	01/18/22	103,375

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Sri Lanka – (continued)
	$105,000	6.125%		06/03/25	$106,969
	135,000	6.850	(b)	11/03/25	142,088
	290,000	6.850		11/03/25	305,225
	Republic of Suriname(b)
	30,000	9.250		10/26/26	30,375
	Republic of Turkey
TRY	4,050,000	6.300		02/14/18	1,097,461
	1,750,000	8.500		07/10/19	469,284
	$200,000	5.125		03/25/22	207,250
	110,000	6.250		09/26/22	119,625
TRY	750,000	7.100		03/08/23	180,218
	$70,000	7.375		02/05/25	81,375
TRY	8,327,307	10.600		02/11/26	2,386,632
	$200,000	4.250		04/14/26	190,000
	455,000	4.875		10/09/26	450,450
	880,000	6.000		03/25/27	941,600
	125,000	6.875		03/17/36	141,250
	200,000	4.875		04/16/43	181,000
	679,000	6.625		02/17/45	760,480
	Republic of Uruguay
UYU	1,877,773	4.375		12/15/28	62,904
	$200,000	7.625		03/21/36	264,000
	801,000	5.100		06/18/50	792,990
	Republic of Venezuela
	10,000	13.625		08/15/18	8,413
	154,000	7.000		12/01/18	107,416
	125,000	12.750		08/23/22	77,500
	189,000	7.650		04/21/25	87,887
	150,000	11.750		10/21/26	87,001
	150,000	9.250		09/15/27	79,501
	125,000	9.250		05/07/28	59,375
	180,000	11.950		08/05/31	103,950
	125,000	9.375		01/13/34	60,624
	20,000	7.000		03/31/38	8,900
	Republic of Zambia
	465,000	8.500		04/14/24	488,831
	200,000	8.970		07/30/27	212,250
	Russian Federation Bond
RUB	20,887,000	6.700		05/15/19	357,952
	4,700,000	7.500		08/18/21	82,116
	39,550,000	7.600		07/20/22	696,097
	13,960,000	7.000		01/25/23	238,630
	29,174,000	7.000		08/16/23	496,102
	$200,000	4.750	(b)	05/27/26	211,000
	600,000	4.750		05/27/26	633,000
RUB	12,469,000	7.750		09/16/26	221,444
	26,418,000	8.150		02/03/27	485,623
	23,950,000	7.050		01/19/28	404,496
	23,000,000	8.500		09/17/31	429,749
	Thailand Government Bond
THB	7,889,000	3.850		12/12/25	247,252
	2,905,000	4.875		06/22/29	99,934
	5,497,000	3.650		06/20/31	167,371
	Turkey Government Bond
TRY	1,320,000	9.000		07/24/24	347,750
	2,740,000	8.000		03/12/25	677,296

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Ukraine Government Bond
	$323,000	7.750		09/01/19	330,429
	565,000	7.750		09/01/20	570,932
	335,000	7.750		09/01/22	330,310
	1,357,000	0.000	(c)	05/31/40	478,342
	United Mexican States
MXN	22,012,000	5.000		12/11/19	1,115,236
	35,170,000	6.500		06/10/21	1,829,699
	8,050,000	6.500		06/09/22	416,291
	5,750,000	8.000		12/07/23	319,155
	9,463,000	10.000		12/05/24	585,818
	3,500,000	10.000		12/05/24	216,672
	2,130,000	5.750		03/05/26	102,506
	$835,000	4.150		03/28/27	860,050
MXN	16,240,000	7.500		06/03/27	876,881
	9,910,000	7.750		05/29/31	538,684
	3,920,000	10.000		11/20/36	258,129
	1,900,000	7.750		11/13/42	102,181
	$370,000	5.750		10/12/10	377,400
	Uruguay Notas del Tesoro
UYU	1,370,000	13.250		04/08/18	48,644
	Uruguay Treasury Bills(a)
	2,740,000	0.000		02/08/18	88,815
	2,405,000	0.000		03/08/18	77,194

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $89,342,034)				$92,591,796

Corporate Obligations – 46.0%
Aerospace & Defense(b)(e) – 0.4%
	Bombardier, Inc.
	$290,000	6.000		10/15/22	289,275
	StandardAero Aviation Holdings, Inc.
	700,000	10.000		07/15/23	765,625
	TransDigm, Inc.
	275,000	6.500		05/15/25	281,875

					1,336,775

Automotive(b)(e) – 0.1%
	BCD Acquisition, Inc.
	400,000	9.625		09/15/23	431,000

Banks – 0.4%
	BGEO Group JSC
	125,000	6.000		07/26/23	125,625
	JPMorgan Chase & Co.(c)(e)
	350,000	6.000		08/01/49	370,562
	Oschadbank Via SSB #1 PLC(d)
	200,000	9.375		03/10/23	204,000
	200,000	9.625		03/20/25	199,750
	Vnesheconombank Via VEB Finance PLC
	200,000	5.942		11/21/23	214,500
	VTB Bank OJSC Via VTB Capital SA
	200,000	6.950		10/17/22	217,750

					1,332,187

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Beverages(b)(e) – 0.0%
Central American Bottling Corp.
$80,000	5.750%		01/31/27	$84,808

Building Materials(e) – 1.2%
American Builders & Contractors Supply Co., Inc.(b)
262,000	5.625		04/15/21	269,533
457,000	5.750		12/15/23	485,562
Builders FirstSource, Inc.(b)
669,000	5.625		09/01/24	693,251
Cemex SAB de CV
90,000	7.750		04/16/26	102,096
Gibraltar Industries, Inc.
500,000	6.250		02/01/21	515,000
Masonite International Corp.(b)
1,000,000	5.625		03/15/23	1,040,000
Standard Industries, Inc.(b)
85,000	6.000		10/15/25	90,738
Summit Materials LLC/Summit Materials Finance Corp.
730,000	6.125		07/15/23	762,850
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.(b)
375,000	5.625		03/01/24	395,625

				4,354,655

Chemicals – 1.1%
Alpha 3 BV/Alpha US Bidco, Inc.(b)(e)
415,000	6.250		02/01/25	420,706
Blue Cube Spinco, Inc.(e)
300,000	9.750		10/15/23	363,000
550,000	10.000		10/15/25	676,500
CF Industries, Inc.
100,000	5.150		03/15/34	90,648
Kraton Polymers LLC/Kraton Polymers Capital Corp.(b)(e)
129,000	7.000		04/15/25	135,289
Rain CII Carbon LLC/CII Carbon Corp.(b)(e)
750,000	7.250		04/01/25	751,875
TPC Group, Inc.(b)(e)
625,000	8.750		12/15/20	582,812
Tronox Finance LLC(e)
265,000	6.375		08/15/20	268,975
541,000	7.500	(b)	03/15/22	566,698

				3,856,503

Commercial Services(e) – 0.6%
AMN Healthcare, Inc.(b)
415,000	5.125		10/01/24	419,150
Cardtronics, Inc.
400,000	5.125		08/01/22	408,000
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
1,100,000	9.250		05/15/23	1,199,000

				2,026,150

Construction & Engineering(b)(e) – 0.1%
New Enterprise Stone & Lime Co., Inc.
200,000	10.125		04/01/22	212,000

Corporate Obligations – (continued)
Consumer Cyclical Services(e) – 1.1%
Cenveo Corp.(b)
940,000	6.000		08/01/19	766,100
Ceridian HCM Holding, Inc.(b)
24,000	11.000		03/15/21	25,290
First Data Corp.(b)
1,615,000	5.000		01/15/24	1,651,337
Monitronics International, Inc.
775,000	9.125		04/01/20	749,813
United Rentals North America, Inc.
750,000	5.875		09/15/26	790,312

				3,982,852

Consumer Noncyclical(e) – 0.2%
NeuStar, Inc.
775,000	4.500		01/15/23	796,313

Consumer Products – Household & Leisure(e) – 0.7%
Spectrum Brands, Inc.
1,015,000	5.750		07/15/25	1,083,512
The Scotts Miracle-Gro Co.
1,200,000	6.000		10/15/23	1,284,000

				2,367,512

Diversified Financial Services – 0.8%
ASP AMC Merger Sub, Inc.(b)(e)
640,000	8.000		05/15/25	635,200
Bankrate, Inc.(b)(e)
700,000	6.125		08/15/18	707,000
CNG Holdings, Inc.(b)(e)
455,000	9.375		05/15/20	414,050
Comcel Trust via Comunicaciones Celulares SA(e)
130,000	6.875		02/06/24	138,421
Springleaf Finance Corp.
373,000	7.750		10/01/21	400,509
Ukreximbank Via Biz Finance PLC
150,000	9.625		04/27/22	152,813
200,000	9.750		01/22/25	201,000

				2,648,993

Energy – 2.7%
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)(e)
1,470,000	6.125		11/15/22	1,506,750
California Resources Corp.(b)(e)
950,000	8.000		12/15/22	726,750
CITGO Petroleum Corp.(b)(e)
500,000	6.250		08/15/22	510,000
Energy Transfer Equity LP(e)
500,000	5.875		01/15/24	540,000
Jupiter Resources, Inc.(b)(e)
675,000	8.500		10/01/22	550,125
KazMunayGas National Co. JSC(b)
375,000	4.750		04/19/27	373,125
200,000	5.750		04/19/47	195,200
Pertamina Persero PT
250,000	4.875		05/03/22	264,230
145,000	4.300		05/20/23	149,167
200,000	6.450		05/30/44	225,500

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
	Petrobras Global Finance BV
	$965,000	8.375%		05/23/21	$1,093,828
	130,000	6.125		01/17/22	136,279
	130,000	7.375		01/17/27	139,100
	Petroleos Mexicanos
EUR	230,000	5.500		02/24/25	284,675
	$490,000	6.875		08/04/26	547,575
EUR	260,000	2.750		04/21/27	254,029
	$285,000	5.625		01/23/46	253,365
	395,000	6.750		09/21/47	399,464
	State Oil Co. of the Azerbaijan Republic
	200,000	4.750		03/13/23	198,250
	Transportadora de Gas Internacional SA ESP(e)
	65,000	5.700		03/20/22	66,560
	Whiting Petroleum Corp.(e)
	150,000	5.750		03/15/21	148,875
	845,000	6.250		04/01/23	849,225

					9,412,072

Energy – Coal(e) – 0.2%
	CONSOL Energy, Inc.
	400,000	5.875		04/15/22	389,500
	Murray Energy Corp.(b)
	250,000	11.250		04/15/21	187,500

					577,000

Energy – Exploration & Production – 1.5%
	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.(b)(e)
	395,000	7.875		12/15/24	414,750
	Continental Resources, Inc.(e)
	439,000	4.500		04/15/23	432,415
	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp.(b)(e)
	565,000	7.875		07/15/21	591,837
	Gulfport Energy Corp.(b)(e)
	200,000	6.000		10/15/24	197,000
	Halcon Resources Corp.(b)(e)
	425,000	6.750		02/15/25	408,000
	MEG Energy Corp.(b)(e)
	580,000	6.375		01/30/23	510,400
	150,000	7.000		03/31/24	133,875
	555,000	6.500		01/15/25	548,063
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(e)(f)
	700,000	10.000		06/01/20	—
	72,000	10.750		10/01/20	—
	300,000	9.250		06/01/21	—
	Newfield Exploration Co.(e)
	380,000	5.375		01/01/26	399,000
	Parsley Energy LLC/Parsley Finance Corp.(b)(e)
	175,000	5.250		08/15/25	176,094
	PDC Energy, Inc.(e)
	500,000	7.750		10/15/22	525,000
	63,000	6.125	(b)	09/15/24	64,575
	Peabody Energy Corp.(f)
	40,000	6.250		11/15/21	—
	Petrobras Argentina SA(e)
	135,000	7.375		07/21/23	143,775

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
	Southwestern Energy Co.(e)
	415,000	6.700		01/23/25	412,925
	WildHorse Resource Development Corp.(b)(e)
	376,000	6.875		02/01/25	361,900

					5,319,609

Energy – Services – 1.5%
	Atwood Oceanics, Inc.(e)
	340,000	6.500		02/01/20	306,000
	Calfrac Holdings LP(b)(e)
	460,000	7.500		12/01/20	422,050
	Ensco PLC(e)
	515,000	5.750		10/01/44	375,950
	FTS International, Inc.(e)
	1,215,000	6.250		05/01/22	1,043,381
	Noble Holding International Ltd.(e)
	765,000	7.750		01/15/24	698,062
	Parker Drilling Co.(e)
	625,000	6.750		07/15/22	550,000
	Precision Drilling Corp.(b)(e)
	82,000	7.750		12/15/23	86,920
	Rowan Cos., Inc.(e)
	405,000	7.375		06/15/25	399,938
	Transocean, Inc.
	785,000	5.800	(e)	10/15/22	730,050
	100,000	9.100		12/15/41	92,750
	Weatherford International Ltd.(e)
	475,000	5.950		04/15/42	419,188

					5,124,289

Energy-Alternate Sources(e) – 0.1%
	Genneia SA(b)
	70,000	8.750		01/20/22	74,550
	Greenko Dutch BV
	125,000	8.000		08/01/19	131,024

					205,574

Entertainment(b)(e) – 0.4%
	Eagle II Acquisition Co. LLC
	315,000	6.000		04/01/25	325,238
	Six Flags Entertainment Corp.
	900,000	4.875		07/31/24	907,875

					1,233,113

Entertainment & Leisure(e) – 1.1%
	AMC Entertainment Holdings, Inc.
	200,000	5.875		02/15/22	208,500
	294,000	5.750		06/15/25	302,452
	Cinemark USA, Inc.
	756,000	4.875		06/01/23	766,395
	ClubCorp Club Operations, Inc.(b)
	700,000	8.250		12/15/23	763,000
	Sabre GLBL, Inc.(b)
	1,198,000	5.250		11/15/23	1,239,930
	Viking Cruises Ltd.(b)
	300,000	8.500		10/15/22	313,125
	250,000	6.250		05/15/25	240,313

					3,833,715

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Finance – 1.2%
Ally Financial, Inc.
$470,000	5.125%		09/30/24	$479,400
Harland Clarke Holdings Corp.(b)(e)
425,000	9.250		03/01/21	409,062
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(e)
1,161,000	5.875		02/01/22	1,194,379
200,000	6.250	(b)	02/01/22	207,750
200,000	6.750	(b)	02/01/24	208,750
Jefferies Finance LLC/JFIN Co-Issuer Corp.(b)(e)
450,000	6.875		04/15/22	445,500
Navient Corp.
935,000	6.625		07/26/21	989,418
Starwood Property Trust, Inc.(b)(e)
400,000	5.000		12/15/21	417,000

				4,351,259

Finance Insurance – 0.4%
HUB International Ltd.(b)(e)
800,000	7.875		10/01/21	839,000
MGIC Investment Corp.
300,000	5.750		08/15/23	321,000
200,000	9.000	(b)	04/01/63	259,750

				1,419,750

Food & Beverage(e) – 0.3%
B&G Foods, Inc.
415,000	5.250		04/01/25	423,300
Clearwater Seafoods, Inc.(b)
255,000	6.875		05/01/25	263,925
Post Holdings, Inc.(b)
175,000	7.750		03/15/24	194,250
215,000	5.000		08/15/26	213,388

				1,094,863

Gaming – 1.3%
Chester Downs & Marina LLC/Chester Downs Finance Corp.(b)(e)
370,000	9.250		02/01/20	377,400
GLP Capital LP/GLP Financing II, Inc.
714,000	5.375		04/15/26	750,592
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.(b)(e)
700,000	6.750		11/15/21	730,625
Jacobs Entertainment, Inc.(b)(e)
125,000	7.875		02/01/24	130,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(e)
400,000	5.625		05/01/24	432,000
650,000	4.500		09/01/26	646,750
Scientific Games International, Inc.(e)
385,000	10.000		12/01/22	416,763
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC(b)(e)
1,000,000	5.875		05/15/21	1,015,000

				4,499,130

Corporate Obligations – (continued)
Health Care – Medical Products(b)(e) – 0.4%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.
899,000	8.125		06/15/21	800,110
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
815,000	6.625		05/15/22	749,800

				1,549,910

Health Care – Pharmaceuticals – 1.4%
Mallinckrodt International Finance SA
378,000	4.750		04/15/23	322,245
Quintiles IMS, Inc.(b)(e)
1,000,000	4.875		05/15/23	1,030,000
415,000	5.000		10/15/26	425,375
Valeant Pharmaceuticals International, Inc.(b)(e)
980,000	5.375		03/15/20	837,900
1,010,000	7.500		07/15/21	835,775
500,000	5.500		03/01/23	367,500
215,000	7.000		03/15/24	219,300
1,147,000	6.125		04/15/25	845,912

				4,884,007

Health Care – Services – 3.0%
BioScrip, Inc.(e)
1,058,000	8.875		02/15/21	894,010
Centene Corp.(e)
235,000	6.125		02/15/24	253,212
1,040,000	4.750		01/15/25	1,058,200
CHS/Community Health Systems, Inc.(e)
270,000	6.875		02/01/22	223,425
150,000	6.250		03/31/23	152,813
DaVita, Inc.(e)
1,000,000	5.125		07/15/24	1,027,500
328,000	5.000		05/01/25	330,460
Envision Healthcare Corp.(e)
1,000,000	5.625		07/15/22	1,030,000
HCA, Inc.
700,000	5.875		05/01/23	761,250
900,000	5.250		04/15/25	967,221
133,000	7.690		06/15/25	151,620
Kindred Healthcare, Inc.
650,000	8.000		01/15/20	676,000
625,000	6.375	(e)	04/15/22	606,250
Select Medical Corp.(e)
750,000	6.375		06/01/21	766,875
Tenet Healthcare Corp.
600,000	8.125		04/01/22	609,000
550,000	6.750		06/15/23	525,250
WellCare Health Plans, Inc.(e)
575,000	5.250		04/01/25	598,000

				10,631,086

Home Construction(e) – 0.3%
Century Communities, Inc.
1,050,000	6.875		05/15/22	1,103,813

Internet(e) – 0.3%
Zayo Group LLC/Zayo Capital, Inc.
1,000,000	6.375		05/15/25	1,080,000

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Leisure Time(b)(e) – 0.2%
Carlson Travel, Inc.
$330,000	6.750%		12/15/23	$339,488
Silversea Cruise Finance Ltd.
425,000	7.250		02/01/25	450,500

				789,988

Lodging(b)(e) – 0.1%
Hilton Domestic Operating Co., Inc.
415,000	4.250		09/01/24	417,075

Machinery – 0.3%
Boart Longyear Management Pty Ltd.(b)
500,000	10.000		10/01/18	375,000
Xerium Technologies, Inc.(e)
750,000	9.500		08/15/21	772,500

				1,147,500

Media – Broadcasting & Radio(e) – 3.3%
AMC Networks, Inc.
415,000	4.750		12/15/22	423,300
500,000	5.000		04/01/24	506,875
Cumulus Media Holdings, Inc.
725,000	7.750		05/01/19	199,375
Gray Television, Inc.(b)
790,000	5.125		10/15/24	795,925
iHeartCommunications, Inc.(g)
1,250,000	14.000		02/01/21	362,500
Liberty Interactive LLC
1,860,000	4.000		11/15/29	1,152,037
150,000	3.750		02/15/30	91,125
Nexstar Broadcasting, Inc.(b)
1,000,000	5.625		08/01/24	1,025,000
Radio One, Inc.(b)
650,000	9.250		02/15/20	641,875
750,000	7.375		04/15/22	780,000
Sinclair Television Group, Inc.(b)
1,000,000	5.625		08/01/24	1,040,000
240,000	5.875		03/15/26	250,800
100,000	5.125		02/15/27	99,750
Sirius XM Radio, Inc.(b)
1,200,000	4.625		05/15/23	1,222,500
400,000	5.375		04/15/25	410,000
The E.W. Scripps Co.(b)
215,000	5.125		05/15/25	220,375
Tribune Media Co.
1,050,000	5.875		07/15/22	1,102,500
Univision Communications, Inc.(b)
1,300,000	5.125		02/15/25	1,291,875

				11,615,812

Media – Cable – 2.2%
Cable One, Inc.(b)(e)
408,000	5.750		06/15/22	426,360
CCO Holdings LLC/CCO Holdings Capital Corp.(e)
600,000	5.125		02/15/23	624,000
400,000	5.375	(b)	05/01/25	416,000

Corporate Obligations – (continued)
Media – Cable – (continued)
CSC Holdings LLC
1,100,000	6.750		11/15/21	1,204,500
500,000	10.125	(b)(e)	01/15/23	579,375
100,000	5.250		06/01/24	100,875
900,000	10.875	(b)(e)	10/15/25	1,081,125
DISH DBS Corp.
780,000	5.000		03/15/23	781,950
150,000	5.875		11/15/24	157,500
SFR Group SA(b)(e)
200,000	6.000		05/15/22	208,500
1,000,000	6.250		05/15/24	1,033,750
600,000	7.375		05/01/26	630,000
Ziggo Secured Finance BV(b)(e)
415,000	5.500		01/15/27	423,300

				7,667,235

Media – Non Cable(e) – 0.9%
Lee Enterprises, Inc.(b)
230,000	9.500		03/15/22	242,075
Outfront Media Capital LLC/Outfront Media Capital Corp.
1,090,000	5.875		03/15/25	1,152,675
The McClatchy Co.
560,000	9.000		12/15/22	582,400
VeriSign, Inc.
1,000,000	4.625		05/01/23	1,027,500

				3,004,650

Metals & Mining – 1.5%
Allegheny Technologies, Inc.(e)
415,000	7.875		08/15/23	429,006
Constellium NV(b)(e)
350,000	5.750		05/15/24	326,375
Evraz Group SA
200,000	8.250		01/28/21	223,500
100,000	5.375	(b)	03/20/23	100,375
First Quantum Minerals Ltd.(b)(e)
150,000	7.250		04/01/23	152,063
350,000	7.500		04/01/25	357,000
Freeport-McMoRan, Inc.(e)
247,000	3.875		03/15/23	229,092
240,000	5.400		11/14/34	213,000
500,000	5.450		03/15/43	426,250
Grinding Media, Inc./MC Grinding Media Canada, Inc.(b)(e)
140,000	7.375		12/15/23	149,450
Hecla Mining Co.(e)
500,000	6.875		05/01/21	513,750
Hudbay Minerals, Inc.(b)(e)
91,000	7.250		01/15/23	97,029
New Gold, Inc.(b)(e)
1,100,000	6.250		11/15/22	1,126,125
The Hillman Group, Inc.(b)(e)
700,000	6.375		07/15/22	667,625
TMK OAO Via TMK Capital SA
200,000	6.750		04/03/20	212,500
Vedanta Resources PLC(b)
100,000	6.375		07/30/22	101,250

				5,324,390

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Noncaptive – Financial(b) – 0.1%
Park Aerospace Holdings Ltd.
$200,000	5.250%		08/15/22	$211,239
180,000	5.500		02/15/24	191,206

				402,445

Packaging – 0.6%
ARD Finance SA(b)(e)(g)
260,000	7.125		09/15/23	269,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b)(e)
350,000	7.250		05/15/24	378,875
Ball Corp.
775,000	5.250		07/01/25	836,031
Owens-Brockway Glass Container, Inc.(b)
500,000	5.875		08/15/23	536,250

				2,020,906

Pipelines – 1.8%
Cheniere Corpus Christi Holdings LLC(b)
175,000	5.875		03/31/25	186,594
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(b)(e)
575,000	5.750		04/01/25	598,000
Genesis Energy LP/Genesis Energy Finance Corp.(e)
283,000	6.750		08/01/22	291,844
161,000	6.000		05/15/23	161,000
900,000	5.625		06/15/24	882,000
NuStar Logistics LP(e)
75,000	5.625		04/28/27	77,344
Sabine Pass Liquefaction LLC(e)
175,000	6.250		03/15/22	196,245
175,000	5.750		05/15/24	193,444
SemGroup Corp./Rose Rock Finance Corp.(e)
760,000	5.625		07/15/22	752,400
100,000	5.625		11/15/23	98,000
Southern Gas Corridor CJSC(h)
470,000	6.875		03/24/26	519,350
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(e)
742,000	5.500		08/15/22	745,710
620,000	5.750		04/15/25	626,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(e)
500,000	5.250		05/01/23	513,750
600,000	4.250		11/15/23	594,000

				6,435,881

Publishing(b)(e) – 0.3%
The Nielsen Co. Luxembourg S.a.r.l.
930,000	5.000		02/01/25	930,000

Real Estate(e) – 1.3%
ESH Hospitality, Inc.(b)
587,000	5.250		05/01/25	594,337
Realogy Group LLC/Realogy Co-Issuer Corp.(b)
1,000,000	4.875		06/01/23	1,010,000
RHP Hotel Properties LP/RHP Finance Corp.
100,000	5.000		04/15/21	102,000
940,000	5.000		04/15/23	959,975

Corporate Obligations – (continued)
Real Estate(e) – (continued)
The GEO Group, Inc.
390,000	6.000		04/15/26	399,750
The Howard Hughes Corp.(b)
415,000	5.375		03/15/25	417,961
Uniti Group, Inc./CSL Capital LLC
550,000	6.000	(b)	04/15/23	572,688
375,000	8.250		10/15/23	399,844

				4,456,555

Retailers – 1.4%
Ferrellgas LP/Ferrellgas Finance Corp.(e)
650,000	6.750		01/15/22	628,875
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.(b)(e)
350,000	8.625		06/15/20	339,500
JC Penney Corp., Inc.(b)(e)
520,000	5.875		07/01/23	525,200
L Brands, Inc.
341,000	5.625		02/15/22	360,181
895,000	6.875		11/01/35	883,812
New Albertsons, Inc.
400,000	7.450		08/01/29	376,000
400,000	8.700		05/01/30	393,500
400,000	8.000		05/01/31	388,000
SUPERVALU, Inc.(e)
575,000	6.750		06/01/21	586,500
Yum! Brands, Inc.
415,000	6.875		11/15/37	430,044

				4,911,612

Services Cyclical – Rental Equipment(b)(e) – 0.1%
Algeco Scotsman Global Finance PLC
350,000	8.500		10/15/18	329,875

Software(b)(e) – 0.1%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 S.a.r.l./Greeneden US Holdings II LLC
190,000	10.000		11/30/24	210,425

Technology – Hardware – 1.6%
Dell International LLC/EMC Corp.(b)(e)
715,000	7.125		06/15/24	789,181
300,000	8.100		07/15/36	376,483
300,000	8.350		07/15/46	388,283
Micron Technology, Inc.(b)(e)
400,000	5.250		08/01/23	413,000
Molina Healthcare, Inc.(e)
695,000	5.375		11/15/22	726,275
NCR Corp.(e)
1,000,000	5.000		07/15/22	1,025,000
Plantronics, Inc.(b)(e)
375,000	5.500		05/31/23	381,563
Sensata Technologies BV(b)
1,380,000	5.000		10/01/25	1,411,050

				5,510,835

Technology – Software/Services(e) – 1.5%
BMC Software Finance, Inc.(b)
$310,000	8.125		07/15/21	315,038
Cengage Learning, Inc.(b)
625,000	9.500		06/15/24	564,062

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Technology – Software/Services(e) – (continued)
Equinix, Inc.
$800,000	5.750%		01/01/25	$856,000
MSCI, Inc.(b)
1,000,000	5.250		11/15/24	1,057,500
200,000	4.750		08/01/26	205,250
Open Text Corp.(b)
370,000	5.875		06/01/26	394,975
Solera LLC/Solera Finance, Inc.(b)
240,000	10.500		03/01/24	274,500
Symantec Corp.(b)
575,000	5.000		04/15/25	593,839
TIBCO Software, Inc.(b)
626,000	11.375		12/01/21	691,730
Unisys Corp.(b)
300,000	10.750		04/15/22	315,000
Western Digital Corp.(b)
66,000	7.375		04/01/23	72,270

				5,340,164

Telecommunications – Cellular(e) – 0.4%
SoftBank Group Corp.
400,000	6.000		07/30/25	433,000
T-Mobile USA, Inc.
300,000	6.000		04/15/24	324,375
500,000	6.375		03/01/25	546,250

				1,303,625

Transportation(b)(e) – 0.2%
Air Medical Group Holdings, Inc.
729,000	6.375		05/15/23	707,130

Utilities – Electric – 0.5%
AES Argentina Generacion SA(b)(e)
140,000	7.750		02/02/24	146,300
AES Gener SA(c)(e)
130,000	8.375		12/18/73	139,425
Empresa Distribuidora Y Comercializadora Norte(e)
125,000	9.750		10/25/22	135,938
Eskom Holdings SOC Ltd.
315,000	6.750		08/06/23	325,553
GenOn Americas Generation LLC
625,000	8.500		10/01/21	567,187
NSG Holdings LLC/NSG Holdings, Inc.(b)
557,937	7.750		12/15/25	601,177

				1,915,580

Wireless Telecommunication Services(e) – 0.1%
Columbus Cable Barbados Ltd.
275,000	7.375		03/30/21	294,594

Wireless Telecommunications – 3.4%
Altice Financing SA(b)(e)
600,000	6.500		01/15/22	630,000
900,000	7.500		05/15/26	969,750

Altice Luxembourg SA(b)(e)
$500,000	7.750		05/15/22	530,625
250,000	7.625		02/15/25	265,000
Digicel Group Ltd.(b)(e)
300,000	8.250		09/30/20	273,750
335,000	7.125		04/01/22	279,725

Corporate Obligations – (continued)
Wireless Telecommunications – (continued)
Digicel Ltd.(b)(e)
1,000,000	6.000		04/15/21	950,000
300,000	6.750		03/01/23	285,375
Hughes Satellite Systems Corp.(b)
1,315,000	5.250		08/01/26	1,338,012
Inmarsat Finance PLC(b)(e)
1,429,000	4.875		05/15/22	1,439,695
Intelsat Jackson Holdings SA(e)
500,000	7.500		04/01/21	457,500
240,000	8.000	(b)	02/15/24	258,600
Radiate Holdco LLC/Radiate Finance, Inc.(b)(e)
775,000	6.625		02/15/25	771,125
Sprint Corp.
1,050,000	7.250		09/15/21	1,148,437
1,450,000	7.875		09/15/23	1,627,625
350,000	7.125		06/15/24	380,625
410,000	7.625	(e)	02/15/25	457,663

				12,063,507

Wirelines Telecommunications – 1.3%
Anixter, Inc.
500,000	5.125		10/01/21	530,000
CenturyLink, Inc.
300,000	6.750		12/01/23	321,375
150,000	7.500	(e)	04/01/24	162,938
370,000	5.625	(e)	04/01/25	361,212
Embarq Corp.
200,000	7.995		06/01/36	204,197
Frontier Communications Corp.(e)
715,000	6.875		01/15/25	595,237
700,000	11.000		09/15/25	673,750
Level 3 Financing, Inc.(e)
413,000	5.375		05/01/25	429,520
Sprint Capital Corp.
150,000	6.875		11/15/28	162,750
West Corp.(b)(e)
960,000	5.375%		07/15/22	960,000

				4,400,979

TOTAL CORPORATE OBLIGATIONS
(Cost $158,407,996)				$160,949,701

Bank Loans(i) – 16.7%
Aerospace & Defense – 0.3%
Engility Corp.
$225,375	4.750%		08/12/23	$226,784
Sequa Corp.
250,000	6.500		11/26/21	252,500
250,000	10.000		04/13/22	254,062

Transdigm, Inc.
244,962	3.845		06/04/21	245,337

				978,683

Airlines – 0.8%
American Airlines, Inc.
995,000	3.278		04/28/23	995,468

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(i) – (continued)
Airlines – (continued)
Delta Air Lines, Inc.
$837,912	3.489%	10/18/18	$843,744
1,000,000	5.068	02/01/24	1,001,000

			2,840,212

Automotive – Parts – 0.7%
Capital Automotive LP
500,000	4.000	03/24/24	503,750
Evergreen Skills Lux S.A.R.L.
1,153,464	5.750	04/28/21	1,077,531
Jaguar Holding Company II
837,600	4.250	08/18/22	841,788

			2,423,069

Building Materials – 0.4%
Jeld-Wen, Inc.
375,046	4.147	07/01/22	378,796
Quikrete Holdings, Inc.
1,097,250	4.243	11/15/23	1,098,852

			1,477,648

Chemicals – 0.2%
Univar, Inc.
748,125	3.743	07/01/22	749,995

Consumer Cyclical Services – 0.3%
First Data Corp.
500,000	2.500	04/26/24	500,000
Monitronics International, Inc.
348,250	6.500	09/30/22	353,164

			853,164

Consumer Products – Household & Leisure – 0.3%
Affinion Group, Inc.
408,268	6.750	04/30/18	407,190
130,000	8.500	10/31/18	130,199
Revlon Consumer Products Corp.
497,500	4.250%	09/07/23	498,002

			1,035,391

Diversified Manufacturing – 0.3%
Gardner Denver, Inc.
994,852	4.250	07/30/20	994,026

Energy – 0.5%
Chief Exploration & Development LLC
410,000	7.932	05/16/21	393,600
FTS International, Inc.
130,000	5.750	04/16/21	112,775
Gulf Finance LLC
158,272	6.250	08/25/23	157,877

Peabody Energy Corp.
500,000	5.500	03/31/22	502,500
Seadrill Partners Finco LLC
1,036,012	4.147	02/21/21	696,718

			1,863,470

Bank Loans(i) – (continued)
Energy – Exploration & Production – 0.4%
Fieldwood Energy LLC
554,514	3.875	10/01/18	540,191
250,000	8.000	08/31/20	244,168
Murray Energy Corp.
686,545	7.500	04/16/20	654,696

			1,439,055

Entertainment – 0.2%
Delta 2 (LUX) S.A.R.L.
175,000	8.068	07/29/22	176,531
LTF Merger Sub, Inc.
498,750	4.000	06/10/22	499,643

			676,174

Finance Insurance – 0.5%
Alliant Holdings I, Inc.
498,733	4.387	08/12/22	499,950
Hub International Ltd.
1,079,531	4.000	10/02/20	1,084,583

			1,584,533

Financial Services – 0.2%
Walter Investment Management Corp.
698,954	4.750	12/18/20	629,716

Food & Beverage – 0.1%
US Foods, Inc.
249,372	3.743	06/27/23	251,532

Food & Drug Retailers – 0.1%
Rite Aid Corp.
250,000	5.750	08/21/20	250,390

Gaming – 0.4%
Fantasy Springs Resort
230,677	9.000	12/17/21	226,351
Mashantucket (Western) Pequot Tribe
835,000	9.375	06/30/20	760,685
Scientific Games International, Inc.
500,000	5.000	10/01/21	508,750

			1,495,786

Health Care – Medical Products – 0.2%
Carestream Health, Inc.
319,618	5.147	06/07/19	316,770
250,000	9.647	12/07/19	245,535
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.
97,933	4.250	06/08/20	95,582

			657,887

Health Care – Pharmaceuticals – 0.1%
Grifols Worldwide Operations USA, Inc.
500,000	3.195	01/31/25	501,060

Health Care – Services – 1.5%
Air Medical Group Holdings, Inc.
794,597	4.250	04/28/22	788,637
American Renal Holdings, Inc.
642,194	4.750	09/20/19	645,810

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(i) – (continued)
Health Care – Services – (continued)
BPA Laboratories, Inc.
$80,336	3.672%	04/29/20	$54,629
Change Healthcare Holdings, Inc.
1,000,000	3.750	03/01/24	1,002,630
Community Health Systems, Inc.
521,277	4.000	01/27/21	517,800
Envision Healthcare Corp.
498,750	4.150	12/01/23	503,364
inVentiv Health, Inc.
847,875	4.804	11/09/23	852,233
Quorum Health Corp.
123,106	7.750	04/29/22	122,798
U.S. Renal Care, Inc.
663,369	5.397	12/31/22	628,542

			5,116,443

Media – Broadcasting & Radio – 1.1%
Cumulus Media Holdings, Inc.
770,000	4.250	12/23/20	601,701
EIG Investors Corp.
351,840	6.532	11/09/19	353,012
iHeart Communications, Inc.
1,600,000	7.743	01/30/19	1,361,136
250,000	8.493	07/30/19	212,250
Radio One, Inc.
419,103	5.080	04/18/23	416,484
RCN Grande
464,722	3.750	02/01/24	466,093
Tribune Media Co.
361,582	3.993	12/27/20	363,690

			3,774,366

Media – Cable – 0.1%
TierPoint LLC
500,000	4.750	05/18/24	503,750

Media – Non Cable – 0.8%
Advantage Sales & Marketing, Inc.
244,975	4.250	07/23/21	238,953
156,977	7.500	07/25/22	149,363
Cengage Learning Acquisitions, Inc.
1,204,047	5.250	06/07/23	1,156,740
Checkout Holding Corp.
559,878	4.500	04/09/21	512,289
Houghton Mifflin Harcourt Publishing Co.
299,239	4.000	05/31/21	275,488
McGraw-Hill Global Education Holdings LLC
498,744	5.000	05/04/22	493,662

			2,826,495

Metals & Mining – 0.4%
Fairmount Santrol, Inc.
1,144,464	4.647	09/05/19	1,124,436
FMG Resources (August 2006) Pty Ltd.
272,502	4.647	06/30/19	274,274

			1,398,710

Bank Loans(i) – (continued)
Packaging – 0.7%
Klockner-Pentaplast of America, Inc.
696,858	4.397	04/28/20	702,085
297,803	4.397	04/28/20	300,036
Reynolds Group Holdings, Inc.
1,246,875	3.993	02/05/23	1,253,035

			2,255,156

Pharmaceutical – 0.1%
Valeant Pharmaceuticals International, Inc.
188,259	5.740	04/01/22	189,338

Property/Casualty Insurance – 0.0%
York Risk Services Holding Corp.
94,815	4.897	10/01/21	92,404

Real Estate – 0.0%
RE/MAX International, Inc.
153,230	3.897	12/15/23	153,357

Restaurants – 0.4%
1011778 B.C. Unlimited Liability Co.
1,496,879	3.250	02/16/24	1,497,253

Retailers – 1.3%
Academy Ltd.
743,016	5.000	07/01/22	510,824
Albertsons LLC
1,346,625	4.302	06/22/23	1,352,240
BJ’s Wholesale Club, Inc.
250,000	4.750	02/03/24	248,855
Dollar Tree, Inc.
1,000,000	4.250	07/06/22	1,011,250
General Nutrition Centers, Inc.
384,649	3.500	03/04/19	354,039
Gymboree Corp.
249,886	5.000	02/23/18	112,256
Rite Aid Corp.
850,000	4.875	06/21/21	850,799
Supervalu, Inc.
178,413	5.500	03/21/19	179,712

			4,619,975

Services Cyclical – Business Services – 0.2%
Ceridian LLC
243,924	4.500	09/15/20	243,467
Tempo Acquisition LLC
500,000	3.250	05/01/24	500,625
Travelport Finance S.A.R.L.
99,739	4.289	09/02/21	100,452

			844,544

Technology – Hardware – 0.1%
Diebold, Inc.
120,000	2.750	11/06/23	120,076
242,475	5.500	11/06/23	243,840
Rackspace Hosting, Inc.
99,750	4.500	11/03/23	100,436

			464,352

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(i) – (continued)
Technology – Software/Services – 1.9%
BMC Software Finance, Inc.
$585,608	5.000%	09/13/22	$588,717
Compuware Corp.
493,750	5.250	12/15/21	495,602
Conduent, Inc.
428,261	4.986	12/07/23	435,400
Dell, Inc.
243,750	3.250	09/07/21	243,994
GTT Communications, Inc.
298,003	5.000	01/09/24	300,798
Infoblox, Inc.
240,000	5.993	11/01/23	242,251
Infor (US), Inc.
500,000	3.897	02/01/22	498,830
Informatica Corp.
490,007	4.647	08/05/22	487,822
Kronos, Inc.
847,875	5.034	11/01/23	850,419
Misys Europe SA
562,532	8.250	04/27/25	575,657
MModal, Inc.
400,000	9.000	01/31/20	384,000
Optiv Security, Inc.
236,559	4.250	02/01/24	236,164
195,556	8.250	02/01/25	198,244
Syniverse Holdings, Inc.
321,469	4.147	04/23/19	294,948
694,558	4.172	04/23/19	634,868

			6,467,714

Telecommunications – Internet & Data – 0.7%
Asurion LLC
98,021	4.243	07/08/20	98,654
1,225,000	8.500	03/03/21	1,242,860
Avaya, Inc.
803,526	5.390	10/26/17	669,940
3,182	8.500	01/24/18	3,264
484,710	6.282	05/29/20	404,127

			2,418,845

Telecommunications – Satellites – 0.6%
Intelsat Jackson Holdings SA
2,220,777	3.750	06/30/19	2,189,731

Transportation – 0.2%
CEVA Group PLC
54,585	6.500	03/19/21	46,124
CEVA Intercompany B.V.
55,836	6.500	03/19/21	48,896

Ceva Logistics Canada ULC
9,627	6.500	03/19/21	8,430
Ceva Logistics US Holdings, Inc.
77,015	6.672	03/19/21	67,443
Syncreon Group Holdings B.V.
677,279	5.250	10/28/20	611,671
Uber Technologies
15,301	5.000	07/13/23	15,253

			797,817

Bank Loans(i) – (continued)
Utilities – 0.3%
TEX Operations Co. LLC
185,714	3.500	08/04/23	185,308
812,250	3.500	08/04/23	810,471

			995,779

Wireless Telecommunications – 0.3%
Sprint Communications, Inc.
1,000,000	3.500	02/02/24	1,000,630

TOTAL BANK LOANS
(Cost $58,656,384)			$58,308,450

Shares	Description	Value
Common Stocks – 0.3%
Electric Utilities – 0.1%
24,355	Te Holdcorp LLC/Te Holdcorp	$243,552

Oil, Gas & Consumable Fuels(f) – 0.2%
17,633	Linn Energy, Inc.	494,253
27,119	Midstates Petroleum Co., Inc.	503,329
637	Peabody Energy Corp.	16,186

		1,013,768

TOTAL COMMON STOCKS
(Cost $1,268,814)		$1,257,320

Shares	Rate	Value
Preferred Stocks – 0.0%
Electric Utilities – 0.0%
Te Holdcorp LLC/Te Holdcorp
$16,329	0.000%	$118,388

Post Secondary Education – 0.0%
Peabody Energy Corp.
211	0.000	10,761

TOTAL PREFERRED STOCKS – %
(Cost $283,772)		$129,149

Units	Description	Expiration Date	Value
Warrants(f) – 0.0%
Life Sciences Tools & Services – 0.0%
Lion Holdings, Inc. Series A
270		04/29/24	$—
Lion Holdings, Inc. Series B
430		04/29/24	—

—

Oil, Gas & Consumable Fuels – 0.0%
Midstates Petroleum Co., Inc.
1,204		04/21/20	—
Peabody Energy Corp.
1		07/03/17	25

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Units	Description	Expiration Date	Value
Warrants(i) – (continued)
Oil, Gas & Consumable Fuels – (continued)
Peabody Energy Corp.
28		07/03/17	$712

			737

TOTAL WARRANTS
(Cost $5,197)			$737

Shares	Description	Value
Exchange Traded Fund – 0.9%
iShares iBoxx $ High Yield Corporate Bond ETF
35,000		$3,084,200

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $311,039,647)		$316,321,353

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(j) – 10.3%
Repurchase Agreements – 10.3%
Joint Repurchase Agreement Account II
$35,900,000	0.821%	05/01/17	$35,900,000
(Cost $35,900,000)

TOTAL INVESTMENTS – 100.7%
(Cost $346,939,647)			$352,221,353

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%			(2,498,449)

NET ASSETS – 100.0%			$349,722,904

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $84,897,140, which represents approximately 24.3% of net assets as of April 30, 2017.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2017.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2017.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Security is currently in default and/or non-income producing.
(g)	Pay-in-kind securities.
(h)	Guaranteed by a foreign government until maturity.
(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on April 30, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	Joint repurchase agreement was entered into on April 28, 2017. Additional information appears on page 85.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GHS	—Ghana Cedi
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
KWCDC	—South Korean Won Certificate of Deposit
LLC	—Limited Liability Company
LP	—Limited Partnership
MIBOR	—Mumbai Interbank Offered Rate
PLC	—Public Limited Company
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (London)	BRL	3,981,158	USD	1,242,991	$1,243,504	06/02/17	$513
	CLP	27,782,377	USD	41,388	41,574	05/24/17	186
	COP	512,216,525	USD	170,693	173,387	05/24/17	2,694
	EUR	106,000	USD	112,687	115,696	06/08/17	3,009
	HUF	61,180,710	USD	209,913	212,967	05/24/17	3,054
	IDR	13,322,948,484	USD	996,000	997,141	05/24/17	1,141
	MXN	1,504,849	USD	79,000	79,583	05/24/17	583
	PEN	1,468,810	USD	446,135	451,377	05/24/17	5,242
	PHP	4,229,214	USD	83,565	84,094	05/24/17	529
	PLN	4,454,995	EUR	1,042,812	1,148,075	05/24/17	10,714
	PLN	4,789,760	USD	1,181,067	1,234,345	05/24/17	53,278
	RON	1,294,572	USD	303,472	310,833	05/24/17	7,360
	RUB	6,768,833	USD	117,399	118,230	05/24/17	831
	THB	44,876,767	USD	1,272,553	1,297,170	05/24/17	24,617
	TRY	7,229,678	USD	1,944,269	2,021,073	05/24/17	76,804
	TWD	41,931,400	USD	1,376,301	1,389,236	05/24/17	12,936
	USD	1,308,467	BRL	4,152,754	1,307,312	05/03/17	1,154
	USD	31,000	COP	89,265,120	30,217	05/24/17	783
	USD	1,098,000	KRW	1,226,136,600	1,078,015	05/24/17	19,985
	USD	1,001,481	MXN	18,738,151	990,959	05/24/17	10,522
	USD	41,000	PLN	159,072	40,994	05/24/17	6
	USD	763,726	RUB	43,315,102	756,574	05/24/17	7,152
	USD	207,000	TRY	740,336	206,962	05/24/17	38
	USD	2,949,460	ZAR	38,250,938	2,849,365	05/24/17	100,096
	ZAR	2,550,566	USD	183,515	189,995	05/24/17	6,480
TOTAL							$349,707

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London)	BRL	4,152,754	USD	1,323,621	$1,307,313	05/03/17	$(16,308)
	CLP	158,018,000	USD	238,000	236,463	05/24/17	(1,537)
	CZK	5,756,400	USD	234,000	233,897	05/24/17	(103)
	EUR	1,027,827	PLN	4,454,995	1,121,017	05/24/17	(27,057)
	IDR	3,882,300,821	USD	291,898	290,566	05/24/17	(1,332)
	KRW	1,933,786,823	USD	1,710,000	1,700,179	05/24/17	(9,821)
	MXN	3,308,296	USD	176,356	174,958	05/24/17	(1,398)
	USD	1,663,616	EUR	1,559,000	1,701,602	06/08/17	(37,985)
	USD	179,000	HUF	51,736,851	180,093	05/24/17	(1,093)
	USD	1,897,890	IDR	25,511,001,987	1,909,341	05/24/17	(11,451)
	USD	3,742	INR	247,292	3,836	05/24/17	(94)
	USD	1,662,983	KRW	1,901,787,570	1,672,045	05/24/17	(9,062)
	USD	1,090,781	MXN	21,465,871	1,135,212	05/24/17	(44,431)
	USD	26,366	MXN	500,000	26,381	06/08/17	(15)
	USD	139,561	MYR	623,000	143,671	05/24/17	(4,110)
	USD	25,000	PEN	81,578	25,070	05/24/17	(70)
	USD	240,000	PLN	952,856	245,556	05/24/17	(5,556)

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
	USD	34,000	RON	144,669	$34,736	05/24/17	$(736)
	USD	1,943,299	RUB	116,569,344	2,036,088	05/24/17	(92,789)
	USD	107,000	THB	3,703,481	107,050	05/24/17	(50)
	USD	1,273,056	TRY	4,717,107	1,318,677	05/24/17	(45,621)
	USD	1,365,399	TWD	41,931,400	1,389,236	05/24/17	(23,837)
	USD	67,000	ZAR	932,495	69,463	05/24/17	(2,463)
	ZAR	12,571,356	USD	982,980	936,457	05/24/17	(46,523)
TOTAL							$(383,442)

FUTURES CONTRACTS — At April 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
10 Year German Euro-Bund	(7)	June 2017	$(1,233,589)	$(5,509)
10 Year U.S. Treasury Notes	(47)	June 2017	(5,908,781)	(62,769)
TOTAL				$(68,278)

SWAP CONTRACTS — At April 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty		Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
BNP Paribas SA	KRW	1,895,700	01/31/22	3 month KWCDC	1.735%	$(2,075)
HSBC Bank PLC	CNY	4,318	12/12/21	3 month KWCDC	3.520	11,337
	INR	87,930	02/24/22	6.700%	12 Month MIBOR	2,205
	KRW	1,700,000	04/03/22	3 month KWCDC	1.725	(865)
TOTAL						$10,602

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contract(s) is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
MXN	59,039	02/22/19	7.160%	Mexico Interbank TIIE 28 Days	$(3,056)
BRL	3,517	01/04/21	11.780	1 month Brazilian Interbank Deposit Average	45,273
	TOTAL				$42,217

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contract(s) is equal to their market value.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Swap Counterparty	Referenced Obligation	Notional Amount (000s)	Rates (Paid) Received by Fund	Termination Date	Credit Spread at April 30, 2017(a)	Upfront Payments Made (received)	Unrealized Gain (Loss)
Protection Purchased:
BNP Paribas SA	Republic of Argentina, 7.625%, 04/22/46	$165	(5.000)%	06/20/22	3.253%	$(7,859)	$(6,445)

(a) Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 96.3%
Australia – 6.2%
131,527	APA Group (Gas Utilities)	$902,024
198,927	AusNet Services (Electric Utilities)	260,527
61,981	Dexus Property Group (Equity Real Estate Investment Trusts (REITs))	473,283
405,198	Goodman Group (Equity Real Estate Investment Trusts (REITs))	2,460,240
57,374	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	97,450
678,771	Spark Infrastructure Group (Electric Utilities)	1,265,679
334,962	Stockland (Equity Real Estate Investment Trusts (REITs))	1,215,693
197,699	Sydney Airport (Transportation Infrastructure)	1,021,092
209,100	The GPT Group (Equity Real Estate Investment Trusts (REITs))	821,361
127,557	Transurban Group (Transportation Infrastructure)	1,165,347
584,748	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	1,260,376
91,737	Westfield Corp. (Equity Real Estate Investment Trusts (REITs))	623,855

		11,566,927

Brazil – 0.1%
34,400	Transmissora Alianca de Energia Eletrica SA (Electric Utilities)	249,380

Canada – 6.3%
10,556	Boardwalk Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	356,107
15,320	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	380,124
9,034	Canadian National Railway Co. (Road & Rail)	653,005
3,648	Canadian Pacific Railway Ltd. (Road & Rail)	558,965
32,077	Chartwell Retirement Residences (Health Care Providers & Services)	365,171
65,771	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	2,726,144
39,218	First Capital Realty, Inc. (Real Estate Management & Development)	570,005
34,037	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	693,432
46,427	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	1,479,487
64,300	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,221,420
57,317	TransCanada Corp. (Oil, Gas & Consumable Fuels)	2,661,259
19,934	Veresen, Inc. (Oil, Gas & Consumable Fuels)	222,406

		11,887,525

Common Stocks – (continued)
China – 0.3%
150,200	China Resources Gas Group Ltd. (Gas Utilities)	506,187

France – 6.1%
5,541	Aeroports de Paris (Transportation Infrastructure)	739,085
33,457	Eutelsat Communications SA (Media)	791,575
1,741	Fonciere Des Regions (Equity Real Estate Investment Trusts (REITs))	155,382
229,609	Groupe Eurotunnel SE (Transportation Infrastructure)	2,522,417
15,167	ICADE (Equity Real Estate Investment Trusts (REITs))	1,126,264
47,592	Klepierre (Equity Real Estate Investment Trusts (REITs))	1,867,980
8,322	Mercialys SA (Equity Real Estate Investment Trusts (REITs))	162,130
22,085	SES SA (Media)	482,703
5,828	Unibail-Rodamco SE(Equity Real Estate Investment Trusts (REITs))	1,431,017
26,090	Vinci SA (Construction & Engineering)	2,223,873

		11,502,426

Germany – 2.4%
59,887	alstria office REIT AG (Equity Real Estate Investment Trusts (REITs))	792,029
11,581	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	911,117
12,800	LEG Immobilien AG* (Real Estate Management & Development)	1,099,677
22,678	TLG Immobilien AG (Real Estate Management & Development)	458,891
9,878	VIB Vermoegen AG (Real Estate Management & Development)	236,407
28,613	Vonovia SE (Real Estate Management & Development)	1,035,910

		4,534,031

Hong Kong – 6.1%
69,600	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	339,734
321,575	Cheung Kong Property Holdings Ltd. (Real Estate Management & Development)	2,302,223
175,910	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	1,113,590
411,500	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	822,127
157,800	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	1,216,162
356,170	Link REIT (Equity Real Estate Investment Trusts (REITs))	2,560,140
130,399	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	1,954,029

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
30,955	Swire Properties Ltd. (Real Estate Management & Development)	$103,778
128,649	The Wharf Holdings Ltd. (Real Estate Management & Development)	1,096,865

		11,508,648

Ireland – 0.5%
217,497	Green REIT PLC (Equity Real Estate Investment Trusts (REITs))	323,395
271,785	Hibernia REIT PLC (Equity Real Estate Investment Trusts (REITs))	377,471
143,325	Irish Residential Properties REIT PLC (Equity Real Estate Investment Trusts (REITs))	204,522

		905,388

Italy – 1.1%
59,898	Atlantia SpA (Transportation Infrastructure)	1,518,962
135,731	Snam SpA (Oil, Gas & Consumable Fuels)	599,669

		2,118,631

Japan – 7.2%
17	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	80,978
3,270	Central Japan Railway Co. (Road & Rail)	548,407
9,500	East Japan Railway Co. (Road & Rail)	852,555
14,600	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	338,694
50,135	Hulic Co. Ltd. (Real Estate Management & Development)	472,811
5,700	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	197,995
70	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	368,610
392	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	765,799
106	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	600,585
264	Kenedix Retail REIT Corp. (Equity Real Estate Investment Trusts (REITs))	575,045
1,030	LaSalle Logiport REIT (Equity Real Estate Investment Trusts (REITs))	978,370
110,314	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	2,112,270
94,409	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	2,077,211
562	Mori Hills REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	730,008

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
27	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	$143,628
407	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	645,422
42,570	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	1,150,052
177,950	Tokyo Gas Co. Ltd. (Gas Utilities)	826,204

		13,464,644

Luxembourg(a) – 0.2%
10,729	Ado Properties SA (Real Estate Management & Development)	392,767

Mexico – 0.7%
203,689	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	951,510
366,700	OHL Mexico SAB de CV (Transportation Infrastructure)	450,358

		1,401,868

Netherlands – 0.7%
6,060	Eurocommercial Properties NV (Equity Real Estate Investment Trusts (REITs))	235,496
5,243	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	236,607
16,700	Wereldhave NV (Equity Real Estate Investment Trusts (REITs))	768,965

		1,241,068

Singapore – 1.6%
105,737	ENN Energy Holdings Ltd. (Gas Utilities)	573,188
879,000	Frasers Logistics & Industrial Trust (Equity Real Estate Investment Trusts (REITs))	635,008
392,000	Global Logistic Properties Ltd. (Real Estate Management & Development)	807,592
572,540	Keppel REIT (Equity Real Estate Investment Trusts (REITs))	434,379
482,097	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	610,504

		3,060,671

Spain – 2.2%
25,648	Axiare Patrimonio SOCIMI SA (Equity Real Estate Investment Trusts (REITs))	425,781
85,773	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	653,644
83,197	Ferrovial SA (Construction & Engineering)	1,769,814
106,455	Iberdrola SA (Electric Utilities)	765,279
23,451	Red Electrica Corp. SA (Electric Utilities)	457,039

		4,071,557

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Sweden – 0.5%
11,469	Atrium Ljungberg AB (Real Estate Management & Development)	$189,698
11,036	Fabege AB (Real Estate Management & Development)	190,040
12,820	Hufvudstaden AB Class A (Real Estate Management & Development)	200,857
37,397	Kungsleden AB (Real Estate Management & Development)	209,376
9,879	Pandox AB (Hotels, Restaurants & Leisure)	165,853

		955,824

Switzerland – 0.4%
1,638	Flughafen Zuerich AG (Transportation Infrastructure)	360,978
3,742	PSP Swiss Property AG (Real Estate Management & Development)	335,490

		696,468

United Arab Emirates – 0.2%
14,322	DP World Ltd. (Transportation Infrastructure)	292,742

United Kingdom – 6.7%
28,651	Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	287,222
3,450	Derwent London PLC (Equity Real Estate Investment Trusts (REITs))	131,513
204,069	Empiric Student Property PLC (Equity Real Estate Investment Trusts (REITs))	289,420
122,100	Great Portland Estates PLC (Equity Real Estate Investment Trusts (REITs))	1,094,029
41,697	Hammerson PLC (Equity Real Estate Investment Trusts (REITs))	317,246
29,544	Kennedy Wilson Europe Real Estate PLC (Real Estate Investment Trusts)	397,577
111,493	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	1,596,765
259,587	National Grid PLC (Multi-Utilities)	3,361,197
116,975	Pennon Group PLC (Water Utilities)	1,297,735
36,113	Segro PLC (Equity Real Estate Investment Trusts (REITs))	227,149
27,273	Severn Trent PLC (Water Utilities)	820,997
32,446	Shaftesbury PLC (Equity Real Estate Investment Trusts (REITs))	391,590
33,406	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	284,056
141,849	Tritax Big Box REIT PLC(Equity Real Estate Investment Trusts (REITs))	236,389
144,356	United Utilities Group PLC (Water Utilities)	1,819,206

		12,552,091

Common Stocks – (continued)
United States – 46.8%
7,378	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	830,099
29,307	American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	1,388,859
3,612	American Electric Power Co., Inc. (Electric Utilities)	245,002
31,788	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	4,003,381
35,600	Apartment Investment & Management Co. Class A (Equity Real Estate Investment Trusts (REITs))	1,557,144
3,723	Boston Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	471,332
16,144	Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	1,329,136
34,420	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,560,947
4,452	Chesapeake Lodging Trust (Equity Real Estate Investment Trusts (REITs))	103,776
28,725	Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	646,312
20,325	Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	502,434
10,880	Consolidated Edison, Inc. (Multi-Utilities)	862,566
33,095	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	3,130,787
15,276	CSX Corp. (Road & Rail)	776,632
104,326	CubeSmart (Equity Real Estate Investment Trusts (REITs))	2,643,621
54,159	DDR Corp. (Equity Real Estate Investment Trusts (REITs))	585,459
82,524	DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts (REITs))	908,589
16,263	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,867,643
34,170	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	947,534
22,688	Edison International (Electric Utilities)	1,814,359
19,288	Enbridge Energy Management LLC* (Oil, Gas & Consumable Fuels)	357,985
9,809	Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	793,646
27,588	Equity Residential (Equity Real Estate Investment Trusts (REITs))	1,781,633
10,997	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,688,437
23,269	Eversource Energy (Electric Utilities)	1,382,179
11,004	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	831,132

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
18,425	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	$2,411,648
19,272	First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	542,314
74,775	First Potomac Realty Trust (Equity Real Estate Investment Trusts (REITs))	822,525
42,687	Forest City Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	964,726
21,660	Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	505,328
138,133	GGP, Inc. (Equity Real Estate Investment Trusts (REITs))	2,985,054
11,287	Gramercy Property Trust (Equity Real Estate Investment Trusts (REITs))	313,666
35,500	Healthcare Trust of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	1,132,095
88,717	Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	3,048,316
534	Invitation Homes, Inc.* (Equity Real Estate Investment Trusts (REITs))	11,508
152,033	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	3,136,441
29,100	Kite Realty Group Trust (Equity Real Estate Investment Trusts (REITs))	592,476
44,190	MedEquities Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	522,326
33,020	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	431,571
22,509	MGM Growth Properties LLC Class A (Equity Real Estate Investment Trusts (REITs))	644,208
5,297	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	525,515
58,931	Monogram Residential Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	599,918
8,011	National Retail Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	338,224
6,801	NextEra Energy, Inc. (Electric Utilities)	908,342
14,273	NiSource, Inc. (Multi-Utilities)	346,120
3,556	Norfolk Southern Corp. (Road & Rail)	417,794
13,115	OMEGA Healthcare Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	432,795
111,300	Paramount Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,825,320
27,424	Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	703,974
4,480	Pattern Energy Group, Inc. (Independent Power and Renewable Electricity Producers)	98,650

Common Stocks – (continued)
United States – (continued)
32,477	PG&E Corp. (Electric Utilities)	2,177,583
31,291	Physicians Realty Trust (Equity Real Estate Investment Trusts (REITs))	614,555
69,448	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	3,778,666
2,246	Public Storage (Equity Real Estate Investment Trusts (REITs))	470,267
5,448	QTS Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	291,141
70,137	Retail Properties of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	935,628
28,623	Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	713,858
14,200	Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	905,676
3,871	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	489,643
27,650	Sempra Energy (Multi-Utilities)	3,125,003
10,597	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,751,260
10,318	SL Green Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,082,668
244,239	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	2,300,731
24,453	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	644,581
5,594	Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	467,714
70,510	Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	1,049,894
14,141	Taubman Centers, Inc. (Equity Real Estate Investment Trusts (REITs))	884,520
15,168	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	946,938
38,213	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	1,170,464
10,491	Union Pacific Corp. (Road & Rail)	1,174,572
24,259	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	1,552,819
6,314	Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	607,659
31,707	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	2,265,148

		87,672,466

TOTAL COMMON STOCKS
(Cost $164,977,154)		$180,581,309

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 3.5%
Joint Repurchase Agreement Account II
$6,500,000	0.821%	05/01/17	$6,500,000
(Cost $6,500,000)

TOTAL INVESTMENTS – 99.8%
(Cost $171,477,154)			$187,081,309

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			399,852

NET ASSETS – 100.0%			$187,481,161

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $392,767, which represents approximately 0.2% of net assets as of April 30, 2017.
(b)	Joint repurchase agreement was entered into on April 28, 2017. Additional information appears on page 85.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2017, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 1, 2017, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager Global Equity	$23,100,000	$23,100,527	$23,562,000
Multi-Manager Non-Core Fixed Income	35,900,000	35,900,819	36,618,000
Multi-Manager Real Assets Strategy	6,500,000	6,500,148	6,630,000

REPURCHASE AGREEMENTS — At April 30, 2017, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Citigroup Global Markets, Inc.	0.830%	$3,155,020	$4,903,256	$887,776
Merrill Lynch & Co., Inc.	0.820	19,944,980	30,996,744	5,612,224
TOTAL		$23,100,000	$35,900,000	$6,500,000

At April 30, 2017, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	1.000% to 6.000%	06/29/17 to 04/01/47
Federal National Mortgage Association	1.000 to 6.000	10/01/33 to 04/01/47
Government National Mortgage Association	3.500 to 4.500	03/15/45 to 04/20/47
United States Treasury Notes	0.000 to 7.625	11/09/17 to 01/31/20

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Statements of Assets and Liabilities

April 30, 2017 (Unaudited)

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Assets:
Investments, at value (cost $339,585,921, $311,039,647 and $164,977,154, respectively)	$390,385,028	$316,321,353	$180,581,309
Repurchase agreement, at value which equals cost	23,100,000	35,900,000	6,500,000
Cash	385,391	868,920	236,789
Foreign currencies, at value (cost $1,078,961, $465,753 and $349,842, respectively)	1,082,438	466,816	349,926
Unrealized gain on forward foreign currency exchange contracts	334,958	349,707	—
Variation margin on certain derivative contracts	—	249,185	—
Unrealized gain on swap contracts	—	13,542	—
Receivables:
Investments sold	1,165,012	2,745,997	1,424,247
Dividends and interest	770,464	4,607,658	259,602
Foreign tax reclaims	327,588	30,727	80,079
Reimbursement from investment adviser	28,915	37,217	25,982
Investments sold on an extended-settlement basis	—	2,917,372	14,703
Collateral on certain derivative contracts(a)	—	162,996	—
Other assets	60,903	31,066	29,402
Total assets	417,640,697	364,702,556	189,502,039

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	2,574,656	383,442	—
Unrealized loss on swap contracts	—	9,385	—
Payables:
Investments purchased	1,868,468	3,700,898	1,266,588
Management fees	176,154	151,170	97,698
Transfer agency fees	6,672	5,703	3,083
Investments purchased on an extended-settlement basis	—	10,380,851	409,299
Upfront payments received on swap contracts	—	7,859	—
Accrued expenses and other liabilities	506,566	340,344	244,210
Total liabilities	5,132,516	14,979,652	2,020,878

Net Assets:
Paid-in capital	365,369,263	350,170,572	177,681,933
Distributions in excess of net investment income	(4,209,568)	(3,347,777)	(2,160,337)
Accumulated net realized gain (loss)	2,818,303	(2,303,775)	(3,642,183)
Net unrealized gain	48,530,183	5,203,884	15,601,748
NET ASSETS	$412,508,181	$349,722,904	$187,481,161
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	39,474,145	36,479,107	19,942,753
Net asset value, offering and redemption price per share:	10.45	9.59	9.40

(a)	Includes amounts segregated for initial margin and/or collateral on futures transactions, swaps transactions and forwards transactions of $94,533, $58,685 and $10,000, respectively for Multi-Manager Non-Core Fixed Income Fund.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Statements of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment income:
Dividends (net of foreign withholding taxes of $303,592, $0 and $211,569, respectively)	$4,524,140	$40,174	$3,708,356
Interest	56,162	8,637,461	23,013
Total investment income	4,580,302	8,677,635	3,731,369

Expenses:
Management fees	2,699,032	1,308,379	1,267,055
Custody, accounting and administrative services	550,223	231,199	143,899
Professional fees	120,050	124,857	138,558
Transfer Agency fees	52,408	30,785	25,341
Trustee fees	41,889	32,725	32,833
Registration fees	27,980	20,790	17,658
Printing and mailing costs	22,405	15,903	15,743
Other	37,059	27,611	25,246
Total expenses	3,551,046	1,792,249	1,666,333
Less — expense reductions	(1,323,690)	(713,654)	(525,984)
Net expenses	2,227,356	1,078,595	1,140,349
NET INVESTMENT INCOME	2,352,946	7,599,040	2,591,020

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	11,866,079	(244,809)	1,660,916
Futures contracts	—	57,713	—
Swap contracts	—	49,346	—
Forward foreign currency exchange contracts	9,850,469	(421,774)	(50,055)
Foreign currency transactions	81,889	(187,705)	(231,550)
Net change in unrealized gain (loss) on:
Investments	43,091,416	708,927	4,580,729
Futures contracts	—	(100,304)	—
Swap contracts	—	63,111	—
Forward foreign currency exchange contracts	(7,758,489)	90,596	—
Foreign currency translation	31,029	58,490	4,931
Net realized and unrealized gain	57,162,393	73,591	5,964,971
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,515,339	$7,672,631	$8,555,991

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$2,352,946	$7,388,769
Net realized gain (loss)	21,798,437	(21,442,581)
Net change in unrealized gain	35,363,956	26,567,034
Net increase (decrease) in net assets resulting from operations	59,515,339	12,513,222

Distributions to shareholders:
From net investment income	(9,419,142)	(2,625,036)
From return of capital	—	—
Total distributions to shareholders	(9,419,142)	(2,625,036)

From share transactions:
Proceeds from sales of shares	5	232,750,015
Reinvestment of distributions	9,419,142	2,625,036
Cost of shares redeemed	(252,060,005)	(79,364,935)
Net increase (decrease) in net assets resulting from share transactions	(242,640,858)	156,010,116
TOTAL INCREASE (DECREASE)	(192,544,661)	165,898,302

Net assets:
Beginning of period	605,052,842	439,154,540
End of period	$412,508,181	$605,052,842
Undistributed (distributions in excess of) net investment income	$(4,209,568)	$2,856,628

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Multi-Manager Non-Core Fixed Income Fund		Multi-Manager Real Assets Strategy Fund
For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016

$7,599,040	$14,275,226	$2,591,020	$5,815,358
(747,229)	(3,006,712)	1,379,311	(15,092,556)
820,820	10,647,166	4,585,660	7,563,341
7,672,631	21,915,680	8,555,991	(1,713,857)

(7,600,713)	(13,242,128)	(4,652,751)	(6,496,622)
—	(938,032)	—	—
(7,600,713)	(14,180,160)	(4,652,751)	(6,496,622)

53,850,015	21,565,005	1,100,000	117,600,015
7,575,122	14,180,160	4,652,751	6,496,622
(15,820,015)	(10,121,966)	(130,550,000)	(4,940,015)
45,605,122	25,623,199	(124,797,249)	119,156,622
45,677,040	33,358,719	(120,894,009)	110,946,143

304,045,864	270,687,145	308,375,170	197,429,027
$349,722,904	$304,045,864	$187,481,161	$308,375,170
$(3,347,777)	$(3,346,104)	$(2,160,337)	$(98,606)

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - Institutional	$9.49	$0.04	$1.07	$1.11	$(0.15)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional	9.46	0.11	(0.04)	0.07	(0.04)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced June 24, 2015)	10.00	0.02	(0.56)	(0.54)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.45	11.88%	$412,508	0.85	%(d)	1.35	%(d)	0.90	%(d)	45%

9.49	0.74	605,053	0.85		1.31		1.19		47

9.46	(5.40)	439,155	0.85	(d)	1.34	(d)	0.74	(d)	10

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - Institutional	$9.60	$0.23	$(0.01)	$0.22	$(0.23)	$—	$(0.23)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional	9.37	0.46	0.23	0.69	(0.43)	(0.03)	(0.46)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced March 31, 2015)	10.00	0.25	(0.63)	(0.38)	(0.24)	(0.01)	(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.59	2.37%	$349,723	0.70	%(d)	1.17	%(d)	4.94	%(d)	87%

9.60	7.54	304,046	0.70		1.20		4.91		96

9.37	(3.84)	270,687	0.70	(d)	1.19	(d)	4.45	(d)	82

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations
	Net asset value, beginning of period)	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distribution to Shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - Institutional	$9.17	$0.09	$0.29	$0.38	$(0.15)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional	9.57	0.18	(0.38)	(0.20)	(0.20)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced June 30, 2015)	10.00	0.02	(0.45)	(0.43)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.40	4.22%	$187,481	0.90	%(d)	1.31	%(d)	2.04	%(d)	77%

9.17	(2.14)	308,375	0.87		1.33		1.96		93

9.57	(4.30)	197,429	0.90	(d)	1.42	(d)	0.67	(d)	35

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity Fund	Institutional	Diversified
Multi-Manager Non-Core Fixed Income Fund	Institutional	Non-diversified
Mutli-Manager Real Assets Strategy Fund	Institutional	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of April 30, 2017, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Causeway Capital Management LLC, Epoch Investment Partners, Inc., Fisher Asset Management, LLC, GW&K Investment Management, LLC, Legal & General Investment Management America, Inc., Parametric Portfolio Associates LLC, Principal Global Investors, LLC, Boston Partners Global Investors, Inc., Russell Investments Implementation Services, LLC, Scharf Investments, LLC, Vulcan Value Partners, LLC and WCM Investment Management; for the Multi-Manager Non- Core Fixed Income Fund with Ares Capital Management II LLC, BlueBay Asset Management LLP, Lazard Asset Management LLC and Symphony Asset Management LLC; and for the Multi-Manager Real Assets Strategy Fund with PGIM Real Estate, a business unit of PGIM, Inc., Presima Inc., RARE Infrastructure (North America) Pty Limited and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually
Multi-Manager Real Assets Strategy	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

97

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the

98

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but

99

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2017:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$643,840	$2,796,580	$—
Asia	15,052,029	61,344,358	116,990
Australia and Oceania	309,587	5,853,567	—
Europe	18,210,937	85,189,328	—
North America	187,571,411	1,112,323	—
South America	7,196,159	930,562	—
Rights	—	63,387	—
Exchange Traded Funds	3,993,970	—	—
Short-term Investments	—	23,100,000	—
Total	$232,977,933	$180,390,105	$116,990

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$334,958	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(2,574,656)	$—

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Debt Obligations	$—	$92,591,796	$—
Corporate Obligations	—	160,949,701	—
Bank Loans	—	57,741,532	566,918
Common Stock and/or Other Equity Investments(a)
North America	1,013,768	129,149	243,552
Warrants	—	737	—
Exchange Traded Fund	3,084,200	—	—
Short-term Investments	—	35,900,000	—
Total	$4,097,968	$347,312,915	$810,470

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$349,707	$—
Interest Rate Swap Contracts	—	58,815	—
Total	$—	$408,522	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(383,442)	$—
Futures Contracts	(68,278)	—	—
Interest Rate Swap Contracts	—	(5,996)	—
Credit Default Swap Contracts	—	(6,445)	—
Total	$(68,278)	$(395,883)	$—

MULTI-MANAGER REAL ASSETS STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,681,735	$27,151,157	$—
Australia and Oceania	—	11,566,927	—
Europe	5,183,018	33,787,233	—
North America	100,961,859	—	—
South America	249,380	—	—
Short-term Investments	—	6,500,000	—
Total	$108,075,992	$79,005,317	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$334,958	Payable for unrealized loss on forward foreign currency exchange contracts	$(2,574,656)

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Multi-Manager Non-Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$58,815	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(74,274	)(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(6,445	)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	349,707		Payable for unrealized loss on forward foreign currency exchange contracts	(383,442)
Total		$408,522			$(464,161)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $9,385 for Multi-Manager Non-Core Fixed Income, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$9,850,469	$(7,758,489)	92

Multi-Manager Non-Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$107,640	$(42,439)	39
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(94,702)	46,386	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and swap contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and swap contracts	$(327,653)	$49,456	87
Total		$(314,715)	$53,403	130

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate*
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.57%
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.54
Multi-Manager Real Assets Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.55

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The expense limitations as an annual percentage rate of average daily net assets for Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy are 0.85%, 0.70%, and 0.90% respectively. These expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating” limitations described above.

For the six months ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager Global Equity	$1,215,576	$108,114	$1,323,690
Multi-Manager Non-Core Fixed Income	475,295	238,359	713,654
Multi-Manager Real Assets Strategy	481,511	44,473	525,984

D.  Other Transactions with Affiliates — For the six months ended April 30, 2017 , Goldman Sachs earned $108 and $324 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds, respectively.

E.  Line of Credit Facility — As of April 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2017, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017 were:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$—	$218,493,310	$—	$496,609,048
Multi-Manager Non-Core Fixed Income	12,659,636	261,669,410	15,106,969	221,208,208
Multi-Manager Real Assets Strategy	—	183,011,837	—	304,819,353

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2016, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Capital loss carryforwards:
Perpetual Short-term	$(13,909,366)	$(750,532)	$(194,674)
Perpetual Long-term	(3,494,098)	(154,194)	—
Total capital loss carryforwards	$(17,403,464)	$(904,726)	$(194,674)
Timing differences (Straddle Deferrals)	$(80,839)	$(2,196,843)	$—

As of April 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$364,520,590	$348,768,167	$177,719,809
Gross unrealized gain	57,696,942	8,712,530	24,398,814
Gross unrealized loss	(8,732,504)	(5,259,344)	(15,037,314)
Net unrealizd security gain	$48,964,438	$3,453,186	$9,361,500

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, passive foreign investment company investments, and swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also

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8. OTHER RISKS (continued)

result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — The Multi-Manager Real Assets Strategy Fund concentrates its investments in the real estate group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

8. OTHER RISKS (continued)

circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

Non-Diversification Risk — The Multi-Manager Non-Core Fixed Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across

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8. OTHER RISKS (continued)

different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tax Risk — The Multi-Manager Real Assets Strategy Fund may seek to gain exposure to the commodity markets primarily through investments in the subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Multi-Manager Real Assets Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLR, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Multi-Manager Real Assets Strategy Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Multi-Manager Real Assets Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Multi-Manager Real Assets Strategy Fund’s income from such investments was not “qualifying income,” in which case the Multi-Manager Real Assets Strategy Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Multi-Manager Real Assets Strategy Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Multi-Manager Real Assets Strategy Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1	$5	25,427,589	$232,750,015
Reinvestment of distributions	978,104	9,419,142	284,095	2,625,036
Shares redeemed	(25,266,102)	(252,060,005)	(8,365,099)	(79,364,935)
NET INCREASE (DECREASE)	(24,287,997)	$(242,640,858)	17,346,585	$156,010,116

	Multi-Manager Non-Core Fixed Income Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	5,666,318	53,850,015	2,361,601	21,565,005
Reinvestment of distributions	798,943	7,575,122	1,515,954	14,180,160
Shares redeemed	(1,671,761)	(15,820,015)	(1,066,293)	(10,121,966)
NET INCREASE	4,793,500	$45,605,122	2,811,262	$25,623,199

	Multi-Manager Real Assets Strategy Fund

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	122,494	1,100,000	12,846,967	117,600,015
Reinvestment of distributions	519,764	4,652,751	698,834	6,496,622
Shares redeemed	(14,349,291)	(130,550,000)	(521,785)	(4,940,015)
NET INCREASE (DECREASE)	(13,707,033)	$(124,797,249)	13,024,016	$119,156,622

110

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses — Period Ended April 30, 2017 (Unaudited)

As a shareholder of Institutional Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund			Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid for the 6 months ended 4/30/17*
Institutional
Actual	1,000.00	1,118.80	4.47	1,000.00	1,023.70		3.51	1,000.00	1,042.20	4.35
Hypothethical 5% return	1,000.00	1,020.58	4.26	1,000.00	1,021.32	+	3.51	1,000.00	1,020.33	4.51

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional
Multi-Manager Global Equity	0.85%
Multi-Manager Non-Core Fixed Income	0.70
Multi-Manager Real Assets Strategy	0.90

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

111

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on March 21-22, 2017, the Board of Trustees, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and Brigade Capital Management, LP (the “Sub-Adviser”) on behalf of the Fund. In connection with their consideration of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by the Sub-Adviser, the Trustees considered information on the services to be provided to the Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel and its compliance program. The Trustees considered that the Sub-Adviser manages other assets for the Investment Adviser’s clients, including a sleeve of the Goldman Sachs Multi-Manager Alternatives Fund, another series of the Trust. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. They considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Trustees, including the Independent Trustees, unanimously concluded that the Sub-Advisory Agreement should be approved for a period of two years.

112

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian James A. McNamara Westley V. Thompson

OFFICERS

James A. McNamara, President

Scott M. McHugh Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about each Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2017 Goldman Sachs. All rights reserved. 95263-TMPL-06/2017-548405 SMACSAR-17/116

Goldman Sachs Funds

Semi-Annual Report	April 30, 2017

Target Date Portfolios
Target Date 2020
Target Date 2025
Target Date 2030
Target Date 2035
Target Date 2040
Target Date 2045
Target Date 2050
Target Date 2055

Goldman Sachs Target Date Portfolios

∎	TARGET DATE 2020

∎	TARGET DATE 2025

∎	TARGET DATE 2030

∎	TARGET DATE 2035

∎	TARGET DATE 2040

∎	TARGET DATE 2045

∎	TARGET DATE 2050

∎	TARGET DATE 2055

Market Review	1

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	30

Financial Statements	38

Financial Highlights	48

Notes to Financial Statements	64

Other Information	78

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Target Date Portfolios

Market Review

U.S., international and emerging markets equities posted solid gains during the six-month period ended April 30, 2017 (the “Reporting Period”). Although the broad U.S. fixed income market produced slightly negative returns, spread, or non-government bond, sectors generally advanced.

U.S. Equities

When the Reporting Period began in November 2016, U.S. equities sold off ahead of the presidential election but surged higher after the surprise result on anticipation of a potentially pro-growth effect from the incoming Administration’s fiscal stimulus plan. In December 2016, the Federal Reserve (“Fed”) raised interest rates 0.25% as had largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement. (Hawkish implies higher interest rates; opposite of dovish.)

In January 2017, U.S. equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats made headlines. Despite political uncertainty and concerns about protectionism, U.S. equities continued to advance in February 2017 amid “risk on” sentiment due to potential U.S. tax reform and deregulation as well as stronger economic data. In March 2017, the Fed raised interest rates another 0.25%, while maintaining its projections for three rate hikes in 2017. However, a seemingly cautious stance on the future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction. Political risks subsequently drove U.S. equities lower as Republicans in the House of Representatives struggled to schedule a vote on health care legislation.

The U.S. equity market initially fell in April 2017 as minutes from the Fed’s March meeting indicated policymakers were worried that stocks were overvalued. Economic activity and inflation data also appeared to be moderating. The U.S. gross domestic product (“GDP”) grew at an annualized rate of just 0.7% during the first calendar quarter, while in April 2017, the Institute for Supply Management manufacturing index edged lower and the Core Personal Consumption Expenditures (“PCE”) Index (which excludes food and energy expenditures) decreased. However, the unemployment rate fell to 4.4%, while the Employment Cost Index (“ECI”) reached its highest level since 2007. (The ECI is a quarterly report from the U.S. Department of Labor that details changes in the costs of labor, such as wages and benefits.) On the political front, a setback suffered by the House Republicans in their first attempt to pass health care legislation tempered optimism about fiscal policy, but an ambitious tax reform proposal from the White House lifted market sentiment. In addition, first-round results in France’s presidential election, which were widely interpreted by investors as pro-market, buoyed global equities broadly. Strong first quarter 2017 corporate earnings results also supported equity performance.

For the Reporting Period overall, the broad U.S. equity market, as represented by the S&P 500® Index, returned 13.32%, with all its 11 sectors generating positive returns. Financials, industrials and materials were the best performing sectors in the S&P 500® Index during the Reporting Period. The weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, consumer staples and telecommunication services.

In terms of market capitalization, small-cap stocks outperformed large-cap stocks. The Russell 2000® Index, which measures the small-cap universe, returned 18.37% during the Reporting Period. In the style arena, growth stocks outperformed value stocks overall. The Russell 1000®

1

MARKET REVIEW

Growth Index, representing large-cap growth stocks, rose 15.23% during the Reporting Period, while the Russell 1000® Value Index, representing large-cap value stocks, returned 11.69%.

International Equities

Soon after the Reporting Period began in early November 2016, international equities rallied on the unexpected outcome of the U.S. presidential election. Investors appeared optimistic about the potential pro-growth effect of the incoming Administration’s fiscal stimulus plan. That said, U.S. dollar appreciation against local currencies detracted from their U.S. dollar performance. International equities then saw a strong advance during an eventful December 2016, with the resignation of Italy’s prime minister after voters’ rejection of its constitutional referendum, the Fed’s interest rate hike, and the European Central Bank’s (“ECB”) decision to slow its monthly pace of quantitative easing while extending its program to the end of 2017.

International equities continued their rally in early January 2017 on the prospect of deregulation following executive orders on oil pipelines and optimism around infrastructure spending. However, international equity markets subsequently retreated on political uncertainty and protectionism concerns. In February 2017, international equities were buoyed by “risk on” sentiment owing to potential U.S. tax reform and deregulation as well as on strong economic data. In March 2017, the Fed raised U.S. interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on the future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction and the appreciation of the Japanese yen, despite the Bank of Japan (“BoJ”) maintaining its policy rate. Meanwhile, the ECB kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

In April 2017, first-round results in France’s presidential election, which were widely interpreted by investors as pro-market, buoyed global equities broadly. Strong first quarter 2017 corporate earnings results and a firm economic backdrop were also supportive for equity markets. A health care bill setback tempered U.S. policy optimism, but an ambitious tax reform proposal from the White House subsequently lifted market sentiment. Japanese equities were initially hurt by a strong yen, which rose amid the political uncertainty and geopolitical tensions around the world. Various geopolitical events, such as a North Korean ballistic missile launch, a U.S. airstrike in Syria and terrorism in Russia all contributed negatively to investor sentiment. However, Japanese equities bounced back as yen strength faded with recovering global risk appetite.

For the Reporting Period as a whole, international equities, as measured by the MSCI Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), posted a return of 11.47%.* Financials, information technology and industrials were the best performing sectors in the MSCI EAFE Index. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were telecommunication services, utilities and real estate.

From a country perspective, China, Austria and Sweden were the best performing individual constituents of the MSCI EAFE Index during the Reporting Period. New Zealand was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period and the only one to post a negative return, followed by Israel, Japan and Norway.

*All	index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

Emerging Markets Equities

In early November 2016, soon after the Reporting Period started, emerging markets equities fell sharply following the unexpected outcome of the U.S. presidential election due to headwinds from the resulting rise in U.S. Treasury rates and the U.S. dollar. Concerns of protectionist U.S. trade and immigration policies also weighed on emerging markets equities. In December 2016, emerging markets equities remained weak, as the Fed hiked interest rates 0.25% and set a more hawkish tone for its 2017 hike path.

Despite the political uncertainty and protectionism concerns arising from the new U.S. Administration in January 2017, emerging markets equities were buoyed by optimism about economic growth, owing to strong economic data and rising metal and soft commodity prices. February 2017 was another month of positive performance for emerging markets equities, as investors continued to assess the outlook for potential tax reform, deregulation and other fiscal policies out of the new U.S. Administration. Indian equities were a standout performer, as a pragmatic Union Budget and a strong third quarter 2016 GDP number were supportive of risk sentiment, particularly following India’s November 2016 demonetization move. (On November 8, 2016, India’s prime minister announced that 86% of the country’s currency would be rendered null and void in 50 days. It was posited as a move to crackdown on corruption and the country’s booming under-regulated and virtually untaxed grassroots economy, but was also being used as a driver to get millions of Indians onto the country’s official economic grid — many for the first time. The crackdown saw all 500 and 1,000 rupee notes — the country’s most popular currency denominations — removed from circulation, while a new 2,000 rupee note was added. Five hundred rupees is roughly the equivalent of $7.50.)

In March 2017, the Fed raised interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on its future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction. Mexico was the best performing country within emerging markets equities in March 2017, buoyed by peso appreciation following a fourth consecutive rate hike by its central bank, Banxico.

In April 2017, emerging markets equities rallied, as global risk sentiment was buoyed by the results of the first round in the French presidential election, which were widely interpreted as pro-market by investors. Emerging markets equities were also driven by a weak U.S. dollar during the month. Despite tighter regulation in its banking sector, Chinese equities were buoyed by a strong first quarter 2017 GDP growth rate, which came in at 6.9% year over year and beat consensus expectations. Turkish equities saw a strong rally, as the Turkish lira strengthened on the back of a successful constitutional reform referendum. Russian equities fell with a depreciating Russian ruble, as the country’s central bank cut its policy rate 0.50%. Latin American equity markets were the underperformers among emerging markets stocks despite continued easing from their central banks, as they faced headwinds from declining commodity prices.

Emerging markets equities, as represented by the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”), generated a return of 8.88%* during the Reporting Period. The best performing sectors in the MSCI EM Index were information technology, materials and financials. Health care, utilities and consumer staples were the weakest sectors in the MSCI EM Index during the Reporting Period, with health care the only sector in the MSCI EM Index to post a negative return.

*All	index returns are expressed in U.S. dollar terms.

3

MARKET REVIEW

From a country perspective, Poland, Greece and South Korea were the best performing individual constituents of the MSCI EM Index for the Reporting Period. Conversely, Egypt was by far the weakest individual country constituent of the MSCI EM Index, followed at some distance by the Philippines, Indonesia and the Czech Republic, which also significantly lagged the MSCI EM Index during the Reporting Period.

Fixed Income Markets

During November 2016, when the Reporting Period began, spread sectors were volatile. Investor sentiment was dominated by the results of the U.S. presidential election, which appeared to change expectations for future fiscal and regulatory policy. More specifically, investors appeared to anticipate fiscal stimulus, a looser regulatory agenda and a faster pace of Fed monetary policy tightening. Global interest rates rose, and the U.S. dollar appreciated versus other developed markets and emerging markets currencies. Meanwhile, the U.S. economy continued to strengthen, with strong jobs growth and increased consumer spending reported. In December 2016, spread sectors advanced, outpacing U.S. Treasury securities. Mid-month, the Fed hiked short-term interest rates, which resulted in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields and additional appreciation in the U.S. dollar. In Europe, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017 but stated it would extend its quantitative easing program to the end of 2017. On the political front, Italy voted to reject its constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016. In the fourth calendar quarter overall, the Japanese economy expanded by 1.2%, annualized, from the previous calendar quarter.

During the first quarter of 2017, government bond sectors sold off and spread sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the new U.S. Administration, which helped boost business and consumer sentiment to near record levels, and also on the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid expansion across the largest global economies, the U.S. in particular. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. (Brexit refers to the U.K.’s efforts to exit the European Union.) The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in its then-upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and Bank of England kept policy unchanged. In March 2017, the ECB raised its economic growth and inflation forecast. The same month, Fed policymakers hiked interest rates. Minutes from the meeting suggested the Fed might start reducing its balance sheet near the end of 2017. The U.S. dollar weakened versus many global currencies during the first calendar quarter.

In April 2017, spread sectors generated positive returns. Investor sentiment was buoyed by the results of the first round of voting in France’s presidential election, a strong start to the corporate earnings season and optimism about the potential of fiscal expansion in the U.S. Although U.S. economic activity and inflation data moderated during the month, the labor market remained strong, with employment gains and steady wage growth. In Europe, positive economic data partly offset the impact on the European credit markets of reduced ECB asset purchases. Meanwhile, U.K. markets showed little reaction to the commencement of the Brexit process. The U.S. dollar weakened versus other developed markets and emerging markets currencies during April 2017.

4

MARKET REVIEW

The broad U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, produced a return of -0.67% for the Reporting Period overall. However, spreads sectors generally advanced. High yield corporate bonds and sovereign emerging markets debt recorded solid gains, outperforming U.S. Treasuries. Investment grade corporate bonds also outpaced U.S. Treasuries. In addition, agency securities, commercial mortgage-backed securities, asset-backed securities and mortgage-backed securities outperformed U.S. Treasuries, though more modestly. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on longer- and intermediate-term maturities rose less than yields on shorter-term maturities. The yield on the bellwether 10-year U.S. Treasury rose approximately 16 basis points to end the Reporting Period at 1.99%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we believed the macro environment remained supportive of fixed income assets geared to economic growth. In our view, developed markets are leading a synchronized global expansion, and financial conditions overall are easy, as evidenced by the strong performance of the equities markets and the accessibility of credit. That said, at the end of the Reporting Period, we thought investors might have become complacent. In the U.S., sentiment is running ahead of hard data, while interest rates are, in our view, too low and financial conditions too loose for the Fed’s projected policy tightening. In addition, we did not see much risk premium overall in the fixed income markets at the end of the Reporting Period that would reflect the potential impact of central bank tapering of quantitative easing measures, political strains in Europe or risks in China’s financial sector. Nevertheless, we do not anticipate an upheaval in the markets in the near term.

5

PORTFOLIO RESULTS

Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio and Goldman Sachs Target Date 2055 Portfolio

Investment Process and Principal Strategies

The Goldman Sachs Target Date 2020 Portfolio, the Goldman Sachs Target Date 2025 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2035 Portfolio, the Goldman Sachs Target Date 2040 Portfolio, the Goldman Sachs Target Date 2045 Portfolio, the Goldman Sachs Target Date 2050 Portfolio and the Goldman Sachs Target Date 2055 Portfolio (collectively, the “Portfolios” or individually, a “Portfolio”) seek to provide capital appreciation and current income consistent with each respective Portfolio’s current asset allocation. The Portfolios employ asset allocation strategies designed for investors who plan to retire and to begin gradually withdrawing their investment beginning in approximately 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 (respectively, the “Target Dates”). The Portfolios generally seek to achieve their investment objective by investing in shares of exchange-traded funds (“ETFs”) and other registered investment companies (collectively, the “Underlying Funds”), according to an asset allocation strategy developed by Madison Asset Management, LLC, the sub-adviser, which is unaffiliated with Goldman Sachs Asset Management, L.P., the investment adviser for the Portfolios.

Portfolio Management Discussion and Analysis

Below, the Madison Asset Management, LLC portfolio management team, the Portfolios’ sub-adviser, discusses the Portfolios’ performance and positioning for the six-month period ended April 30, 2017 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Target Date 2020 Portfolio — During the Reporting Period, the Target Date 2020 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 3.60%, 3.75%, 3.46%, 3.69%, 3.41% and 3.75%, respectively. These returns compare to the 5.83% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2020 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2025 Portfolio — During the Reporting Period, the Target Date 2025 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 5.69%, 5.94%, 5.75%, 5.88%, 5.60% and 6.04%, respectively. These returns compare to the 6.85% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2025 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2030 Portfolio — During the Reporting Period, the Target Date 2030 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 7.01%, 7.20%, 7.01%, 7.14%, 6.85% and 7.21%, respectively. These returns compare to the 7.79% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2030 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2035 Portfolio — During the Reporting Period, the Target Date 2035 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 7.59%, 7.95%, 7.66%, 7.79%, 7.50% and 7.95%, respectively. These returns compare to the 8.56% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2035 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2040 Portfolio — During the Reporting Period, the Target Date 2040 Portfolio’s Class A,

6

PORTFOLIO RESULTS

Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 8.36%, 8.72%, 8.31%, 8.55%, 8.26% and 8.61%, respectively. These returns compare to the 9.42% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2040 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2045 Portfolio — During the Reporting Period, the Target Date 2045 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 8.95%, 9.20%, 8.92%, 9.15%, 8.87% and 9.31%, respectively. These returns compare to the 10.04% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2045 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2050 Portfolio — During the Reporting Period, the Target Date 2050 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 9.77%, 10.03%, 9.74%, 9.97%, 9.68% and 10.03%, respectively. These returns compare to the 10.57% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2050 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2055 Portfolio — During the Reporting Period, the Target Date 2055 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 10.26%, 10.48%, 10.30%, 10.43%, 10.14% and 10.48%, respectively. These returns compare to the 11.02% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2055 Index (Total Return, Unhedged, USD) during the same period.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios benefited from our asset allocation decisions to favor certain asset classes through the Underlying Funds. Security selection produced mixed results during the Reporting Period.

Q	How did the Portfolios’ asset allocations affect performance during the Reporting Period?

A	Within the Portfolios’ strategic allocations, our preference for U.S. equities over international equities added to returns, as U.S. stocks outperformed international stocks during the Reporting Period. Within U.S. equities, the Portfolios benefited from our decision to modestly increase tactical exposure to U.S. small-cap stocks. Tactical overweights to the regional banking and homebuilders industries and a tactical overweight to companies in the industrials sector also contributed positively to performance. Conversely, the Portfolios’ allocations to dividend-paying stocks, which tend to be interest-rate sensitive, detracted from results, as interest rates rose during the Reporting Period.

Within international equities, our slight preference for the developed markets versus the emerging markets helped the Portfolios’ performance. More specifically, the Portfolios benefited from their overweighted exposure to European equities. On the other hand, allocations to exchange-traded funds (“ETFs”) that emphasize lower volatility detracted from performance.

Within fixed income, the Portfolios’ bias toward U.S. Treasury securities, especially those of longer duration, hindered results. However, tactical allocations to high yield loans and an overweight in corporate credit added to returns as spreads (or yield differentials) narrowed between U.S. Treasury securities and corporate bonds of comparable maturity. Corporate bond prices held up better than U.S. Treasury prices as interest rates rose during the Reporting Period, while high yield loans tend to be less sensitive than other asset classes to rising interest rates.

Our tactical allocation to commodities versus U.S. equities detracted slightly from the Portfolios’ performance during the Reporting Period.

7

PORTFOLIO RESULTS

Q	Did the Underlying Funds help or hurt the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios’ Underlying Funds generated mixed results.

Within the Portfolios’ equity-related Underlying Funds, tactical overweights to certain sectors added to overall performance. More specifically, the SPDR® S&P® Regional Banking ETF, the SPDR® S&P® Homebuilders ETF and the Industrial Select Sector SPDR® Fund made the largest positive contributions to the Portfolios’ overall performance. In addition, the Portfolios benefited from iShares Core® S&P Mid-Cap ETF’s approximately 40% weighting in U.S. small-cap stocks. Within international equities, the Vanguard FTSE Europe ETF and the WisdomTree Europe Hedge Equity Fund added to returns. Detractors included the Schwab U.S. Dividend Equity ETF. The decision to manage downside risk by purchasing low volatility ETFs rather than pure broad market ETFs detracted slightly from performance amid strong “risk on” market sentiment during the Reporting Period. ETFs that emphasized lower volatility were iShares® Edge MSCI Min Vol EAFE ETF and iShares® Edge MSCI Min Vol Emerging Markets ETF.

Of the Portfolios’ fixed income-related Underlying Funds, the PowerShares Senior Loan ETF and the Vanguard Short-Term Corporate Bond ETF bolstered returns. Conversely, exposures to the iShares® 7-10 Year Treasury Bond ETF and the iShares® 20+ Year Treasury Bond ETF hurt performance.

The PowerShares DB Gold ETF, representing the Portfolios’ tactical allocation to commodities, generated negative returns, as interest rates rose and gold prices fell during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, during the Reporting Period, some of the Underlying Funds may have used derivatives to allow them to track their respective benchmark indices with more precision. These included options, forwards, futures, swaps, structured securities and other derivative instruments.

Q	What changes did you make to the Portfolios’ strategic allocations during the Reporting Period?

A	During the Reporting Period, we decided to increase the Portfolios’ strategic allocations to international equities and to reduce their strategic allocations to U.S. equities. As uncertainty about Brexit eased during the Reporting Period, we believed international equities had become more attractive than U.S. equities. (Brexit refers to the U.K.’s efforts to exit the European Union.)

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	In the near term, we expect to see low returns from virtually all asset classes. Therefore, we believe managing risk is likely to be of greater importance going forward. We plan to maintain a defensive posture in the Portfolios, with a continued emphasis on seeking to generate strong risk-adjusted returns. Overall, at the end of the Reporting Period, the Portfolios’ strategic allocations were generally closer to neutral relative to the glide paths of their respective Target Dates than they were at the beginning of the Reporting Period. (Glide path refers to a formula that defines the asset allocation mix of a target date portfolio, based on the number of years to the target date. The glide path creates an asset allocation that becomes more conservative the closer a portfolio gets to the target date.)

8

FUND BASICS

Target Date 2020 Portfolio

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2020 (Total Return, Unhedged, USD)[2]
Class A	3.60%	5.83%
Institutional	3.75	5.83
Service	3.46	5.83
Class IR	3.69	5.83
Class R	3.41	5.83
Class R6	3.75	5.83

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

Effective August 22, 2016, the Madison Target Retirement 2020 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2020 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

9

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	-4.31%	8/22/16
Institutional	N/A	N/A	1.46	8/22/16
Service	N/A	N/A	1.18	8/22/16
Class IR	N/A	N/A	1.41	8/22/16
Class R	N/A	N/A	1.02	8/22/16
Class R6	5.45%	6.08%	2.64	10/01/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2020 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2020 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	1.43%
Institutional	0.51	1.03
Service	1.01	1.53
Class IR	0.66	1.18
Class R	1.16	1.68
Class R6	0.49	0.97

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

10

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
Vanguard Short-Term Corporate Bond ETF	15.6%	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	12.6	Exchange Traded Funds
iShares Core S&P 500 ETF	12.1	Exchange Traded Funds
iShares 3-7 Year Treasury Bond ETF	10.6	Exchange Traded Funds
Schwab U.S. TIPs ETF	7.0	Exchange Traded Funds
RidgeWorth Seix Floating Rate High Income Fund	5.5	Investment Company
Vanguard Long-Term Corporate Bond ETF	5.0	Exchange Traded Funds
Vanguard Short-Term Inflation-Protected Securities	4.5	Exchange Traded Funds
ETF
Vanguard FTSE All-World ex-U.S. ETF	4.0	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	3.0	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
Holding	As of April 30, 2017	As of October 31, 2016
Bond Funds	63.9%	60.6%
Stock Funds	20.8	27.4
Foreign Stock Funds	9.8	7.4
Alternative Funds	2.0	2.5
Investment Companies	0.0	2.0

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

11

FUND BASICS

Target Date 2025 Portfolio

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2025 (Total Return, Unhedged, USD)[2]
Class A	5.69%	6.85%
Institutional	5.94	6.85
Service	5.75	6.85
Class IR	5.88	6.85
Class R	5.60	6.85
Class R6	6.04	6.85

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	Since Inception	Inception Date
Class A	-2.75%	8/22/16
Institutional	3.23	8/22/16
Service	2.84	8/22/16
Class IR	3.07	8/22/16
Class R	2.79	8/22/16
Class R6	3.23	8/22/16

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

12

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	3.20%
Institutional	0.51	2.80
Service	1.01	3.30
Class IR	0.66	2.95
Class R	1.16	3.45
Class R6	0.49	2.80

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	19.5%	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	11.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	10.6	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	6.5	Exchange Traded Funds
iShares 3-7 Year Treasury Bond ETF	6.0	Exchange Traded Funds
Schwab U.S. TIPs ETF	6.0	Exchange Traded Funds
RidgeWorth Seix Floating Rate High Income Fund	5.0	Investment Company
iShares Core S&P Mid-Cap ETF	4.5	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	3.0	Exchange Traded Funds
Vanguard FTSE Europe ETF	3.0	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
Holding	As of April 30, 2017	As of October 31, 2016
Bond Funds	46.1%	42.2%
Stock Funds	32.3	37.9
Foreign Stock Funds	15.3	12.3
Alternative Funds	2.0	2.5
Investment Companies	0.5	0.5

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

13

FUND BASICS

Target Date 2030 Portfolio

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2030 (Total Return, Unhedged, USD)[2]
Class A	7.01%	7.79%
Institutional	7.20	7.79
Service	7.01	7.79
Class IR	7.14	7.79
Class R	6.85	7.79
Class R6	7.21	7.79

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

Effective August 22, 2016, the Madison Target Retirement 2030 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2030 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

14

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	-1.83%	8/22/16
Institutional	N/A	N/A	4.19	8/22/16
Service	N/A	N/A	3.91	8/22/16
Class IR	N/A	N/A	4.14	8/22/16
Class R	N/A	N/A	3.85	8/22/16
Class R6	9.15%	7.82%	3.21	10/01/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2030 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2030 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	1.16%
Institutional	0.51	0.76
Service	1.01	1.26
Class IR	0.66	0.91
Class R	1.16	1.41
Class R6	0.49	0.83

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

15

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	23.1%	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	8.5	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	8.5	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	7.5	Exchange Traded Funds
iShares 3-7 Year Treasury Bond ETF	5.5	Exchange Traded Funds
Schwab U.S. TIPs ETF	5.5	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	5.0	Exchange Traded Funds
RidgeWorth Seix Floating Rate High Income Fund	4.0	Investment Company
Vanguard FTSE Europe ETF	4.0	Exchange Traded Funds
iShares Edge MSCI Minimum Volatility EAFE ETF	3.5	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
Holding	As of April 30, 2017	As of October 31, 2016
Stock Funds	39.1%	43.5%
Bond Funds	36.2	35.0
Foreign Stock Funds	18.6	14.3
Alternative Funds	2.0	2.5
Investment Companies	0.5	0.8

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

16

FUND BASICS

Target Date 2035 Portfolio

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2035 (Total Return, Unhedged, USD)[2]
Class A	7.59%	8.56%
Institutional	7.95	8.56
Service	7.66	8.56
Class IR	7.79	8.56
Class R	7.50	8.56
Class R6	7.95	8.56

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	Since Inception	Inception Date
Class A	-1.19%	8/22/16
Institutional	4.69	8/22/16
Service	4.40	8/22/16
Class IR	4.63	8/22/16
Class R	4.35	8/22/16
Class R6	4.69	8/22/16

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

17

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	3.20%
Institutional	0.51	2.81
Service	1.01	3.30
Class IR	0.66	2.95
Class R	1.16	3.45
Class R6	0.49	2.80

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	24.5%	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	8.1	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	8.0	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	6.5	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	5.5	Exchange Traded Funds
iShares 3-7 Year Treasury Bond ETF	5.0	Exchange Traded Funds
Schwab U.S. TIPs ETF	4.5	Exchange Traded Funds
Vanguard FTSE Europe ETF	4.5	Exchange Traded Funds
RidgeWorth Seix Floating Rate High Income Fund	3.5	Investment Company
iShares Edge MSCI Minimum Volatility EAFE ETF	3.5	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
Holding	As of April 30, 2017	As of October 31, 2016
Stock Funds	42.6%	46.7%
Bond Funds	31.1	29.8
Foreign Stock Funds	20.0	15.4
Alternative Funds	2.0	2.5
Investment Companies	0.5	1.0

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

18

FUND BASICS

Target Date 2040 Portfolio

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2040 (Total Return, Unhedged, USD)[2]
Class A	8.36%	9.42%
Institutional	8.72	9.42
Service	8.31	9.42
Class IR	8.55	9.42
Class R	8.26	9.42
Class R6	8.61	9.42

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

Effective August 22, 2016, the Madison Target Retirement 2040 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2040 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

19

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	-0.74%	8/22/16
Institutional	N/A	N/A	5.40	8/22/16
Service	N/A	N/A	5.00	8/22/16
Class IR	N/A	N/A	5.24	8/22/16
Class R	N/A	N/A	4.95	8/22/16
Class R6	10.97%	8.62%	3.08	10/01/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2040 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2040 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	1.49%
Institutional	0.51	1.01
Service	1.01	1.51
Class IR	0.66	1.16
Class R	1.16	1.66
Class R6	0.49	1.01

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

20

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	26.2%	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	8.6	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	7.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	6.0	Exchange Traded Funds
Vanguard FTSE Europe ETF	5.0	Exchange Traded Funds
iShares 3-7 Year Treasury Bond ETF	4.5	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	4.5	Exchange Traded Funds
iShares Edge MSCI Minimum Volatility EAFE ETF	3.8	Exchange Traded Funds
Vanguard Growth ETF	3.5	Exchange Traded Funds
Schwab U.S. TIPs ETF	3.5	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
Holding	As of April 30, 2017	As of October 31, 2016
Stock Funds	46.0%	50.5%
Bond Funds	26.2	25.0
Foreign Stock Funds	21.6	16.8
Alternative Funds	2.0	2.5
Investment Companies	0.8	1.3

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

21

FUND BASICS

Target Date 2045 Portfolio

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2045 (Total Return, Unhedged, USD)[2]
Class A	8.95%	10.04%
Institutional	9.20	10.04
Service	8.92	10.04
Class IR	9.15	10.04
Class R	8.87	10.04
Class R6	9.31	10.04

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	Since Inception	Inception Date
Class A	-0.22%	8/22/16
Institutional	5.82	8/22/16
Service	5.53	8/22/16
Class IR	5.76	8/22/16
Class R	5.47	8/22/16
Class R6	5.82	8/22/16

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

22

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	3.21%
Institutional	0.51	2.81
Service	1.01	3.31
Class IR	0.66	2.95
Class R	1.16	3.46
Class R6	0.49	2.80

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	27.5%	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	9.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	6.5	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	6.0	Exchange Traded Funds
Vanguard FTSE Europe ETF	5.5	Exchange Traded Funds
iShares 3-7 Year Treasury Bond ETF	4.1	Exchange Traded Funds
Vanguard Growth ETF	4.0	Exchange Traded Funds
iShares Edge MSCI Minimum Volatility EAFE ETF	3.8	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	3.0	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	3.0	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
Holding	As of April 30, 2017	As of October 31, 2016
Stock Funds	49.0%	53.9%
Foreign Stock Funds	23.1	17.8
Bond Funds	21.1	19.9
Alternative Funds	2.0	2.5
Investment Companies	1.0	1.3

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

23

FUND BASICS

Target Date 2050 Portfolio

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2050 (Total Return, Unhedged, USD)[2]
Class A	9.77%	10.57%
Institutional	10.03	10.57
Service	9.74	10.57
Class IR	9.97	10.57
Class R	9.68	10.57
Class R6	10.03	10.57

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

Effective August 22, 2016, the Madison Target Retirement 2050 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2050 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

24

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	0.47%	8/22/16
Institutional	N/A	N/A	6.55	8/22/16
Service	N/A	N/A	6.27	8/22/16
Class IR	N/A	N/A	6.50	8/22/16
Class R	N/A	N/A	6.11	8/22/16
Class R6	12.76%	9.46%	8.64	1/3/11

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2050 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2050 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	2.19%
Institutional	0.51	1.79
Service	1.01	2.29
Class IR	0.66	1.94
Class R	1.16	2.44
Class R6	0.49	1.65

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

25

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	29.3%	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	9.6	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	7.1	Exchange Traded Funds
Vanguard FTSE Europe ETF	6.1	Exchange Traded Funds
Vanguard Growth ETF	4.6	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	4.1	Exchange Traded Funds
iShares Edge MSCI Minimum Volatility EAFE ETF	3.8	Exchange Traded Funds
iShares 3-7 Year Treasury Bond ETF	3.5	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	3.1	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF	3.1	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
Holding	As of April 30, 2017	As of October 31, 2016
Stock Funds	53.1%	58.0%
Foreign Stock Funds	24.8	19.3
Bond Funds	16.2	15.0
Alternative Funds	2.0	2.5
Investment Companies	1.0	1.3

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

26

FUND BASICS

Target Date 2055 Portfolio

as of April 30, 2017

PERFORMANCE REVIEW
November 1, 2016–April 30, 2017	Portfolio Total Return (based on NAV)[1]	S&P Target Date To 2055 (Total Return, Unhedged, USD)[2]
Class A	10.26%	11.02%
Institutional	10.48	11.02
Service	10.30	11.02
Class IR	10.43	11.02
Class R	10.14	11.02
Class R6	10.48	11.02

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	Since Inception	Inception Date
Class A	0.89%	8/22/16
Institutional	6.96	8/22/16
Service	6.67	8/22/16
Class IR	6.91	8/22/16
Class R	6.62	8/22/16
Class R6	6.96	8/22/16

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

27

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	3.21%
Institutional	0.51	2.81
Service	1.01	3.31
Class IR	0.66	2.96
Class R	1.16	3.46
Class R6	0.49	2.81

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/17[5]
Holding	% of Net Assets	Line of Business
iShares Core S&P 500 ETF	30.6%	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	10.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	7.5	Exchange Traded Funds
Vanguard FTSE Europe ETF	6.5	Exchange Traded Funds
Vanguard Growth ETF	4.5	Exchange Traded Funds
iShares Edge MSCI Minimum Volatility EAFE ETF	4.0	Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF	3.0	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF	3.0	Exchange Traded Funds
Vanguard Information Technology ETF	3.0	Exchange Traded Funds
iShares 3-7 Year Treasury Bond ETF	3.0	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]
Holding	As of April 30, 2017	As of October 31, 2016
Stock Funds	56.1%	61.4%
Foreign Stock Funds	26.1	20.3
Bond Funds	11.0	9.9
Alternative Funds	2.0	2.5
Investment Companies	1.0	1.3

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

28

FUND BASICS

Index Definitions

The S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 23 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasury, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-through securities), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

The Russell 2000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

29

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 91.0%
Alternative Funds* – 2.0%
26,161	PowerShares DB Gold Fund	$1,062,660

Bond Funds – 58.4%
13,046	iShares 20+ Year Treasury Bond ETF	1,596,178
45,011	iShares 3-7 Year Treasury Bond ETF	5,568,761
62,227	iShares 7-10 Year Treasury Bond ETF	6,633,398
66,594	Schwab U.S. TIPS ETF	3,709,286
29,329	Vanguard Long-Term Corporate Bond ETF	2,658,674
102,820	Vanguard Short-Term Corporate Bond ETF	8,217,374
48,223	Vanguard Short-Term Inflation-Protected Securities ETF	2,385,110

		30,768,781

Foreign Stock Funds – 9.8%
15,761	iShares Edge MSCI Minimum Volatility EAFE ETF	1,060,085
9,796	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	531,629
43,431	Vanguard FTSE All-World ex-U.S. ETF	2,120,736
19,766	Vanguard FTSE Europe ETF	1,059,062
7,783	WisdomTree Japan Hedged Equity Fund	397,478

		5,168,990

Stock Funds – 20.8%
26,548	iShares Core S&P 500 ETF	6,359,839
9,185	iShares Core S&P Mid-Cap ETF	1,585,239

10,162	PowerShares Buyback Achievers Portfolio	530,151
17,820	Schwab U.S. Dividend Equity ETF	796,376
4,877	SPDR S&P Regional Banking ETF	263,602
4,383	Vanguard Financials ETF	263,243
6,390	Vanguard Growth ETF	795,108
2,865	Vanguard Information Technology ETF	397,662

		10,991,220

TOTAL EXCHANGE TRADED FUNDS
(Cost $45,568,784)		$47,991,651

Investment Company – 5.5%
332,850	RidgeWorth Seix Floating Rate High Income Fund	$2,919,092
(Cost $2,909,119)

TOTAL INVESTMENTS – 96.5%
(Cost $48,477,903)		$50,910,743

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.5%		1,831,683

NET ASSETS – 100.0%		$52,742,426

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securites

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 90.7%
Alternative Funds* – 2.0%
5,187	PowerShares DB Gold Fund	$210,696

Bond Funds – 41.1%
2,579	iShares 20+ Year Treasury Bond ETF	315,541
5,085	iShares 3-7 Year Treasury Bond ETF	629,116
10,333	iShares 7-10 Year Treasury Bond ETF	1,101,498
11,284	Schwab U.S. TIPS ETF	628,519
2,899	Vanguard Long-Term Corporate Bond ETF	262,794
14,429	Vanguard Short-Term Corporate Bond ETF	1,153,166
4,222	Vanguard Short-Term Inflation-Protected Securities ETF	208,820

		4,299,454

Foreign Stock Funds – 15.3%
4,286	iShares Edge MSCI Minimum Volatility EAFE ETF	288,276
3,381	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	183,487
13,957	Vanguard FTSE All-World ex-U.S. ETF	681,520
5,861	Vanguard FTSE Europe ETF	314,032
2,563	WisdomTree Japan Hedged Equity Fund	130,893

		1,598,208

Stock Funds – 32.3%
8,528	iShares Core S&P 500 ETF	2,042,968
2,726	iShares Core S&P Mid-Cap ETF	470,481
2,502	PowerShares Buyback Achievers Portfolio	130,529
4,110	Schwab U.S. Dividend Equity ETF	183,676
1,446	SPDR S&P Regional Banking ETF	78,156
1,295	Vanguard Financials ETF	77,778
1,686	Vanguard Growth ETF	209,789
378	Vanguard Health Care ETF	52,969
944	Vanguard Information Technology ETF	131,027

		3,377,373

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,074,467)		$9,485,731

Investment Company – 5.5%
3,333	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	$52,654
59,764	RidgeWorth Seix Floating Rate High Income Fund	524,130

TOTAL INVESTMENT COMPANY
(Cost $574,108)		$576,784

TOTAL INVESTMENTS – 96.2%

(Cost $9,648,575)		$10,062,515

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.8%		399,560

NET ASSETS – 100.0%		$10,462,075

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securities

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 91.9%
Alternative Funds* – 2.0%
37,096	PowerShares DB Gold Fund	$1,506,840

Bond Funds – 32.2%
18,499	iShares 20+ Year Treasury Bond ETF	2,263,352
33,433	iShares 3-7 Year Treasury Bond ETF	4,136,331
60,003	iShares 7-10 Year Treasury Bond ETF	6,396,320
74,196	Schwab U.S. TIPs ETF	4,132,717
8,318	Vanguard Long-Term Corporate Bond ETF	754,027
79,979	Vanguard Short-Term Corporate Bond ETF	6,391,922

		24,074,669

Foreign Stock Funds – 18.6%
39,101	iShares Edge MSCI Minimum Volatility EAFE ETF	2,629,933
27,737	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	1,505,287
115,474	Vanguard FTSE All-World ex-U.S. ETF	5,638,596
56,057	Vanguard FTSE Europe ETF	3,003,534
22,073	WisdomTree Japan Hedged Equity Fund	1,127,268

		13,904,618

Stock Funds – 39.1%
6,783	Consumer Staples Select Sector SPDR Fund	374,286
72,154	iShares Core S&P 500 ETF	17,285,212
21,727	iShares Core S&P Mid-Cap ETF	3,749,863
21,636	PowerShares Buyback Achievers Portfolio	1,128,750
33,672	Schwab U.S. Dividend Equity ETF	1,504,802
9,983	SPDR S&P Homebuilders ETF	377,457
13,833	SPDR S&P Regional Banking ETF	747,673
9,331	Vanguard Financials ETF	560,420
15,102	Vanguard Growth ETF	1,879,142
4,036	Vanguard Health Care ETF	565,565
8,126	Vanguard Information Technology ETF	1,127,889

		29,301,059

TOTAL EXCHANGE TRADED FUNDS
(Cost $62,833,431)		$68,787,186

Investment Company – 4.5%
23,706	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	$374,547
342,960	RidgeWorth Seix Floating Rate High Income Fund	3,007,756

TOTAL INVESTMENT COMPANY
(Cost $3,316,547)		$3,382,303

TOTAL INVESTMENTS – 96.4%
(Cost $66,149,978)		$72,169,489

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.6%		2,717,211

NET ASSETS – 100.0%		$74,886,700

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securities

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 92.2%
Alternative Funds* – 2.0%
5,248	PowerShares DB Gold Fund	$213,174

Bond Funds – 27.6%
2,617	iShares 20+ Year Treasury Bond ETF	320,190
4,300	iShares 3-7 Year Treasury Bond ETF	531,996
7,989	iShares 7-10 Year Treasury Bond ETF	851,627
8,588	Schwab U.S. TIPs ETF	478,352
586	Vanguard Long-Term Corporate Bond ETF	53,121
8,652	Vanguard Short-Term Corporate Bond ETF	691,468

		2,926,754

Foreign Stock Funds – 20.0%
5,535	iShares Edge MSCI Minimum Volatility EAFE ETF	372,284
4,403	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	238,951
17,419	Vanguard FTSE All-World ex-U.S. ETF	850,570
8,922	Vanguard FTSE Europe ETF	478,040
3,685	WisdomTree Japan Hedged Equity Fund	188,193

		2,128,038

Stock Funds – 42.6%
957	Consumer Staples Select Sector SPDR Fund	52,807
10,873	iShares Core S&P 500 ETF	2,604,736
3,381	iShares Core S&P Mid-Cap ETF	583,527
3,552	PowerShares Buyback Achievers Portfolio	185,308
5,345	Schwab U.S. Dividend Equity ETF	238,868
1,405	SPDR S&P Homebuilders ETF	53,123
1,957	SPDR S&P Regional Banking ETF	105,776
1,334	Vanguard Financials ETF	80,120
2,568	Vanguard Growth ETF	319,536
763	Vanguard Health Care ETF	106,919
1,341	Vanguard Information Technology ETF	186,130

		4,516,850

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,253,700)		$9,784,816

Investment Company – 4.0%
3,342	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	$52,806
42,454	RidgeWorth Seix Floating Rate High Income Fund	372,320

TOTAL INVESTMENT COMPANY
(Cost $422,399)		$425,126

TOTAL INVESTMENTS – 96.2%
(Cost $9,676,099)		$10,209,942

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.8%		406,027

NET ASSETS – 100.0%		$10,615,969

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securities

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 92.8%
Alternative Funds* – 2.0%
24,744	PowerShares DB Gold Fund	$1,005,101

Bond Funds – 23.2%
12,339	iShares 20+ Year Treasury Bond ETF	1,509,677
18,246	iShares 3-7 Year Treasury Bond ETF	2,257,395
32,960	iShares 7-10 Year Treasury Bond ETF	3,513,536
31,480	Schwab U.S. TIPs ETF	1,753,436
2,748	Vanguard Long-Term Corporate Bond ETF	249,106
28,242	Vanguard Short-Term Corporate Bond ETF	2,257,101

		11,540,251

Foreign Stock Funds – 21.6%
27,959	iShares Edge MSCI Minimum Volatility EAFE ETF	1,880,522
16,180	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	878,089
87,292	Vanguard FTSE All-World ex-U.S. ETF	4,262,468
6,185	Vanguard FTSE Emerging Markets ETF	249,503
46,739	Vanguard FTSE Europe ETF	2,504,276
19,728	WisdomTree Japan Hedged Equity Fund	1,007,509

		10,782,367

Stock Funds – 46.0%
4,551	Consumer Staples Select Sector SPDR Fund	251,124
54,426	iShares Core S&P 500 ETF	13,038,293
17,391	iShares Core S&P Mid-Cap ETF	3,001,513
19,181	PowerShares Buyback Achievers Portfolio	1,000,673
28,092	Schwab U.S. Dividend Equity ETF	1,255,431
6,637	SPDR S&P Homebuilders ETF	250,945
9,226	SPDR S&P Regional Banking ETF	498,665
6,205	Vanguard Financials ETF	372,672
14,103	Vanguard Growth ETF	1,754,836
3,589	Vanguard Health Care ETF	502,927
7,227	Vanguard Information Technology ETF	1,003,108

		22,930,187

TOTAL EXCHANGE TRADED FUNDS
(Cost $41,586,677)		$46,257,906

Investment Company – 3.8%
23,718	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	$374,741
171,345	RidgeWorth Seix Floating Rate High Income Fund	1,502,698

TOTAL INVESTMENT COMPANY
(Cost $1,767,584)		$1,877,439

TOTAL INVESTMENTS – 96.6%
(Cost $43,354,261)		$48,135,345

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.4%		1,711,069

NET ASSETS – 100.0%		$49,846,414

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securities

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 92.7%
Alternative Funds* – 2.0%
5,335	PowerShares DB Gold Fund	$216,708

Bond Funds – 18.6%
2,648	iShares 20+ Year Treasury Bond ETF	323,983
3,489	iShares 3-7 Year Treasury Bond ETF	431,659
6,063	iShares 7-10 Year Treasury Bond ETF	646,316
4,822	Schwab U.S. TIPs ETF	268,585
4,052	Vanguard Short-Term Corporate Bond ETF	323,836

		1,994,379

Foreign Stock Funds – 23.1%
6,011	iShares Edge MSCI Minimum Volatility EAFE ETF	404,300
3,985	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	216,266
19,855	Vanguard FTSE All-World ex-U.S. ETF	969,520
1,334	Vanguard FTSE Emerging Markets ETF	53,813
11,061	Vanguard FTSE Europe ETF	592,648
4,744	WisdomTree Japan Hedged Equity Fund	242,276

		2,478,823

Stock Funds – 49.0%
963	Consumer Staples Select Sector SPDR Fund	53,138
12,362	iShares Core S&P 500 ETF	2,961,441
4,035	iShares Core S&P Mid-Cap ETF	696,401
4,643	PowerShares Buyback Achievers Portfolio	242,225
6,638	Schwab U.S. Dividend Equity ETF	296,652
1,415	SPDR S&P Homebuilders ETF	53,501
1,982	SPDR S&P Regional Banking ETF	107,127
1,333	Vanguard Financials ETF	80,060
3,469	Vanguard Growth ETF	431,648
769	Vanguard Health Care ETF	107,760
1,747	Vanguard Information Technology ETF	242,484

		5,272,437

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,333,545)		$9,962,347

Investment Company – 3.5%
6,802	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	$107,476
30,773	RidgeWorth Seix Floating Rate High Income Fund	269,881

TOTAL INVESTMENT COMPANY
(Cost $374,027)		$377,357

TOTAL INVESTMENTS – 96.2%
(Cost $9,707,572)		$10,339,704

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.8%		410,617

NET ASSETS – 100.0%		$10,750,321

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securities

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 94.1%
Alternative Funds* – 2.0%
12,507	PowerShares DB Gold Fund	$508,034

Bond Funds – 14.2%
6,237	iShares 20+ Year Treasury Bond ETF	763,097
7,173	iShares 3-7 Year Treasury Bond ETF	887,443
9,520	iShares 7-10 Year Treasury Bond ETF	1,014,832
6,817	Schwab U.S. TIPs ETF	379,707
6,345	Vanguard Short-Term Corporate Bond ETF	507,092

		3,552,171

Foreign Stock Funds – 24.8%
14,133	iShares Edge MSCI Minimum Volatility EAFE ETF	950,586
10,510	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	570,378
49,315	Vanguard FTSE All-World ex-U.S. ETF	2,408,051
3,117	Vanguard FTSE Emerging Markets ETF	125,740
28,350	Vanguard FTSE Europe ETF	1,518,993
12,503	WisdomTree Japan Hedged Equity Fund	638,528

		6,212,276

Stock Funds – 53.1%
2,301	Consumer Staples Select Sector SPDR Fund	126,969
30,674	iShares Core S&P 500 ETF	7,348,264
10,256	iShares Core S&P Mid-Cap ETF	1,770,083
12,114	PowerShares Buyback Achievers Portfolio	631,987
17,040	Schwab U.S. Dividend Equity ETF	761,518
3,353	SPDR S&P Homebuilders ETF	126,777
4,664	SPDR S&P Regional Banking ETF	252,089
4,206	Vanguard Financials ETF	252,612
9,165	Vanguard Growth ETF	1,140,401
1,814	Vanguard Health Care ETF	254,196
4,566	Vanguard Information Technology ETF	633,761

		13,298,657

TOTAL EXCHANGE TRADED FUNDS
(Cost $20,839,834)		$23,571,138

Investment Company – 3.0%
15,985	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	$252,564
57,715	RidgeWorth Seix Floating Rate High Income Fund	506,159

TOTAL INVESTMENT COMPANY
(Cost $684,874)		$758,723

TOTAL INVESTMENTS – 97.1%
(Cost $21,524,708)		$24,329,861

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		718,320

NET ASSETS – 100.0%		$25,048,181

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securities

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Schedule of Investments

April 30, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 93.7%
Alternative Funds* – 2.0%
5,396	PowerShares DB Gold Fund	$219,186

Bond Funds – 9.5%
2,691	iShares 20+ Year Treasury Bond ETF	329,244
2,652	iShares 3-7 Year Treasury Bond ETF	328,105
1,540	iShares 7-10 Year Treasury Bond ETF	164,164
1,962	Schwab U.S. TIPs ETF	109,283
1,369	Vanguard Short-Term Corporate Bond ETF	109,411

		1,040,207

Foreign Stock Funds – 26.1%
6,503	iShares Edge MSCI Minimum Volatility EAFE ETF	437,392
5,043	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	273,684
22,394	Vanguard FTSE All-World ex-U.S. ETF	1,093,499
1,356	Vanguard FTSE Emerging Markets ETF	54,701
13,266	Vanguard FTSE Europe ETF	710,792
5,351	WisdomTree Japan Hedged Equity Fund	273,275

		2,843,343

Stock Funds – 56.1%
975	Consumer Staples Select Sector SPDR Fund	53,800
13,917	iShares Core S&P 500 ETF	3,333,956
4,740	iShares Core S&P Mid-Cap ETF	818,077
6,284	PowerShares Buyback Achievers Portfolio	327,836
7,351	Schwab U.S. Dividend Equity ETF	328,516
2,157	SPDR S&P Homebuilders ETF	81,556
2,012	SPDR S&P Regional Banking ETF	108,749
1,815	Vanguard Financials ETF	109,009
3,962	Vanguard Growth ETF	492,992
974	Vanguard Health Care ETF	136,487
2,364	Vanguard Information Technology ETF	328,123

		6,119,101

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,466,749)		$10,221,837

Investment Company – 2.5%
6,896	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	$108,964
18,706	RidgeWorth Seix Floating Rate High Income Fund	164,054

TOTAL INVESTMENT COMPANY
(Cost $269,782)		$273,018

TOTAL INVESTMENTS – 96.2%
(Cost $9,736,531)		$10,494,855

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.8%		417,618

NET ASSETS – 100.0%		$10,912,473

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ETF	—Exchange Traded Fund
TIPS	—Treasury Inflation Protected Securities

The accompanying notes are an integral part of these financial statements.	37

Statements of Assets and Liabilities

April 30, 2017 (Unaudited)

Target Date 2020 Portfolio
Assets:
Investments, at value (cost $48,477,903, $9,648,575, $66,149,978, $9,676,099, $43,354,261, $9,707,572, $21,524,708 and $9,736,531)	$50,910,743
Cash	1,919,873
Deferred offering costs	—
Receivables:
Investments sold	644,545
Dividends	12,413
Fund shares sold	1,090
Reimbursement from investment adviser	—
Other assets	5,669
Total assets	53,494,333

Liabilities:
Payables:
Investments purchased	442,067
Management fees	10,860
Distribution and Service fees and Transfer Agency fees	885
Fund shares redeemed	—
Offering expense	—
Accrued expenses	298,095
Total liabilities	751,907

Net Assets:
Paid-in capital	48,528,614
Undistributed net investment income	186,934
Accumulated net realized gain (loss)	1,594,038
Net unrealized gain	2,432,840
NET ASSETS	$52,742,426
Net Assets:
Class A	$15,741
Institutional	10,232
Service	10,196
Class IR	10,221
Class R	10,185
Class R6	52,685,851
Total Net Assets	$52,742,426
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,623
Institutional	1,054
Service	1,052
Class IR	1,053
Class R	1,051
Class R6	5,424,205
Net asset value, offering and redemption price per share:(a)
Class A	$9.70
Institutional	9.71
Service	9.69
Class IR	9.71
Class R	9.69
Class R6	9.71

(a)	Maximum public offering price per share for Class A Shares of the Target Date 2020, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, and Target Date 2055 Portfolios is $10.26, $10.91, $10.48, $11.09, $10.30, $11.22, $10.72 and $11.33, respectively.
(b)	Net asset value may not recalculate due to rounding of fractional shares.

38	The accompanying notes are an integral part of these financial statements.

Target Date 2025 Portfolio	Target Date 2030 Portfolio	Target Date 2035 Portfolio	Target Date 2040 Portfolio	Target Date 2045 Portfolio	Target Date 2050 Portfolio	Target Date 2055 Portfolio

$10,062,515	$72,169,489	$10,209,942	$48,135,345	$10,339,704	$24,329,861	$10,494,855
439,448	2,788,426	445,326	1,982,585	449,887	998,033	457,106
38,032	—	38,032	—	38,032	—	37,760

138,885	704,260	84,312	585,235	120,871	304,551	146,813
2,150	13,613	1,644	6,724	1,234	2,214	876
—	319	922	1,614	—	1,729	376
26,028	—	25,921	—	25,871	—	25,901
1,251	7,925	13,599	5,160	1,262	2,509	13,814
10,708,309	75,684,032	10,819,698	50,716,663	10,976,861	25,638,897	11,177,501

159,211	482,203	104,199	561,013	139,379	289,331	166,334
2,134	15,581	2,161	10,221	2,186	5,119	2,215
370	1,332	365	840	380	426	392
18	—	—	—	—	—	—
43,395	—	43,396	—	43,397	—	42,850
41,106	298,216	53,608	298,175	41,198	295,840	53,237
246,234	797,332	203,729	870,249	226,540	590,716	265,028

10,122,047	63,886,306	10,114,419	41,365,291	10,127,377	21,555,614	10,170,878
31,287	227,643	28,262	143,196	27,130	64,730	24,519
(105,199)	4,753,240	(60,555)	3,556,843	(36,318)	622,684	(41,248)
413,940	6,019,511	533,843	4,781,084	632,132	2,805,153	758,324
$10,462,075	$74,886,700	$10,615,969	$49,846,414	$10,750,321	$25,048,181	$10,912,473

$54,165	$203,118	$27,809	$14,381	$36,377	$10,754	$81,223
10,366,328	10,530	10,532,454	10,656	10,656,136	10,785	10,777,337
10,383	10,493	10,549	10,619	10,674	10,747	10,795
10,408	10,518	10,575	10,645	10,699	10,773	10,821
10,372	20,597	10,606	21,575	25,725	10,761	10,783
10,419	74,631,444	23,976	49,778,538	10,710	24,994,361	21,514
$10,462,075	$74,886,700	$10,615,969	$49,846,414	$10,750,321	$25,048,181	$10,912,473

5,254	20,521	2,652	1,478	3,431	1,062	7,581
1,003,051	1,061	1,003,493	1,094	1,003,690	1,063	1,004,014
1,006	1,059	1,007	1,092	1,007	1,062	1,007
1,008	1,061	1,008	1,093	1,008	1,063	1,009
1,006	2,080	1,013	2,219	2,428	1,064	1,007
1,008	7,524,325	2,284	5,105,755	1,009	2,464,652	2,005

$10.31	$9.90	$10.48	$9.73	$10.60	$10.13	$10.71
10.33	9.92	10.50	9.75	10.62	10.14	10.73
10.32	9.91	10.48	9.73	10.60	10.12	10.72
10.33	9.92	10.49	9.74	10.61	10.14	10.73	(b)
10.31	9.90	10.47	9.72	10.59	10.12	10.71
10.34	9.92	10.50	9.75	10.62	10.14	10.73

The accompanying notes are an integral part of these financial statements.	39

Statements of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

Target Date 2020 Portfolio
Investment income:
Dividends	$528,870
Total investment income	528,870

Expenses:
Professional fees	147,364
Management fees	66,626
Printing and mailing costs	38,377
Registration fees	32,546
Custody, accounting and administrative services	24,304
Trustee fees	23,407
Transfer Agency fees(a)	5,356
Distribution and Service fees(a)	63
Amortization of offering costs	—
Other	5,693
Total expenses	343,736
Less — expense reductions	(260,727)
Net expenses	83,009
NET INVESTMENT INCOME	445,861

Realized and unrealized gain (loss):
Capital gain distributions from Underlying Funds	—
Net realized gain (loss) from investments	2,101,487
Net change in unrealized gain (loss) on investments	(552,174)
Net realized and unrealized gain	1,549,313
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,995,174

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Portfolio	Class A	Service	Class R	Class A	Institutional	Service	Class IR	Class R	Class R6
Target Date 2020	$13	$25	$25	$10	$2	$2	$9	$9	$5,324
Target Date 2025	52	25	25	39	1,997	2	9	9	2
Target Date 2030	154	25	31	117	2	2	9	11	7,611
Target Date 2035	26	25	25	19	2,017	2	9	9	1
Target Date 2040	17	25	32	13	2	2	9	12	4,928
Target Date 2045	18	25	35	14	2,033	2	9	12	2
Target Date 2050	13	26	26	10	2	2	10	10	2,357
Target Date 2055	30	26	26	23	2,048	2	10	10	2

40	The accompanying notes are an integral part of these financial statements.

Target Date 2025 Portfolio	Target Date 2030 Portfolio	Target Date 2035 Portfolio	Target Date 2040 Portfolio	Target Date 2045 Portfolio	Target Date 2050 Portfolio	Target Date 2055 Portfolio

$100,931	$767,759	$102,226	$504,932	$103,903	$239,339	$105,483
100,931	767,759	102,226	504,932	103,903	239,339	105,483

20,620	147,364	20,620	147,364	20,620	147,364	20,620
12,584	95,348	12,686	61,688	12,779	29,550	12,890
17,108	38,377	17,108	38,377	17,108	38,377	17,106
9,230	32,539	9,230	32,539	9,230	32,552	9,230
17,834	23,787	17,595	23,485	17,486	18,312	17,557
21,914	24,204	21,914	23,288	21,915	22,321	21,916
2,058	7,752	2,057	4,966	2,072	2,391	2,095
102	210	76	74	78	65	82
82,019	—	82,019	—	82,019	—	82,019
3,102	5,666	3,102	5,656	3,103	5,645	3,102
186,571	375,247	186,407	337,437	186,410	296,577	186,617
(169,943)	(256,277)	(169,692)	(260,620)	(169,572)	(259,782)	(169,630)
16,628	118,970	16,715	76,817	16,838	36,795	16,987
84,303	648,789	85,511	428,115	87,065	202,544	88,496

4,000	34,942	5,746	28,049	5,796	12,983	5,840
(51,689)	5,887,135	(9,964)	4,480,475	15,213	1,112,140	17,255
550,941	(1,211,022)	691,108	(851,755)	796,436	907,602	923,504
503,252	4,711,055	686,890	3,656,769	817,445	2,032,725	946,599
$587,555	$5,359,844	$772,401	$4,084,884	$904,510	$2,235,269	$1,035,095

The accompanying notes are an integral part of these financial statements.	41

Statements of Changes in Net Assets

	Target Date 2020 Portfolio
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$445,861	$969,310
Net realized gain (loss)	2,101,487	2,304,750
Net change in unrealized gain (loss)	(552,174)	(1,317,333)
Net increase (decrease) in net assets resulting from operations	1,995,174	1,956,727

Distributions to shareholders:
From net investment income
Class A Shares	(167)	—
Institutional Shares	(182)	—
Service Shares	(164)	—
Class IR Shares	(177)	—
Class R Shares	(159)	—
Class R6 Shares	(1,005,896)	(899,589)
From net realized gains
Class A Shares	(374)	—
Institutional Shares	(373)	—
Service Shares	(374)	—
Class IR Shares	(373)	—
Class R Shares	(373)	—
Class R6 Shares	(2,022,264)	(1,764,331)
Total distributions to shareholders	(3,030,876)	(2,663,920)

From share transactions:
Proceeds from sales of shares	1,402,403	5,445,589
Reinvestment of distributions	3,030,875	2,663,920
Cost of shares redeemed	(4,375,733)	(7,300,343)
Net increase (decrease) in net assets resulting from share transactions	57,545	809,166
TOTAL INCREASE (DECREASE)	(978,157)	101,973

Net assets:
Beginning of period	53,720,583	53,618,610
End of period	$52,742,426	$53,720,583
Undistributed net investment income	$186,934	$747,818

(a)	Commenced operations on August 22, 2016.

42	The accompanying notes are an integral part of these financial statements.

Target Date 2025 Portfolio		Target Date 2030 Portfolio
For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016(a)	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016

$84,303	$26,825	$648,789	$1,461,869
(47,689)	(57,510)	5,922,077	2,737,159
550,941	(137,001)	(1,211,022)	(1,710,529)
587,555	(167,686)	5,359,844	2,488,499

(375)	—	(306)	—
(79,700)	—	(198)	—
(62)	—	(181)	—
(75)	—	(193)	—
(57)	—	(175)	—
(80)	—	(1,529,883)	(1,258,551)

—	—	(318)	—
—	—	(317)	—
—	—	(318)	—
—	—	(317)	—
—	—	(317)	—
—	—	(2,407,010)	(2,672,152)
(80,349)	—	(3,939,533)	(3,930,703)

42,246	10,000,066	2,224,671	2,761,285
80,349	—	3,939,531	3,930,703
(41)	(65)	(6,970,954)	(9,983,568)
122,554	10,000,001	(806,752)	(3,291,580)
629,760	9,832,315	613,559	(4,733,784)

9,832,315	—	74,273,141	79,006,925
$10,462,075	$9,832,315	$74,886,700	$74,273,141
$31,287	$27,333	$227,643	$1,109,790

The accompanying notes are an integral part of these financial statements.	43

Statements of Changes in Net Assets (continued)

	Target Date 2035 Portfolio
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016(a)
From operations:
Net investment income	$85,511	$27,283
Net realized gain (loss)	(4,218)	(56,337)
Net change in unrealized gain (loss)	691,108	(157,265)
Net increase (decrease) in net assets resulting from operations	772,401	(186,319)

Distributions to shareholders:
From net investment income
Class A Shares	(71)	—
Institutional Shares	(84,675)	—
Service Shares	(67)	—
Class IR Shares	(80)	—
Class R Shares	(62)	—
Class R6 Shares	(85)	—
From net realized gains
Class A Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
Total distributions to shareholders	(85,040)	—

From share transactions:
Proceeds from sales of shares	29,891	10,000,066
Reinvestment of distributions	85,040	—
Cost of shares redeemed	(5)	(65)
Net increase (decrease) in net assets resulting from share transactions	114,926	10,000,001
TOTAL INCREASE (DECREASE)	802,287	9,813,682

Net assets:
Beginning of period	9,813,682	—
End of period	$10,615,969	$9,813,682
Undistributed net investment income	$28,262	$27,791

(a)	Commenced operations on August 22, 2016.

44	The accompanying notes are an integral part of these financial statements.

Target Date 2040 Portfolio		Target Date 2045 Portfolio
For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016(a)

$428,115	$983,035	$87,065	$27,097
4,508,524	2,200,742	21,009	(57,327)
(851,755)	(1,495,190)	796,436	(164,304)
4,084,884	1,688,587	904,510	(194,534)

(256)	—	(73)	—
(211)	—	(87,162)	—
(193)	—	(70)	—
(206)	—	(82)	—
(188)	—	(65)	—
(1,022,650)	(839,070)	(88)	—

(571)	—	—	—
(442)	—	—	—
(442)	—	—	—
(442)	—	—	—
(442)	—	—	—
(2,134,309)	(2,209,026)	—	—
(3,160,352)	(3,048,096)	(87,540)	—

1,719,052	1,187,738	40,349	10,000,066
3,160,351	3,048,096	87,540	—
(3,349,241)	(5,514,019)	(5)	(65)
1,530,162	(1,278,185)	127,884	10,000,001
2,454,694	(2,637,694)	944,854	9,805,467

47,391,720	50,029,414	9,805,467	—
$49,846,414	$47,391,720	$10,750,321	$9,805,467
$143,196	$738,785	$27,130	$27,605

The accompanying notes are an integral part of these financial statements.	45

Statements of Changes in Net Assets (continued)

	Target Date 2050 Portfolio
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$202,544	$446,501
Net realized gain (loss)	1,125,123	844,921
Net change in unrealized gain (loss)	907,602	(529,507)
Net increase (decrease) in net assets resulting from operations	2,235,269	761,915

Distributions to shareholders:
From net investment income
Class A Shares	(196)	—
Institutional Shares	(210)	—
Service Shares	(192)	—
Class IR Shares	(205)	—
Class R Shares	(187)	—
Class R6 Shares	(470,084)	(348,249)
From net realized gains
Class A Shares	(404)	—
Institutional Shares	(404)	—
Service Shares	(404)	—
Class IR Shares	(404)	—
Class R Shares	(404)	—
Class R6 Shares	(892,169)	(629,298)
Total distributions to shareholders	(1,365,263)	(977,547)

From share transactions:
Proceeds from sales of shares	2,330,588	1,728,932
Reinvestment of distributions	1,365,263	977,547
Cost of shares redeemed	(1,223,381)	(1,267,315)
Net increase in net assets resulting from share transactions	2,472,470	1,439,164
TOTAL INCREASE	3,342,476	1,223,532

Net assets:
Beginning of period	21,705,705	20,482,173
End of period	$25,048,181	$21,705,705
Undistributed net investment income	$64,730	$333,260

(a)	Commenced operations on August 22, 2016.

46	The accompanying notes are an integral part of these financial statements.

Target Date 2055 Portfolio
For the Six Months Ended April 30, 2017 (Unaudited)	For the Fiscal Year Ended October 31, 2016(a)

$88,496	$26,977
23,095	(64,343)
923,504	(165,180)
1,035,095	(202,546)

(98)	—
(91,043)	—
(74)	—
(86)	—
(69)	—
(92)	—

—	—
—	—
—	—
—	—
—	—
—	—
(91,462)	—

79,941	10,000,066
91,462	—
(18)	(65)
171,385	10,000,001
1,115,018	9,797,455

9,797,455	—
$10,912,473	$9,797,455
$24,519	$27,485

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$9.90	$0.05	$0.29	$0.34	$(0.16)	$(0.38)	$(0.54)
2017 - Institutional	9.91	0.08	0.28	0.36	(0.18)	(0.38)	(0.56)
2017 - Service	9.90	0.05	0.28	0.33	(0.16)	(0.38)	(0.54)
2017 - IR	9.91	0.07	0.28	0.35	(0.17)	(0.38)	(0.55)
2017 - R	9.90	0.05	0.27	0.32	(0.15)	(0.38)	(0.53)
2017 - R6	9.91	0.08	0.28	0.36	(0.18)	(0.38)	(0.56)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	10.05	0.02	(0.17)	(0.15)	—	—	—
2016 - Institutional (Commenced August 22, 2016)	10.05	0.03	(0.17)	(0.14)	—	—	—
2016 - Service (Commenced August 22, 2016)	10.05	0.02	(0.17)	(0.15)	—	—	—
2016 - IR (Commenced August 22, 2016)	10.05	0.02	(0.16)	(0.14)	—	—	—
2016 - R (Commenced August 22, 2016)	10.05	0.01	(0.16)	(0.15)	—	—	—
2016 - R6	10.07	0.18	0.16	0.34	(0.17)	(0.33)	(0.50)
2015 - R6	10.00	0.16	0.10	0.26	(0.09)	(0.10)	(0.19)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.03)	—	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2020 Portfolio’s predecessor was the Madison Target Retirement 2020 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(d)	Annualized.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.70	3.60%	$16	0.73	%(d)	1.65	%(d)	1.14	%(d)	119%
9.71	3.75	10	0.33	(d)	1.31	(d)	1.64	(d)	119
9.69	3.46	10	0.83	(d)	1.81	(d)	1.14	(d)	119
9.71	3.69	10	0.48	(d)	1.46	(d)	1.49	(d)	119
9.69	3.41	10	0.98	(d)	1.96	(d)	0.99	(d)	119
9.71	3.75	52,686	0.31	(d)	1.29	(d)	1.67	(d)	119

9.90	(1.49)	10	0.74	(d)	3.01	(d)	0.94	(d)	204
9.91	(1.39)	10	0.34	(d)	2.61	(d)	1.34	(d)	204
9.90	(1.49)	10	0.84	(d)	3.11	(d)	0.84	(d)	204
9.91	(1.39)	10	0.48	(d)	2.75	(d)	1.19	(d)	204
9.90	(1.49)	10	0.98	(d)	3.25	(d)	0.69	(d)	204
9.91	3.65	53,671	0.31		0.76		1.79		204
10.07	2.61	53,619	0.30		0.30		1.46		207

10.00	—	61,964	0.32	(d)	0.32	(d)	1.82	(d)	48

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$9.82	$0.07	$0.50	$0.57	$(0.08)
2017 - Institutional	9.83	0.08	0.50	0.58	(0.08)
2017 - Service	9.82	0.06	0.50	0.56	(0.06)
2017 - IR	9.83	0.08	0.49	0.57	(0.07)
2017 - R	9.82	0.05	0.50	0.55	(0.06)
2017 - R6	9.83	0.08	0.51	0.59	(0.08)

FOR THE PERIOD ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	10.00	0.02	(0.20)	(0.18)	—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.20)	(0.17)	—
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.20)	(0.18)	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.19)	(0.17)	—
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.19)	(0.18)	—
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.20)	(0.17)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$10.31	5.69%	$54	0.73%	3.22%	1.45%	110%
10.33	5.94	10,366	0.33	2.88	1.68	110
10.32	5.75	10	0.83	3.38	1.18	110
10.33	5.88	10	0.47	3.02	1.54	110
10.31	5.60	10	0.97	3.52	1.03	110
10.34	6.04	10	0.32	2.89	1.68	110

9.82	(1.70)	10	0.75	4.23	1.01	33
9.83	(1.70)	9,783	0.34	3.85	1.42	33
9.82	(1.80)	10	0.84	4.32	0.91	33
9.83	(1.70)	10	0.49	3.97	1.27	33
9.82	(1.80)	10	0.99	4.47	0.77	33
9.83	(1.70)	10	0.33	3.92	1.43	33

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$9.74	$0.03	$0.63	$0.66	$(0.18)	$(0.32)	$(0.50)
2017 - Institutional	9.75	0.08	0.60	0.68	(0.19)	(0.32)	(0.51)
2017 - Service	9.74	0.06	0.60	0.66	(0.17)	(0.32)	(0.49)
2017 - IR	9.75	0.07	0.61	0.68	(0.19)	(0.32)	(0.51)
2017 - R	9.74	0.05	0.60	0.65	(0.17)	(0.32)	(0.49)
2017 - R6	9.75	0.08	0.60	0.68	(0.19)	(0.32)	(0.51)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	9.93	0.02	(0.21)	(0.19)	—	—	—
2016 - Institutional (Commenced August 22, 2016)	9.93	0.03	(0.21)	(0.18)	—	—	—
2016 - Service (Commenced August 22, 2016)	9.93	0.02	(0.21)	(0.19)	—	—	—
2016 - IR (Commenced August 22, 2016)	9.93	0.02	(0.20)	(0.18)	—	—	—
2016 - R (Commenced August 22, 2016)	9.93	0.02	(0.21)	(0.19)	—	—	—
2016 - R6	9.97	0.19	0.11	0.30	(0.17)	(0.35)	(0.52)
2015 - R6	9.99	0.15	0.12	0.27	(0.09)	(0.20)	(0.29)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - R6 (Commenced August 29,2014)	10.00	0.03	(0.04)	(0.01)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2030 Portfolio’s predecessor was the Madison Target Retirement 2030 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(d)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.90	7.01%	$203	0.74	%(d)	1.16	%(d)	0.60	%(d)	92%
9.92	7.20	11	0.33	(d)	0.99	(d)	1.67	(d)	92
9.91	7.01	10	0.83	(d)	1.49	(d)	1.17	(d)	92
9.92	7.14	11	0.47	(d)	1.13	(d)	1.53	(d)	92
9.90	6.85	21	0.97	(d)	1.49	(d)	1.06	(d)	92
9.92	7.21	74,631	0.31	(d)	0.98	(d)	1.70	(d)	92

9.74	(1.91)	10	0.74	(d)	2.33	(d)	1.01	(d)	176
9.75	(1.81)	10	0.34	(d)	1.93	(d)	1.41	(d)	176
9.74	(1.91)	10	0.83	(d)	2.43	(d)	0.92	(d)	176
9.75	(1.81)	10	0.48	(d)	2.08	(d)	1.27	(d)	176
9.74	(1.91)	10	0.98	(d)	2.57	(d)	0.77	(d)	176
9.75	3.23	74,224	0.31		0.62		1.91		176
9.97	2.76	79,007	0.30		0.30		1.49		156

9.99	(0.10)	82,852	0.32	(d)	0.32	(d)	1.87	(d)	44

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$9.81	$0.05	$0.69	$0.74	$(0.07)
2017 - Institutional	9.81	0.09	0.69	0.78	(0.09)
2017 - Service	9.80	0.06	0.69	0.75	(0.07)
2017 - IR	9.81	0.08	0.68	0.76	(0.08)
2017 - R	9.80	0.05	0.68	0.73	(0.06)
2017 - R6	9.81	0.08	0.70	0.78	(0.09)

FOR THE PERIOD ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	10.00	0.02	(0.21)	(0.19)	—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)	—
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.21)	(0.19)	—
2016 - R (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$10.48	7.59%	$28	0.73%	3.17%	0.92%	89%
10.50	7.95	10,532	0.33	2.86	1.69	89
10.48	7.66	11	0.82	3.34	1.19	89
10.49	7.79	11	0.47	2.98	1.55	89
10.47	7.50	11	0.97	3.48	1.05	89
10.50	7.95	24	0.29	2.77	1.62	89

9.81	(1.90)	10	0.75	4.23	1.03	29
9.81	(1.90)	9,765	0.34	3.85	1.44	29
9.80	(2.00)	10	0.84	4.33	0.94	29
9.81	(1.90)	10	0.49	3.97	1.29	29
9.80	(2.00)	10	0.99	4.47	0.79	29
9.81	(1.90)	10	0.32	3.93	1.46	29

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$9.58	$0.06	$0.71	$0.77	$(0.19)	$(0.43)	$(0.62)
2017 - Institutional	9.58	0.08	0.72	0.80	(0.20)	(0.43)	(0.63)
2017 - Service	9.58	0.06	0.70	0.76	(0.18)	(0.43)	(0.61)
2017 - IR	9.58	0.07	0.71	0.78	(0.19)	(0.43)	(0.62)
2017 - R	9.57	0.05	0.71	0.76	(0.18)	(0.43)	(0.61)
2017 - R6	9.59	0.08	0.71	0.79	(0.20)	(0.43)	(0.63)

FOR FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	9.77	0.02	(0.21)	(0.19)	—	—	—
2016 - Institutional (Commenced August 22, 2016)	9.77	0.03	(0.22)	(0.19)	—	—	—
2016 - Service (Commenced August 22, 2016)	9.77	0.02	(0.21)	(0.19)	—	—	—
2016 - IR (Commenced August 22, 2016)	9.77	0.02	(0.21)	(0.19)	—	—	—
2016 - R (Commenced August 22, 2016)	9.77	0.01	(0.21)	(0.20)	—	—	—
2016 - R6	9.90	0.19	0.11	0.30	(0.17)	(0.44)	(0.61)
2015 - R6	9.98	0.15	0.13	0.28	(0.10)	(0.26)	(0.36)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - R6 (Commenced August 29, 2016)	10.00	0.03	(0.05)	(0.02)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2040 Portfolio’s predecessor was the Madison Target Retirement 2040 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(d)	Annualized.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.73	8.36%	$14	0.73	%(d)	1.77	%(d)	1.29	%(d)	90%
9.75	8.72	11	0.33	(d)	1.38	(d)	1.71	(d)	90
9.73	8.31	11	0.83	(d)	1.88	(d)	1.21	(d)	90
9.74	8.55	11	0.47	(d)	1.53	(d)	1.57	(d)	90
9.72	8.26	22	0.98	(d)	1.80	(d)	1.11	(d)	90
9.75	8.61	49,779	0.31	(d)	1.37	(d)	1.74	(d)	90

9.58	(1.94)	13	0.74	(d)	3.23	(d)	0.98	(d)	174
9.58	(1.94)	10	0.34	(d)	2.82	(d)	1.41	(d)	174
9.58	(1.94)	10	0.83	(d)	3.31	(d)	0.92	(d)	174
9.58	(1.94)	10	0.48	(d)	2.96	(d)	1.27	(d)	174
9.57	(2.05)	10	0.98	(d)	3.46	(d)	0.77	(d)	174
9.59	3.33	47,340	0.31	(d)	0.80	(d)	1.97	(d)	174
9.90	2.86	50,029	0.30		0.30		1.50		160

9.98	(0.20)	58,903	0.32	(d)	0.32	(d)	1.84	(d)	46

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$9.80	$0.04	$0.83	$0.87	$(0.07)
2017 - Institutional	9.81	0.09	0.81	0.90	(0.09)
2017 - Service	9.80	0.06	0.81	0.87	(0.07)
2017 - IR	9.80	0.08	0.81	0.89	(0.08)
2017 - R	9.79	0.06	0.80	0.86	(0.06)
2017 - R6	9.81	0.09	0.81	0.90	(0.09)

FOR THE PERIOD ENDED OCTOBER 31,
2016 - A (Commenced August 22,2016)	10.00	0.02	(0.22)	(0.20)	—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)	—
2016 - Service(Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.22)	(0.21)	—
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$10.60	8.95%	$36	0.72%	3.12%	0.84%	92%
10.62	9.20	10,656	0.33	2.83	1.70	92
10.60	8.92	11	0.82	3.31	1.21	92
10.61	9.15	11	0.47	2.96	1.56	92
10.59	8.87	26	0.96	3.38	1.15	92
10.62	9.31	11	0.32	2.88	1.71	92

9.80	(2.00)	10	0.75	4.23	1.02	29
9.81	(1.90)	9,756	0.34	3.85	1.43	29
9.80	(2.00)	10	0.84	4.33	0.93	29
9.80	(2.00)	10	0.49	3.97	1.28	29
9.79	(2.10)	10	0.99	4.48	0.78	29
9.81	(2.00)	10	0.32	3.93	1.45	29

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$9.80	$0.06	$0.86	$0.92	$(0.19)	$(0.40)	$(0.59)
2017 - Institutional	9.80	0.08	0.86	0.94	(0.20)	(0.40)	(0.60)
2017 - Service	9.79	0.06	0.85	0.91	(0.18)	(0.40)	(0.58)
2017 - IR	9.80	0.08	0.86	0.94	(0.20)	(0.40)	(0.60)
2017 - R	9.79	0.05	0.86	0.91	(0.18)	(0.40)	(0.58)
2017 - R6	9.80	0.08	0.86	0.94	(0.20)	(0.40)	(0.60)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—	—	—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)	—	—	—
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—	—	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—	—	—
2016 - R (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—	—	—
2016 - R6	9.95	0.20	0.11	0.31	(0.16)	(0.30)	(0.46)
2015 - R6	9.98	0.15	0.13	0.28	(0.10)	(0.21)	(0.31)
2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.05)	(0.02)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2050 Portfolio’s predecessor was the Madison Target Retirement 2050 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(d)	Annualized.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.13	9.77%	$11	0.72	%(d)	2.99	%(d)	1.31	%(d)	81%
10.14	10.03	11	0.32	(d)	2.58	(d)	1.71	(d)	81
10.12	9.74	11	0.83	(d)	3.09	(d)	1.21	(d)	81
10.14	9.97	11	0.48	(d)	2.74	(d)	1.56	(d)	81
10.12	9.68	11	0.98	(d)	3.24	(d)	1.06	(d)	81
10.14	10.03	24,994	0.31	(d)	2.51	(d)	1.71	(d)	81

9.80	(2.00)	10	0.74	(d)	6.30	(d)	1.04	(d)	191
9.80	(2.00)	10	0.34	(d)	5.90	(d)	1.44	(d)	191
9.79	(2.10)	10	0.83	(d)	6.40	(d)	0.95	(d)	191
9.80	(2.00)	10	0.48	(d)	6.04	(d)	1.30	(d)	191
9.79	(2.10)	10	0.98	(d)	6.54	(d)	0.80	(d)	191
9.80	3.37	21,657	0.31		1.45		2.07		191
9.95	2.87	20,482	0.30		0.30		1.51		204
9.98	(0.20)	21,266	0.32	(d)	0.32	(d)	1.72	(d)	52

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2017 - A	$9.79	$0.02	$0.98	$1.00	$(0.08)
2017 - Institutional	9.80	0.09	0.93	1.02	(0.09)
2017 - Service	9.79	0.06	0.94	1.00	(0.07)
2017 - IR	9.79	0.08	0.95	1.03	(0.09)
2017 - R	9.79	0.05	0.94	0.99	(0.07)
2017 - R6	9.80	0.09	0.93	1.02	(0.09)

FOR THE PEROD ENDED OCTOBER 31,
2016 - A (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)	—
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.22)	(0.21)	—
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Amount is less than 0.005% per share.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$10.71	10.26%	$81	0.72%	3.03%	0.41%	115%
10.73	10.48	10,777	0.33	2.81	1.72	115
10.72	10.30	11	0.82	3.30	1.22	115
10.73	10.43	11	0.48	2.95	1.57	115
10.71	10.14	11	0.98	3.46	1.07	115
10.73	10.48	22	0.31	2.76	1.69	115

9.79	(2.10)	10	0.75	4.23	1.02	34
9.80	(2.00)	9,748	0.34	3.85	1.43	34
9.79	(2.10)	10	0.84	4.33	0.92	34
9.79	(2.00)	10	0.49	3.97	1.28	34
9.79	(2.10)	10	0.99	4.48	0.77	34
9.80	(2.00)	10	0.32	3.92	1.45	34

The accompanying notes are an integral part of these financial statements.	63

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, Institutional, Service, IR, R, R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs &Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (each, an “Agreement”) with the Trust. Madison Asset Management, LLC, (the “Sub Adviser”) serves as the subadviser to the Portfolios. GSAM compensates the Sub Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Portfolios are not charged any separate or additional investment advisory fees by the Sub Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Offering Costs — Offering costs paid in connection with the initial offering of shares of Target Date 2025, Target Date 2035, Target Date 2045 and Target Date 2055 are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

64

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy,

65

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments classified in the fair value hierarchy as of April 30, 2017:

TARGET DATE 2020 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$47,991,651	$—	$—
Investment Company	2,919,092	—	—
Total	$50,910,743	$—	$—

TARGET DATE 2025 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$9,485,731	$—	$—
Investment Company	576,784	—	—
Total	$10,062,515	$—	$—

TARGET DATE 2030 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$68,787,186	$—	$—
Investment Company	3,382,303	—	—
Total	$72,169,489	$—	$—

66

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TARGET DATE 2035 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$9,784,816	$—	$—
Investment Company	425,126	—	—
Total	$10,209,942	$—	$—

TARGET DATE 2040 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$46,257,906	$—	$—
Investment Company	1,877,439	—	—
Total	$48,135,345	$—	$—

TARGET DATE 2045 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$9,962,347	$—	$—
Investment Company	377,357	—	—
Total	$10,339,704	$—	$—

TARGET DATE 2050 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$23,571,138	$—	$—
Investment Company	758,723	—	—
Total	$24,329,861	$—	$—

TARGET DATE 2055 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$10,221,837	$—	$—
Investment Company	273,018	—	—
Total	$10,494,855	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

67

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Portfolio’s average daily net assets.

For the six months ended April 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate			Effective Management Fee Annual Rate
First $2 billion	Next $3 billion	Over $5 billion
0.25%	0.23%	0.21%	0.25%

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Portfolio, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as applicable.

The Trust, on behalf of Services Shares of each applicable Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Portfolios.

	Distribution and Service Plan Rates
	Class A*	Class R*	Service
Distribution Plan	0.25%	0.50%	—%
Service Plan	—	—	0.25

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. For the six months ended April 30, 2017, Goldman Sachs did not retain any of the Class A Shares’ front end sales charges.

D.  Shareholder Administration Plan — The Trust, on behalf of the Portfolios, has adopted a Shareholder Administration Plan to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of shareholder administration services to their customers who are beneficial owners of such shares. The Shareholder Administration Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Portfolios.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

68

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Target Date 2020, Target Date 2030, Target Date 2040, and Target Date 2050 Portfolios are each 0.024% and Target Date 2025, Target Date 2035, Target Date 2045 and Target Date 2055, are each 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Other Expense Reimbursements
Target Date 2020	$260,727
Target Date 2025	169,943
Target Date 2030	256,277
Target Date 2035	169,692
Target Date 2040	260,620
Target Date 2045	169,572
Target Date 2050	259,782
Target Date 2055	169,630

As of April 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Portfolios:

	Class A	Institutional	Service	Class IR	Class R	Class R6
Target Date 2020	65%	100%	100%	100%	100%	—%
Target Date 2025	19	100	100	100	100	100
Target Date 2030	5	100	100	100	51	—
Target Date 2035	38	100	100	100	99	44
Target Date 2040	74	100	100	100	49	—
Target Date 2045	29	100	100	100	41	100
Target Date 2050	100	100	100	100	100	—
Target Date 2055	13	100	100	100	100	50

69

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2017, were:

Fund	Purchases	Sales and Maturities
Target Date 2020	$61,985,239	$64,227,590
Target Date 2025	10,874,034	10,689,264
Target Date 2030	67,509,746	71,359,434
Target Date 2035	8,889,961	8,721,242
Target Date 2040	43,189,425	44,207,398
Target Date 2045	9,277,008	9,100,727
Target Date 2050	20,025,067	18,570,080
Target Date 2055	11,628,309	11,418,362

6. TAX INFORMATION

As of the Portfolios’ most recent fiscal year end, October 31, 2016, the Portfolios’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Target Date 2020	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055
Capital loss carryforwards:
Perpetual Short-Term	$—	$(42,018)	$—	$(43,545)	$—	$(42,812)	$—	$(42,112)
Total capital loss carryforwards	$—	$(42,018)	$—	$(43,545)	$—	$(42,812)	$—	$(42,112)

As of April 30, 2017, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Target Date 2020	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055
Tax Cost	$48,985,297	$9,664,067	$67,317,668	$9,688,891	$44,305,052	$9,722,087	$22,027,045	$9,758,762
Gross unrealized gain	2,450,947	434,363	6,139,615	558,674	4,849,432	649,454	2,821,809	758,496
Gross unrealized loss	(525,501)	(35,915)	(1,287,794)	(37,623)	(1,019,139)	(31,837)	(518,993)	(22,403)
Net unrealized gains (losses)	$1,925,446	$398,448	$4,851,821	$521,051	$3,830,293	$617,617	$2,302,816	$736,093

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales. GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

70

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

The Portfolios may be indirectly exposed to the following risks through their investments in the Underlying Funds. For more information regarding the risks of an Underlying Fund, please see the Underlying Fund’s shareholder report.

Liquidity Risk — A Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios have unsettled or open transactions defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

Change in Fiscal Year End — On May 9, 2017, the Trustees approved a change of the Portfolios’ fiscal year end from October 31 to August 31, effective August 1, 2017.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

71

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

	Target Date 2020 Portfolio

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	571	$5,507	996	$10,010
Reinvestment of distributions	57	541	—	—
Shares redeemed	—	—	(1)	(11)
	628	6,048	995	9,999
Institutional Shares(a)
Shares sold	1	5	996	10,010
Reinvestment of distributions	59	555	—	—
Shares redeemed	(1)	(5)	(1)	(10)
	59	555	995	10,000
Service Shares(a)
Shares sold	—	—	996	10,010
Reinvestment of distributions	57	538	—	—
Shares redeemed	—	—	(1)	(11)
	57	538	995	9,999
Class IR Shares(a)
Shares sold	—	—	996	10,010
Reinvestment of distributions	58	550	—	—
Shares redeemed	—	—	(1)	(11)
	58	550	995	9,999
Class R Shares(a)
Shares sold	—	—	996	10,010
Reinvestment of distributions	56	532	—	—
Shares redeemed	—	—	(1)	(11)
	56	532	995	9,999
Class R6 Shares
Shares sold	145,799	1,396,891	556,157	5,395,539
Reinvestment of distributions	319,101	3,028,159	282,195	2,663,920
Shares redeemed	(456,088)	(4,375,728)	(745,292)	(7,300,289)
	8,812	49,322	93,060	759,170
NET INCREASE	9,670	$57,545	98,035	$809,166

(a)	Commenced operations on August 22, 2016.

72

Target Date 2025 Portfolio				Target Date 2030 Portfolio

For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016(a)		For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,216	$42,205	1,001	$10,011	19,448	$184,655	1,008	$10,010
38	375	—	—	66	623	—	—
—	—	(1)	(11)	—	—	(1)	(11)
4,254	42,580	1,000	10,000	19,514	185,278	1,007	9,999

1	5	995,001	9,950,011	1	5	1,008	10,010
8,051	79,700	—	—	54	515	—	—
(1)	(5)	(1)	(10)	(1)	(5)	(1)	(10)
8,051	79,700	995,000	9,950,001	54	515	1,007	10,000

—	—	1,001	10,011	—	—	1,008	10,010
6	62	—	—	52	498	—	—
—	—	(1)	(11)	—	—	(1)	(11)
6	62	1,000	10,000	52	498	1,007	9,999

—	—	1,001	10,011	—	—	1,008	10,010
8	75	—	—	54	510	—	—
—	—	(1)	(11)	—	—	(1)	(11)
8	75	1,000	10,000	54	510	1,007	9,999

3	36	1,001	10,011	1,021	10,020	1,008	10,010
6	57	—	—	52	492	—	—
(3)	(36)	(1)	(11)	—	—	(1)	(11)
6	57	1,000	10,000	1,073	10,512	1,007	9,999

—	—	1,001	10,011	209,429	2,029,991	284,587	2,711,235
8	80	—	—	412,273	3,936,893	422,202	3,930,703
—	—	(1)	(11)	(713,129)	(6,970,949)	(1,015,250)	(9,983,514)
8	80	1,000	10,000	(91,427)	(1,004,065)	(308,461)	(3,341,576)
12,333	$122,554	1,000,000	$10,000,001	(70,680)	$(806,752)	(303,426)	$(3,291,580)

73

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Target Date 2035 Portfolio

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016(a)

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	1,645	$16,616	1,001	$10,011
Reinvestment of distributions	7	71	—	—
Shares redeemed	—	—	(1)	(11)
	1,652	16,687	1,000	10,000
Institutional Shares(a)
Shares sold	1	5	995,001	9,950,011
Reinvestment of distributions	8,493	84,675	—	—
Shares redeemed	(1)	(5)	(1)	(10)
	8,493	84,675	995,000	9,950,001
Service Shares(a)
Shares sold	—	—	1,001	10,011
Reinvestment of distributions	7	67	—	—
Shares redeemed	—	—	(1)	(11)
	7	67	1,000	10,000
Class IR Shares(a)
Shares sold	—	—	1,001	10,011
Reinvestment of distributions	8	80	—	—
Shares redeemed	—	—	(1)	(11)
	8	80	1,000	10,000
Class R Shares(a)
Shares sold	7	67	1,001	10,011
Reinvestment of distributions	6	62	—	—
Shares redeemed	—	—	(1)	(11)
	13	129	1,000	10,000
Class R6 Shares
Shares sold	1,275	13,203	1,001	10,011
Reinvestment of distributions	9	85	—	—
Shares redeemed	—	—	(1)	(11)
	1,284	13,288	1,000	10,000
NET INCREASE	11,457	$114,926	1,000,000	$10,000,001

(a)	Commenced operations on August 22, 2016.

74

Target Date 2040 Portfolio				Target Date 2045 Portfolio

For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016		For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016(a)

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

68	$653	1,323	$12,879	2,424	$25,418	1,001	$10,011
89	827	—	—	7	73	—	—
(1)	(10)	(1)	(11)	—	—	(1)	(11)
156	1,470	1,322	12,868	2,431	25,491	1,000	10,000

1	5	1,025	10,010	1	5	995,001	9,950,011
70	653	—	—	8,690	87,162	—	—
(1)	(5)	(1)	(10)	(1)	(5)	(1)	(10)
70	653	1,024	10,000	8,690	87,162	995,000	9,950,001

—	—	1,025	10,010	—	—	1,001	10,011
68	635	—	—	7	70	—	—
—	—	(1)	(11)	—	—	(1)	(11)
68	635	1,024	9,999	7	70	1,000	10,000

—	—	1,025	10,010	—	—	1,001	10,011
69	648	—	—	8	82	—	—
—	—	(1)	(11)	—	—	(1)	(11)
69	648	1,024	9,999	8	82	1,000	10,000

1,128	10,867	1,025	10,010	1,422	14,926	1,001	10,011
67	630	—	—	6	65	—	—
—	—	(1)	(11)	—	—	(1)	(11)
1,195	11,497	1,024	9,999	1,428	14,991	1,000	10,000

180,182	1,707,527	121,810	1,134,819	—	—	1,001	10,011
337,128	3,156,958	333,125	3,048,096	9	88	—	—
(348,502)	(3,349,226)	(572,414)	(5,513,965)	—	—	(1)	(11)
168,808	1,515,259	(117,479)	(1,331,050)	9	88	1,000	10,000
170,366	$1,530,162	(112,061)	$(1,278,185)	12,573	$127,884	1,000,000	$10,000,001

75

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Target Date 2050 Portfolio

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	—	$—	1,001	$10,010
Reinvestment of distributions	62	600	—	—
Shares redeemed	—	—	(1)	(11)
	62	600	1,000	9,999
Institutional Shares(a)
Shares sold	1	5	1,001	10,010
Reinvestment of distributions	63	614	—	—
Shares redeemed	(1)	(5)	(1)	(10)
	63	614	1,000	10,000
Service Shares(a)
Shares sold	—	—	1,001	10,010
Reinvestment of distributions	62	596	—	—
Shares redeemed	—	—	(1)	(11)
	62	596	1,000	9,999
Class IR Shares(a)
Shares sold	—	—	1,001	10,010
Reinvestment of distributions	63	609	—	—
Shares redeemed	—	—	(1)	(11)
	63	609	1,000	9,999
Class R Shares(a)
Shares sold	3	25	1,001	10,010
Reinvestment of distributions	61	591	—	—
Shares redeemed	—	—	(1)	(11)
	64	616	1,000	9,999
Class R6 Shares
Shares sold	237,197	2,330,558	175,129	1,678,882
Reinvestment of distributions	140,583	1,362,253	104,550	977,547
Shares redeemed	(122,264)	(1,223,376)	(128,796)	(1,267,261)
	255,516	2,469,435	150,883	1,389,168
NET INCREASE	255,830	$2,472,470	155,883	$1,439,164

(a)	Commenced operations on August 22, 2016.

76

Target Date 2055 Portfolio

For the Six Months Ended April 30, 2017 (Unaudited)		For the Fiscal Year Ended October 31, 2016(a)

Shares	Dollars	Shares	Dollars

6,572	$69,476	1,001	$10,011
10	98	—	—
(1)	(10)	(1)	(11)
6,581	69,564	1,000	10,000

—	5	995,001	9,950,011
9,014	91,043	—	—
—	(5)	(1)	(10)
9,014	91,043	995,000	9,950,001

—	—	1,001	10,011
7	74	—	—
—	—	(1)	(11)
7	74	1,000	10,000

—	—	1,001	10,011
9	86	—	—
—	—	(1)	(11)
9	86	1,000	10,000

—	—	1,001	10,011
7	69	—	—
—	—	(1)	(11)
7	69	1,000	10,000

996	10,460	1,001	10,011
9	92	—	—
—	(3)	(1)	(11)
1,005	10,549	1,000	10,000
16,623	$171,385	1,000,000	$10,000,001

77

Fund Expenses — Period Ended April 30, 2017 (Unaudited)

As a shareholder of Class A, Institutional, Service, Class IR, Class R, and Class R6 Shares of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Service and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Service, Class IR, Class R or Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Target Date 2020 Portfolio				Target Date 2025 Portfolio				Target Date 2030 Portfolio
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Class A
Actual	$1,000.00	$1,036.00		$3.69	$1,000.00	$1,056.90		$3.72	$1,000.00	$1,070.10		$3.80
Hypothetical 5% return	1,000.00	1,021.17	+	3.66	1,000.00	1,021.17	+	3.66	1,000.00	1,021.12	+	3.71
Institutional
Actual	1,000.00	1,037.50		1.67	1,000.00	1,059.40		1.69	1,000.00	1,072.00		1.70
Hypothetical 5% return	1,000.00	1,023.16	+	1.66	1,000.00	1,023.16	+	1.66	1,000.00	1,023.16	+	1.66
Service
Actual	1,000.00	1,034.60		4.19	1,000.00	1,057.50		4.23	1,000.00	1,070.10		4.26
Hypothetical 5% return	1,000.00	1,020.68	+	4.16	1,000.00	1,020.68	+	4.16	1,000.00	1,020.68	+	4.16
Class IR
Actual	1,000.00	1,036.90		2.42	1,000.00	1,058.80		2.40	1,000.00	1,071.40		2.41
Hypothetical 5% return	1,000.00	1,022.41	+	2.41	1,000.00	1,022.46	+	2.36	1,000.00	1,022.46	+	2.36
Class R
Actual	1,000.00	1,034.10		4.94	1,000.00	1,056.00		4.94	1,000.00	1,068.50		4.97
Hypothetical 5% return	1,000.00	1,019.94	+	4.91	1,000.00	1,019.98	+	4.86	1,000.00	1,019.98	+	4.86
Class R6
Actual	1,000.00	1,037.50		1.57	1,000.00	1,060.40		1.63	1,000.00	1,072.10		1.59
Hypothetical 5% return	1,000.00	1,023.26	+	1.56	1,000.00	1,023.21	+	1.61	1,000.00	1,023.26	+	1.56

78

Fund Expenses — Period Ended April 30, 2017 (Unaudited) (continued)

	Target Date 2035 Portfolio				Target Date 2040 Portfolio				Target Date 2045 Portfolio
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Class A
Actual	$1,000.00	$1,075.90		$3.76	$1,000.00	$1,083.60		$3.77	$1,000.00	$1,089.50		$3.73
Hypothetical 5% return	1,000.00	1,021.17	+	3.66	1,000.00	1,021.17	+	3.66	1,000.00	1,021.22	+	3.61
Institutional
Actual	1,000.00	1,079.50		1.70	1,000.00	1,087.20		1.71	1,000.00	1,092.00		1.71
Hypothetical 5% return	1,000.00	1,023.16	+	1.66	1,000.00	1,023.16	+	1.66	1,000.00	1,023.16	+	1.66
Service
Actual	1,000.00	1,076.60		4.22	1,000.00	1,083.10		4.29	1,000.00	1,089.20		4.25
Hypothetical 5% return	1,000.00	1,020.73	+	4.11	1,000.00	1,020.68	+	4.16	1,000.00	1,020.73	+	4.11
Class IR
Actual	1,000.00	1,077.90		2.42	1,000.00	1,085.50		2.43	1,000.00	1,091.50		2.44
Hypothetical 5% return	1,000.00	1,022.46	+	2.36	1,000.00	1,022.46	+	2.36	1,000.00	1,022.46	+	2.36
Class R
Actual	1,000.00	1,075.00		4.99	1,000.00	1,082.60		5.06	1,000.00	1,088.70		4.97
Hypothetical 5% return	1,000.00	1,019.98	+	4.86	1,000.00	1,019.94	+	4.91	1,000.00	1,020.03	+	4.81
Class R6
Actual	1,000.00	1,079.50		1.50	1,000.00	1,086.10		1.60	1,000.00	1,093.10		1.66
Hypothetical 5% return	1,000.00	1,023.36	+	1.45	1,000.00	1,023.26	+	1.56	1,000.00	1,023.21	+	1.61

79

Fund Expenses — Period Ended April 30, 2017 (Unaudited) (continued)

	Target Date 2050 Portfolio				Target Date 2055 Portfolio
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*	Beginning Account Value 11/1/16	Ending Account Value 4/30/17		Expenses Paid for the 6 months ended 4/30/17*
Class A
Actual	$1,000.00	$1,097.70		$3.74	$1,000.00	$1,102.60		$3.75
Hypothetical 5% return	1,000.00	1,021.22	+	3.61	1,000.00	1,021.22	+	3.61
Institutional
Actual	1,000.00	1,100.30		1.67	1,000.00	1,104.80		1.72
Hypothetical 5% return	1,000.00	1,023.21	+	1.61	1,000.00	1,023.16	+	1.66
Service
Actual	1,000.00	1,097.40		4.32	1,000.00	1,103.00		4.28
Hypothetical 5% return	1,000.00	1,020.68	+	4.16	1,000.00	1,020.73	+	4.11
Class IR
Actual	1,000.00	1,099.70		2.50	1,000.00	1,104.30		2.50
Hypothetical 5% return	1,000.00	1,022.41	+	2.41	1,000.00	1,022.41	+	2.41
Class R
Actual	1,000.00	1,096.80		5.09	1,000.00	1,101.40		5.11
Hypothetical 5% return	1,000.00	1,019.94	+	4.91	1,000.00	1,019.94	+	4.91
Class R6
Actual	1,000.00	1,100.30		1.61	1,000.00	1,104.80		1.62
Hypothetical 5% return	1,000.00	1,023.26	+	1.56	1,000.00	1,023.26	+	1.56

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Service	Class IR	Class R	Class R6
Target Date 2020	0.73%	0.33%	0.83%	0.48%	0.98%	0.31%
Target Date 2025	0.73	0.33	0.83	0.47	0.97	0.32
Target Date 2030	0.74	0.33	0.83	0.47	0.97	0.31
Target Date 2035	0.73	0.33	0.82	0.47	0.97	0.29
Target Date 2040	0.73	0.33	0.83	0.47	0.98	0.31
Target Date 2045	0.72	0.33	0.82	0.47	0.96	0.32
Target Date 2050	0.72	0.32	0.83	0.48	0.98	0.31
Target Date 2055	0.72	0.33	0.82	0.48	0.98	0.31

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

80

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian James A. McNamara Westley V. Thompson

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Portfolios’ Form N-Qs are available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, land are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Portfolio holdings and allocations shown are as of April 30, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 94974-TMPL-06/2017-553952 TARGDATESAR-17/186

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	June 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	June 30, 2017

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	June 30, 2017